                                                            EXECUTION COPY

                  RESIDENTIAL ASSET SECURITIES CORPORATION,

                                  Depositor,

                      RESIDENTIAL FUNDING COMPANY, LLC,

                               Master Servicer,

                                     and

                        U.S. BANK NATIONAL ASSOCIATION

                                   Trustee

                       POOLING AND SERVICING AGREEMENT

                         Dated as of October 27, 2006

         Home Equity Mortgage Asset-Backed Pass-Through Certificates

                               Series 2006-EMX9

                               TABLE OF CONTENTS

ARTICLE II CONVEYANCE OF MORTGAGE LOANS; ORIGINAL ISSUANCE OF

      Section 2.03.  Representations, Warranties and Covenants of the
                     Master Servicer and the Depositor......................64
      Section 2.04.  Representations and Warranties of Sellers..............66
      Section 2.05.  Execution and Authentication of Certificates;

      Section 3.02.  Subservicing Agreements Between Master Servicer
                     and Subservicers; Enforcement of Subservicers'

      Section 3.05.  No Contractual Relationship Between Subservicer
                     and Trustee or Certificateholders......................74
      Section 3.06.  Assumption or Termination of Subservicing
                     Agreements by Trustee..................................74
      Section 3.07.  Collection of Certain Mortgage Loan Payments;
                     Deposits to Custodial Account..........................74
      Section 3.08.  Subservicing Accounts; Servicing Accounts..............77
      Section 3.09.  Access to Certain Documentation and Information

      Section 3.12.  Maintenance of Fire Insurance and Omissions and
                     Fidelity Coverage......................................80
      Section 3.13.  Enforcement of Due-on-Sale Clauses; Assumption and

      Section 3.16.  Servicing and Other Compensation; Compensating
                     Interest...............................................86
      Section 3.17.  Reports to the Trustee and the Depositor...............87
      Section 3.18.  Annual Statement as to Compliance and Servicing
                     Assessment.............................................88
      Section 3.19.  Annual Independent Public Accountants' Servicing
                     Report.................................................88
      Section 3.20.  Right of the Depositor in Respect of the Master

      Section 4.03.  Statements to Certificateholders; Statements to
                     Rating Agencies; Exchange Act Reporting................97
      Section 4.04.  Distribution of Reports to the Trustee and the
                     Depositor; Advances by the Master Servicer............101
      Section 4.05.  Allocation of Realized Losses.........................102
      Section 4.06.  Reports of Foreclosures and Abandonment of

      Section 5.02.  Registration of Transfer and Exchange of

      Section 6.01.  Respective Liabilities of the Depositor and the
                     Master Servicer.......................................115
      Section 6.02.  Merger or Consolidation of the Depositor or the
                     Master Servicer; Assignment of Rights and
                     Delegation of Duties by Master Servicer...............115
      Section 6.03.  Limitation on Liability of the Depositor, the

      Section 7.02.  Trustee or Depositor to Act; Appointment of

      Section 8.03.  Trustee Not Liable for Certificates or Mortgage
                     Loans.................................................123
      Section 8.04.  Trustee May Own Certificates..........................124
      Section 8.05.  Master Servicer to Pay Trustee's Fees and

      Section 9.01.  Termination Upon Purchase or Liquidation of All

      Section 10.02. Master Servicer, REMIC Administrator and Trustee

      Section 12.02. Additional Representations and Warranties of the

EXHIBIT H-1 FORM OF TRANSFER AFFIDAVIT AND AGREEMENT.....................H-1-1

EXHIBIT H-2 FORM OF TRANSFEROR CERTIFICATE...............................H-2-1

EXHIBIT I   FORM OF INVESTOR REPRESENTATION LETTER.........................I-1

EXHIBIT J   FORM OF TRANSFEROR REPRESENTATION LETTER.......................J-1

EXHIBIT K   TEXT OF AMENDMENT TO POOLING AND SERVICING AGREEMENT
            PURSUANT TO SECTION 11.01(E) FOR A LIMITED GUARANTY............K-1

EXHIBIT L   FORM OF LIMITED GUARANTY.......................................L-1

EXHIBIT M   FORM OF LENDER CERTIFICATION FOR ASSIGNMENT OF MORTGAGE

EXHIBIT T-1 FORM OF 10-K CERTIFICATION...................................T-1-1

EXHIBIT T-2 FORM OF BACK-UP CERTIFICATION................................T-2-1
EXHIBIT U   INFORMATION TO BE PROVIDED BY THE MASTER SERVICER TO THE
            RATING AGENCIES RELATING TO REPORTABLE MODIFIED MORTGAGE
            LOANS..........................................................U-1

      This Pooling and Servicing Agreement,  effective as of October 27, 2006, among RESIDENTIAL  ASSET SECURITIES  CORPORATION,  as the depositor  (together with its  permitted  successors  and assigns,  the  "Depositor"),  RESIDENTIAL
FUNDING  COMPANY,  LLC,  as  master  servicer  (together  with  its  permitted successors  and  assigns,  the  "Master  Servicer"),  and U.S.  BANK  NATIONAL
ASSOCIATION,  a banking  association  organized  under the laws of the  United
States,  as trustee (together with its permitted  successors and assigns,  the
"Trustee").

                            PRELIMINARY STATEMENT:

      The  Depositor  intends  to  sell  mortgage  asset-backed   pass-through
certificates  (collectively,  the  "Certificates"),  to be issued hereunder in seventeen Classes,  which in the aggregate will evidence the entire beneficial ownership  interest  in the  Mortgage  Loans (as  defined  herein) and certain other related assets.

                                   REMIC I

      As provided  herein,  the REMIC  Administrator  will make an election to treat the  segregated  pool of assets  consisting  of the  Mortgage  Loans and certain other related assets  (exclusive of the Yield  Maintenance  Agreement)
subject  to  this  Agreement  as a real  estate  mortgage  investment  conduit
(a "REMIC")  for federal  income tax  purposes,  and such  segregated  pool of
assets  will  be  designated   as  "REMIC I."   Component  I  of  the  Class R
Certificates will represent the sole Class of "residual  interests" in REMIC I for purposes of the REMIC  Provisions (as defined herein) under federal income
tax  law.  The  following  table   irrevocably  sets  forth  the  designation,
remittance rate (the  "Uncertificated  REMIC I Pass-Through Rate") and initial
Uncertificated  Principal  Balance  for  each of the  "regular  interests"  in
REMIC I  (the "REMIC I Regular  Interests").  The  "latest  possible  maturity date"  (determined  solely for  purposes  of  satisfying  Treasury  Regulation
Section 1.860G-1(a)(4)(iii))  for each REMIC I  Regular  Interest shall be the
Maturity Date.  None of the REMIC I Regular Interests will be certificated.

                 Uncertificated REMIC I   Initial Uncertificated REMIC I    Latest Possible
   Designation       Pass-Through Rate            Principal Balance           Maturity Date
        Y-1             Variable(1)           $        243,520.28            November 25, 2036
        Y-2             Variable(1)           $        136,478.95            November 25, 2036
        Z-1             Variable(1)              $ 486,797,032.00            November 25, 2036
        Z-2             Variable(1)              $ 272,823,164.24            November 25, 2036

_______________
(1)   Calculated as provided in the definition of Uncertificated REMIC I
Pass-Through Rate.

                                   REMIC II

      As provided  herein,  the REMIC  Administrator  will make an election to treat  the  segregated  pool  of  assets  consisting  of the  REMIC I  Regular
Interests  as a REMIC for federal  income tax  purposes,  and such  segregated pool of assets will be designated as  "REMIC II."  Component II of the Class R
Certificates  will  represent  the  sole  Class  of  "residual  interests"  in
REMIC II  for  purposes  of the REMIC  Provisions  (as defined  herein)  under federal  income  tax law.  The  following  table  irrevocably  sets  forth the
designation,   remittance  rate  (the  "Uncertificated  REMIC II  Pass-Through
Rate") and initial  Uncertificated  Principal Balance for each of the "regular interests"  in  REMIC II  (the  "REMIC II  Regular  Interests").  The  "latest
possible  maturity  date"  (determined   solely  for  purposes  of  satisfying
Treasury  Regulation  Section 1.860G-1(a)(4)(iii))  for each REMIC II  Regular
Interest shall be the Maturity Date.  None of the REMIC II  Regular  Interests
will be certificated.

                  Uncertificated REMIC I  Initial/Uncertificated REMIC I    Latest Possible
   Designation      Pass-Through Rate            Principal Balance            Maturity Date

       LT-1            Variable(1)          $           486,715,359.32        November 25, 2036
       LT-2            Variable(1)          $                15,735.41        November 25, 2036
       LT-3               0.00%             $                32,968.64        November 25, 2036
       LT-4            Variable(1)          $                32,968.64        November 25, 2036
       LT-5            Variable(1)          $           272,777,281.23        November 25, 2036
       LT-6            Variable(1)          $                 8,704.92        November 25, 2036
       LT-7               0.00%             $                18,591.04        November 25, 2036
       LT-8            Variable(1)          $                18,591.04        November 25, 2036
     LT-Y1(2)          Variable(1)          $               243,520.28        November 25, 2036
     LT-Y2(2)          Variable(1)          $               136,478.95        November 25, 2036

_______________
(1)   Calculated  as provided in the  definition  of  Uncertificated  REMIC II
Pass-Through Rate.
(2)   LT-Y1 will have the same interest  rate,  principal  balance,  Principal
Reduction  Amount and  allocation  of Realized  Losses as the REMIC I  Regular
Interest  Y-1.  LT-Y2 will have the same  interest  rate,  principal  balance,
Principal  Reduction  Amount and allocation of Realized  Losses as the REMIC I
Regular Interest Y-2.

                                  REMIC III

      As  provided  herein,  the REMIC  Administrator  will elect to treat the segregated pool of assets  consisting of the REMIC II  Regular  Interests as a
REMIC for federal  income tax  purposes,  and such  segregated  pool of assets will be designated as "REMIC III."  Component III of the Class R  Certificates
will  represent  the sole  Class of  "residual  interests"  in  REMIC III  for purposes of the REMIC  Provisions  under federal income tax law. The following table  irrevocably sets forth the designation,  Pass-Through  Rate,  aggregate
Initial  Certificate  Principal  Balance,  certain  features,  month  of Final
Scheduled   Distribution   Date  and   initial   ratings  for  each  Class  of
Certificates  comprising  the interests  representing  "regular  interests" in
REMIC III.   The  "latest  possible  maturity  date"  (determined  solely  for purposes of satisfying  Treasury Regulation  Section 1.860G-1(a)(4)(iii))  for
each Class of REMIC III Regular Interests shall be the Maturity Date.

                                                                                          Month of
                                                                                            Final
                                             Aggregate Initial                            Scheduled
                             Pass-Through     Certificate                               Distribution
 Designation     Type            Rate       Principal Balance     Features                Date             Ratings
                                                                                                         S&P     Moody's
 Class A-I-1    Regular(1)  Adjustable(2)(3)$  179,342,000.00     Senior/Adjustable       May 2031       AAA       Aaa
                                                                        Rate
 Class A-I-2    Regular(1)  Adjustable(2)(3)$    82,329,000.00    Senior/Adjustable     February 2036    AAA       Aaa
                                                                        Rate
 Class A-I-3    Regular(1)  Adjustable(2)(3)$    68,601,000.00    Senior/Adjustable    September 2036    AAA       Aaa
                                                                        Rate
 Class A-I-4    Regular(1)  Adjustable(2)(3)$    22,832,000.00    Senior/Adjustable     November 2036    AAA       Aaa
                                                                        Rate
  Class A-II    Regular(1)    Adjustable    $   197,896,000.00     Senior/Adjustable     November 2036    AAA       Aaa
                                (2)(3)                                  Rate
  Class M-1     Regular(1)  Adjustable(2)(3)$    35,340,000.00  Mezzanine/Adjustable    November 2036    AA+       Aa1
                                                                        Rate
  Class M-2     Regular(1)  Adjustable(2)(3)$    40,660,000.00  Mezzanine/Adjustable    November 2036     AA       Aa2
                                                                        Rate
  Class M-3     Regular(1)  Adjustable(2)(3)$    15,580,000.00  Mezzanine/Adjustable    November 2036    AA-       Aa3
                                                                        Rate
  Class M-4     Regular(1)  Adjustable(2)(3)$    14,820,000.00  Mezzanine/Adjustable    November 2036     A+       A1
                                                                        Rate
  Class M-5     Regular(1)  Adjustable(2)(3)$    14,440,000.00  Mezzanine/Adjustable    November 2036     A        A2
                                                                        Rate
  Class M-6     Regular(1)  Adjustable(2)(3)$    11,020,000.00  Mezzanine/Adjustable    November 2036     A-       A2
                                                                        Rate
  Class M-7     Regular(1)  Adjustable(2)(3)$    10,260,000.00  Mezzanine/Adjustable    November 2036    BBB+      A3
                                                                        Rate
  Class M-8     Regular(1)  Adjustable(2)(3)$     8,740,000.00  Mezzanine/Adjustable    November 2036    BBB      Baa1
                                                                        Rate
  Class M-9     Regular(1)  Adjustable(2)(3)$    12,160,000.00  Mezzanine/Adjustable    November 2036    BBB-     Baa2
                                                                        Rate
  Class M-10    Regular(1)  Adjustable(2)(3)$    14,820,000.00  Mezzanine/Adjustable    November 2036    BB+      Baa3
                                                                        Rate
   Class SB     Regular          (4)        $    31,160,199.47       Subordinate             N/A         N/A       N/A
                   (4)

___________________________
(1)   The  Class A-I,  Class A-II  and  Class M  Certificates  will  represent ownership of REMIC III  Regular  Interests  together with certain rights to payments  to be made from  amounts  received  under  the Yield  Maintenance
   Agreement  which  will be  deemed  made for  federal  income  tax  purposes outside of  REMIC III  by the holder of the  Class SB  Certificates  as the owner of the Yield Maintenance Agreement.
(2)   The REMIC III  Regular  Interests,  ownership of which is represented by the Class A-I,  Class A-II and Class M  Certificates,  will accrue interest at a per  annum  rate  equal to  LIBOR  plus the  applicable  Margin,  each subject to a payment cap as described in the  definition  of  "Pass-Through
   Rate" and the provisions for the payment of Basis Risk  Shortfalls  herein, which  payments  will  not be  part  of the  entitlement  of the  REMIC III
   Regular Interests related to such Certificates.
(3)   The  Class A-I,  Class A-II and Class M  Certificates  will also entitle their  holders  to  certain  payments  from  the  Holder  of  the  Class SB
   Certificates  from amounts to which the related  REMIC III Regular Interest
   is  entitled  and  from  amounts  received  under  the  Yield   Maintenance
   Agreement,  which will not be a part of their  ownership  of the  REMIC III
   Regular Interests.
(4)   The  Class SB  Certificates  will accrue  interest as  described  in the definition  of Accrued  Certificate  Interest.  The  Class SB  Certificates
   will not  accrue  interest  on their  Certificate  Principal  Balance.  The
   Class SB   Certificates   will  be  comprised  of  two  REMIC III   Regular
   Interests,  a principal only regular interest designated  REMIC III Regular
   Interest SB-PO and an interest only regular interest  designated  REMIC III
   Regular  Interest  SB-IO,  which will be entitled to  distributions  as set forth  herein.  The rights of the Holder of the  Class SB  Certificates  to payments from the Yield  Maintenance  Agreement  shall be outside and apart from its rights under the REMIC III Regular Interests SB-IO and SB-PO.

      In  consideration  of  the  mutual  agreements  herein  contained,   the
Depositor, the Master Servicer and the Trustee agree as follows:

ARTICLE I

                                 DEFINITIONS

Section 1.01.     Definitions.

      Whenever  used in this  Agreement,  the  following  words  and  phrases, unless the context otherwise  requires,  shall have the meanings  specified in this Article.

      Accrued  Certificate  Interest:  With respect to each  Distribution Date and each Class of  Class A  Certificates and Class M  Certificates,  an amount equal to the interest  accrued during the related  Interest  Accrual Period on
the  Certificate   Principal   Balance  thereof   immediately  prior  to  such
Distribution Date at the related Pass-Through Rate for that Distribution Date.

      The   amount  of  Accrued   Certificate   Interest   on  each   Class of
Certificates shall be reduced by the amount of Prepayment  Interest Shortfalls on the related  Mortgage  Loans during the prior  calendar month to the extent not covered by Compensating  Interest pursuant to Section 3.16,  and by Relief
Act  Shortfalls on the related  Mortgage  Loans during the related Due Period.
The portion of any  Prepayment  Interest  Shortfalls or Relief Act  Shortfalls
allocated to the Class A  Certificates  will be based upon the related  Senior
Percentage of all such reductions with respect to the related  Mortgage Loans, such reductions will be allocated among the related Class A Certificates,  pro
rata,  on  the  basis  of  Accrued   Certificate   Interest  payable  on  such
Distribution  Date  absent  such  reductions,   with  the  remainder  of  such
reductions   allocated   among  the   Holders   of  all   Classes  of  Class M
Certificates,  pro rata, on the basis of Accrued Certificate  Interest payable on such Distribution Date absent such reductions.

      Accrued Certificate  Interest for any Distribution Date shall further be reduced by the interest  portion of Realized Losses  allocated to any Class of
Certificates pursuant to Section 4.05.

      Accrued  Certificate  Interest  shall  accrue  on the basis of a 360-day year and the actual number of days in the related Interest Accrual Period.

      With respect to each  Distribution  Date and the Class SB  Certificates, interest  accrued during the preceding  Interest Accrual Period at the related
Pass-Through  Rate on the  Uncertificated  Notional Amount as specified in the definition of Pass-Through Rate,  immediately prior to such Distribution Date, reduced  by any  interest  shortfalls  with  respect  to the  Mortgage  Loans, including  Prepayment  Interest  Shortfalls  to  the  extent  not  covered  by
Compensating  Interest  pursuant  to  Section 3.16  or  by  Excess  Cash  Flow pursuant to  Section 4.02(c)(iv)  and (v). Accrued Certificate Interest on the
Class SB  Certificates  shall  accrue on the  basis of a 360-day  year and the actual number of days in the related Interest Accrual Period.

      Adjusted  Mortgage Rate:  With respect to any Mortgage Loan and any date of  determination,  the Mortgage Rate borne by the related Mortgage Note, less the rate at which the related Subservicing Fee accrues.

      Adjustment  Date:  With respect to each  adjustable-rate  Mortgage Loan, each date set forth in the related  Mortgage  Note on which an  adjustment  to the interest rate on such Mortgage Loan becomes effective.

      Advance:  With  respect to any  Mortgage  Loan,  any advance made by the
Master Servicer, pursuant to Section 4.04.

      Affiliate:  With respect to any Person,  any other  Person  controlling, controlled  by or under common  control with such first  Person.  For purposes of this  definition,  "control"  means the power to direct the  management and
policies  of  such  Person,  directly  or  indirectly,   whether  through  the
ownership  of voting  securities,  by  contract  or  otherwise;  and the terms
"controlling" and "controlled" have meanings correlative to the foregoing.

      Agreement:  This  Pooling and  Servicing  Agreement  and all  amendments hereof and supplements hereto.

      Amount Held for Future  Distribution:  With respect to any  Distribution
Date,  the total of the amounts held in the Custodial  Account at the close of business on the  preceding  Determination  Date on account of  (i) Liquidation
Proceeds,  Subsequent Recoveries,  Insurance Proceeds, REO Proceeds, Principal
Prepayments,  Mortgage Loan  purchases  made pursuant to  Section 2.02,  2.03,
2.04 or 4.07 and Mortgage Loan  substitutions made pursuant to Section 2.03 or
2.04 received or made in the month of such  Distribution Date (other than such
Liquidation Proceeds, Subsequent Recoveries,  Insurance Proceeds, REO Proceeds
and  purchases of Mortgage  Loans that the Master  Servicer has deemed to have been received in the preceding month in accordance with  Section 3.07(b))  and
(ii)  payments  which  represent  early  receipt  of  scheduled   payments  of
principal  and interest due on a date or dates  subsequent  to the Due Date in the related Due Period.

      Appraised Value: With respect to any Mortgaged  Property,  the lesser of
(i) the appraised  value of such  Mortgaged  Property based upon the appraisal made at the time of the  origination  of the related  Mortgage  Loan, and (ii)
the sales price of the Mortgaged Property at such time of origination,  except in the  case  of a  Mortgaged  Property  securing  a  refinanced  or  modified
Mortgage  Loan as to which it is either  the  appraised  value  based upon the appraisal  made at the time of origination of the loan which was refinanced or modified or the  appraised  value  determined  in an  appraisal at the time of refinancing or modification, as the case may be.

      Assignment:  An  assignment  of the  Mortgage,  notice  of  transfer  or equivalent  instrument,  in recordable form,  sufficient under the laws of the jurisdiction  wherein the related Mortgaged  Property is located to reflect of record  the  sale of the  Mortgage  Loan to the  Trustee  for the  benefit  of
Certificateholders,   which  assignment,  notice  of  transfer  or  equivalent
instrument  may be in the  form of one or more  blanket  assignments  covering
Mortgages  secured by  Mortgaged  Properties  located in the same  county,  if permitted by law and accompanied by an Opinion of Counsel to that effect.

      Assignment  Agreement:  The Assignment and Assumption  Agreement,  dated the Closing Date,  between  Residential  Funding and the Depositor relating to the  transfer  and  assignment  of the  Mortgage  Loans,  attached  hereto  as
Exhibit R.

      Available  Distribution  Amount:  With respect to any Distribution Date, an amount  equal to (a) the sum of (i) the  amount  relating  to the  Mortgage
Loans on deposit in the  Custodial  Account as of the close of business on the
immediately   preceding   Determination   Date,   including   any   Subsequent
Recoveries,  and amounts deposited in the Custodial Account in connection with the substitution of Qualified  Substitute  Mortgage Loans,  (ii) the amount of any Advance made on the  immediately  preceding  Certificate  Account  Deposit
Date with respect to the  Mortgage  Loans,  (iii) any amount  deposited in the
Certificate  Account on the related  Certificate Account Deposit Date pursuant to the second paragraph of  Section 3.12(a)  in respect of the Mortgage Loans,
(iv) any amount that the Master  Servicer is not  permitted  to withdraw  from the Custodial Account pursuant to  Section 3.16(e)  in respect of the Mortgage
Loans,  and (v) any amount  deposited in the Certificate  Account  pursuant to
Section 4.07 or 9.01 in respect of the Mortgage Loans,  reduced by (b) the sum as of the close of business on the immediately  preceding  Determination  Date of (x) the Amount Held for Future  Distribution  with  respect to the Mortgage
Loans,  and (y) amounts  permitted to be withdrawn by the Master Servicer from the  Custodial  Account in respect of the Mortgage  Loans  pursuant to clauses
(ii)-(x), inclusive, of Section 3.10(a).

      Balloon  Loan:  Each of the Mortgage  Loans  having an original  term to maturity that is shorter than the related amortization term.

      Balloon  Payment:  With respect to any Balloon Loan, the related Monthly
Payment payable on the stated maturity date of such Balloon Loan.

      Bankruptcy Code:  The Bankruptcy Code of 1978, as amended.

      Basis Risk  Shortfalls:  Group I Basis Risk  Shortfalls,  Group II Basis
Risk Shortfalls or Class M Basis Risk Shortfalls, as applicable.

      Book-Entry  Certificate:  Any Certificate  registered in the name of the
Depository or its nominee.

      Business  Day:  Any day other than (i) a Saturday  or a Sunday or (ii) a day on which banking  institutions  in the State of  California,  the State of
Minnesota,  the State of Texas, the State of New York or the State of Illinois
(and  such  other  state or  states  in which  the  Custodial  Account  or the
Certificate  Account are at the time  located) are required or  authorized  by law or executive order to be closed.

      Capitalization  Reimbursement  Amount:  With respect to any Distribution
Date,  the amount of Advances  or  Servicing  Advances  that were added to the
Stated  Principal  Balance of the  Mortgage  Loans  during the prior  calendar month and  reimbursed  to the Master  Servicer or  Subservicer  on or prior to such Distribution Date pursuant to Section 3.10(a)(vii).

      Cash  Liquidation:  With respect to any  defaulted  Mortgage  Loan other than a Mortgage Loan as to which an REO Acquisition  occurred, a determination
by  the  Master  Servicer  that  it  has  received  all  Insurance   Proceeds,
Liquidation  Proceeds and other payments or cash  recoveries  which the Master
Servicer  reasonably and in good faith expects to be finally  recoverable with respect to such Mortgage Loan.

      Certificate:  Any Class A  Certificate,  Class M  Certificate,  Class SB
Certificate or Class R Certificate.

      Certificate  Account:  The  account or accounts  created and  maintained pursuant  to  Section 4.01,  which  shall  be  entitled  "U.S.  Bank  National
Association,  as trustee,  in trust for the registered  holders of Residential
Asset Securities Corporation,  Home Equity Mortgage Asset-Backed  Pass-Through
Certificates,  Series  2006-EMX9"  and  which  account  shall  be held for the benefit of the Certificateholders and which must be an Eligible Account.

      Certificate  Account  Deposit  Date:  With  respect to any  Distribution
Date, the Business Day prior thereto.

      Certificateholder  or Holder:  The Person in whose name a Certificate is registered in the  Certificate  Register,  except that neither a  Disqualified
Organization  nor a  Non-United  States  Person shall be a holder of a Class R
Certificate  for any  purpose  hereof.  Solely  for the  purpose of giving any consent or direction pursuant to this Agreement,  any Certificate,  other than a Class R  Certificate,  registered in the name of the  Depositor,  the Master
Servicer or any  Subservicer  or any Affiliate  thereof shall be deemed not to be outstanding and the Percentage  Interest or Voting Rights evidenced thereby shall not be taken into account in  determining  whether the requisite  amount of Percentage  Interests or Voting Rights necessary to effect any such consent or  direction  has been  obtained.  All  references  herein  to  "Holders"  or
"Certificateholders"  shall reflect the rights of  Certificate  Owners as they may indirectly  exercise such rights through the Depository and  participating members thereof,  except as otherwise  specified  herein;  provided,  however,
that  the  Trustee   shall  be  required  to   recognize   as  a  "Holder"  or
"Certificateholder"  only the Person in whose name a Certificate is registered in the Certificate Register.

      Certificate  Owner:  With  respect  to  a  Book-Entry  Certificate,  the
Person who is the beneficial  owner of such  Certificate,  as reflected on the books of an  indirect  participating  brokerage  firm for  which a  Depository
Participant  acts as agent, if any, and otherwise on the books of a Depository
Participant, if any, and otherwise on the books of the Depository.

      Certificate  Principal Balance:  With respect to any Class A Certificate or Class M Certificate,  on any date of determination,  an amount equal to (i)
the Initial Certificate  Principal Balance of such Certificate as specified on the face  thereof,  minus  (ii) the sum of (x) the  aggregate  of all  amounts previously  distributed  with respect to such  Certificate (or any predecessor
Certificate) and applied to reduce the Certificate  Principal  Balance thereof pursuant  to  Section 4.02(c)  and  (y) the  aggregate  of all  reductions  in
Certificate  Principal  Balance  deemed to have  occurred in  connection  with
Realized  Losses which were previously  allocated to such  Certificate (or any
predecessor  Certificate)  pursuant  to  Section 4.05;   provided,  that  with
respect to any Distribution  Date, the Certificate  Principal Balances of: (i)
the Class A-I  Certificates  and Class M  Certificates  will be increased,  in each case to the  extent to which a  Realized  Loss was  previously  allocated thereto and remaining  unreimbursed,  by the  Subsequent  Recovery  Allocation
Amount  for Loan  Group I in the  following  order of  priority:  first to the
Class A-I  Certificates,  pro rata,  based on the  amount of  Realized  Losses previously  allocated  thereto  and  remaining  unreimbursed,  and then to the
Class M-1  Certificates,   Class M-2  Certificates,   Class M-3  Certificates,
Class M-4  Certificates,   Class M-5  Certificates,   Class M-6  Certificates,
Class M-7  Certificates,  Class M-8  Certificates,  Class M-9 Certificates and
Class M-10 Certificates,  in that order, and (ii) the Class A-II  Certificates and Class M  Certificates  will be  increased,  in each case, to the extent of
Realized Losses previously  allocated thereto and remaining  unreimbursed,  by the Subsequent  Recovery  Allocation Amount for Loan Group II in the following order of priority:  to the Class A-II  Certificates,  Class M-1  Certificates,
Class M-2  Certificates,   Class M-3  Certificates,   Class M-4  Certificates,
Class M-5  Certificates,   Class M-6  Certificates,   Class M-7  Certificates,
Class M-8  Certificates,  Class M-9  Certificates and Class M-10 Certificates,
in that order.

      With respect to any Class SB Certificate,  on any date of determination, an amount equal to the  Percentage  Interest  evidenced  by such  Certificate, multiplied  by an  amount  equal to (i) the  excess,  if any,  of (A) the then aggregate  Stated  Principal  Balance of the Mortgage  Loans over (B) the then aggregate  Certificate  Principal  Balance  of the  Class A  Certificates  and
Class M  Certificates  then  outstanding,  which represents the sum of (i) the
Initial  Principal Balance of the REMIC III Regular Interest SB-PO, as reduced by Realized Losses  allocated  thereto and payments  deemed made thereon,  and
(ii) accrued and unpaid interest on the REMIC III  Regular  Interest SB-IO, as reduced by Realized Losses allocated  thereto.  The Class R  Certificates will not have a Certificate Principal Balance.

      Certificate   Register   and   Certificate   Registrar:   The   register
maintained and the registrar appointed pursuant to Section 5.02.

      Class:   Collectively,   all  of  the  Certificates  or   uncertificated
interests bearing the same designation.

      Class A  Certificates:   Collectively,   the  Class A-I-1  Certificates,
Class A-I-2 Certificates,  Class A-I-3 Certificates,  Class A-I-4 Certificates
and Class A-II Certificates.

      Class A Interest  Distribution  Priority:  With respect to each Class of
Class A  Certificates  and any  Distribution  Date,  the amount  available for payment of Accrued  Certificate  Interest thereon for that  Distribution  Date plus Accrued  Certificate  Interest  thereon  remaining  unpaid from any prior
Distribution Date, in the amounts and priority as follows:

(i)   first, concurrently,  to the Class A-I Certificates,  pro rata, from the
            Class A-I  Interest  Remittance  Amount,  and  to  the  Class A-II
            Certificates, from the Class A-II Interest Remittance Amount;

(ii)        second,  to  the  Class A-I  Certificates,   pro  rata,  from  the
            remaining   Class A-II  Interest  Remittance  Amount,  or  to  the
            Class A-II  Certificates,  from the remaining  Class A-I  Interest
            Remittance  Amount,  as  needed  after  taking  into  account  any distributions  in respect of interest on the Class A  Certificates made in first above;

(iii)       third,  concurrently,  to the  Class A-I  Certificates,  pro rata, from the Principal  Remittance Amount related to Loan Group I, and to the  Class A-II  Certificates,  from the  Principal  Remittance
            Amount  related to Loan  Group II,  as needed  after  taking  into account  any  distributions  in respect of interest on the Class A
            Certificates made in first and second above; and

(iv)        fourth,  to  the  Class A-I  Certificates,   pro  rata,  from  the
            remaining  Principal  Remittance  Amount related to Loan Group II, or to the Class A-II  Certificates,  from the remaining  Principal
            Remittance Amount related to Loan Group I,  as needed after taking into  account  any  distributions  in respect of  interest  on the
            Class A Certificates made in first, second and third above.

      Class A   Principal   Distribution   Amount:   With   respect   to   any
Distribution  Date  (a) prior to the Stepdown Date or on or after the Stepdown
Date  if a  Trigger  Event  is in  effect  for  that  Distribution  Date,  the
Principal  Distribution  Amount for that  Distribution Date or (b) on or after the Stepdown  Date if a Trigger  Event is not in effect for that  Distribution
Date, the lesser of:

(i)   the Principal Distribution Amount for that Distribution Date; and

(ii)  the excess, if any, of (A) the aggregate  Certificate  Principal Balance of the Class A  Certificates  immediately prior to that Distribution
          Date over (B) the lesser of (x) the  product  of (1) the  applicable
          Subordination  Percentage  and (2) the  aggregate  Stated  Principal
          Balance of the Mortgage  Loans after giving effect to  distributions to be made on that  Distribution Date and (y) the excess, if any, of the aggregate Stated  Principal  Balance of the Mortgage Loans after giving  effect  to  distributions  to be made  on that  Distribution
          Date, over the Overcollateralization Floor.

      Class A-I-1  Certificate:   Any  one  of  the  Class A-I-1  Certificates
executed  by  the  Trustee  and  authenticated  by the  Certificate  Registrar substantially  in the form annexed hereto as Exhibit A,  senior to the Class M
Certificates,  Class SB  Certificates and Class R Certificates with respect to distributions  and the  allocation  of  Realized  Losses in respect of Group I
Loans as set forth in Section 4.05,  and evidencing (i) an interest designated as a "regular  interest" in REMIC III for purposes of the REMIC Provisions and
(ii) the right to receive payments under the Yield Maintenance Agreement.

      Class A-I-1 Margin:  0.0700% per annum.

      Class A-I-2  Certificate:   Any  one  of  the  Class A-I-2  Certificates
executed  by  the  Trustee  and  authenticated  by the  Certificate  Registrar substantially  in the form annexed hereto as Exhibit A,  senior to the Class M
Certificates,  Class SB  Certificates and Class R Certificates with respect to distributions  and the  allocation  of  Realized  Losses in respect of Group I
Loans as set forth in Section 4.05,  and evidencing (i) an interest designated as a "regular  interest" in REMIC III for purposes of the REMIC Provisions and
(ii) the right to receive payments under the Yield Maintenance Agreement.

      Class A-I-2 Margin:  0.1300% per annum.

      Class A-I-3  Certificate:   Any  one  of  the  Class A-I-3  Certificates
executed  by  the  Trustee  and  authenticated  by the  Certificate  Registrar substantially  in the form annexed hereto as Exhibit A,  senior to the Class M
Certificates,  Class  SB Certificates and Class R Certificates with respect to distributions  and the  allocation  of  Realized  Losses in respect of Group I
Loans as set forth in Section 4.05,  and evidencing (i) an interest designated as a "regular  interest" in REMIC III for purposes of the REMIC Provisions and
(ii) the right to receive payments under the Yield Maintenance Agreement.

      Class A-I-3   Margin:   Initially,   0.1700%  per  annum,   and  on  any
Distribution  Date on and after the second  Distribution  Date after the first possible Optional Termination Date, 0.3400% per annum.

      Class A-I-4  Certificate:   Any  one  of  the  Class A-I-4  Certificates
executed  by  the  Trustee  and  authenticated  by the  Certificate  Registrar substantially  in the form annexed hereto as Exhibit A,  senior to the Class M
Certificates,  Class  SB Certificates and Class R Certificates with respect to distributions  and the  allocation  of  Realized  Losses in respect of Group I
Loans as set forth in Section 4.05,  and evidencing (i) an interest designated as a "regular  interest" in REMIC III for purposes of the REMIC Provisions and
(ii) the right to receive payments under the Yield Maintenance Agreement.

      Class A-I-4   Margin:   Initially,   0.2400%  per  annum,   and  on  any
Distribution  Date on and after the second  Distribution  Date after the first possible Optional Termination Date, 0.4800% per annum.

      Class A-I  Certificates:  Collectively,  the  Class A-I-1  Certificates,
Class A-I-2    Certificates,    Class A-I-3   Certificates   and   Class A-I-4
Certificates.

      Class A-I Interest  Remittance Amount:  With respect to any Distribution
Date, the portion of the Available  Distribution  Amount for that Distribution
Date  attributable  to  interest  received  or  advanced  with  respect to the
Group I Loans.

      Class A-II   Certificate:   Any  one  of  the  Class A-II   Certificates
executed  by  the  Trustee  and  authenticated  by the  Certificate  Registrar substantially  in the form annexed hereto as Exhibit A,  senior to the Class M
Certificates,  Class  SB Certificates and Class R Certificates with respect to distributions  and the  allocation  of Realized  Losses in respect of Group II
Loans as set forth in Section 4.05,  and evidencing (i) an interest designated as a "regular  interest" in REMIC III for purposes of the REMIC Provisions and
(ii) the right to receive payments under the Yield Maintenance Agreement.

      Class A-II   Interest   Remittance   Amount:   With   respect   to   any
Distribution Date, the portion of the Available  Distribution  Amount for that
Distribution  Date  attributable to interest received or advanced with respect to the Group II Loans.

      Class A-II   Margin:   Initially,   0.1300%   per  annum,   and  on  any
Distribution  Date on and after the second  Distribution  Date after the first possible Optional Termination Date, 0.2600% per annum.

      Class M-1  Certificate:  Any one of the Class M-1  Certificates executed by the Trustee and  authenticated by the Certificate  Registrar  substantially in the form  annexed  hereto as  Exhibit B,  and  evidencing  (i) an  interest designated  as a "regular  interest"  in  REMIC III  for purposes of the REMIC
Provisions and (ii) the right to receive payments under the Yield  Maintenance
Agreement.

      Class M-1   Margin:   Initially,   0.3100%   per   annum,   and  on  any
Distribution  Date on and after the second  Distribution  Date after the first possible Optional Termination Date, 0.4650% per annum.

      Class M-1   Principal   Distribution   Amount:   With   respect  to  any
Distribution  Date (a) prior to the Stepdown  Date or on or after the Stepdown
Date  if a  Trigger  Event  is in  effect  for  that  Distribution  Date,  the remaining  Principal  Distribution  Amount  for that  Distribution  Date after distribution of the Class A Principal  Distribution  Amount or (b) on or after the Stepdown  Date if a Trigger  Event is not in effect for that  Distribution
Date, the lesser of:

(iii) the remaining  Principal  Distribution Amount for that Distribution Date after distribution of the Class A Principal  Distribution  Amount;
            and

(iv)  the  excess,  if any,  of (A) the sum of (1) the  aggregate  Certificate
            Principal Balance of the Class A  Certificates  (after taking into account the payment of the Class A Principal  Distribution  Amount for that  Distribution  Date)  and (2) the  Certificate  Principal
            Balance of the Class M-1  Certificates  immediately  prior to that
            Distribution  Date over (B) the  lesser of (x) the  product of (1)
            the  applicable  Subordination  Percentage  and (2) the  aggregate
            Stated  Principal  Balance  of the  Mortgage  Loans  after  giving effect to distributions to be made on that  Distribution  Date and
            (y) the excess,  if any, of the aggregate Stated Principal Balance of the Mortgage Loans after giving effect to  distributions  to be made on that  Distribution  Date,  over the  Overcollateralization
            Floor.

      Class M-2  Certificate:  Any one of the Class M-2  Certificates executed by the Trustee and  authenticated by the Certificate  Registrar  substantially in the form  annexed  hereto as  Exhibit B,  and  evidencing  (i) an  interest designated  as a "regular  interest"  in  REMIC III  for purposes of the REMIC
Provisions and (ii) the right to receive payments under the Yield  Maintenance
Agreement.

      Class M-2   Margin:   Initially,   0.3300%   per   annum,   and  on  any
Distribution  Date on and after the second  Distribution  Date after the first possible Optional Termination Date, 0.4950% per annum.

      Class M-2   Principal   Distribution   Amount:   With   respect  to  any
Distribution  Date  (a) prior to the Stepdown Date or on or after the Stepdown
Date  if a  Trigger  Event  is in  effect  for  that  Distribution  Date,  the remaining  Principal  Distribution  Amount  for that  Distribution  Date after distribution of the Class A  Principal  Distribution  Amount and the Class M-1
Principal  Distribution  Amount  or (b) on or  after  the  Stepdown  Date if a
Trigger Event is not in effect for that Distribution Date, the lesser of:

(i)   the remaining  Principal  Distribution Amount for that Distribution Date after distribution of the Class A Principal  Distribution Amount and
          the Class M-1 Principal Distribution Amount; and

(ii)  the  excess,  if any,  of (A) the sum of (1) the  aggregate  Certificate
          Principal   Balance  of  the  Class A   Certificates  and  Class M-1
          Certificates  (after  taking into account the payment of the Class A
          Principal   Distribution   Amount   and  the   Class M-1   Principal
          Distribution   Amount  for  that  Distribution  Date)  and  (2)  the
          Certificate   Principal   Balance  of  the  Class M-2   Certificates
          immediately  prior to that  Distribution Date over (B) the lesser of
          (x) the product of (1) the applicable  Subordination  Percentage and
          (2) the aggregate  Stated  Principal  Balance of the Mortgage  Loans
          after   giving   effect  to   distributions   to  be  made  on  that
          Distribution  Date  and (y) the  excess,  if any,  of the  aggregate
          Stated  Principal  Balance of the Mortgage Loans after giving effect to  distributions  to be made on that  Distribution  Date,  over the
          Overcollateralization Floor.

      Class M-3  Certificate:  Any one of the Class M-3  Certificates executed by the Trustee and  authenticated by the Certificate  Registrar  substantially in the form  annexed  hereto as  Exhibit B,  and  evidencing  (i) an  interest designated  as a "regular  interest"  in  REMIC III  for purposes of the REMIC
Provisions and (ii) the right to receive payments under the Yield  Maintenance
Agreement.

      Class M-3   Margin:   Initially,   0.3500%   per   annum,   and  on  any
Distribution  Date on and after the second  Distribution  Date after the first possible Optional Termination Date, 0.5250% per annum.

      Class M-3   Principal   Distribution   Amount:   With   respect  to  any
Distribution  Date (a) prior to the Stepdown  Date or on or after the Stepdown
Date  if a  Trigger  Event  is in  effect  for  that  Distribution  Date,  the remaining  Principal  Distribution  Amount  for that  Distribution  Date after distribution  of the Class A  Principal  Distribution  Amount,  the  Class M-1
Principal  Distribution Amount and the Class M-2 Principal Distribution Amount
or (b) on or after the Stepdown  Date if a Trigger  Event is not in effect for that Distribution Date, the lesser of:

(i)   the remaining  Principal  Distribution Amount for that Distribution Date after  distribution of the Class A  Principal  Distribution  Amount,
          the  Class M-1  Principal  Distribution  Amount  and  the  Class M-2
          Principal Distribution Amount; and

(ii)  the  excess,  if any,  of (A) the sum of (1) the  aggregate  Certificate
          Principal   Balance   of   the   Class A   Certificates,   Class M-1
          Certificates and Class M-2  Certificates  (after taking into account the  payment  of the  Class A  Principal  Distribution  Amount,  the
          Class M-1 Principal  Distribution Amount and the Class M-2 Principal
          Distribution   Amount  for  that  Distribution  Date)  and  (2)  the
          Certificate   Principal   Balance  of  the  Class M-3   Certificates
          immediately  prior to that  Distribution Date over (B) the lesser of
          (x) the product of (1) the applicable  Subordination  Percentage and
          (2) the aggregate  Stated  Principal  Balance of the Mortgage  Loans
          after   giving   effect  to   distributions   to  be  made  on  that
          Distribution  Date and  (y) the  excess,  if any,  of the  aggregate
          Stated  Principal  Balance of the Mortgage Loans after giving effect to  distributions  to be made on that  Distribution  Date,  over the
          Overcollateralization Floor.

      Class M-4  Certificate:  Any one of the Class M-4  Certificates executed by the Trustee and  authenticated by the Certificate  Registrar  substantially in the form  annexed  hereto as  Exhibit B,  and  evidencing  (i) an  interest designated  as a "regular  interest"  in  REMIC III  for purposes of the REMIC
Provisions and (ii) the right to receive payments under the Yield  Maintenance
Agreement.

      Class M-4   Margin:   Initially,   0.4000%   per   annum,   and  on  any
Distribution  Date on and after the second  Distribution  Date after the first possible Optional Termination Date, 0.6000% per annum.

      Class M-4   Principal   Distribution   Amount:   With   respect  to  any
Distribution  Date (a) prior to the Stepdown  Date or on or after the Stepdown
Date  if a  Trigger  Event  is in  effect  for  that  Distribution  Date,  the remaining  Principal  Distribution  Amount  for that  Distribution  Date after distribution  of the Class A  Principal  Distribution  Amount,  the  Class M-1
Principal  Distribution  Amount, the Class M-2  Principal  Distribution Amount
and  the  Class M-3  Principal  Distribution  Amount  or (b) on or  after  the
Stepdown Date if a Trigger Event is not in effect for that Distribution  Date, the lesser of:

(i)   the remaining  Principal  Distribution Amount for that Distribution Date after  distribution of the Class A  Principal  Distribution  Amount,
          the  Class M-1   Principal   Distribution   Amount,   the  Class M-2
          Principal   Distribution   Amount   and  the   Class M-3   Principal
          Distribution Amount; and

(ii)  the  excess,  if any,  of (A) the sum of (1) the  aggregate  Certificate
          Principal   Balance   of   the   Class A   Certificates,   Class M-1
          Certificates,  Class M-2  Certificates  and  Class M-3  Certificates
          (after  taking into  account  the  payment of the Class A  Principal
          Distribution  Amount, the Class M-1 Principal  Distribution  Amount,
          the  Class M-2  Principal  Distribution  Amount  and  the  Class M-3
          Principal  Distribution  Amount  for  that  Distribution  Date)  and
          (2) the Certificate Principal Balance of the Class M-4  Certificates
          immediately  prior to that  Distribution Date over (B) the lesser of
          (x) the product of (1) the applicable  Subordination  Percentage and
          (2) the aggregate  Stated  Principal  Balance of the Mortgage  Loans
          after   giving   effect  to   distributions   to  be  made  on  that
          Distribution  Date and  (y) the  excess,  if any,  of the  aggregate
          Stated  Principal  Balance of the Mortgage Loans after giving effect to  distributions  to be made on that  Distribution  Date,  over the
          Overcollateralization Floor.

      Class M-5  Certificate:  Any one of the Class M-5  Certificates executed by the Trustee and  authenticated by the Certificate  Registrar  substantially in the form  annexed  hereto as  Exhibit B,  and  evidencing  (i) an  interest designated  as a "regular  interest"  in  REMIC III  for purposes of the REMIC
Provisions and (ii) the right to receive payments under the Yield  Maintenance
Agreement.

      Class M-5   Margin:   Initially,   0.4200%   per   annum,   and  on  any
Distribution  Date on and after the second  Distribution  Date after the first possible Optional Termination Date, 0.6300% per annum.

      Class M-5   Principal   Distribution   Amount:   With   respect  to  any
Distribution  Date (a) prior to the Stepdown  Date or on or after the Stepdown
Date  if a  Trigger  Event  is in  effect  for  that  Distribution  Date,  the remaining  Principal  Distribution  Amount  for that  Distribution  Date after distribution  of the Class A  Principal  Distribution  Amount,  the  Class M-1
Principal  Distribution  Amount, the Class M-2 Principal  Distribution Amount,
the  Class M-3  Principal  Distribution  Amount  and the  Class M-4  Principal
Distribution  Amount or (b) on or after the Stepdown  Date if a Trigger  Event is not in effect for that Distribution Date, the lesser of:

(i)   the remaining  Principal  Distribution Amount for that Distribution Date after  distribution of the Class A  Principal  Distribution  Amount,
          the  Class M-1   Principal   Distribution   Amount,   the  Class M-2
          Principal  Distribution Amount, the Class M-3 Principal Distribution
          Amount and the Class M-4 Principal Distribution Amount; and

(ii)  the  excess,  if any,  of (A) the sum of (1) the  aggregate  Certificate
          Principal   Balance   of   the   Class A   Certificates,   Class M-1
          Certificates,  Class M-2  Certificates,  Class M-3  Certificates and
          Class M-4  Certificates  (after  taking into  account the payment of the Class A Principal  Distribution  Amount, the Class M-1 Principal
          Distribution  Amount, the Class M-2 Principal  Distribution  Amount,
          the  Class M-3  Principal  Distribution  Amount  and  the  Class M-4
          Principal  Distribution  Amount for that Distribution  Date) and (2)
          the  Certificate  Principal  Balance of the  Class M-5  Certificates
          immediately  prior to that  Distribution Date over (B) the lesser of
          (x) the product of (1) the applicable  Subordination  Percentage and
          (2) the aggregate  Stated  Principal  Balance of the Mortgage  Loans
          after   giving   effect  to   distributions   to  be  made  on  that
          Distribution  Date and  (y) the  excess,  if any,  of the  aggregate
          Stated  Principal  Balance of the Mortgage Loans after giving effect to  distributions  to be made on that  Distribution  Date,  over the
          Overcollateralization Floor.

      Class M-6  Certificate:  Any one of the Class M-6  Certificates executed by the Trustee and  authenticated by the Certificate  Registrar  substantially in the form  annexed  hereto as  Exhibit B,  and  evidencing  (i) an  interest designated  as a "regular  interest"  in  REMIC III  for purposes of the REMIC
Provisions and (ii) the right to receive payments under the Yield  Maintenance
Agreement.

      Class M-6   Margin:   Initially,   0.4800%   per   annum,   and  on  any
Distribution  Date on and after the second  Distribution  Date after the first possible Optional Termination Date, 0.7200% per annum.

      Class M-6   Principal   Distribution   Amount:   With   respect  to  any
Distribution  Date (a) prior to the Stepdown  Date or on or after the Stepdown
Date  if a  Trigger  Event  is in  effect  for  that  Distribution  Date,  the remaining  Principal  Distribution  Amount  for that  Distribution  Date after distribution  of the Class A  Principal  Distribution  Amount,  the  Class M-1
Principal  Distribution  Amount, the Class M-2 Principal  Distribution Amount,
the  Class M-3   Principal   Distribution   Amount,  the  Class M-4  Principal
Distribution Amount and the Class M-5 Principal  Distribution Amount or (b) on
or after  the  Stepdown  Date if a  Trigger  Event is not in  effect  for that
Distribution Date, the lesser of:

(iii) the remaining  Principal  Distribution Amount for that Distribution Date after  distribution of the Class A  Principal  Distribution  Amount,
          the  Class M-1   Principal   Distribution   Amount,   the  Class M-2
          Principal  Distribution Amount, the Class M-3 Principal Distribution
          Amount,  the  Class M-4   Principal   Distribution  Amount  and  the
          Class M-5 Principal Distribution Amount; and

(iv)  the  excess,  if any,  of (A) the sum of (1) the  aggregate  Certificate
          Principal   Balance   of   the   Class A   Certificates,   Class M-1
          Certificates,   Class M-2   Certificates,   Class M-3  Certificates,
          Class M-4  Certificates  and  Class M-5  Certificates  (after taking into  account  the  payment of the  Class A  Principal  Distribution
          Amount, the Class M-1 Principal  Distribution  Amount, the Class M-2
          Principal  Distribution Amount, the Class M-3 Principal Distribution
          Amount,  the  Class M-4   Principal   Distribution  Amount  and  the
          Class M-5 Principal  Distribution Amount for that Distribution Date)
          and  (2)  the  Certificate   Principal   Balance  of  the  Class M-6
          Certificates  immediately  prior to that  Distribution Date over (B)
          the lesser of (x) the  product of (1) the  applicable  Subordination
          Percentage  and (2) the aggregate  Stated  Principal  Balance of the
          Mortgage  Loans after giving effect to  distributions  to be made on that  Distribution Date and (y) the excess, if any, of the aggregate
          Stated  Principal  Balance of the Mortgage Loans after giving effect to  distributions  to be made on that  Distribution  Date,  over the
          Overcollateralization Floor.

      Class M-7  Certificate:  Any one of the Class M-7  Certificates executed by the Trustee and  authenticated by the Certificate  Registrar  substantially in the form  annexed  hereto as  Exhibit B,  and  evidencing  (i) an  interest designated  as a "regular  interest"  in  REMIC III  for purposes of the REMIC
Provisions and (ii) the right to receive payments under the Yield  Maintenance
Agreement.

      Class M-7   Margin:   Initially,   0.7700%   per   annum,   and  on  any
Distribution  Date on and after the second  Distribution  Date after the first possible Optional Termination Date, 1.1550% per annum.

      Class M-7   Principal   Distribution   Amount:   With   respect  to  any
Distribution  Date (a) prior to the Stepdown  Date or on or after the Stepdown
Date  if a  Trigger  Event  is in  effect  for  that  Distribution  Date,  the remaining  Principal  Distribution  Amount  for that  Distribution  Date after distribution  of the Class A  Principal  Distribution  Amount,  the  Class M-1
Principal  Distribution  Amount, the Class M-2 Principal  Distribution Amount,
the  Class M-3   Principal   Distribution   Amount,  the  Class M-4  Principal
Distribution  Amount,  the  Class M-5  Principal  Distribution  Amount and the
Class M-6  Principal  Distribution Amount or (b) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

(i)   the remaining  Principal  Distribution Amount for that Distribution Date after  distribution of the Class A  Principal  Distribution  Amount,
          the  Class M-1   Principal   Distribution   Amount,   the  Class M-2
          Principal  Distribution Amount, the Class M-3 Principal Distribution
          Amount, the Class M-4 Principal  Distribution  Amount, the Class M-5
          Principal   Distribution   Amount   and  the   Class M-6   Principal
          Distribution Amount; and

(ii)  the  excess,  if any,  of (A) the sum of (1) the  aggregate  Certificate
          Principal   Balance   of   the   Class A   Certificates,   Class M-1
          Certificates,   Class M-2   Certificates,   Class M-3  Certificates,
          Class M-4   Certificates,   Class M-5   Certificates  and  Class M-6
          Certificates  (after  taking into account the payment of the Class A
          Principal  Distribution Amount, the Class M-1 Principal Distribution
          Amount, the Class M-2 Principal  Distribution  Amount, the Class M-3
          Principal  Distribution Amount, the Class M-4 Principal Distribution
          Amount,  the  Class M-5   Principal   Distribution  Amount  and  the
          Class M-6 Principal  Distribution Amount for that Distribution Date)
          and  (2)  the  Certificate   Principal   Balance  of  the  Class M-7
          Certificates  immediately  prior to that  Distribution Date over (B)
          the lesser of (x) the  product of (1) the  applicable  Subordination
          Percentage  and (2) the aggregate  Stated  Principal  Balance of the
          Mortgage  Loans after giving effect to  distributions  to be made on that  Distribution Date and (y) the excess, if any, of the aggregate
          Stated  Principal  Balance of the Mortgage Loans after giving effect to  distributions  to be made on that  Distribution  Date,  over the
          Overcollateralization Floor.

      Class M-8  Certificate:  Any one of the Class M-8  Certificates executed by the Trustee and  authenticated by the Certificate  Registrar  substantially in the form  annexed  hereto as  Exhibit B,  and  evidencing  (i) an  interest designated  as a "regular  interest"  in  REMIC III  for purposes of the REMIC
Provisions and (ii) the right to receive payments under the Yield  Maintenance
Agreement.

      Class M-8   Margin:   Initially,   1.0000%   per   annum,   and  on  any
Distribution  Date on and after the second  Distribution  Date after the first possible Optional Termination Date, 1.5000% per annum.

      Class M-8   Principal   Distribution   Amount:   With   respect  to  any
Distribution  Date (a) prior to the Stepdown  Date or on or after the Stepdown
Date  if a  Trigger  Event  is in  effect  for  that  Distribution  Date,  the remaining  Principal  Distribution  Amount  for that  Distribution  Date after distribution  of the Class A  Principal  Distribution  Amount,  the  Class M-1
Principal  Distribution  Amount, the Class M-2 Principal  Distribution Amount,
the  Class M-3   Principal   Distribution   Amount,  the  Class M-4  Principal
Distribution   Amount,  the  Class M-5  Principal   Distribution  Amount,  the
Class M-6   Principal   Distribution   Amount  and  the  Class M-7   Principal
Distribution  Amount or (b) on or after the Stepdown  Date if a Trigger  Event is not in effect for that Distribution Date, the lesser of:

(i)   the remaining  Principal  Distribution Amount for that Distribution Date after  distribution of the Class A  Principal  Distribution  Amount,
          the  Class M-1   Principal   Distribution   Amount,   the  Class M-2
          Principal  Distribution Amount, the Class M-3 Principal Distribution
          Amount, the Class M-4 Principal  Distribution  Amount, the Class M-5
          Principal  Distribution Amount, the Class M-6 Principal Distribution
          Amount and the Class M-7 Principal Distribution Amount; and

(ii)  the  excess,  if any,  of (A) the sum of (1) the  aggregate  Certificate
          Principal   Balance   of   the   Class A   Certificates,   Class M-1
          Certificates,   Class M-2   Certificates,   Class M-3  Certificates,
          Class M-4   Certificates,    Class M-5    Certificates,    Class M-6
          Certificates and Class M-7  Certificates  (after taking into account the  payment  of the  Class A  Principal  Distribution  Amount,  the
          Class M-1  Principal  Distribution  Amount, the Class M-2  Principal
          Distribution  Amount, the Class M-3 Principal  Distribution  Amount,
          the  Class M-4   Principal   Distribution   Amount,   the  Class M-5
          Principal  Distribution Amount, the Class M-6 Principal Distribution
          Amount  and the  Class M-7  Principal  Distribution  Amount for that
          Distribution Date) and (2) the Certificate  Principal Balance of the
          Class M-8  Certificates  immediately prior to that Distribution Date over  (B) the  lesser  of (x)  the  product  of (1)  the  applicable
          Subordination  Percentage  and (2) the  aggregate  Stated  Principal
          Balance of the Mortgage  Loans after giving effect to  distributions to be made on that  Distribution Date and (y) the excess, if any, of the aggregate Stated  Principal  Balance of the Mortgage Loans after giving  effect  to  distributions  to be made  on that  Distribution
          Date, over the Overcollateralization Floor.

      Class M-9  Certificate:  Any one of the Class M-9  Certificates executed by the Trustee and  authenticated by the Certificate  Registrar  substantially in the form  annexed  hereto as  Exhibit B,  and  evidencing  (i) an  interest designated  as a "regular  interest"  in  REMIC III  for purposes of the REMIC
Provisions and (ii) the right to receive payments under the Yield  Maintenance
Agreement.

      Class M-9   Margin:   Initially,   2.0500%   per   annum,   and  on  any
Distribution  Date on and after the second  Distribution  Date after the first possible Optional Termination Date, 3.0750% per annum.

      Class M-9   Principal   Distribution   Amount:   With   respect  to  any
Distribution  Date (a) prior to the Stepdown  Date or on or after the Stepdown
Date  if a  Trigger  Event  is in  effect  for  that  Distribution  Date,  the remaining  Principal  Distribution  Amount  for that  Distribution  Date after distribution  of the Class A  Principal  Distribution  Amount,  the  Class M-1
Principal  Distribution  Amount, the Class M-2 Principal  Distribution Amount,
the  Class M-3   Principal   Distribution   Amount,  the  Class M-4  Principal
Distribution   Amount,  the  Class M-5  Principal   Distribution  Amount,  the
Class M-6 Principal  Distribution Amount, the Class M-7 Principal Distribution
Amount and the Class M-8 Principal  Distribution Amount or (b) on or after the
Stepdown Date if a Trigger Event is not in effect for that Distribution  Date, the lesser of:

(i)   the remaining  Principal  Distribution Amount for that Distribution Date after  distribution of the Class A  Principal  Distribution  Amount,
          the  Class M-1   Principal   Distribution   Amount,   the  Class M-2
          Principal  Distribution Amount, the Class M-3 Principal Distribution
          Amount, the Class M-4 Principal  Distribution  Amount, the Class M-5
          Principal  Distribution  Amount,  Class M-6  Principal  Distribution
          Amount,  the  Class M-7   Principal   Distribution  Amount  and  the
          Class M-8 Principal Distribution Amount; and

(ii)  the  excess,  if any,  of (A) the sum of (1) the  aggregate  Certificate
          Principal   Balance   of   the   Class A   Certificates,   Class M-1
          Certificates,   Class M-2   Certificates,   Class M-3  Certificates,
          Class M-4   Certificates,    Class M-5    Certificates,    Class M-6
          Certificates,  Class M-7  Certificates  and  Class M-8  Certificates
          (after  taking into  account  the  payment of the Class A  Principal
          Distribution  Amount, the Class M-1 Principal  Distribution  Amount,
          the  Class M-2   Principal   Distribution   Amount,   the  Class M-3
          Principal  Distribution Amount, the Class M-4 Principal Distribution
          Amount, the Class M-5 Principal  Distribution  Amount, the Class M-6
          Principal  Distribution Amount, the Class M-7 Principal Distribution
          Amount  and the  Class M-8  Principal  Distribution  Amount for that
          Distribution Date) and (2) the Certificate  Principal Balance of the
          Class M-9  Certificates  immediately prior to that Distribution Date over  (B) the  lesser  of (x)  the  product  of (1)  the  applicable
          Subordination  Percentage  and (2) the  aggregate  Stated  Principal
          Balance of the Mortgage  Loans after giving effect to  distributions to be made on that  Distribution Date and (y) the excess, if any, of the aggregate Stated  Principal  Balance of the Mortgage Loans after giving  effect  to  distributions  to be made  on that  Distribution
          Date, over the Overcollateralization Floor.

      Class M-10   Certificate:   Any  one  of  the  Class M-10   Certificates
executed  by  the  Trustee  and  authenticated  by the  Certificate  Registrar substantially  in the form annexed hereto as Exhibit B,  and evidencing (i) an interest  designated as a "regular  interest" in REMIC III for purposes of the
REMIC  Provisions  and (ii) the  right to  receive  payments  under  the Yield
Maintenance Agreement.

      Class M-10   Margin:   Initially,   2.5000%   per  annum,   and  on  any
Distribution  Date on and after the second  Distribution  Date after the first possible Optional Termination Date, 3.7500% per annum.

      Class M-10   Principal   Distribution   Amount:   With  respect  to  any
Distribution  Date (a) prior to the Stepdown  Date or on or after the Stepdown
Date  if a  Trigger  Event  is in  effect  for  that  Distribution  Date,  the remaining  Principal  Distribution  Amount  for that  Distribution  Date after distribution  of the Class A  Principal  Distribution  Amount,  the  Class M-1
Principal  Distribution  Amount, the Class M-2 Principal  Distribution Amount,
the  Class M-3   Principal   Distribution   Amount,  the  Class M-4  Principal
Distribution   Amount,  the  Class M-5  Principal   Distribution  Amount,  the
Class M-6 Principal  Distribution Amount, the Class M-7 Principal Distribution
Amount,  the  Class M-8  Principal   Distribution  Amount  and  the  Class M-9
Principal  Distribution  Amount  or (b) on or  after  the  Stepdown  Date if a
Trigger Event is not in effect for that Distribution Date, the lesser of:

(i)   the remaining  Principal  Distribution Amount for that Distribution Date after  distribution of the Class A  Principal  Distribution  Amount,
          the  Class M-1   Principal   Distribution   Amount,   the  Class M-2
          Principal  Distribution Amount, the Class M-3 Principal Distribution
          Amount, the Class M-4 Principal  Distribution  Amount, the Class M-5
          Principal  Distribution  Amount,  Class M-6  Principal  Distribution
          Amount, the Class M-7 Principal  Distribution  Amount, the Class M-8
          Principal   Distribution   Amount   and  the   Class M-9   Principal
          Distribution Amount; and

      (ii)  the excess, if any, of (A) the sum of (1) the aggregate
          Certificate Principal Balance of the Class A Certificates,
          Class M-1 Certificates, Class M-2 Certificates, Class M-3
          Certificates, Class M-4 Certificates, Class M-5 Certificates,
          Class M-6 Certificates, Class M-7 Certificates, Class M-8
          Certificates and Class M-9 Certificates (after taking into account the payment of the Class A Principal Distribution Amount, the
          Class M-1 Principal Distribution Amount, the Class M-2 Principal
          Distribution Amount, the Class M-3 Principal Distribution Amount,
          the Class M-4 Principal Distribution Amount, the Class M-5
          Principal Distribution Amount, the Class M-6 Principal Distribution
          Amount, the Class M-7 Principal Distribution Amount, the Class M-8
          Principal Distribution Amount and the Class M-9 Principal
          Distribution Amount for that Distribution Date) and (2) the
          Certificate Principal Balance of the Class M-10 Certificates
          immediately prior to that Distribution Date over (B) the lesser of
          (x) the product of (1) the applicable Subordination Percentage and
          (2) the aggregate Stated Principal Balance of the Mortgage Loans after giving effect to distributions to be made on that
          Distribution Date and (y) the excess, if any, of the aggregate
          Stated Principal Balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date, over the
          Overcollateralization Floor.

      Class M  Basis  Risk  Shortfall:  With  respect  to any Class of Class M
Certificates and any  Distribution  Date, an amount equal to the excess of (i)
Accrued  Certificate  Interest for that Class  calculated  at a per annum rate
(which  shall not exceed  14.000%  per annum)  equal to LIBOR plus the related
Margin for that Distribution Date, over (ii) Accrued Certificate  Interest for that Class if the Pass-Through  Rate for that  Distribution Date is calculated using  the  Class M  Net WAC Cap  Rate for that  Distribution  Date;  plus any unpaid  Class M  Basis Risk  Shortfall  from prior  Distribution  Dates,  plus interest thereon,  to the extent not previously paid from Excess Cash Flow, at a per annum rate (which  shall not exceed  14.000%  per annum)  equal to LIBOR plus the related Margin for that Distribution Date.

      Class M   Certificates:   Collectively,   the  Class M-1   Certificates,
Class M-2  Certificates,   Class M-3  Certificates,   Class M-4  Certificates,
Class M-5  Certificates,   Class M-6  Certificates,   Class M-7  Certificates,
Class M-8 Certificates, Class M-9 Certificates and Class M-10 Certificates.

      Class M  Net WAC Cap Rate:  With  respect to any  Distribution  Date and the Class M  Certificates,  a per annum rate equal to the weighted  average of
(i) the  Group I  Net WAC Cap  Rate for that  Distribution  Date and  (ii) the
Group II Net WAC Cap Rate for that  Distribution  Date,  weighted on the basis of the related Subordinate  Component,  which for tax purposes is equal to the weighted  average of the interest  rates on the REMIC I Regular  Interests Y-1 and Y-2.

      Class R  Certificate:  Any one of the Class R  Certificates  executed by the Trustee and  authenticated by the Certificate  Registrar  substantially in the form annexed hereto as Exhibit D and evidencing an interest  designated as a "residual interest" in a REMIC for purposes of the REMIC Provisions.

      Class SB  Certificate:  Any one of the Class SB Certificates executed by the Trustee and  authenticated by the Certificate  Registrar  substantially in the form annexed hereto as Exhibit C,  subordinate to the Class A Certificates and Class M  Certificates  with respect to distributions and the allocation of
Realized  Losses as set forth in  Section 4.05,  and  evidencing  an  interest comprised of "regular  interests" in REMIC III together with certain rights to payments  under the Yield  Maintenance  Agreement  for  purposes  of the REMIC
Provisions.

      Closing Date:  October 27, 2006.

      Code:  The Internal Revenue Code of 1986.

      Commission:  The Securities and Exchange Commission.

      Compensating  Interest:  With  respect  to any  Distribution  Date,  any amount paid by the Master Servicer in accordance with Section 3.16(f).

      Corporate  Trust Office:  The  principal  office of the Trustee at which at any  particular  time its  corporate  trust  business  with respect to this
Agreement shall be administered,  which office at the date of the execution of this  instrument  is located at U.S. Bank  National  Association,  EP-MN-WS3D,
60 Livingston   Avenue,   St.  Paul,   Minnesota   55107,   Attn:   Structured
Finance/RASC 2006-EMX9.

      Credit   Repository:   Equifax,   Transunion  and  Experian,   or  their
successors in interest.

      Curtailment:  Any Principal  Prepayment made by a Mortgagor which is not a Principal Prepayment in Full.

      Custodial  Account:  The  custodial  account  or  accounts  created  and maintained  pursuant to Section 3.07 in the name of a depository  institution, as custodian for the holders of the  Certificates,  for the holders of certain other  interests in mortgage loans serviced or sold by the Master Servicer and for the Master  Servicer,  into which the  amounts  set forth in  Section 3.07 shall  be  deposited  directly.  Any  such  account  or  accounts  shall be an
Eligible Account.

      Custodial  Agreement:  An  agreement  that may be entered into among the
Depositor,  the Master Servicer,  the Trustee and a Custodian in substantially the form of Exhibit E hereto.

      Custodial  File:  Any mortgage  loan  document in the Mortgage File that is  required  to be  delivered  to the  Trustee or the  Custodian  pursuant to
Section 2.01(b) of this Agreement.

      Custodian:   Wells  Fargo  Bank,   N.A.,  or  any  successor   custodian
appointed pursuant to a Custodial Agreement.

      Cut-off Date:  October 1, 2006.

      Cut-off Date Balance:  $760,000,199.47.

      Cut-off Date Principal  Balance:  With respect to any Mortgage Loan, the unpaid  principal  balance  thereof at the Cut-off Date after giving effect to all  installments  of principal  due on or prior  thereto (or due in the month of the Cut-off Date), whether or not received.

      Debt Service  Reduction:  With respect to any Mortgage Loan, a reduction in the  scheduled  Monthly  Payment  for  such  Mortgage  Loan by a  court  of competent  jurisdiction in a proceeding under the Bankruptcy Code, except such a reduction  constituting a Deficient  Valuation or any reduction that results in a permanent forgiveness of principal.

      Deficient  Valuation:  With respect to any Mortgage Loan, a valuation by a court of competent  jurisdiction of the Mortgaged Property in an amount less than the  then  outstanding  indebtedness  under  the  Mortgage  Loan,  or any reduction  in the  amount  of  principal  to be paid in  connection  with  any
scheduled  Monthly  Payment  that  constitutes  a  permanent   forgiveness  of
principal,  which valuation or reduction  results from a proceeding  under the
Bankruptcy Code.

      Definitive Certificate:  Any definitive, fully registered Certificate.

      Deleted  Mortgage  Loan: A Mortgage Loan replaced or to be replaced with a Qualified Substitute Mortgage Loan.

      Delinquent:  As used herein,  a Mortgage  Loan is  considered to be: "30 to 59  days"  or "30 or  more  days"  delinquent  when  a  payment  due on any scheduled  due date  remains  unpaid as of the close of  business  on the next following  monthly  scheduled  due date;  "60 to 89 days" or "60 or more days"
delinquent  when a payment due on any scheduled due date remains  unpaid as of the close of business on the second following  monthly scheduled due date; and
so on.  The  determination  as to  whether a  Mortgage  Loan  falls into these categories  is made as of the close of  business on the last  business  day of each month.  For  example,  a Mortgage  Loan with a payment due on July 1 that remained  unpaid  as of the  close of  business  on  August  31 would  then be considered to be 30 to 59 days delinquent.  Delinquency  information as of the
Cut-off  Date is  determined  and  prepared as of the close of business on the last business day immediately prior to the Cut-off Date.

      Depositor:  As defined in the preamble hereto.

      Depository:  The Depository Trust Company,  or any successor  Depository hereafter  named.  The  nominee of the  initial  Depository  for  purposes  of registering those Certificates that are to be Book-Entry  Certificates is Cede
& Co.  The  Depository  shall at all  times  be a  "clearing  corporation"  as defined in  Section 8-102(a)(5) of the Uniform Commercial Code of the State of
New York and a "clearing  agency"  registered  pursuant to the  provisions  of
Section 17A of the Exchange Act.

      Depository  Participant:  A  broker,  dealer,  bank or  other  financial institution  or other Person for whom from time to time a  Depository  effects book-entry transfers and pledges of securities deposited with the Depository.

      Derivative  Contract:  Any  ISDA  Master  Agreement,  together  with the related  Schedule  and  Confirmation,  entered  into  by  the  Trustee  and  a
Derivative Counterparty in accordance with Section 4.09.

      Derivative  Counterparty:  Any counterparty to a Derivative  Contract as provided in Section 4.09.

      Destroyed  Mortgage  Note:  A Mortgage  Note the  original  of which was permanently lost or destroyed and has not been replaced.

      Determination  Date:  With respect to any  Distribution  Date,  the 20th day (or if such 20th day is not a Business  Day, the Business Day  immediately following such 20th day) of the month of the related Distribution Date.

      Disqualified  Organization:  Any organization defined as a "disqualified
organization"  under   Section 860E(e)(5)  of  the  Code,  including,  if  not
otherwise  included,  any of the following:  (i) the United States,  any State or political  subdivision thereof, any possession of the United States, or any
agency  or   instrumentality   of  any  of  the   foregoing   (other  than  an
instrumentality  which is a corporation  if all of its  activities are subject to tax and,  except for Freddie  Mac, a majority of its board of  directors is not  selected  by such  governmental  unit),  (ii) a foreign  government,  any international  organization,  or any agency or  instrumentality  of any of the foregoing,  (iii) any organization  (other than certain farmers'  cooperatives described in  Section 521 of the Code) which is exempt from the tax imposed by
Chapter 1 of the Code  (including  the tax imposed by  Section 511 of the Code on unrelated  business  taxable income) and (iv) rural  electric and telephone cooperatives  described in  Section 1381(a)(2)(C)  of the Code. A Disqualified
Organization  also includes any "electing  large  partnership,"  as defined in
Section 775(a)  of the Code and any other Person so  designated by the Trustee based upon an Opinion of Counsel that the holding of an Ownership  Interest in a Class R  Certificate by such Person may cause any REMIC or any Person having an Ownership  Interest in any Class of  Certificates  (other than such Person)
to incur a liability  for any  federal  tax imposed  under the Code that would not  otherwise be imposed but for the  Transfer of an Ownership  Interest in a
Class R  Certificate to such Person.  The terms "United  States,"  "State" and
"international   organization"   shall   have  the   meanings   set  forth  in
Section 7701 of the Code or successor provisions.

      Distribution  Date:  The 25th day of any  month  beginning  in  November
2006 or, if such 25th day is not a Business Day, the Business Day  immediately following such 25th day.

      DTC Letter:  The Letter of  Representations,  dated  October  26,  2006,
among  the  Trustee  on  behalf  of  the  Trust  Fund,   U.S.   Bank  National
Association,   in  its  individual   capacity  as  agent  thereunder  and  the
Depository.

      Due Date: With respect to any  Distribution  Date and any Mortgage Loan, the day during the related Due Period on which the Monthly Payment is due.

      Due Period:  With respect to any  Distribution  Date, the calendar month of such Distribution Date.

      Eligible  Account:  An  account  that  is  any  of  the  following:  (i)
maintained with a depository  institution  the debt  obligations of which have been rated by each Rating Agency in its highest rating  available,  or (ii) an account or accounts in a  depository  institution  in which such  accounts are fully  insured  to the  limits  established  by the  FDIC,  provided  that any deposits  not so  insured  shall,  to the  extent  acceptable  to each  Rating
Agency,  as evidenced in writing,  be maintained such that (as evidenced by an
Opinion of Counsel  delivered  to the  Trustee  and each  Rating  Agency)  the registered  Holders of Certificates  have a claim with respect to the funds in such account or a perfected  first  security  interest  against any collateral
(which shall be limited to Permitted  Investments) securing such funds that is superior to claims of any other  depositors  or  creditors  of the  depository institution  with which such  account is  maintained,  or (iii) in the case of the  Custodial  Account,  a  trust  account  or  accounts  maintained  in  the corporate trust department of U.S. Bank National  Association,  or (iv) in the
case of the  Certificate  Account,  a trust account or accounts  maintained in the corporate trust  department of U.S. Bank National  Association,  or (v) an account or  accounts of a  depository  institution  acceptable  to each Rating
Agency (as  evidenced  in writing by each  Rating  Agency that use of any such account as the Custodial  Account or the  Certificate  Account will not reduce the rating  assigned to any Class of  Certificates by such Rating Agency below the then-current rating assigned to such Certificates by such Rating Agency).

      Eligible   Master   Servicing   Compensation:   With   respect   to  any
Distribution  Date and each  Loan  Group,  the  lesser of  (a) one-twelfth  of
0.125%  of  the  Stated  Principal  Balance  of  the  related  Mortgage  Loans immediately  preceding such Distribution Date and (b) the sum of the Servicing
Fee and all income and gain on amounts held in the  Custodial  Account and the
Certificate  Account and  payable to the  Certificateholders  with  respect to such  Distribution  Date, in each case with respect to the related Loan Group;
provided that for purposes of this  definition the amount of the Servicing Fee will not be reduced  pursuant  to  Section 7.02(a)  except as may be  required pursuant to the last sentence of such Section.

      ERISA:  The Employee Retirement Income Security Act of 1974, as amended.

      Event of Default:  As defined in Section 7.01.

      Excess  Cash Flow:  With  respect to any  Distribution  Date,  an amount equal to the sum of (A) the excess of (i) the  Available  Distribution  Amount for that Distribution Date over (ii) the sum of (a) the Interest  Distribution
Amount for that  Distribution  Date and (b) the  lesser of  (1) the  aggregate
Certificate   Principal   Balance  of   Class A   Certificates   and   Class M
Certificates   immediately  prior  to  such  Distribution  Date  and  (2)  the
Principal  Remittance  Amount  for that  Distribution  Date to the  extent not applied to pay interest on the Class A  Certificates and Class M  Certificates
on such Distribution Date, (B) the Overcollateralization  Reduction Amount, if
any,  for that  Distribution  Date  and (C) any  Yield  Maintenance  Agreement
Payment received by the Trustee for that Distribution Date.

      Excess  Overcollateralization  Amount:  With respect to any Distribution
Date,  the  excess,  if any, of (a) the  Overcollateralization  Amount on such
Distribution Date over (b) the Required  Overcollateralization Amount for such
Distribution Date.

      Exchange Act:  The Securities Exchange Act of 1934, as amended.

      Expense Fee Rate:  With respect to any  Mortgage  Loan as of any date of determination,  the sum of the applicable Servicing Fee Rate and the per annum rate at which the applicable Subservicing Fee accrues.

      Fannie Mae:  Fannie  Mae, a  federally  chartered  and  privately  owned corporation  organized  and  existing  under  the  Federal  National  Mortgage
Association Charter Act, or any successor thereto.

      FDIC:  Federal Deposit Insurance Corporation or any successor thereto.

      Final  Distribution  Date:  The  Distribution  Date on which  the  final distribution  in  respect  of  the  Certificates  will  be  made  pursuant  to
Section 9.01,  which Final  Distribution  Date shall in no event be later than the end of the 90-day liquidation period described in Section 9.02.

      Final Scheduled  Distribution  Date:  Solely for purposes of the face of the Certificates,  as follows:  with respect to the Class A-I-1  Certificates, the  Distribution  Date occurring in May 2031; with respect to the Class A-I-2
Certificates,  the Distribution  Date occurring in February 2036; with respect to the Class A-I-3 Certificates,  the Distribution Date occurring in September
2036;   and  with  respect  to  the   Class A-I-4   Certificates,   Class A-II
Certificates and each Class of Class M  Certificates,  the  Distribution  Date
occurring in November  2036.  No event of default  under this  Agreement  will arise or become  applicable  solely by reason  of the  failure  to retire  the entire Certificate  Principal Balance of any Class of Class A  Certificates or
Class M Certificates on or before its Final Scheduled Distribution Date.

      Fitch:  Fitch Ratings, or its successors in interest.

      Foreclosure  Profits:  With respect to any Distribution  Date or related
Determination  Date and any Mortgage Loan, the excess,  if any, of Liquidation
Proceeds,   Insurance   Proceeds  and  REO   Proceeds   (net  of  all  amounts
reimbursable  therefrom  pursuant to  Section 3.10(a)(ii))  in respect of each
Mortgage Loan or REO Property for which a Cash  Liquidation or REO Disposition occurred  in the  related  Prepayment  Period  over  the  sum  of  the  unpaid principal  balance of such Mortgage Loan or REO Property  (determined,  in the case of an REO Disposition,  in accordance with Section 3.14) plus accrued and unpaid  interest at the Mortgage  Rate on such unpaid  principal  balance from the Due Date to which  interest  was last paid by the  Mortgagor  to the first day of the month  following  the month in which such Cash  Liquidation  or REO
Disposition occurred.

      Form 10-K Certification:  As defined in Section 4.03(f)(i).

      Freddie  Mac:  Freddie  Mac, a corporate  instrumentality  of the United
States  created and existing under Title III of the Emergency Home Finance Act of 1970, as amended, or any successor thereto.

      Group I  Basis Risk  Shortfall:  With  respect to any Class of Class A-I
Certificates and any  Distribution  Date, an amount equal to the excess of (x)
Accrued  Certificate  Interest for that Class  calculated  at a per annum rate
(which  shall not exceed  14.000%  per annum)  equal to LIBOR plus the related
Margin for that  Distribution Date over (y) Accrued  Certificate  Interest for that Class if the Pass-Through  Rate for that  Distribution Date is calculated using  the  Group I  Net WAC Cap  Rate for that  Distribution  Date;  plus any unpaid  Group I  Basis Risk  Shortfall  from prior  Distribution  Dates,  plus interest  thereon to the extent  previously  unreimbursed  by Excess Cash Flow calculated  at a per annum rate  (which  shall not exceed  14.000%  per annum)
equal to LIBOR plus the related Margin for that Distribution Date.

      Group I  Loans:  The Mortgage  Loans  designated  on the  Mortgage  Loan
Schedule  attached  hereto as Exhibit  F-1.  The Group I  Loans  relate to the
Class A-I Certificates, Class M Certificates and Class SB Certificates.

      Group I Net WAC Cap Rate: With respect to any  Distribution  Date, a per annum  rate  equal  to the  product  of (i) the  weighted  average  of the Net
Mortgage  Rates (or, if  applicable,  the Modified Net Mortgage  Rates) on the
Group I Loans using the Net Mortgage  Rates (or, if  applicable,  the Modified
Net Mortgage  Rates) in effect for the Monthly  Payments due on such  Mortgage
Loans during the related Due Period,  weighted on the basis of the  respective
Stated  Principal  Balances  thereof  for  that  Distribution  Date and (ii) a fraction  equal to 30  divided  by the  actual  number of days in the  related
Interest Accrual Period.

      Group I Principal  Distribution  Amount:  For any Distribution Date, the
product   of  (x) the   Class A   Principal   Distribution   Amount  for  that
Distribution  Date and (y) a  fraction,  the numerator of which is the portion
of  the  Principal   Allocation  Amount  related  to  Loan  Group I  for  that
Distribution  Date and the  denominator  of which is the Principal  Allocation
Amount for all of the Mortgage Loans for that Distribution Date.

      Group II Basis Risk  Shortfall:  With respect to any Class of Class A-II
Certificates and any  Distribution  Date, an amount equal to the excess of (x)
Accrued  Certificate  Interest for that Class  calculated  at a per annum rate
(which  shall not exceed  14.000%  per annum)  equal to LIBOR plus the related
Margin for that  Distribution Date over (y) Accrued  Certificate  Interest for that Class if the Pass-Through  Rate for such  Distribution Date is calculated using  the  Group II  Net WAC Cap Rate for that  Distribution  Date;  plus any unpaid  Group II  Basis Risk  Shortfall from prior  Distribution  Dates,  plus interest  thereon to the extent  previously  unreimbursed  by Excess Cash Flow calculated  at a per annum rate  (which  shall not exceed  14.000%  per annum)
equal to LIBOR plus the related Margin for that Distribution Date.

      Group II  Loans:  The Mortgage  Loans  designated  on the Mortgage  Loan
Schedule  attached  hereto as Exhibit F-2.  The  Group II  Loans relate to the
Class A-II Certificates, Class M Certificates and Class SB Certificates.

      Group II  Net WAC Cap Rate:  With  respect to any  Distribution  Date, a per annum rate equal to the  product  of (i) the  weighted  average of the Net
Mortgage  Rates (or, if  applicable,  the Modified Net Mortgage  Rates) on the
Group II Loans using the Net Mortgage  Rates (or, if applicable,  the Modified
Net Mortgage  Rates) in effect for the Monthly  Payments due on such  Mortgage
Loans during the related Due Period,  weighted on the basis of the  respective
Stated  Principal  Balances  thereof  for  that  Distribution  Date and (ii) a fraction  equal to 30  divided  by the  actual  number of days in the  related
Interest Accrual Period.
      Group II Principal  Distribution  Amount: For any Distribution Date, the
product   of  (x) the   Class A   Principal   Distribution   Amount  for  that
Distribution  Date and (y) a  fraction,  the numerator of which is the portion of  the  Principal  Allocation  Amount  related  to  Loan  Group II  for  that
Distribution  Date and the  denominator  of which is the Principal  Allocation
Amount for all of the Mortgage Loans for that Distribution Date.

      HUD:  The United States Department of Housing and Urban Development.

      Independent:  When used with  respect  to any  specified  Person,  means such a Person  who (i) is in fact  independent  of the  Depositor,  the Master
Servicer and the Trustee,  or any  Affiliate  thereof,  (ii) does not have any direct financial  interest or any material indirect  financial interest in the
Depositor,  the Master Servicer or the Trustee or in an Affiliate thereof, and
(iii) is not connected with the Depositor,  the Master Servicer or the Trustee as an officer, employee, promoter, underwriter,  trustee, partner, director or person performing similar functions.

      Index: With respect to any  adjustable-rate  Mortgage Loan and as to any
Adjustment Date therefor,  the related index as stated in the related Mortgage
Note.

      Initial  Certificate  Principal  Balance:  With respect to each Class of
Certificates (other than the Class R Certificates),  the Certificate Principal
Balance of such Class of  Certificates  as of the Closing Date as set forth in the Preliminary Statement hereto.

      Insurance  Proceeds:  Proceeds  paid in  respect of the  Mortgage  Loans pursuant  to any  Primary  Insurance  Policy  or any other  related  insurance policy  covering a Mortgage  Loan,  to the extent such proceeds are payable to the mortgagee under the Mortgage, any Subservicer,  the Master Servicer or the
Trustee  and are not  applied  to the  restoration  of the  related  Mortgaged
Property or released to the Mortgagor in accordance  with the procedures  that the Master Servicer would follow in servicing  mortgage loans held for its own account.

      Interest  Accrual  Period:  With  respect  to the  Distribution  Date in
November  2006,  the period  commencing the Closing Date and ending on the day preceding  the  Distribution  Date in November  2006,  and with respect to any
Distribution  Date after the  Distribution  Date in November  2006, the period commencing on the  Distribution  Date in the month  immediately  preceding the month in which such  Distribution  Date occurs and ending on the day preceding such Distribution Date.

      Interest  Distribution  Amount:  For any Distribution  Date, the amounts payable pursuant to Section 4.02(c)(i) and (ii).

      Interim Certification:  As defined in Section 2.02.

      Late  Collections:  With  respect  to any  Mortgage  Loan,  all  amounts received during any Due Period,  whether as late payments of Monthly  Payments or as Insurance Proceeds,  Liquidation Proceeds or otherwise,  which represent late payments or  collections  of Monthly  Payments due but  delinquent  for a previous Due Period and not previously recovered.

      LIBOR:  With respect to any  Distribution  Date, the arithmetic  mean of the London  interbank  offered  rate  quotations  for  one-month  U.S.  Dollar deposits,  expressed  on a per annum  basis,  determined  in  accordance  with
Section 1.02.

      LIBOR  Business  Day:  Any day other  than (i) a  Saturday  or Sunday or
(ii) a day on which banking  institutions  in London,  England are required or authorized by law to be closed.

      LIBOR Certificates:  Collectively,  the Class A Certificates and Class M
Certificates.

      LIBOR Rate  Adjustment  Date:  With respect to each  Distribution  Date, the second LIBOR Business Day  immediately  preceding the  commencement of the related Interest Accrual Period.

      Limited  Repurchase  Right Holder:  RFC Asset  Holdings II, Inc., or its
successor.

      Liquidation  Proceeds:  Amounts (other than Insurance Proceeds) received by the Master  Servicer in connection  with the taking of an entire  Mortgaged
Property  by  exercise of the power of eminent  domain or  condemnation  or in
connection  with  the  liquidation  of  a  defaulted   Mortgage  Loan  through
trustee's  sale,  foreclosure  sale or otherwise,  other than REO Proceeds and
Subsequent Recoveries.

      Loan Group:  Loan Group I or Loan Group II, as applicable.

      Loan  Group I:  The  Mortgage  Loans  designated  on the  Mortgage  Loan
Schedule attached hereto as Exhibit F-1.

      Loan  Group II:  The Mortgage  Loans  designated  on the  Mortgage  Loan
Schedule attached hereto as Exhibit F-2.

      Loan-to-Value  Ratio:  As of any  date,  the  fraction,  expressed  as a percentage,  the  numerator of which is the current  principal  balance of the related  Mortgage Loan at the date of  determination  and the  denominator  of which is the Appraised Value of the related Mortgaged Property.

      Margin:  The  Class A-I-1  Margin,   Class A-I-2   Margin,   Class A-I-3
Margin,  Class A-I-4 Margin,  Class A-II Margin,  Class M-1 Margin,  Class M-2
Margin,  Class M-3  Margin,  Class M-4  Margin,  Class M-5  Margin,  Class M-6
Margin,  Class M-7 Margin,  Class M-8  Margin,  Class M-9 Margin or Class M-10
Margin, as applicable.

      Marker  Rate:  With respect to the  Class SB  Certificates  or the SB-IO
REMIC III  Regular  Interest  and any  Distribution  Date,  in relation to the
REMIC II  Regular  Interests  LT1, LT2,  LT3, LT4 and LT-Y1,  a per annum rate equal to two (2) times the  weighted  average of the  Uncertificated  REMIC II
Pass-Through  Rates for REMIC II  Regular  Interest  LT2 and REMIC II  Regular
Interest  LT3.  With  respect  to  the  Class SB  Certificates  or  the  SB-IO
REMIC III  Regular  Interest  and any  Distribution  Date,  in relation to the
REMIC II  Regular  Interests  LT5, LT6,  LT7, LT8 and LT-Y2,  a per annum rate equal to two (2) times the  weighted  average of the  Uncertificated  REMIC II
Pass-Through  Rates for REMIC II  Regular  Interest  LT6 and REMIC II  Regular
Interest LT7.

      Master Servicer:  As defined in the preamble hereto.

      Maturity Date: With respect to each Class of  Certificates  representing
ownership   of  REMIC I,   REMIC II  or   REMIC III   Regular   Interests   or
Uncertificated  Regular  Interests  issued by each of  REMIC I,  REMIC II  and
REMIC III  the  latest  possible   maturity  date,   solely  for  purposes  of
Section 1.860G-1(a)(4)(iii)   of  the  Treasury  Regulations,   by  which  the
Certificate Principal Balance of each such Class of Certificates  representing a regular  interest in the Trust Fund would be reduced to zero,  which is, for each such regular interest,  November 25, 2036, which is the Distribution Date occurring in the month  following the last  scheduled  monthly  payment of the
Mortgage Loans.

      Maximum  Mortgage  Rate:  With respect to any  adjustable-rate  Mortgage
Loan,  the per annum rate indicated on the Mortgage Loan Schedule as the "NOTE
CEILING,"  which rate is the maximum  interest  rate that may be applicable to such Mortgage Loan at any time during the life of such Mortgage Loan.

      MERS:  Mortgage  Electronic  Registration  Systems,  Inc., a corporation organized  and  existing  under  the  laws of the  State of  Delaware,  or any successor thereto.

      MERS(R) System:   The  system  of   recording   transfers  of  Mortgages
electronically maintained by MERS.

      MIN: The Mortgage  Identification  Number for Mortgage Loans  registered with MERS on the MERS(R)System.

      Minimum  Mortgage  Rate:  With respect to any  adjustable-rate  Mortgage
Loan,  a per annum rate equal to the  greater of (i) the  Note Margin and (ii)
the rate  indicated on the Mortgage  Loan  Schedule as the "NOTE FLOOR," which rate may be  applicable  to such  Mortgage Loan at any time during the life of such Mortgage Loan.

      Modified  Mortgage  Loan: Any Mortgage Loan that has been the subject of a Servicing Modification.

      Modified Net Mortgage  Rate:  With respect to any Mortgage  Loan that is the subject of a Servicing Modification,  the Net Mortgage Rate minus the rate per annum by which the Mortgage Rate on such Mortgage Loan was reduced.

      MOM  Loan:  With  respect  to any  Mortgage  Loan,  MERS  acting  as the mortgagee of such Mortgage Loan,  solely as nominee for the originator of such
Mortgage Loan and its successors and assigns, at the origination thereof.

      Monthly  Payment:  With respect to any Mortgage Loan  (including any REO
Property)  and the Due Date in any Due Period,  the payment of  principal  and interest due thereon in accordance with the amortization  schedule at the time applicable  thereto  (after  adjustment,  if  any,  for  Curtailments  and for
Deficient  Valuations  occurring  prior  to  such  Due  Date  but  before  any adjustment to such  amortization  schedule by reason of any bankruptcy,  other than a  Deficient  Valuation,  or  similar  proceeding  or any  moratorium  or similar  waiver or grace  period and before any  Servicing  Modification  that constitutes a reduction of the interest rate on such Mortgage Loan).

      Moody's:   Moody's  Investors  Service,   Inc.,  or  its  successors  in
interest.

      Mortgage:  With respect to each Mortgage  Note,  the  mortgage,  deed of trust or other  comparable  instrument  creating a first or junior  lien on an estate  in fee  simple or  leasehold  interest  in real  property  securing  a
Mortgage Note.

      Mortgage   File:   The  mortgage   documents   listed  in   Section 2.01
pertaining  to  a  particular  Mortgage  Loan  and  any  additional  documents required to be added to the Mortgage File pursuant to this Agreement.

      Mortgage Loans:  Such of the mortgage loans  transferred and assigned to the Trustee  pursuant to  Section 2.01 as from time to time are held or deemed to be held as a part of the Trust Fund, the Mortgage Loans  originally so held being  identified  in  the  initial  Mortgage  Loan  Schedule,  and  Qualified
Substitute  Mortgage  Loans  held or  deemed  held as part of the  Trust  Fund including,  without  limitation,  each  related  Mortgage  Note,  Mortgage and
Mortgage File and all rights appertaining thereto.

      Mortgage  Loan  Schedule:  The  lists  of the  Mortgage  Loans  attached hereto  as  Exhibit F-1  and  Exhibit  F-2 (as  amended  from  time to time to reflect the  addition of Qualified  Substitute  Mortgage  Loans),  which lists shall set forth at a minimum the  following  information  as to each  Mortgage
Loan:

(ii)  the Mortgage Loan identifying number ("RFC LOAN #");

(iii) [reserved];

(iv)  the maturity of the Mortgage Note ("MATURITY  DATE," or "MATURITY DT");

(v)   for  the  adjustable-rate  Mortgage  Loans,  the  Mortgage  Rate  as  of origination ("ORIG RATE");

(vi)  the Mortgage Rate as of the Cut-off Date ("CURR RATE");

(vii) the Net Mortgage Rate as of the Cut-off Date ("CURR NET");

(viii)      the scheduled  monthly payment of principal,  if any, and interest as of the Cut-off Date ("ORIGINAL P & I" or "CURRENT P & I");

(ix)  the Cut-off Date Principal Balance ("PRINCIPAL BAL");

(x)   the Loan-to-Value Ratio at origination ("LTV");

(xi)  a code "T," "BT" or "CT" under the column "LN FEATURE,"  indicating that the  Mortgage  Loan is  secured by a second or  vacation  residence
           (the  absence of any such code means the  Mortgage  Loan is secured by a primary residence);

(xii) a code "N" under the column  "OCCP CODE,"  indicating  that the Mortgage
           Loan is secured by a non-owner  occupied  residence (the absence of any such  code  means  the  Mortgage  Loan is  secured  by an owner occupied residence);

(xiii)      for the adjustable-rate  Mortgage Loans, the Maximum Mortgage Rate
           ("NOTE CEILING");

(xiv) for the  adjustable-rate  Mortgage Loans,  the maximum Net Mortgage Rate
           ("NET CEILING");

(xv)  for  the   adjustable-rate   Mortgage  Loans,  the  Note  Margin  ("NOTE
           MARGIN");

(xvi) for the adjustable-rate  Mortgage Loans, the first Adjustment Date after the Cut-off Date ("NXT INT CHG DT");

(xvii)      for  the   adjustable-rate   Mortgage  Loans,   the  Periodic  Cap
           ("PERIODIC DECR" or "PERIODIC INCR");

(xviii)     [reserved]; and

(xix) for the adjustable-rate  Mortgage Loans, the rounding of the semi-annual or annual adjustment to the Mortgage Rate ("NOTE METHOD").

      Such  schedules may consist of multiple  reports that  collectively  set forth all of the information required.

      Mortgage  Note:  The  originally  executed  note or  other  evidence  of indebtedness  evidencing  the  indebtedness  of a  Mortgagor  under a Mortgage
Loan, together with any modification thereto.

      Mortgage  Rate:  With respect to any Mortgage  Loan,  the interest  rate borne by the related Mortgage Note, or any  modification  thereto other than a
Servicing  Modification.  The Mortgage  Rate on the  adjustable-rate  Mortgage
Loans will  adjust on each  Adjustment  Date to equal the sum  (rounded to the nearest  multiple of one-eighth  of one percent  (0.125%) or up to the nearest one-eighth  of one percent,  which are indicated by a "U" on the Mortgage Loan
Schedule,  except in the case of the adjustable-rate  Mortgage Loans indicated
by an "X" on the Mortgage Loan Schedule under the heading "NOTE  METHOD"),  of the  related  Index  plus  the  Note  Margin,  in  each  case  subject  to the applicable Periodic Cap, Maximum Mortgage Rate and Minimum Mortgage Rate.

      Mortgaged  Property:  The underlying  real property  securing a Mortgage
Loan.

      Mortgagor:  The obligor on a Mortgage Note.

      Net Mortgage  Rate:  With respect to any Mortgage Loan as of any date of determination,  a per annum rate equal to the Mortgage  Rate for such Mortgage
Loan as of such date minus the related Expense Fee Rate.

      Net WAC Cap Rate:  The  Group I Net WAC Cap Rate,  Group II  Net WAC Cap
Rate or Class M Net WAC Cap Rate, as applicable.

      Non-United States Person:  Any Person other than a United States Person.

      Nonrecoverable  Advance:  Any Advance  previously made or proposed to be made by the Master  Servicer  or  Subservicer  in  respect of a Mortgage  Loan
(other than a Deleted  Mortgage Loan) which, in the good faith judgment of the
Master Servicer,  will not, or, in the case of a proposed Advance,  would not,
be  ultimately   recoverable   by  the  Master   Servicer  from  related  Late
Collections,  Insurance  Proceeds,  Liquidation  Proceeds or REO Proceeds.  To
the extent that any  Mortgagor  is not  obligated  under the related  Mortgage documents to pay or reimburse any portion of any  Servicing  Advances that are outstanding  with  respect  to the  related  Mortgage  Loan as a  result  of a modification  of such Mortgage  Loan by the Master  Servicer,  which  forgives amounts which the Master Servicer or Subservicer had previously advanced,  and
the  Master   Servicer   determines   that  no  other  source  of  payment  or
reimbursement  for such advances is available to it, such  Servicing  Advances shall be  deemed  to be  Nonrecoverable  Advances.  The  determination  by the
Master Servicer that it has made a  Nonrecoverable  Advance shall be evidenced by  a  certificate  of  a  Servicing  Officer,  Responsible  Officer  or  Vice
President  or  its  equivalent  or  senior  officer  of the  Master  Servicer, delivered to the  Depositor,  the  Trustee,  and the Master  Servicer  setting forth  such  determination,  which  shall  include  any other  information  or
reports   obtained  by  the  Master   Servicer  such  as  property   operating
statements,  rent rolls,  property inspection reports and engineering reports,
which  may  support  such  determinations.   Notwithstanding  the  above,  the
Trustee  shall be  entitled  to rely  upon  any  determination  by the  Master
Servicer that any Advance previously made is a Nonrecoverable  Advance or that any proposed Advance, if made, would constitute a Nonrecoverable Advance.

      Nonsubserviced  Mortgage  Loan:  Any Mortgage  Loan that, at the time of reference thereto, is not subject to a Subservicing Agreement.

      Note Margin:  With respect to each  adjustable-rate  Mortgage  Loan, the fixed  percentage set forth in the related  Mortgage Note and indicated on the
Mortgage Loan Schedule as the "NOTE MARGIN," which  percentage is added to the
Index on each Adjustment Date to determine  (subject to rounding in accordance with the related  Mortgage Note,  the Periodic Cap, the Maximum  Mortgage Rate
and  the  Minimum  Mortgage  Rate)  the  interest  rate  to be  borne  by such adjustable-rate Mortgage Loan until the next Adjustment Date.

      Notional  Amount:  With  respect  to the  Class SB  Certificates  or the
REMIC II Regular Interest SB-IO,  immediately prior to any Distribution  Date, the aggregate of the Uncertificated  Principal Balances of the REMIC I Regular
Interests.

      Officers'  Certificate:  A  certificate  signed by the  Chairman  of the
Board, the President,  a Vice President,  Assistant Vice President,  Director,
Managing Director, the Treasurer,  the Secretary, an Assistant Treasurer or an
Assistant  Secretary of the Depositor or the Master Servicer,  as the case may be, and delivered to the Trustee, as required by this Agreement.

      Opinion of  Counsel:  A written  opinion of  counsel  acceptable  to the
Trustee  and the Master  Servicer  and which  counsel  may be counsel  for the
Depositor  or the Master  Servicer,  provided  that any Opinion of Counsel (i)
referred to in the definition of "Disqualified  Organization" or (ii) relating to the  qualification of any REMIC hereunder as a REMIC or compliance with the
REMIC  Provisions  must,  unless  otherwise   specified,   be  an  opinion  of
Independent counsel.

      Optional  Termination  Date: Any Distribution Date on or after which the
Stated  Principal  Balance (after giving effect to distributions to be made on such  Distribution  Date) of the  Mortgage  Loans is less  than  10.00% of the
Cut-off Date Balance.

      Outstanding  Mortgage  Loan:  With  respect  to the Due  Date in any Due
Period,  a Mortgage Loan  (including an REO Property) that was not the subject of a Principal  Prepayment in Full,  Cash  Liquidation or REO  Disposition and
that was not  purchased,  deleted  or  substituted  for prior to such Due Date pursuant to Section 2.02, 2.03, 2.04 or 4.07.

      Overcollateralization  Amount:  With respect to any  Distribution  Date, the  excess,  if any, of (a) the  aggregate  Stated  Principal  Balance of the
Mortgage Loans before giving effect to  distributions  of principal to be made on such  Distribution  Date  over  (b)  the  aggregate  Certificate  Principal
Balance of the  Class A  Certificates  and  Class M  Certificates  immediately prior to such date.

      Overcollateralization  Floor:  An amount  equal to the  product of 0.50%
and the Cut-off Date Balance.

      Overcollateralization    Increase   Amount:    With   respect   to   any
Distribution  Date,  the lesser of (a) Excess Cash Flow for that  Distribution
Date (to the extent not used to cover the amounts  described  in clauses  (iv)
and  (v) of  the  definition  of  Principal  Distribution  Amount  as of  such
Distribution    Date)   and   (b)   the    excess   of   (1)   the    Required
Overcollateralization   Amount  for  such   Distribution  Date  over  (2)  the
Overcollateralization Amount for such Distribution Date.

      Overcollateralization    Reduction   Amount:   With   respect   to   any
Distribution Date on which the Excess  Overcollateralization  Amount is, after taking into account all other  distributions  to be made on such  Distribution
Date, greater than zero, the  Overcollateralization  Reduction Amount shall be equal to the  lesser of (i) the Excess  Overcollateralization  Amount for that
Distribution   Date  and  (ii)  the  Principal   Remittance   Amount  on  such
Distribution Date.

      Ownership  Interest:  With respect to any Certificate,  any ownership or security  interest  in  such  Certificate,  including  any  interest  in  such
Certificate  as the Holder  thereof and any other  interest  therein,  whether direct or indirect, legal or beneficial, as owner or as pledgee.

      Pass-Through  Rate: With respect to each Class of  Class A  Certificates and Class M  Certificates  and any  Distribution  Date, the least of (i) a per annum rate equal to LIBOR plus the related Margin for such Distribution  Date,
(ii) 14.000%  per  annum  and  (iii)  the  related  Net WAC Cap  Rate for such
Distribution Date.

      With respect to the Class SB  Certificates and any Distribution  Date or
the  REMIC III  Regular  Interest  SB-IO,  a  per  annum  rate  equal  to  the percentage equivalent of a fraction,  the numerator of which is the sum of the amounts  calculated  pursuant  to clauses (i) through  (viii)  below,  and the denominator  of which  is the  aggregate  principal  balance  of the  REMIC II
Regular  Interests.  For purposes of calculating the Pass-Through Rate for the
Class SB  Certificates or the SB-IO REMIC III Regular Interest,  the numerator is equal to the sum of the following components:

            (i)   the  Uncertificated  Pass-Through  Rate for REMIC II Regular
      Interest  LT1 minus the  related  Marker  Rate,  applied  to a  notional amount  equal  to  the  Uncertificated  Principal  Balance  of  REMIC II
      Regular Interest LT1;

            (ii)  the  Uncertificated  Pass-Through  Rate for REMIC II Regular
      Interest  LT2 minus the  related  Marker  Rate,  applied  to a  notional amount  equal  to  the  Uncertificated  Principal  Balance  of  REMIC II
      Regular Interest LT2;

            (iii) the  Uncertificated  Pass-Through  Rate for REMIC II Regular
      Interest LT4 minus twice the related Marker Rate,  applied to a notional amount  equal  to  the  Uncertificated  Principal  Balance  of  REMIC II
      Regular Interest LT4;

            (iv)  the  Uncertificated  Pass-Through  Rate for REMIC II Regular
      Interest  LT5 minus the  related  Marker  Rate,  applied  to a  notional amount  equal  to  the  Uncertificated  Principal  Balance  of  REMIC II
      Regular Interest LT5;

            (v)   the  Uncertificated  Pass-Through  Rate for REMIC II Regular
      Interest  LT6 minus the  related  Marker  Rate,  applied  to a  notional amount  equal  to  the  Uncertificated  Principal  Balance  of  REMIC II
      Regular Interest LT6;

            (vi)  the  Uncertificated  Pass-Through  Rate for REMIC II Regular
      Interest LT8 minus twice the related Marker Rate,  applied to a notional amount  equal  to  the  Uncertificated  Principal  Balance  of  REMIC II
      Regular Interest LT8;

            (vii) the  Uncertificated  Pass-Through  Rate for REMIC II Regular
      Interest  LT Y1 minus the  related  Marker  Rate,  applied to a notional amount  equal  to  the  Uncertificated  Principal  Balance  of  REMIC II
      Regular Interest LT-Y1; and

            (viii)      the  Uncertificated  Pass-Through  Rate  for  REMIC II
      Regular  Interest  LT Y2 minus the  related  Marker  Rate,  applied to a notional  amount  equal  to  the  Uncertificated  Principal  Balance  of
      REMIC II Regular Interest LT-Y2.

      Paying Agent:  U.S. Bank National  Association  or any successor  Paying
Agent appointed by the Trustee.

      Percentage  Interest:   With  respect  to  any  Class A  Certificate  or
Class M  Certificate,  the  undivided  percentage  ownership  interest  in the related  Class evidenced  by  such  Certificate,  which  percentage  ownership interest shall be equal to the Initial  Certificate  Principal Balance thereof divided by the aggregate Initial  Certificate  Principal Balance of all of the
Certificates  of the same Class.  The  Percentage  Interest  with respect to a
Class SB  Certificate  or  Class R  Certificate  shall be  stated  on the face thereof.

      Periodic Cap: With respect to each  adjustable-rate  Mortgage  Loan, the periodic  rate cap that  limits the  increase  or the  decrease of the related
Mortgage  Rate on any  Adjustment  Date  pursuant  to the terms of the related
Mortgage Note.

      Permitted Investments:  One or more of the following:

      (i)   obligations  of or  guaranteed as to principal and interest by the
            United States or any agency or  instrumentality  thereof when such obligations  are backed by the full faith and credit of the United
            States;

      (ii)  repurchase  agreements  on  obligations  specified  in clause  (i)
            maturing  not more  than one  month  from the date of  acquisition thereof,  provided  that the  unsecured  obligations  of the party agreeing to repurchase  such  obligations are at the time rated by each Rating Agency in its highest short-term rating available;

      (iii)       federal funds,  certificates  of deposit,  demand  deposits, time deposits and bankers'  acceptances  (which shall each have an original  maturity  of not more than 90 days  and,  in the case of bankers' acceptances,  shall in no event have an original maturity of more  than 365 days or a  remaining  maturity  of more  than 30 days) denominated in United States dollars of any U.S.  depository institution  or trust company  incorporated  under the laws of the
            United States or any state thereof or of any domestic  branch of a foreign  depository  institution or trust  company;  provided that the  debt  obligations  of such  depository  institution  or trust company  at the date of  acquisition  thereof  have been  rated by each Rating  Agency in its highest  short-term  rating  available;
            and,  provided  further  that,  if the  original  maturity of such
            short-term   obligations  of  a  domestic   branch  of  a  foreign
            depository  institution or trust company shall exceed 30 days, the short-term  rating of such  institution  shall be A-1+ in the case of Standard & Poor's if Standard & Poor's is a Rating Agency;

      (iv)  commercial paper and demand notes (having  original  maturities of not more than 365 days) of any corporation  incorporated under the laws of the United  States or any state  thereof which on the date of  acquisition  has  been  rated  by each  Rating  Agency  in its
            highest   short  term  rating   available;   provided   that  such
            commercial paper and demand notes shall have a remaining  maturity of not more than 30 days;

      (v)   a money market fund or a qualified  investment  fund rated by each
            Rating Agency in its highest  long-term  rating  available  (which may be managed by the Trustee or one of its Affiliates); and

      (vi)  other  obligations  or  securities  that  are  acceptable  to each
            Rating  Agency as a Permitted  Investment  hereunder  and will not reduce the rating  assigned to any Class of  Certificates  by such
            Rating  Agency  below the  then-current  rating  assigned  to such
            Certificates by such Rating Agency, as evidenced in writing;

provided,  however,  that no instrument shall be a Permitted  Investment if it represents,  either  (1) the right to  receive  only  interest  payments  with respect to the  underlying  debt  instrument  or (2) the right to receive both principal  and interest  payments  derived from  obligations  underlying  such instrument  and the  principal  and  interest  payments  with  respect to such instrument  provide  a yield to  maturity  greater  than  120% of the yield to maturity  at par of such  underlying  obligations.  References  herein  to the highest  rating  available on unsecured  long-term  debt shall mean AAA in the case of Standard & Poor's and Aaa in the case of Moody's,  and for purposes of this  Agreement,  any  references  herein to the highest  rating  available on unsecured  commercial  paper and short-term  debt  obligations  shall mean the following:  A-1 in the  case of  Standard  &  Poor's  and  P-1 in the  case of
Moody's;   provided,   however,  that  any  Permitted  Investment  that  is  a
short-term  debt  obligation  rated A-1 by Standard & Poor's must  satisfy the following  additional  conditions:  (i) the  total  amount  of debt  from  A-1 issuers must be limited to the  investment  of monthly  principal and interest payments (assuming fully amortizing collateral);  (ii) the total amount of A-1 investments  must not  represent  more than 20% of the  aggregate  outstanding
Certificate  Principal  Balance of the  Certificates  and each investment must not  mature  beyond  30  days;  (iii) the  terms  of  the  debt  must  have  a predetermined  fixed dollar  amount of principal  due at maturity  that cannot vary; and (iv) if the  investments  may be liquidated  prior to their maturity or are being  relied on to meet a certain  yield,  interest  must be tied to a single  interest  rate index plus a single fixed spread (if any) and must move proportionately  with that index.  Any Permitted  Investment  may be purchased by or through the Trustee or its Affiliates.

      Permitted  Transferee:  Any Transferee of a Class R  Certificate,  other than a Disqualified Organization or Non-United States Person.

      Person:   Any  individual,   corporation,   limited  liability  company,
partnership,   joint  venture,   association,   joint-stock  company,   trust,
unincorporated   organization   or  government  or  any  agency  or  political
subdivision thereof.

      Prepayment  Assumption:  With  respect to the Class A  Certificates  and
Class M  Certificates,  the prepayment  assumption to be used for  determining the  accrual of original  issue  discount  and premium and market  discount on such  Certificates for federal income tax purposes,  which (a) with respect to
the  fixed-rate  Mortgage  Loans,   assumes  a  constant  prepayment  rate  of
one-tenth of 23% per annum of the then outstanding  Stated  Principal  Balance of the  fixed-rate  Mortgage  Loans  in the  first  month  of the life of such
Mortgage  Loans and an  additional  one-tenth  of 23% per annum in each  month thereafter  until the tenth  month,  and  beginning  in the tenth month and in each month  thereafter  during the life of the  fixed-rate  Mortgage  Loans, a constant  prepayment rate of 23% per annum each month ("23% HEP") and (b) with respect to the adjustable-rate  Mortgage Loans assumes a prepayment assumption
of  2%  of  the  constant   prepayment  rate  in  month  one,   increasing  by
approximately  2.545% from month 2 until month 12,  a constant prepayment rate of 30% from  month 12 to month  22,  a  constant  prepayment  rate of 50% from month 23 to month 27, and a constant  prepayment rate of 35% thereafter,  used for  determining the accrual of original issue discount and premium and market discount on the Class A  Certificates  and  Class M  Certificates  for federal income tax  purposes.  The  constant  prepayment  rate assumes that the stated
percentage of the outstanding Stated Principal Balance of the  adjustable-rate
Mortgage Loans is prepaid over the course of a year.

      Prepayment  Interest  Shortfall:  With respect to any Distribution  Date and  any  Mortgage  Loan  (other  than  a  Mortgage  Loan  relating  to an REO
Property)  that was the subject of (a) a Principal  Prepayment  in Full during the related  Prepayment  Period,  an amount equal to the excess of one month's interest at the related Net Mortgage  Rate (or  Modified Net Mortgage  Rate in
the case of a Modified  Mortgage Loan) on the Stated Principal Balance of such
Mortgage  Loan over the  amount  of  interest  (adjusted  to the  related  Net
Mortgage  Rate  (or  Modified  Net  Mortgage  Rate in the  case of a  Modified
Mortgage Loan)) paid by the Mortgagor for such  Prepayment  Period to the date of such  Principal  Prepayment in Full or (b) a  Curtailment  during the prior calendar  month,  an amount  equal to one month's  interest at the related Net
Mortgage  Rate  (or  Modified  Net  Mortgage  Rate in the  case of a  Modified
Mortgage Loan) on the amount of such Curtailment.

      Prepayment  Period:  With respect to any Distribution Date, the calendar month preceding the month of distribution.

      Primary  Insurance  Policy:  Each  primary  policy of mortgage  guaranty insurance as indicated by a numeric code on the Mortgage  Loan  Schedule  with the exception of code "A23," "A34" or "A96" under the column "MI CO CODE."

      Principal  Allocation  Amount:  With respect to any  Distribution  Date, the sum of (a) the Principal  Remittance  Amount for that  Distribution  Date,
(b) any  Realized  Losses  covered by amounts  included  in clause (iv) of the definition of Principal  Distribution  Amount and (c) the aggregate  amount of the  principal  portion  of  Realized  Losses  on the  Mortgage  Loans  in the
calendar  month  preceding  that  Distribution  Date, to the extent covered by
Excess  Cash  Flow  included  in clause  (v) of the  definition  of  Principal
Distribution  Amount;  provided,  however,  that on any  Distribution  Date on which  there is  (i) insufficient  Subsequent  Recoveries  to cover all unpaid
Realized  Losses on the  Mortgage  Loans  described  in clause (b)  above,  in determining  the  Group I  Principal  Distribution  Amount  and  the  Group II
Principal Distribution Amount,  Subsequent Recoveries will be allocated to the
Class A-I  Certificates  and Class A-II  Certificates,  pro rata, based on the principal portion of unpaid Realized Losses from prior  Distribution  Dates on the Group I  Loans and Group II  Loans,  respectively,  and (ii)  insufficient
Excess Cash Flow to cover all Realized  Losses on the Mortgage Loans described in clause (c) above, in determining the Group I Principal  Distribution Amount
and  the  Group II  Principal   Distribution  Amount,  the  Excess  Cash  Flow
remaining  after the  allocation  described in clause (b) above or (i) of this proviso,  as applicable,  will be allocated to the Class A-I  Certificates and
Class A-II Certificates,  pro rata, based on the principal portion of Realized
Losses incurred during the calendar month preceding that  Distribution Date on the Group I Loans and Group II Loans, respectively.

      Principal  Distribution  Amount:  With respect to any Distribution Date, the lesser of (a) the excess of (x) the sum of (A) the Available  Distribution
Amount  and (B) with  respect  to clauses  (b)(v)  and (vi)  below,  the Yield
Maintenance  Agreement  Payment  for  that  Distribution  Date,  over  (y) the
Interest Distribution Amount, and (b) the sum of:

(i)   the principal  portion of each Monthly Payment received or Advanced with respect to the related Due Period on each Outstanding Mortgage Loan;

(ii)  the Stated  Principal  Balance of any Mortgage Loan  repurchased  during
          the   related   Prepayment   Period  (or  deemed  to  have  been  so
          repurchased  in  accordance   with   Section 3.07(b))   pursuant  to
          Section 2.02,  2.03,  2.04 or 4.07 and the  amount of any  shortfall
          deposited  in  the  Custodial   Account  in   connection   with  the
          substitution of a Deleted  Mortgage Loan pursuant to Section 2.03 or
          2.04 during the related Prepayment Period;

(iii) the principal portion of all other unscheduled  collections,  other than
          Subsequent  Recoveries,  on the Mortgage Loans  (including,  without limitation,  Principal Prepayments in Full, Curtailments,  Insurance
          Proceeds,  Liquidation  Proceeds and REO Proceeds)  received  during the related  Prepayment  Period (or deemed to have been so received)
          to the extent  applied  by the  Master  Servicer  as  recoveries  of principal of the Mortgage Loans pursuant to Section 3.14;

(iv)  the lesser of (1) Subsequent  Recoveries for such  Distribution Date and
          (2) the principal  portion of any Realized  Losses  allocated to any
          Class of  Certificates  on a prior  Distribution  Date and remaining unpaid;

(v)   the lesser of (1) the  Excess Cash Flow for such  Distribution  Date (to the extent not used  pursuant to clause (iv) of this  definition  on such  Distribution  Date)  and  (2) the  principal  portion  of  any
          Realized  Losses  incurred (or deemed to have been  incurred) on any
          Mortgage  Loans in the calendar month  preceding  such  Distribution
          Date; and

(vi)  the lesser of (1) the Excess  Cash Flow for that  Distribution  Date (to the  extent  not  used  pursuant  to  clauses  (iv)  and (v) of this
          definition    on    such    Distribution    Date)    and   (2)   the
          Overcollateralization Increase Amount for such Distribution Date;

minus

(vii) (A) the amount of any  Overcollateralization  Reduction  Amount for such
          Distribution   Date  and  (B)  the  amount  of  any   Capitalization
          Reimbursement Amount for such Distribution Date.

      Principal  Prepayment:  Any payment of principal or other  recovery on a
Mortgage  Loan,  including  a  recovery  that  takes  the form of  Liquidation
Proceeds or Insurance Proceeds,  which is received in advance of its scheduled
Due Date and is not  accompanied  by an  amount  as to  interest  representing scheduled  interest  on such  payment due on any date or dates in any month or months subsequent to the month of prepayment.

      Principal  Prepayment  in  Full:  Any  Principal  Prepayment  made  by a
Mortgagor of the entire principal balance of a Mortgage Loan.

      Principal  Remittance  Amount:  With respect to any  Distribution  Date, all amounts  described in clauses  (b)(i)  through (iii) of the  definition of
Principal Distribution Amount for that Distribution Date.

      Program  Guide:  The  AlterNet  Seller  Guide as  incorporated  into the
Residential   Funding  Seller  Guide  for  mortgage  collateral  sellers  that
participate  in  Residential   Funding's   AlterNet  Mortgage   Program,   and
Residential Funding's Servicing Guide and any other subservicing  arrangements which  Residential  Funding has arranged to  accommodate  the servicing of the
Mortgage  Loans  and in each  case  all  supplements  and  amendments  thereto published by Residential Funding.

      Purchase  Price:  With  respect to any Mortgage  Loan (or REO  Property)
required to be or otherwise  purchased on any date  pursuant to  Section 2.02,
2.03,  2.04 or 4.07,  an  amount  equal  to the sum of (i) 100% of the  Stated
Principal   Balance  thereof  plus  the  principal   portion  of  any  related
unreimbursed  Advances  and (ii)  unpaid  accrued  interest  at either (a) the
Adjusted  Mortgage  Rate  (or  Modified  Net  Mortgage  Rate in the  case of a
Modified  Mortgage Loan) plus the rate per annum at which the Servicing Fee is calculated,  or (b) in the case of a purchase made by the Master Servicer,  at the Net  Mortgage  Rate  (or  Modified  Net  Mortgage  Rate  in the  case of a
Modified  Mortgage Loan), in each case on the Stated Principal Balance thereof to the first day of the month  following  the month of  purchase  from the Due
Date to which  interest  was last paid by the  Mortgagor.  With respect to any
Mortgage Loan (or REO Property)  required to be or otherwise  purchased on any date pursuant to  Section 4.08,  an amount equal to the greater of (i) the sum of (a)  100% of the  Stated  Principal  Balance  thereof  plus  the  principal portion of any related  unreimbursed  Advances of such  Mortgage  Loan (or REO
Property) and (b) unpaid accrued interest at either (1) the Adjusted  Mortgage
Rate (or Modified Net Mortgage Rate in the case of a Modified  Mortgage  Loan)
plus the rate per annum at which the  Servicing Fee is  calculated,  or (2) in the case of a purchase made by the Master  Servicer,  at the Net Mortgage Rate
(or Modified Net Mortgage Rate in the case of a Modified  Mortgage  Loan),  in each case on the  Stated  Principal  Balance  thereof  to the first day of the month  following the month of purchase from the Due Date to which interest was last paid by the  Mortgagor,  and (ii) the fair market value of such  Mortgage
Loan (or REO Property).

      Qualified  Substitute  Mortgage  Loan: A Mortgage  Loan  substituted  by
Residential  Funding or the Depositor for a Deleted  Mortgage Loan which must, on the date of such  substitution,  as confirmed  in an Officers'  Certificate delivered to the Trustee,  (i) have an outstanding  principal  balance,  after deduction of the principal  portion of the monthly payment due in the month of substitution  (or in the case of a substitution of more than one Mortgage Loan for a Deleted  Mortgage  Loan,  an aggregate  outstanding  principal  balance, after such deduction),  not in excess of the Stated  Principal  Balance of the
Deleted  Mortgage  Loan  (the  amount  of any  shortfall  to be  deposited  by
Residential  Funding,  in the Custodial Account in the month of substitution);
(ii) have a Mortgage  Rate and a Net Mortgage  Rate no lower than and not more than 1% per  annum  higher  than  the  Mortgage  Rate and Net  Mortgage  Rate, respectively,  of the Deleted  Mortgage  Loan as of the date of  substitution;
(iii) have a  Loan-to-Value  Ratio at the time of  substitution no higher than that of the Deleted  Mortgage  Loan at the time of  substitution;  (iv) have a remaining  term to stated  maturity  not  greater  than (and not more than one year less than)  that of the  Deleted  Mortgage  Loan;  (v)  comply  with each representation  and  warranty  set forth in Sections  2.03 and 2.04 hereof and
Section 4 of the Assignment  Agreement,  (other than the  representations  and warranties  set forth  therein with respect to the number of loans  (including the  related  percentage)  in  excess  of zero  which  meet  or do not  meet a specified  criteria);  (vi) not be 30 days or more  Delinquent;  (vii)  not be
subject  to  the   requirements   of  HOEPA  (as  defined  in  the  Assignment
Agreement);  (viii) have a policy of title  insurance,  in the form and amount that is in material  compliance with the Program Guide,  that was effective as of the closing of such  Mortgage  Loan,  is valid and binding,  and remains in full force and effect,  unless the  Mortgage  Property is located in the State of Iowa where an attorney's  certificate has been provided as described in the
Program  Guide;  (ix) if the  Deleted  Loan is not a  Balloon  Loan,  not be a
Balloon Loan;  (x) with respect to  adjustable  rate  Mortgage  Loans,  have a
Mortgage  Rate that  adjusts with the same  frequency  and based upon the same
Index as that of the Deleted  Mortgage  Loan;  (xi) with respect to adjustable rate  Mortgage  Loans,  have a Note  Margin not less than that of the  Deleted
Mortgage Loan;  (xii) with respect to adjustable rate Mortgage  Loans,  have a
Periodic Rate Cap that is equal to that of the Deleted  Mortgage Loan;  (xiii)
with respect to adjustable  rate Mortgage  Loans,  have a next Adjustment Date no later than that of the  Deleted  Mortgage  Loan,  and (xiv) be secured by a lien with the same lien priority as the Deleted Loan.

      Rating  Agency:  Each of  Standard & Poor's and  Moody's.  If any agency or a  successor  is no  longer in  existence,  "Rating  Agency"  shall be such statistical  credit rating agency, or other comparable  Person,  designated by the Depositor,  notice of which  designation shall be given to the Trustee and the Master Servicer.

      Realized  Loss:  With respect to each Mortgage Loan (or REO Property) as to which a Cash  Liquidation or REO Disposition  has occurred,  an amount (not less than zero)  equal to (i) the  Stated  Principal  Balance of the  Mortgage
Loan (or REO Property) as of the date of Cash  Liquidation or REO Disposition, plus (ii)  interest  (and REO Imputed  Interest,  if any) at the Net  Mortgage
Rate  from the Due Date as to which  interest  was last  paid or  advanced  to
Certificateholders  up to  the  last  day of  the  month  in  which  the  Cash
Liquidation (or REO Disposition)  occurred on the Stated Principal  Balance of such Mortgage Loan (or REO Property)  outstanding  during each Due Period that such  interest was not paid or  advanced,  minus (iii) the  proceeds,  if any, received during the month in which such Cash  Liquidation (or REO Disposition)
occurred,  to the extent applied as recoveries of interest at the Net Mortgage
Rate  and to  principal  of the  Mortgage  Loan,  net of the  portion  thereof reimbursable  to the  Master  Servicer  or any  Subservicer  with  respect  to related Advances,  Servicing Advances or other expenses as to which the Master
Servicer or  Subservicer  is entitled to  reimbursement  thereunder  but which have not been  previously  reimbursed.  With  respect  to each  Mortgage  Loan which is the subject of a Servicing Modification,  (a) (1) the amount by which the interest  portion of a Monthly  Payment or the  principal  balance of such
Mortgage  Loan was reduced or (2) the sum of any other amounts owing under the
Mortgage Loan that were forgiven and that constitute  Servicing  Advances that are  reimbursable  to the Master  Servicer or a Subservicer,  and (b) any such amount with  respect to a Monthly  Payment  that was or would have been due in the month immediately  following the month in which a Principal  Prepayment or the  Purchase  Price of such  Mortgage  Loan is  received or is deemed to have been  received.  With  respect  to each  Mortgage  Loan  which has  become the subject  of a  Deficient  Valuation,  the  difference  between  the  principal balance of the Mortgage Loan outstanding  immediately  prior to such Deficient
Valuation  and the  principal  balance of the Mortgage  Loan as reduced by the
Deficient  Valuation.  With respect to each Mortgage Loan which has become the object  of  a  Debt  Service  Reduction,  the  amount  of  such  Debt  Service
Reduction.  Notwithstanding  the above,  neither a Deficient  Valuation  nor a
Debt Service  Reduction  shall be deemed a Realized Loss  hereunder so long as the Master  Servicer  has  notified  the  Trustee  in writing  that the Master
Servicer is  diligently  pursuing  any remedies  that may exist in  connection with the  representations  and warranties made regarding the related  Mortgage
Loan and either (A) the related  Mortgage  Loan is not in default  with regard to  payments  due  thereunder  or (B)  delinquent  payments of  principal  and interest  under the related  Mortgage Loan and any premiums on any  applicable primary hazard  insurance policy and any related escrow payments in respect of such  Mortgage  Loan are  being  advanced  on a  current  basis by the  Master
Servicer or a  Subservicer,  in either case without  giving effect to any Debt
Service Reduction.

      Realized  Losses  allocated  to  the  Class SB   Certificates  shall  be
allocated  first to the REMIC III  Regular  Interest SB-IO in reduction of the accrued but unpaid  interest  thereon  until such accrued and unpaid  interest shall have been  reduced to zero and then to the  REMIC III  Regular  Interest
SB-PO in reduction of the Principal Balance thereof.

      To the extent the Master Servicer  receives  Subsequent  Recoveries with respect to any Mortgage  Loan, the amount of the Realized Loss with respect to that Mortgage Loan will be reduced to the extent such  recoveries  are applied to reduce the  Certificate  Principal  Balance of any Class of Certificates on
any Distribution Date.

      Record  Date:  With  respect  to each  Distribution  Date and the  LIBOR
Certificates,  the Business Day immediately  preceding such Distribution Date.
With respect to each  Distribution  Date and the Certificates  (other than the
LIBOR  Certificates),  the close of business on the last  Business  Day of the month next preceding the month in which the related  Distribution Date occurs, except in the case of the first Record Date which shall be the Closing Date.

      Reference Bank Rate:  As defined in Section 1.02.

      Regular  Certificates:  The Class A  Certificates,  Class M Certificates
and Class SB Certificates.

      Regulation AB: Subpart  229.1100 - Asset Backed  Securities  (Regulation
AB), 17 C.F.R.ss.ss.229.1100-229.1123,  as such may be amended from time to time, and subject to such  clarification and interpretation as have been provided by the Commission in the adopting release  (Asset-Backed  Securities,  Securities
Act Release No. 33-8518,  70 Fed. Reg.  1,506,  1,531 (January 7, 2005)) or by
the staff of the  Commission,  or as may be provided by the  Commission or its staff from time to time.

      Relief Act:  The Servicemembers Civil Relief Act, as amended.

      Relief  Act  Shortfalls:  Interest  shortfalls  on  the  Mortgage  Loans resulting from the Relief Act or similar legislation or regulations.

      REMIC: A "real estate  mortgage  investment  conduit" within the meaning of  Section 860D  of the Code.  As used herein,  the term  "REMIC"  shall mean
REMIC I, REMIC II or REMIC III.

      REMIC I:  The segregated pool of assets subject  hereto,  constituting a portion of the primary trust created hereby and to be administered  hereunder, exclusive  of the Yield  Maintenance  Agreement,  which is not an asset of any
REMIC,  with  respect  to  which a  separate  REMIC  election  is to be  made, consisting of:

            (i)   the Mortgage Loans and the related Mortgage Files;

            (ii)  all payments on and  collections  in respect of the Mortgage
      Loans due after the Cut-off  Date (other than  Monthly  Payments  due in the month of the Cut-off  Date) as shall be on deposit in the  Custodial
      Account or in the  Certificate  Account and  identified  as belonging to the Trust Fund;

            (iii) property  which  secured a Mortgage  Loan and which has been acquired for the benefit of the  Certificateholders  by  foreclosure  or deed in lieu of foreclosure;

            (iv)  the  hazard   insurance   policies  and  Primary   Insurance
      Policies pertaining to the Mortgage Loans, if any; and

            (v)   all proceeds of clauses (i) through (iv) above.

      REMIC I  Available   Distribution  Amount:  The  Available  Distribution
Amount.

      REMIC I Distribution  Amount:  For any  Distribution  Date,  the REMIC I
Available  Distribution  Amount shall be  distributed  to the REMIC I  Regular
Interests  and  Component  I of the  Class R  Certificates  in  the  following amounts and priority:

      (a)   To  the   extent  of  the   portion  of  the   REMIC I   Available
Distribution Amount related to Loan Group I:

            (i)   first,  to REMIC I Y-1 and  REMIC I  Z-1 Regular  Interests, concurrently,  the Uncertificated  Accrued Interest for such Regular Interests remaining  unpaid from  previous  Distribution  Dates,  pro rata  according to their respective shares of such unpaid amounts;

            (ii)  second,   to  the   REMIC I  Y-1  and  REMIC I  Z-1  Regular
Interests,  concurrently, the Uncertificated Accrued Interest for such Classes for the current  Distribution  Date,  pro rata  according to their  respective
Uncertificated Accrued Interest; and

            (iii) third,   to  the   REMIC I   Y-1  and  REMIC I  Z-1  Regular
Interests,  the REMIC I Y-1 Principal  Distribution Amount and the REMIC I Z-1
Principal Distribution Amount, respectively.

      (b)   To  the   extent  of  the   portion  of  the   REMIC I   Available
Distribution Amount related to Loan Group II:

            (i)   first,   to  the   REMIC I   Y-2  and  REMIC I  Z-2  Regular
Interests,  concurrently, the Uncertificated Accrued Interest for such Classes remaining  unpaid from  previous  Distribution  Dates,  pro rata  according to their respective shares of such unpaid amounts;

            (ii)  second,   to  the   REMIC I  Y-2  and  REMIC I  Z-2  Regular
Interests,  concurrently, the Uncertificated Accrued Interest for such Classes for the current  Distribution  Date,  pro rata  according to their  respective
Uncertificated Accrued Interest; and

            (iii) third,   to  the   REMIC I   Y-2  and  REMIC I  Z-2  Regular
Interests,  the REMIC I Y-2 Principal  Distribution Amount and the REMIC I Z-2
Principal Distribution Amount, respectively.

      (c)   To the extent of the REMIC I  Available  Distribution  Amounts for
Group I and Group II for such  Distribution  Date  remaining  after payment of the amounts  pursuant to paragraphs (a) and (b) of this definition of "REMIC I
Distribution Amount:"

            (i)   first,  to each  Class of  REMIC I  Y and  REMIC I Z Regular
Interests,  pro rata according to the amount of  unreimbursed  Realized Losses allocable to  principal  previously  allocated to each such Regular  Interest,
the  aggregate   amount  of  any   distributions   to  the   Certificates   as
reimbursement  of such Realized Losses on such  Distribution  Date pursuant to
clause  (xiii)  in  Section 4.02(c);   provided,  however,  that  any  amounts
distributed  pursuant to this paragraph  (c)(i) of this definition of "REMIC I
Distribution  Amount"  shall  not  cause  a  reduction  in the  Uncertificated
Principal  Balances of any of the  REMIC I Y and REMIC I Z Regular  Interests;
and

            (ii)  second,  to  Component  I of the Class R  Certificates,  any remaining amount.

      REMIC I  Interests:  The  REMIC I  Regular  Interests  and the Class R I
Certificates.

      REMIC I Y  Principal  Reduction  Amounts:  For any Distribution Date the
amounts by which the  Uncertificated  Principal  Balances  of the  REMIC I Y-1
Regular  Interest  and  REMIC I  Y-2  Regular  Interest  respectively  will be reduced on such  Distribution  Date by the  allocation of Realized  Losses and the distribution of principal, determined as follows:

      First, for each of Loan Group I and Loan Group II  determine the related
Net WAC Cap Rate for  distributions  of interest that will be made on the next
succeeding   Distribution  Date  (the  "Group Interest   Rate").  The  REMIC I
Principal  Reduction  Amount for each of the REMIC I Y Regular  Interests will be  determined  pursuant to the  "Generic  solution  for the REMIC I Y Regular
Interests"  set forth below (the  "Generic  Solution") by making the following identifications  among the Loan  Groups  and their  related  REMIC I Y Regular
Interests and REMIC I Z Regular Interests:

            A.    Determine  which  Loan Group has the lower Net WAC Cap Rate.
That Loan  Group  will be  identified  with Loan  Group AA  and the  REMIC I Y
Regular  Interests and REMIC I Z Regular  Interests related to that Loan Group will be  respectively  identified with the REMIC I YAA and REMIC I ZAA Regular
Interests.  The  Group Interest  Rate for that Loan Group  will be  identified with J%. If the two Loan  Groups  have the same  Group Interest  Rate pick one for this  purpose,  subject  to the  restriction  that each Loan  Group may be picked only once in the course of any such  selections  pursuant to paragraphs
A and B of this definition.

            B.    Determine  which  Loan  Group  has  the  higher  Net WAC Cap
Rate.  That Loan Group will be  identified  with Loan Group BB and the REMIC I
Y Regular  Interests  and  REMIC I Z Regular  Interests  related to that Group will be  respectively  identified with the REMIC I YBB and REMIC I ZBB Regular
Interests.  The  Group Interest  Rate for that Loan Group  will be  identified with K%. If the two Loan  Groups  have the same  Group Interest  Rate the Loan
Group not  selected  pursuant  to  paragraph  A, above,  will be selected  for purposes of this paragraph B.

      Second,  apply the Generic  Solution  set forth below to  determine  the
REMIC I Y  Principal  Reduction  Amounts for the  Distribution  Date using the identifications made above.

      GENERIC  SOLUTION  FOR THE REMIC I Y PRINCIPAL  REDUCTION  AMOUNTS:  For
any  Distribution  Date,  the  amounts by which the  Uncertificated  Principal
Balances of REMIC I YAA and REMIC I ZAA Regular  Interests  respectively  will be reduced on such  Distribution Date by the allocation of Realized Losses and the distribution of principal, determined as follows:

            J% and K% represent  the interest  rates on Loan Group AA and Loan
Group BB respectively.  J% less than K%.

      For purposes of the  succeeding  formulas the  following  symbols  shall have the meanings set forth below:

            PJB =       the  Loan  Group  AA  Subordinate  Balance  after  the
allocation  of  Realized  Losses  and   distributions  of  principal  on  such
Distribution Date.

            PKB = the Loan Group BB  Subordinate  Balance after the allocation of Realized Losses and distributions of principal on such Distribution Date.

            R =   the Class CB Pass-Through Rate = (J%PJB + K%PKB)/(PJB + PKB)

            Yj =  the REMIC I YAA  Principal  Balance after  distributions  on the prior Distribution Date.

            Yk =  the REMIC I YBB  Principal  Balance after  distributions  on the prior Distribution Date.

            (DELTA)Yj =       the REMIC I YAA Principal Reduction Amount.

            (DELTA)Yk =       the REMIC I YBB Principal Reduction Amount.

            Zj =  the REMIC I ZAA  Principal  Balance after  distributions  on the prior Distribution Date.

            Zk =  the REMIC I ZBB  Principal  Balance after  distributions  on the prior Distribution Date.

            (DELTA)Zj =       the REMIC I ZAA Principal Reduction Amount.

                   =    (DELTA)Pj - (DELTA)Yj

            (DELTA)Zk =       the REMIC I ZBB Principal Reduction Amount.

                   =    (DELTA)Pk - (DELTA)Yk
            Pj =  the  aggregate   Uncertificated  Principal  Balance  of  the
REMIC I  YAA and  REMIC I ZAA Regular  Interests  after  distributions  on the prior Distribution Date, which is equal to the aggregate  principal balance of the Group AA Loans.

            Pk =  the  aggregate   Uncertificated  Principal  Balance  of  the
REMIC I  YBB and  REMIC I ZBB Regular  Interests  after  distributions  on the prior Distribution Date, which is equal to the aggregate  principal balance of the Loan Group BB Mortgage Loans.

            (DELTA)Pj = the aggregate  principal  reduction  resulting on such
Distribution  Date  on the  Loan  Group  AA  Mortgage  Loans  as a  result  of principal  distributions  (exclusive  of any amounts  distributed  pursuant to clauses  (c)(i) or (c)(ii) of the definition of REMIC I  Distribution  Amount)
to be made and Realized Losses to be allocated on such  Distribution  Date, if applicable,  which is equal to the  aggregate  of the  REMIC I YAA and REMIC I
ZAA Principal Reduction Amounts.

            (DELTA)Pk=  the aggregate  principal  reduction  resulting on such
Distribution  Date  on the  Loan  Group  BB  Mortgage  Loans  as a  result  of principal  distributions  (exclusive  of any amounts  distributed  pursuant to clauses  (c)(i) or (c)(ii) of the definition of REMIC I  Distribution  Amount)
to be made and  realized  losses to be allocated  on such  Distribution  Date, which is equal to the  aggregate of the REMIC I YBB and REMIC I ZBB  Principal
Reduction Amounts.

            (alpha) =   .0005

            (gamma) =   (R - J%)/(K% - R).  (gamma) is a  non-negative  number
unless its denominator is zero, in which event it is undefined.

            If   (gamma)   is   zero,   (DELTA)Yk   =  Yk  and   (DELTA)Yj   =
(Yj/Pj)(DELTA)Pj.

            If  (gamma)   is   undefined,   (DELTA)Yj   =  Yj,   (DELTA)Yk   =
(Yk/Pk)(DELTA)Pk. if denominator

            In the remaining  situations,  (DELTA)Yk  and  (DELTA)Yj  shall be defined as follows:

1.    If Yk - (alpha)(Pk - (DELTA)Pk) => 0, Yj-  (alpha)(Pj - (DELTA)Pj) => 0,
   and    (gamma)    (Pj    -     (DELTA)Pj)     <    (Pk    -     (DELTA)Pk),
   (DELTA)Yk = Yk - (alpha)(gamma)             (Pj - (DELTA)Pj)            and
   (DELTA)Yj = Yj - (alpha)(Pj - (DELTA)Pj).
2.    If  Yk - (alpha)(Pk - (DELTA)Pk)  => 0,  Yj - (alpha)(Pj - (DELTA)Pj) =>
   0,     and     (gamma)      (Pj - (DELTA)Pj)      =>      (Pk - (DELTA)Pk),
   (DELTA)Yk = Yk - (alpha)(Pk - (DELTA)Pk)                                and
   (DELTA)Yj = Yj - ((alpha)/(gamma))(Pk - (DELTA)Pk).
3.    If Yk - (alpha)(Pk - (DELTA)Pk) < 0,  Yj - (alpha)(Pj - (DELTA)Pj) => 0,
   and        Yj - (alpha)(Pj - (DELTA)Pj)        =>        Yj - (Yk/(gamma)),
   (DELTA)Yk = Yk - (alpha)(gamma)             (Pj - (DELTA)Pj)            and
   (DELTA)Yj = Yj - (alpha)(Pj - (DELTA)Pj).
4.    If   Yk - (alpha)(Pk - (DELTA)Pk) < 0,    Yj - (Yk/(gamma)) => 0,    and
   Yj - (alpha)(Pj - (DELTA)Pj) <= Yj - (Yk/(gamma)),     (DELTA)Yk = 0    and
   (DELTA)Yj = Yj - (Yk/(gamma)).
5.    If    Yj - (alpha)(Pj - (DELTA)Pj) < 0,    Yj - (Yk/(gamma)) < 0,    and
   Yk - (alpha)(Pk - (DELTA)Pk) <= Yk - ((gamma)Yj),
   (DELTA)Yk = Yk - ((gamma)Yj) and (DELTA)Yj = 0.
6.    If Yj - (alpha)(Pj - (DELTA)Pj) < 0,  Yk - (alpha)(Pk - (DELTA)Pk) => 0,
   and         Yk - (alpha)(Pk - (DELTA)Pk)        =>        Yk - ((gamma)Yj),
   (DELTA)Yk = Yk - (alpha)(Pk - (DELTA)Pk)                                and
   (DELTA)Yj = Yj - ((alpha)/(gamma))(Pk - (DELTA)Pk).

      The purpose of the foregoing  definitional  provisions together with the related provisions  allocating  Realized Losses and defining the REMIC I Y and
REMIC I Z Principal  Distribution Amounts is to accomplish the following goals in the following order of priority:

1.    Making the ratio of Yk to Yj equal to (gamma)  after  taking  account of the  allocation  Realized  Losses and the  distributions  that will be made through end of the  Distribution  Date to which such provisions  relate and assuring that the Principal  Reduction  Amount for each of the REMIC I YAA,
   REMIC I YBB, REMIC I ZAA and REMIC I ZBB Regular  Interests is greater than or equal to zero for such Distribution Date;

2.    Making  (i) the  REMIC I  YAA  Principal  Balance  less than or equal to
   0.0005 of the sum of the REMIC I YAA and  REMIC I  ZAA  principal  balances and (ii) the REMIC I YBB  principal  balances  less than or equal to 0.0005 of the sum of the REMIC I YBB and  REMIC I ZBB  Principal  Balances in each
   case  after  giving   effect  to   allocations   of  Realized   Losses  and
   distributions to be made through the end of the Distribution  Date to which such provisions relate; and

3.    Making the larger of (a) the  fraction  whose  numerator is Yk and whose denominator  is the sum of Yk and Zk and (b) the fraction  whose  numerator is Yj and whose  denominator  is the sum of Yj, and Zj as large as possible while remaining less than or equal to 0.0005.

            In  the  event  of a  failure  of  the  foregoing  portion  of the definition  of REMIC I Y  Principal  Reduction  Amount to  accomplish  both of goals  1  and 2  above,  the  amounts  thereof  should  be  adjusted  so as to accomplish  such goals  within the  requirement  that each REMIC I Y Principal
Reduction  Amount  must be less than or equal to the sum of (a) the  principal
Realized  Losses to be  allocated  on the  related  Distribution  Date for the related Pool and (b) the  remainder of the Available  Distribution  Amount for the related Pool or after reduction  thereof by the  distributions  to be made on such  Distribution  in respect of  interest  on the  related  REMIC I Y and
REMIC I Z Regular Interests,  or, if both of such goals cannot be accomplished within such  requirement,  such  adjustment  as is necessary  shall be made to accomplish  goal 1 within  such  requirement.  In the  event  of any  conflict among the  provisions of the  definition of the REMIC I Y Principal  Reduction
Amounts,  such conflict  shall be resolved on the basis of the goals and their priorities set forth above within the  requirement  set forth in the preceding sentence.

      REMIC I Realized  Losses:  Realized Losses on Group I Loans and Group II
Loans shall be allocated to the REMIC I Regular Interests as follows:  (1) The interest  portion  of  Realized  Losses on  Group I  Loans,  if any,  shall be allocated  among the REMIC I Y-1 and  REMIC I Z-1 Regular  Interests  pro rata according to the amount of interest  accrued but unpaid thereon,  in reduction thereof;  and (2) the interest  portion of Realized  Losses on Group II Loans, if any,  shall be  allocated  among the  REMIC I  Y-2 and  REMIC I Z-2 Regular
Interests  pro rata  according  to the amount of  interest  accrued but unpaid thereon,  in reduction  thereof.  Any interest portion of such Realized Losses in excess of the amount allocated  pursuant to the preceding sentence shall be treated as a principal  portion of  Realized  Losses not  attributable  to any specific  Mortgage  Loan in such Loan  Group  and  allocated  pursuant  to the succeeding  sentences.  The principal  portion of Realized Losses with respect to Loan Group I and Loan  Group II  shall be allocated to the REMIC I  Regular
Interests as follows:  (1) The principal portion of Realized Losses on Group I
Loans shall be allocated,  first,  to the REMIC I Y-1 Regular  Interest to the extent of the REMIC I  Y-1  Principal  Reduction  Amount in  reduction  of the
Uncertificated  Principal  Balance  of  such  REMIC I  Regular  Interest  and, second,  the  remainder,  if any, of such  principal  portion of such Realized
Losses shall be allocated to the REMIC I Z-1 Regular  Interest in reduction of the  Uncertificated  Principal Balance thereof;  and (2) the principal portion of  Realized  Losses on  Group II  Loans  shall be  allocated,  first,  to the
REMIC I  Y-2  Regular  Interest  to the extent of the  REMIC I  Y-2  Principal
Reduction Amount in reduction of the Uncertificated  Principal Balance of such
Regular  Interest  and,  second,  the  remainder,  if any,  of such  principal portion of such Realized  Losses shall be allocated to the REMIC I Z-2 Regular
Interest in reduction of the Uncertificated Principal Balance thereof.

      REMIC I Regular  Interests:  REMIC I Regular  Interest Y-1, Y-2, Z-1 and
Z-2.

      REMIC I  Regular  Interest  Y-1: A regular  interest in REMIC I  that is held as an asset of REMIC II,  that has an initial  principal balance equal to the  related  Uncertificated  Principal  Balance,  that bears  interest at the related  Uncertificated  REMIC I  Pass-Through  Rate,  and that has such other terms as are described herein.

      REMIC I  Regular  Interest Y-1 Principal  Distribution  Amount:  For any
Distribution  Date, the excess,  if any, of the REMIC I  Regular  Interest Y-1
Principal  Reduction  Amount  for such  Distribution  Date  over the  Realized
Losses  allocated to the REMIC I  Regular  Interest  Y-1 on such  Distribution
Date.

      REMIC I  Regular  Interest  Y-2: A regular  interest in REMIC I  that is held as an asset of REMIC II,  that has an initial  principal balance equal to the  related  Uncertificated  Principal  Balance,  that bears  interest at the related  Uncertificated  REMIC I  Pass-Through  Rate,  and that has such other terms as are described herein.

      REMIC I  Regular  Interest Y-2 Principal  Distribution  Amount:  For any
Distribution  Date, the excess,  if any, of the REMIC I  Regular  Interest Y-2
Principal  Reduction  Amount  for such  Distribution  Date  over the  Realized
Losses  allocated to the REMIC I  Regular  Interest  Y-2 on such  Distribution
Date.

      REMIC I  Regular  Interest  Z-1: A regular  interest in REMIC I  that is held as an asset of REMIC II,  that has an initial  principal balance equal to the  related  Uncertificated  Principal  Balance,  that bears  interest at the related  Uncertificated  REMIC I  Pass-Through  Rate,  and that has such other terms as are described herein.

      REMIC I  Regular  Interest Z-1 Principal  Distribution  Amount:  For any
Distribution  Date, the excess,  if any, of the REMIC I  Regular  Interest Z-1
Principal  Reduction  Amount  for such  Distribution  Date  over the  Realized
Losses  allocated to the REMIC I  Regular  Interest  Z-1 on such  Distribution
Date.

      REMIC I  Regular  Interest  Z-2: A regular  interest in REMIC I  that is held as an asset of REMIC II,  that has an initial  principal balance equal to the  related  Uncertificated  Principal  Balance,  that bears  interest at the related  Uncertificated  REMIC I  Pass-Through  Rate,  and that has such other terms as are described herein.

      REMIC I  Regular  Interest Z-2 Principal  Distribution  Amount:  For any
Distribution  Date, the excess,  if any, of the REMIC I  Regular  Interest Z-2
Principal  Reduction  Amount  for such  Distribution  Date  over the  Realized
Losses  allocated to the REMIC I  Regular  Interest  Z-2 on such  Distribution
Date.

      REMIC I Z  Principal  Reduction Amounts:  For any Distribution Date, the
amounts by which the Uncertificated  Principal Balances of the REMIC I Z-1 and
REMIC I  Z-2  Regular  Interests,   respectively,  will  be  reduced  on  such
Distribution  Date by the allocation of Realized  Losses and the  distribution of  principal,  which  shall be in each case the  excess of (A) the sum of (x)
the excess of the REMIC I Available  Distribution  Amount for the related Loan
Group (i.e.  the  "related  Group" for the  REMIC I  Z-1  Regular  Interest is
Group I and the "related  Loan Group" for the REMIC I Z-2 Regular  Interest is
Loan  Group II)  exclusive of any amount in respect of  Subsequent  Recoveries included therein over the amount thereof  distributable in respect of interest on such REMIC I Z Regular  Interest and the related REMIC I Y Regular Interest and (iv) to such REMIC I Z Regular  Interest and the related REMIC I Y Regular
Interest pursuant to the definition of "REMIC I  Distribution  Amount" and (y)
the amount of Realized  Losses  allocable  to  principal  for the related Loan
Group over (B) the REMIC I Y Principal  Reduction  Amount for the related Loan
Group.

      REMIC II:  The segregated pool of assets subject hereto,  constituting a portion of the primary trust created hereby and to be administered  hereunder, with respect to which a separate REMIC  election is to be made,  consisting of the REMIC I Regular Interests.

      REMIC II Available  Distribution  Amount: For any Distribution Date, the
amount  distributed  from  REMIC I to  REMIC II on such  Distribution  Date in respect of the REMIC I Regular Interests.

      REMIC II Distribution Amount:

      (a)   On  each  Distribution  Date,  the  following   amounts,   in  the
following order of priority,  shall be distributed by REMIC II to REMIC III on account of the REMIC II Regular Interests related to Loan Group I:

            (i)   to the  extent  of the  portion  of the  REMIC II  Available
Distribution  Amount  related  to  Group I,  to  REMIC III  as the  holder  of
REMIC II  Regular  Interests  LT1,  LT2,  LT3, LT4 and LT-Y1,  pro rata, in an
amount  equal  to  (A)  their   Uncertificated   Accrued   Interest  for  such
Distribution  Date, plus (B) any amounts in respect thereof  remaining  unpaid from previous Distribution Dates; and

            (ii)  on each  Distribution  Date,  to  REMIC III as the holder of the REMIC II  Regular  Interests,  in an amount equal to the remainder of such portion of the REMIC II Available  Distribution Amount after the distributions made  pursuant to clause (i) above,  allocated as follows  (except as provided below):

                  (A)   in  respect of the  REMIC II  Regular  Interests  LT2,
LT3, LT4 and LT-Y1, their respective Principal Distribution Amounts;

                  (B)   in respect of the  REMIC II  Regular  Interest LT1 any
remainder  until the  Uncertificated  Principal  Balance thereof is reduced to zero;

                  (C)   any  remainder  in  respect  of the  REMIC II  Regular
Interests  LT2,  LT3  and  LT4,  pro  rata   according  to  their   respective
Uncertificated  Principal Balances as reduced by the distributions deemed made pursuant  to  (A)  above,  until  their  respective  Uncertificated  Principal
Balances are reduced to zero; and

                  (D)   any  remaining  amounts to the Holders of Component II
of the Class R Certificates.

      (b)   On  each  Distribution  Date,  the  following   amounts,   in  the
following order of priority,  shall be distributed by REMIC II to REMIC III on account of the REMIC II Regular Interests related to Loan Group II:

            (i)   to the  extent  of the  portion  of the  REMIC II  Available
Distribution  Amount  related  to  Group II,  to  REMIC III  as the  holder of
REMIC II  Regular  Interests  LT5,  LT6,  LT7, LT8 and LT-Y2,  pro rata, in an
amount  equal  to  (A)  their   Uncertificated   Accrued   Interest  for  such
Distribution  Date, plus (B) any amounts in respect thereof  remaining  unpaid from previous Distribution Dates; and

            (ii)  on each  Distribution  Date,  to  REMIC III as the holder of the REMIC II  Regular  Interests,  in an amount equal to the remainder of such portion of the REMIC II Available  Distribution Amount after the distributions made  pursuant to clause (i) above,  allocated as follows  (except as provided below):

                  (A)   in  respect of the  REMIC II  Regular  Interests  LT6,
LT7, LT8 and LT-Y2, their respective Principal Distribution Amounts;

                  (B)   in respect of the  REMIC II  Regular  Interest LT5 any
remainder  until the  Uncertificated  Principal  Balance thereof is reduced to zero;

                  (C)   any  remainder  in  respect  of the  REMIC II  Regular
Interests  LT6,  LT7  and  LT8,  pro  rata   according  to  their   respective
Uncertificated  Principal Balances as reduced by the distributions deemed made pursuant  to  (A)  above,  until  their  respective  Uncertificated  Principal
Balances are reduced to zero; and

                  (D)   any  remaining  amounts to the Holders of Component II
of the Class R Certificates.

      REMIC II  Principal  Reduction  Amounts:  For any Distribution Date, the
amounts by which the  principal  balances of the  REMIC II  Regular  Interests
LT1, LT2, LT3, LT4, LT5, LT6, LT7, LT8,  LT-Y1 and LT-Y2,  respectively,  will be reduced on such  Distribution Date by the allocation of Realized Losses and the distribution of principal, determined as follows:

      For purposes of the  succeeding  formulas the  following  symbols  shall have the meanings set forth below:

      Y1 =  the aggregate  principal balance of the REMIC II Regular Interests
LT1 and LT-Y1 after distributions on the prior Distribution Date.

      Y2 =  the principal  balance of the REMIC II  Regular Interest LT2 after distributions on the prior Distribution Date.

      Y3 =  the principal  balance of the REMIC II  Regular Interest LT3 after distributions on the prior Distribution Date.

      Y4 =  the principal  balance of the REMIC II  Regular Interest LT4 after distributions on the prior Distribution Date (note:  Y3 = Y4).

      AY1 = the combined  REMIC II  Regular  Interest LT1 and LT-Y1  Principal
Reduction  Amount.  Such amount  shall be  allocated  first to LT-Y1 up to the
Class Y1  Principal  Reduction  Amount and thereafter  the remainder  shall be allocated to LT1.

      AY2 = the REMIC II Regular Interest LT2 Principal Reduction Amount.

      AY3 = the REMIC II Regular Interest LT3 Principal Reduction Amount.

      AY4 = the REMIC II Regular Interest LT4 Principal Reduction Amount.

      P0 =  the aggregate  principal balance of the REMIC II Regular Interests
LT1,  LT2,  LT3,  LT4 and LT-Y1  after  distributions  and the  allocation  of
Realized Losses on the prior Distribution Date.

      P1 =  the aggregate  principal balance of the REMIC II Regular Interests
LT1,  LT2,  LT3,  LT4 and LT-Y1  after  distributions  and the  allocation  of
Realized Losses to be made on such Distribution Date.

      AP =  P0 - P1 = the  aggregate of the REMIC II  Regular  Interests  LT1,
LT2, LT3, LT4 and LT-Y1 Principal Reduction Amounts.

            =     the aggregate of the principal  portions of Realized  Losses to be  allocated  to,  and the  principal  distributions  to be made  on,  the
Group I  Certificates on such  Distribution  Date (including  distributions of
accrued  and  unpaid   interest  on  the  Class SB   Certificates   for  prior
Distribution Dates).

      R0 =  the  Group I  Net WAC Cap Rate  (stated as a monthly  rate)  after giving  effect to amounts  distributed  and Realized  Losses  allocated on the prior Distribution Date.

      R1 =  the  Group I  Net WAC Cap Rate  (stated as a monthly  rate)  after giving  effect  to  amounts  to  be  distributed  and  Realized  Losses  to be allocated on such Distribution Date.

      a =   (Y2 + Y3)/P0.  The initial  value of a on the Closing Date for use on the first Distribution Date shall be 0.0001.

      a0 =  the  lesser  of (A) the sum of (1) for all  Classes  of  Class A-I
Certificates  of the product for each  Class of (i) the monthly  interest rate
(as  limited  by the  Group I  Net WAC  Cap  Rate,  if  applicable)  for  such
Class applicable  for  distributions to be made on such  Distribution Date and
(ii)  the  aggregate   Certificate  Principal  Balance  for  such  Class after
distributions and the allocation of Realized Losses on the prior  Distribution
Date,  (2) for all  Classes of Class M  Certificates  of the  product for each
Class of  (i) the monthly interest rate (as limited by the Class M Net WAC Cap
Rate, if applicable) for such  Class applicable  for  distributions to be made on such  Distribution  Date  and  (ii)  the  aggregate  Certificate  Principal
Balance  for  such  Class multiplied  by a  fraction  whose  numerator  is the principal  balance of the REMIC I Regular  Interest Y-1 and whose  denominator is the sum of the principal  balances of the REMIC I Regular Interests Y-1 and
Y-2 after  distributions  and the  allocation of Realized  Losses on the prior
Distribution  Date and (3) the amount, if any, by which the sum of the amounts in clauses  (A)(1),  (2) and (3) of the definition of A0 exceeds S0*Q0 and (B)
R0*P0.

      a1  = the  lesser  of (A) the sum of (1) for all  Classes  of  Class A-I
Certificates  of the product for each  Class of (i) the monthly  interest rate
(as  limited  by the  Group I  Net WAC  Cap  Rate,  if  applicable)  for  such
Class applicable   for  distributions  to  be  made  on  the  next  succeeding
Distribution  Date and (ii) the  aggregate  Certificate  Principal Balance for such  Class after  distributions  and the allocation of Realized  Losses to be made on such  Distribution  Date, (2) for all Classes of Class M  Certificates
of the product for each Class of (i) the monthly  interest rate (as limited by the Class M Net WAC Cap Rate, if  applicable)  for such  Class applicable  for distributions  to be made on the next  succeeding  Distribution  Date and (ii)
the aggregate  Certificate  Principal Balance for such  Class multiplied  by a fraction  whose  numerator  is the  principal  balance of the REMIC I  Regular
Interest Y-1 and whose  denominator  is the sum of the  principal  balances of the  REMIC I  Regular  Interests  Y-1  and  Y-2  after  distributions  and the allocation  of Realized  Losses to be made on such  Distribution  Date and (3)
the amount,  if any, by which the sum of the  amounts in clauses  (A)(1),  (2)
and (3) of the definition of A1 exceeds S1*Q1 and (B) R1*P1.

      Then, based on the foregoing definitions:

      AY1 = AP - AY2 - AY3 - AY4;

      AY2 = (a/2){( a0R1 - a1R0)/R0R1};

      AY3 = aAP - AY2; and

      AY4 = AY3.

      if  both  AY2 and  AY3,  as so  determined,  are  non-negative  numbers.
Otherwise:

      (1)   If AY2, as so determined, is negative, then

      AY2 = 0;

      AY3 = a{a1R0P0 - a0R1P1}/{a1R0};

      AY4 = AY3; and

      AY1 = AP - AY2 - AY3 - AY4.

      (2)   If AY3, as so determined, is negative, then

      AY3 = 0;

      AY2 = a{a0R1P1 - a1R0P0}/{2R1R0P1 -  a1R0};

      AY4 = AY3; and

      AY1 = AP - AY2 - AY3 - AY4.

      For purposes of the  succeeding  formulas the  following  symbols  shall have the meanings set forth below:

      Y5 =  the aggregate  principal balance of the REMIC II Regular Interests
LT5 and LT-Y2 after distributions on the prior Distribution Date.

      Y6 =  the principal  balance of the REMIC II  Regular Interest LT6 after distributions on the prior Distribution Date.

      Y7 =  the principal  balance of the REMIC II  Regular Interest LT7 after distributions on the prior Distribution Date.

      Y8 =  the principal  balance of the REMIC II  Regular Interest LT8 after distributions on the prior Distribution Date (note:  Y7 = Y8).

      AY5 = the  aggregate  of the  REMIC II  Regular  Interest  LT5 and LT-Y2
Principal  Reduction  Amounts.  Such amount shall be allocated  first to LT-Y2 up to the Class Y2  Principal  Reduction  Amount and  thereafter the remainder shall be allocated to LT5.

      AY6 = the REMIC II Regular Interest LT6 Principal Reduction Amount.

      AY7 = the REMIC II Regular Interest LT7 Principal Reduction Amount.

      AY8 = the REMIC II Regular Interest LT8 Principal Reduction Amount.

      Q0 =  the aggregate  principal balance of the REMIC II Regular Interests
LT5,  LT6,  LT7,  LT8 and LT-Y2  after  distributions  and the  allocation  of
Realized Losses on the prior Distribution Date.

      Q1 =  the aggregate  principal balance of the REMIC II Regular Interests
LT5, LT6, LT7, LT8, LT-Y1 and LT-Y2 after  distributions and the allocation of
Realized Losses to be made on such Distribution Date.

      AQ =  Q0 - Q1 = the  aggregate of the REMIC II  Regular  Interests  LT5,
LT6, LT7, LT8 and LT-Y2 Principal Reduction Amounts.

            =     the aggregate of the principal  portions of Realized  Losses to be  allocated  to,  and the  principal  distributions  to be made  on,  the
Group II  Certificates on such Distribution  Date (including  distributions of
accrued  and  unpaid   interest  on  the  Class SB   Certificates   for  prior
Distribution Dates).

      S0 =  the  Group II  Net WAC Cap Rate  (stated as a monthly  rate) after giving  effect to amounts  distributed  and Realized  Losses  allocated on the prior Distribution Date.

      S1 =  the  Group II  Net WAC Cap Rate  (stated as a monthly  rate) after giving  effect  to  amounts  to  be  distributed  and  Realized  Losses  to be allocated on such Distribution Date.

      a =   (Y6 + Y7)/Q0.  The initial  value of a on the Closing Date for use on the first Distribution Date shall be 0.0001.

      A0 =  the  lesser of (A) the sum of (1) for all  Classes  of  Class A-II
Certificates  of the product for each  Class of (i) the monthly  interest rate
(as  limited  by the  Group II  Net WAC Cap  Rate,  if  applicable)  for  such
Class applicable  for  distributions to be made on such  Distribution Date and
(ii)  the  aggregate   Certificate  Principal  Balance  for  such  Class after
distributions and the allocation of Realized Losses on the prior  Distribution
Date,  (2) for all  Classes of Class M  Certificates  of the  product for each
Class of (i) the monthly  interest rate (as limited by the Class M Net WAC Cap
Rate, if applicable) for such  Class applicable  for  distributions to be made on such  Distribution  Date  and  (ii)  the  aggregate  Certificate  Principal
Balance  for  such  Class multiplied  by a  fraction  whose  numerator  is the principal  balance of the REMIC I Regular  Interest Y-2 and whose  denominator is the sum of the principal  balances of the REMIC I Regular Interests Y-1 and
Y-2 after  distributions  and the  allocation of Realized  Losses on the prior
Distribution  Date and (3) the amount, if any, by which the sum of the amounts in clauses  (A)(1),  (2) and (3) of the definition of a0 exceeds R0*P0 and (B)
S0*Q0.

      A1  = the  lesser of (A) the sum of (1) for all  Classes  of  Class A-II
Certificates  of the product for each  Class of (i) the monthly  interest rate
(as  limited  by the  Group II  Net WAC Cap  Rate,  if  applicable)  for  such
Class applicable   for  distributions  to  be  made  on  the  next  succeeding
Distribution  Date and (ii) the  aggregate  Certificate  Principal Balance for such  Class after  distributions  and the allocation of Realized  Losses to be made on such  Distribution  Date, (2) for all Classes of Class M  Certificates
of the product for each Class of (i) the monthly  interest rate (as limited by the Class M Net WAC Cap Rate, if  applicable)  for such  Class applicable  for distributions  to be made on the next  succeeding  Distribution  Date and (ii)
the aggregate  Certificate  Principal Balance for such  Class multiplied  by a fraction  whose  numerator  is the  principal  balance of the REMIC I  Regular
Interest Y-2 and whose  denominator  is the sum of the  principal  balances of the  REMIC I  Regular  Interests  Y-1  and  Y-2  after  distributions  and the allocation  of Realized  Losses to be made on such  Distribution  Date and (3)
the amount,  if any, by which the sum of the  amounts in clauses  (A)(1),  (2)
and (3) of the definition of a1 exceeds R1*P1 and (B) S1*Q1.

      Then, based on the foregoing definitions:

      AY5 = AQ - AY6 - AY7 - AY8;

      AY6 = (a/2){(A0S1 - A1S0)/S0S1};

      AY7 = aAQ - AY6; and

      AY8 = AY7.

      if  both  AY6 and  AY7,  as so  determined,  are  non-negative  numbers.
Otherwise:

      (1)   If AY6, as so determined, is negative, then

      AY6 = 0;

      AY7 = a{A1S0Q0 - A0S1Q1}/{A1S0};

      AY8 = AY7; and

      AY5 = AQ - AY6 - AY7 - AY8.

      (2)   If AY7, as so determined, is negative, then

      AY7 = 0;

      AY6 = a{A0S1Q1 - A1S0Q0}/{2S1S0Q1 -  A1S0};

      AY8 = AY7; and

      AY5 = AQ - AY6 - AY7 - AY8.

      REMIC II   Realized  Losses:   Realized  Losses  on  Group I  Loans  and
Group II  Loans  shall be  allocated  to the  REMIC II  Regular  Interests  as follows:  (1) The interest  portion of Realized  Losses on Group I  Loans,  if any,  shall be allocated  among the LT1, LT2, LT4 and LT-Y1  REMIC II  Regular
Interests  pro rata  according  to the amount of  interest  accrued but unpaid thereon,  in  reduction  thereof;  and (2) the  interest  portion of  Realized
Losses on Group II  Loans,  if any, shall be allocated among the LT5, LT6, LT8 and LT-Y2  REMIC II  Regular  Interests  pro rata  according  to the amount of interest  accrued but unpaid  thereon,  in  reduction  thereof.  Any  interest portion of such Realized Losses in excess of the amount allocated  pursuant to the  preceding  sentence  shall be treated as a principal  portion of Realized
Losses not  attributable to any specific  Mortgage Loan in such Loan Group and allocated  pursuant to the  succeeding  sentences.  The  principal  portion of
Realized  Losses  with  respect to Loan  Group I  and Loan  Group II  shall be allocated  to the REMIC I  Regular  Interests  as follows:  (1) The  principal portion of Realized Losses on Group I Loans shall be allocated,  first, to the
LT-Y1 REMIC II  Regular Interest to the extent that such losses were allocated to the  Y-1  REMIC I  Regular  Interest  in  reduction  of the  Uncertificated
Principal  Balance thereof,  second, to the LT 2, LT3 and LT4 REMIC II Regular
Interests pro rata according to their respective  REMIC II Principal Reduction
Amounts to the extent  thereof in  reduction of the  Uncertificated  Principal
Balance of such REMIC II Regular Interests and, third, the remainder,  if any, of such  principal  portion of such Realized  Losses shall be allocated to the
LT1 REMIC II  Regular  Interest in reduction of the  Uncertificated  Principal
Balance thereof;  and (2) the principal portion of Realized Losses on Group II
Loans shall be allocated,  first,  to the LT-Y2 REMIC II  Regular  Interest to the  extent  that  such  losses  were  allocated  to the Y-2  REMIC I  Regular
Interest  in  reduction  of  the  Uncertificated  Principal  Balance  thereof, second,  to  the LT 6,  LT7  and  LT8  REMIC II  Regular  Interests  pro  rata according to their  respective  REMIC II  Principal  Reduction  Amounts to the extent thereof in reduction of the  Uncertificated  Principal  Balance of such
REMIC II  Regular  Interests  and,  third,  the  remainder,  if  any,  of such principal  portion  of such  Realized  Losses  shall be  allocated  to the LT5
REMIC II  Regular  Interest  in  reduction  of  the  Uncertificated  Principal
Balance thereof.

      REMIC II Regular  Interests:  REMIC II  Regular  Interest LT1,  REMIC II
Regular  Interest  LT2,   REMIC II  Regular  Interest  LT3,  REMIC II  Regular
Interest LT4,  REMIC II Regular  Interest LT5,  REMIC II Regular Interest LT6,
REMIC II  Regular  Interest  LT7,  REMIC II  Regular  Interest  LT8,  REMIC II
Regular Interest LT-Y1 and REMIC II Regular Interest LT-Y2.

      REMIC II  Regular  Interest LT1: A regular  interest in REMIC II that is held as an asset of REMIC II,  that has an initial  principal balance equal to the  related  Uncertificated  Principal  Balance,  that bears  interest at the related  Uncertificated  REMIC II  Pass-Through  Rate, and that has such other terms as are described herein.

      REMIC II Regular  Interest LT1 Principal  Distribution  Amount:  For any
Distribution  Date, the excess,  if any, of the REMIC II  Regular Interest LT1
Principal  Reduction  Amount  for such  Distribution  Date  over the  Realized
Losses  allocated to the REMIC II  Regular  Interest LT1 on such  Distribution
Date.

      REMIC II  Regular  Interest LT2: A regular  interest in REMIC II that is held as an asset of REMIC II,  that has an initial  principal balance equal to the  related  Uncertificated  Principal  Balance,  that bears  interest at the related  Uncertificated  REMIC II  Pass-Through  Rate, and that has such other terms as are described herein.

      REMIC II Regular  Interest LT2 Principal  Distribution  Amount:  For any
Distribution  Date, the excess,  if any, of the REMIC II  Regular Interest LT2
Principal  Reduction  Amount  for such  Distribution  Date  over the  Realized
Losses  allocated to the REMIC II  Regular  Interest LT2 on such  Distribution
Date.

      REMIC II  Regular  Interest LT3: A regular  interest in REMIC II that is held as an asset of REMIC III,  that has an initial principal balance equal to the  related  Uncertificated  Principal  Balance,  that bears  interest at the related  Uncertificated  REMIC II  Pass-Through  Rate, and that has such other terms as are described herein.

      REMIC II Regular  Interest LT3 Principal  Distribution  Amount:  For any
Distribution  Date, the excess,  if any, of the REMIC II  Regular Interest LT3
Principal  Reduction  Amount  for such  Distribution  Date  over the  Realized
Losses  allocated to the REMIC II  Regular  Interest LT3 on such  Distribution
Date.

      REMIC II  Regular  Interest LT4: A regular  interest in REMIC II that is held as an asset of REMIC III,  that has an initial principal balance equal to the  related  Uncertificated  Principal  Balance,  that bears  interest at the related  Uncertificated  REMIC II  Pass-Through  Rate, and that has such other terms as are described herein.

      REMIC II Regular  Interest LT4 Principal  Distribution  Amount:  For any
Distribution  Date, the excess,  if any, of the REMIC II  Regular Interest LT4
Principal  Reduction  Amount  for such  Distribution  Date  over the  Realized
Losses  allocated to the REMIC II  Regular  Interest LT4 on such  Distribution
Date.

      REMIC II  Regular  Interest LT5: A regular  interest in REMIC II that is held as an asset of REMIC III,  that has an initial principal balance equal to the  related  Uncertificated  Principal  Balance,  that bears  interest at the related  Uncertificated  REMIC II  Pass-Through  Rate, and that has such other terms as are described herein.

      REMIC II Regular  Interest LT5 Principal  Distribution  Amount:  For any
Distribution  Date, the excess,  if any, of the REMIC II  Regular Interest LT5
Principal  Reduction  Amount  for such  Distribution  Date  over the  Realized
Losses  allocated to the REMIC II  Regular  Interest LT5 on such  Distribution
Date.

      REMIC II  Regular  Interest LT6: A regular  interest in REMIC II that is held as an asset of REMIC III,  that has an initial principal balance equal to the  related  Uncertificated  Principal  Balance,  that bears  interest at the related  Uncertificated  REMIC II  Pass-Through  Rate, and that has such other terms as are described herein.

      REMIC II Regular  Interest LT6 Principal  Distribution  Amount:  For any
Distribution  Date, the excess,  if any, of the REMIC II  Regular Interest LT6
Principal  Reduction  Amount  for such  Distribution  Date  over the  Realized
Losses  allocated to the REMIC II  Regular  Interest LT6 on such  Distribution
Date.

      REMIC II  Regular  Interest LT7: A regular  interest in REMIC II that is held as an asset of REMIC III,  that has an initial principal balance equal to the  related  Uncertificated  Principal  Balance,  that bears  interest at the related  Uncertificated  REMIC II  Pass-Through  Rate, and that has such other terms as are described herein.

      REMIC II Regular  Interest LT7 Principal  Distribution  Amount:  For any
Distribution  Date, the excess,  if any, of the REMIC II  Regular Interest LT7
Principal  Reduction  Amount  for such  Distribution  Date  over the  Realized
Losses  allocated to the REMIC II  Regular  Interest LT7 on such  Distribution
Date.

      REMIC II  Regular  Interest LT8: A regular  interest in REMIC II that is held as an asset of REMIC III,  that has an initial principal balance equal to the  related  Uncertificated  Principal  Balance,  that bears  interest at the related  Uncertificated  REMIC II  Pass-Through  Rate, and that has such other terms as are described herein.

      REMIC II Regular  Interest LT8 Principal  Distribution  Amount:  For any
Distribution  Date, the excess,  if any, of the REMIC II  Regular Interest LT8
Principal  Reduction  Amount  for such  Distribution  Date  over the  Realized
Losses  allocated to the REMIC II  Regular  Interest LT8 on such  Distribution
Date.

      REMIC II  Regular Interest LT-Y1: A regular interest in REMIC II that is held as an asset of REMIC III,  that has an initial principal balance equal to the  related  Uncertificated  Principal  Balance,  that bears  interest at the related  Uncertificated  REMIC II  Pass-Through  Rate, and that has such other terms as are described herein.

      REMIC II Regular Interest LT-Y1 Principal  Distribution  Amount: For any
Distribution  Date, the excess, if any, of the REMIC II Regular Interest LT-Y1
Principal  Reduction  Amount  for such  Distribution  Date  over the  Realized
Losses allocated to the REMIC II  Regular Interest LT-Y1 on such  Distribution
Date.

      REMIC II  Regular Interest LT-Y2: A regular interest in REMIC II that is held as an asset of REMIC III,  that has an initial principal balance equal to the  related  Uncertificated  Principal  Balance,  that bears  interest at the related  Uncertificated  REMIC II  Pass-Through  Rate, and that has such other terms as are described herein.

      REMIC II Regular Interest LT-Y2 Principal  Distribution  Amount: For any
Distribution  Date, the excess, if any, of the REMIC II Regular Interest LT-Y2
Principal  Reduction  Amount  for such  Distribution  Date  over the  Realized
Losses allocated to the REMIC II  Regular Interest LT-Y2 on such  Distribution
Date.

      REMIC III: The segregated pool of assets subject hereto,  constituting a portion of the primary trust created hereby and to be administered  hereunder, with respect to which a separate REMIC  election is to be made,  consisting of the REMIC II Regular Interests.

      REMIC III   Regular   Interest   SB-PO:   A  separate   non-certificated
beneficial  ownership  interests in REMIC III  issued hereunder and designated as a Regular  Interest in REMIC III.  REMIC III  Regular  Interest SB-PO shall have no entitlement  to interest,  and shall be entitled to  distributions  of principal  subject to the terms and  conditions  hereof,  in aggregate  amount
equal  to  the  initial   Certificate   Principal   Balance  of  the  Class SB
Certificates as set forth in the Preliminary Statement hereto.

      REMIC III   Regular   Interest   SB-IO:   A  separate   non-certificated
beneficial  ownership  interests in REMIC III  issued hereunder and designated as a Regular  Interest in REMIC III.  REMIC III  Regular  Interest SB-IO shall have no entitlement to principal,  and shall be entitled to  distributions  of interest  subject to the terms and  conditions  hereof,  in  aggregate  amount equal to the interest  distributable with respect to the Class SB Certificates pursuant to the terms and conditions hereof.

      REMIC III  Regular  Interests:  REMIC III  Regular  Interests  SB-IO and
SB-PO,  together with the regular  interests in REMIC III  represented  by the
Class A  Certificates  and Class M  Certificates,  exclusive  of the rights of such  Certificates  to  payments  of Basis  Risk  Shortfalls  and to  payments derived from the Yield Maintenance Agreement.

      REMIC  Administrator:  Residential Funding Company,  LLC. If Residential
Funding  Company,  LLC is  found by a court of  competent  jurisdiction  to no longer be able to fulfill its  obligations as REMIC  Administrator  under this
Agreement the Master  Servicer or Trustee acting as successor  Master Servicer shall appoint a successor  REMIC  Administrator,  subject to assumption of the
REMIC Administrator obligations under this Agreement.

      REMIC  Provisions:  Provisions of the federal income tax law relating to real estate  mortgage  investment  conduits,  which  appear at  Sections  860A
through  860G  of  Subchapter  M  of  Chapter 1  of  the  Code,   and  related
provisions,  and  temporary  and final  regulations  (or,  to the  extent  not inconsistent with such temporary or final regulations,  proposed  regulations)
and published rulings,  notices and announcements  promulgated thereunder,  as the foregoing may be in effect from time to time.

      REO  Acquisition:  The  acquisition by the Master  Servicer on behalf of the  Trustee  for the benefit of the  Certificateholders  of any REO  Property pursuant to Section 3.14.

      REO  Disposition:  With respect to any REO Property,  a determination by
the  Master  Servicer  that  it  has  received   substantially  all  Insurance
Proceeds,   Liquidation   Proceeds,   REO  Proceeds  and  other  payments  and
recoveries  (including  proceeds of a final  sale)  which the Master  Servicer expects to be finally  recoverable  from the sale or other  disposition of the
REO Property.

      REO  Imputed  Interest:  With  respect  to any  REO  Property,  for  any period,  an amount equivalent to interest (at a rate equal to the Net Mortgage
Rate that would have been applicable to the related  Mortgage Loan had it been outstanding)  on the unpaid  principal  balance of the Mortgage Loan as of the date of acquisition thereof for such period.

      REO  Proceeds:  Proceeds,  net of  expenses,  received in respect of any
REO Property (including,  without limitation,  proceeds from the rental of the related  Mortgaged  Property) which proceeds are required to be deposited into the Custodial Account only upon the related REO Disposition.

      REO Property:  A Mortgaged  Property  acquired by the Master Servicer on behalf of the Trust  Fund for the  benefit of the  Certificateholders  through foreclosure  or deed in lieu of  foreclosure  in  connection  with a defaulted
Mortgage Loan.

      Reportable  Modified  Mortgage Loan: Any Mortgage Loan that (a) has been subject  to an  interest  rate  reduction,  (b)  has  been  subject  to a term extension or (c) has had amounts owing on such Mortgage  Loan  capitalized  by adding  such amount to the Stated  Principal  Balance of such  Mortgage  Loan;
provided,  however, that a Mortgage Loan modified in accordance with (a) above for a temporary  period shall not be a Reportable  Modified  Mortgage  Loan if such  Mortgage  Loan has not been  delinquent  in  payments of  principal  and interest for six months since the date of such  modification  if that interest rate reduction is not made permanent thereafter.

      Repurchase Event:  As defined in the Assignment Agreement.

      Request  for  Release:  A  request  for  release,  the  form of which is attached as Exhibit G  hereto,  or an electronic  request in a form acceptable to the Custodian.

      Required  Insurance  Policy:  With  respect to any  Mortgage  Loan,  any insurance  policy which is required to be  maintained  from time to time under this  Agreement,  the Program Guide or the related  Subservicing  Agreement in respect of such Mortgage Loan.

      Required    Overcollateralization    Amount:   With   respect   to   any
Distribution  Date,  (a) prior to the Stepdown  Date, an amount equal to 4.10%
of the  aggregate  Stated  Principal  Balance of the Mortgage  Loans as of the
Cut-off  Date,  (b) on or after the Stepdown Date if a Trigger Event is not in effect,  the  greater  of  (i) an  amount  equal  to  8.20%  of the  aggregate outstanding  Stated  Principal  Balance of the  Mortgage  Loans  after  giving
effect  to  distributions   made  on  that  Distribution  Date  and  (ii)  the
Overcollateralization  Floor  and  (c) on or  after  the  Stepdown  Date  if a
Trigger   Event   is  in   effect,   an   amount   equal   to   the   Required
Overcollateralization  Amount  from  the  immediately  preceding  Distribution
Date.  The  Required  Overcollateralization  Amount  may be reduced so long as written  confirmation  is obtained from each Rating Agency that such reduction shall not reduce the  ratings  assigned to any Class of  Certificates  by such
Rating  Agency  below  the  lower of the  then-current  rating  or the  rating assigned to such Certificates as of the Closing Date by such Rating Agency.

      Residential  Funding:  Residential  Funding  Company,  LLC,  a  Delaware
limited liability company,  in its capacity as seller of the Mortgage Loans to the Depositor and any successor thereto.

      Responsible  Officer:  When  used  with  respect  to  the  Trustee,  any officer of the  Corporate  Trust  Department  of the  Trustee,  including  any
Senior Vice President,  any Vice President,  any Assistant Vice President, any
Assistant  Secretary,  any Trust Officer or Assistant  Trust  Officer,  or any
other officer of the Trustee, in each case with direct  responsibility for the administration of this Agreement.

      RFC Exemption:  As defined in Section 5.02(e)(ii).
      Rule 144A:  Rule 144A  under the  Securities  Act of 1933,  as in effect from time to time.

      Securitization  Transaction:  Any transaction  involving a sale or other transfer of mortgage  loans  directly or  indirectly  to an issuing  entity in connection with an issuance of publicly offered or privately placed,  rated or unrated mortgage-backed securities.

      Seller:  With respect to any  Mortgage  Loan,  a Person,  including  any
Subservicer,  that executed a Seller's  Agreement  applicable to such Mortgage
Loan.

      Seller's  Agreement:  An  agreement  for  the  origination  and  sale of
Mortgage  Loans  generally in the form of the seller  contract  referred to or contained in the Program Guide,  or in such other form as has been approved by the Master Servicer and the Depositor.

      Senior   Enhancement   Percentage:   For  any  Distribution   Date,  the
fraction,  expressed as a percentage, the numerator of which is the sum of (i)
the aggregate  Certificate  Principal Balance of the Class M  Certificates and
(ii) the Overcollateralization  Amount, in each case prior to the distribution of the  Principal  Distribution  Amount  on  such  Distribution  Date  and the denominator  of  which  is  the  aggregate  Stated  Principal  Balance  of the
Mortgage  Loans  after  giving  effect  to  distributions  to be  made on that
Distribution Date.

      Senior   Percentage:   With   respect   to  each  Loan   Group  and  any
Distribution  Date,  the  percentage  equal to the lesser of (x) the aggregate
Certificate Principal Balance of the related Class A Certificates  immediately prior to that  Distribution  Date divided by the  aggregate  Stated  Principal
Balance of the  Mortgage  Loans in that Loan Group  immediately  prior to that
Distribution Date and (y) 100%.

      Servicing  Accounts:  The  account or accounts  created  and  maintained pursuant to Section 3.08.

      Servicing  Advances:  All  customary,  reasonable  and necessary "out of pocket" costs and expenses incurred in connection with a default,  delinquency or other  unanticipated  event by the Master  Servicer or a Subservicer in the performance of its servicing obligations,  including,  but not limited to, the cost of (i) the preservation, restoration and protection of a

      Mortgaged  Property or, with respect to a cooperative  loan, the related
cooperative   apartment,   (ii)  any  enforcement  or  judicial   proceedings,
including  foreclosures,  including  any expenses  incurred in relation to any such  proceedings  that result from the Mortgage Loan being  registered on the
MERS(R)System,  (iii) the management and liquidation of any REO Property,  (iv)
any mitigation  procedures  implemented in accordance with  Section 3.07,  and
(v) compliance  with the obligations under Sections 3.01, 3.08, 3.11,  3.12(a)
and 3.14,  including,  if the Master  Servicer or any  Affiliate of the Master
Servicer provides services such as appraisals and brokerage  services that are customarily  provided  by Persons  other than  servicers  of  mortgage  loans, reasonable compensation for such services.

      Servicing Criteria:  The "servicing  criteria" set forth in Item 1122(d)
of Regulation AB, as such may be amended from time to time.

      Servicing  Fee:  With  respect  to any  Mortgage  Loan and  Distribution
Date,  the fee  payable  monthly to the Master  Servicer  in respect of master servicing  compensation  that accrues at an annual rate equal to the Servicing
Fee Rate multiplied by the Stated  Principal  Balance of such Mortgage Loan as of the  related  Due  Date  in the  related  Due  Period,  as may be  adjusted pursuant to Section 3.16(e).

      Servicing  Fee Rate:  With respect to any Mortgage  Loan,  the per annum rate  designated  on the Mortgage Loan Schedule as the "MSTR SERV FEE," as may
be  adjusted  with  respect to  successor  Master  Servicers  as  provided  in
Section 7.02,  which rate shall  never be greater  than the  Mortgage  Rate of such Mortgage Loan.

      Servicing  Modification:  Any  reduction of the interest  rate on or the outstanding  principal  balance of a Mortgage Loan, any extension of the final maturity  date of a Mortgage  Loan,  and any increase to the Stated  Principal
Balance of a Mortgage Loan by adding to the Stated  Principal  Balance  unpaid principal  and interest and other  amounts  owing under the Mortgage  Loan, in each case  pursuant to a  modification  of a Mortgage Loan that is in default, or for which,  in the judgment of the Master  Servicer,  default is reasonably foreseeable in accordance with Section 3.07(a).

      Servicing  Officer:  Any officer of the Master Servicer  involved in, or responsible for, the  administration and servicing of the Mortgage Loans whose name and specimen  signature appear on a list of servicing  officers furnished to the Trustee by the Master  Servicer on the Closing  Date,  as such list may from time to time be amended.

      Sixty-Plus  Delinquency  Percentage:  With  respect to any  Distribution
Date and the Mortgage  Loans,  the arithmetic  average,  for each of the three
Distribution  Dates  ending  with such  Distribution  Date,  of the  fraction, expressed  as a  percentage,  equal  to (x)  the  aggregate  Stated  Principal
Balance of the Mortgage  Loans that are 60 or more days  delinquent in payment of principal  and  interest for that  Distribution  Date,  including  Mortgage
Loans in foreclosure and REO, over (y) the aggregate Stated Principal  Balance of all of the Mortgage Loans immediately preceding that Distribution Date.

      Standard & Poor's:  Standard & Poor's  Ratings  Services,  a division of
The McGraw-Hill Companies, Inc. or its successors in interest.

      Startup  Date:   The  day  designated  as  such  pursuant  to  Article X
hereof.

      Stated Principal  Balance:  With respect to any Mortgage Loan or related
REO Property, as of any date of determination,  (i) the sum of (a) the Cut-off
Date  Principal  Balance of the Mortgage Loan and (b) any  amount by which the
Stated Principal  Balance of the Mortgage Loan has been increased  pursuant to a Servicing  Modification,  minus (ii) the sum of (a) the principal portion of the Monthly  Payments due with respect to such  Mortgage  Loan or REO Property during each Due Period ending with the Due Period  relating to the most recent
Distribution  Date which were received or with respect to which an Advance was made, (b) all Principal  Prepayments with respect to such Mortgage Loan or REO
Property,  and all Insurance Proceeds,  Liquidation Proceeds and REO Proceeds,
to the extent  applied by the Master  Servicer as  recoveries  of principal in accordance  with  Section 3.14  with  respect  to  such  Mortgage  Loan or REO
Property,  in each case which were distributed pursuant to Section 4.02 on any previous  Distribution  Date,  and (c) any Realized Loss incurred with respect to such Mortgage Loan  allocated to  Certificateholders  with respect  thereto for any previous Distribution Date.

      Stepdown Date: That  Distribution  Date which is the earlier to occur of
(a) the  Distribution  Date immediately  succeeding the  Distribution  Date on which the aggregate  Certificate Principal Balance of the Class A Certificates
has been  reduced to zero and (b) the later to occur of  (i) the  Distribution
Date in  November  2009 and  (ii) the  first  Distribution  Date on which  the
Senior Enhancement Percentage is equal to or greater than 55.00%.

      Subordinate  Component:   With  respect  to  each  Loan  Group  and  any
Distribution  Date,  the  positive  excess,  if any, of the  aggregate  Stated
Principal  Balance  of the  Mortgage  Loans  in  that  Loan  Group,  over  the aggregate  Certificate  Principal Balance of the related Class A Certificates, in each case immediately prior to that Distribution Date.

      Subordination:  The  provisions  described in  Section 4.05  relating to the allocation of Realized Losses.

      Subordination  Percentage:  With respect to the Class A Certificates and any Class of Class M Certificates, the respective percentage set forth below.

                Class     Percentage
                  A         45.00%
                 M-1        54.30%
                 M-2        65.00%
                 M-3        69.10%
                 M-4        73.00%
                 M-5        76.80%
                 M-6        79.70%
                 M-7        82.40%
                 M-8        84.70%
                 M-9        87.90%
                 M-10       91.80%

      Subsequent  Recoveries:  As of any Distribution  Date,  amounts received by  the  Master  Servicer  (net  of  any  related  expenses  permitted  to  be reimbursed  pursuant to  Section 3.10)  or surplus  amounts held by the Master
Servicer  to  cover  estimated  expenses  (including,   but  not  limited  to,
recoveries  in  respect  of the  representations  and  warranties  made by the related Seller pursuant to the applicable  Seller's  Agreement and assigned to the Trustee pursuant to Section 2.04)  specifically related to a Mortgage Loan that was the subject of a Cash Liquidation or an REO Disposition  prior to the related Prepayment Period and that resulted in a Realized Loss.

      Subsequent  Recovery  Allocation  Amount:  With respect to a Loan Group, that portion of the Principal  Allocation Amount in respect of that Loan Group attributable  to the amounts  described  in clause (iv) of the  definition  of
Principal Distribution Amount.

      Subserviced  Mortgage  Loan:  Any  Mortgage  Loan  that,  at the time of reference thereto, is subject to a Subservicing Agreement.

      Subservicer:  Any Person with whom the Master  Servicer has entered into a  Subservicing  Agreement and who generally  satisfied the  requirements  set forth in the Program  Guide in respect of the  qualification  of a Subservicer as of the date of its approval as a Subservicer by the Master Servicer.

      Subservicer  Advance:  Any  delinquent   installment  of  principal  and
interest on a Mortgage Loan which is advanced by the related  Subservicer (net of its Subservicing Fee) pursuant to the Subservicing Agreement.

      Subservicing  Account:  An  account  established  by  a  Subservicer  in accordance with Section 3.08.

      Subservicing   Agreement:   The  written  contract  between  the  Master
Servicer and any  Subservicer  relating to  servicing  and  administration  of certain Mortgage Loans as provided in  Section 3.02,  generally in the form of the servicer  contract  referred to or  contained  in the Program  Guide or in such other form as has been approved by the Master Servicer and the Depositor.

      Subservicing  Fee:  With respect to any Mortgage  Loan,  the fee payable monthly  to the  related  Subservicer  (or,  in the  case of a  Nonsubserviced
Mortgage Loan, to the Master  Servicer) in respect of  subservicing  and other compensation  that accrues with respect to each Distribution Date at an annual rate designated as "SUBSERV FEE" on the Mortgage Loan Schedule.

      Tax Returns:  The federal income tax return on Internal  Revenue Service
Form 1066,  U.S. Real Estate  Mortgage  Investment  Conduit Income Tax Return,
including  Schedule Q thereto,  Quarterly Notice to Residual  Interest Holders of REMIC Taxable Income or Net Loss Allocation,  or any successor forms, to be filed on behalf of any REMIC  hereunder due to its  classification  as a REMIC under  the REMIC  Provisions,  together  with any and all  other  information,
reports  or  returns   that  may  be   required   to  be   furnished   to  the
Certificateholders  or filed with the  Internal  Revenue  Service or any other governmental  taxing  authority  under any  applicable  provisions of federal, state or local tax laws.

      Telerate Screen Page 3750:  As defined in Section 1.02.

      Transfer: Any direct or indirect transfer,  sale, pledge,  hypothecation or other form of assignment of any Ownership Interest in a Certificate.

      Transfer Affidavit and Agreement: As defined in Section 5.02(f).

      Transferee:  Any Person  who is  acquiring  by  Transfer  any  Ownership
Interest in a Certificate.

      Transferor:  Any Person who is  disposing  by Transfer of any  Ownership
Interest in a Certificate.

      Trigger  Event:  A  Trigger  Event  is in  effect  with  respect  to any
Distribution  Date on or after the  Stepdown  Date if either  (a) the  related
Sixty-Plus  Delinquency  Percentage,  as determined on that Distribution Date, equals  or  exceeds  29.09%  of the  Senior  Enhancement  Percentage  for that
Distribution  Date or (b) on or after the Distribution  Date in November 2008, the aggregate  amount of Realized Losses on the Mortgage Loans as a percentage of the Cut-off Date Balance exceeds the applicable amount set forth below:

      November 2008 to October 2009:      1.90%  with  respect  to  November
                                    2008,  plus  an  additional   1/12th  of
                                    2.40% for each month thereafter.

      November 2009 to October 2010:      4.30%  with  respect  to  November
                                    2009,  plus  an  additional   1/12th  of
                                    2.40% for each month thereafter.

      November 2010 to October 2011:      6.70%  with  respect  to  November
                                    2010,  plus  an  additional   1/12th  of
                                    1.90% for each month thereafter.

      November 2011 to October 2012:      8.60%  with  respect  to  November
                                    2011,  plus  an  additional   1/12th  of
                                    1.05% for each month thereafter.

      November 2012 and thereafter:       9.65%.

      Trustee:  As defined in the preamble hereto.

      Trust Fund: The segregated  pool of assets  subject  hereto,  consisting of: (i) the Mortgage Loans and the related  Mortgage Files;  (ii) all payments on and  collections  in respect of the  Mortgage  Loans due after the  Cut-off
Date (other than  Monthly  Payments  due in the month of the Cut-off  Date) as shall be on deposit in the  Custodial  Account or in the  Certificate  Account
and identified as belonging to the Trust Fund;  (iii) property which secured a
Mortgage   Loan  and  which  has  been   acquired   for  the  benefit  of  the
Certificateholders  by  foreclosure or deed in lieu of  foreclosure;  (iv) the hazard insurance  policies and Primary  Insurance  Policies  pertaining to the
Mortgage  Loans,  if any; (v) the Yield  Maintenance  Agreement;  and (vi) all
proceeds of clauses (i) through (v) above.

      Uncertificated  Accrued  Interest:  With  respect to any  Uncertificated
Regular  Interest  for any  Distribution  Date,  one  month's  interest at the related  Uncertificated  Pass-Through Rate for such Distribution Date, accrued on the Uncertificated  Principal Balance or Uncertificated Notional Amount, as
applicable,  immediately  prior  to  such  Distribution  Date.  Uncertificated
Accrued Interest for the Uncertificated  Regular Interests shall accrue on the basis of a 360-day year  consisting of twelve 30-day  months.  For purposes of calculating  the amount of  Uncertificated  Accrued  Interest  for the REMIC I
Regular  Interests  for  any  Distribution   Date,  any  Prepayment   Interest
Shortfalls   and  Relief  Act   Shortfalls  (to  the  extent  not  covered  by
Compensating  Interest)  (i)  relating  to the  Loan  Group I  Loans  for  any
Distribution  Date shall be allocated among REMIC I Regular  Interests Y-1 and
Z-1 and (ii) relating to the Loan Group II Loans shall be allocated  among the
REMIC I Regular  Interests Y-2 and Z-2, pro rata,  based on, and to the extent of,  Uncertificated  Accrued Interest,  as calculated  without  application of this  sentence.  For  purposes  of  calculating  the amount of  Uncertificated
Accrued Interest for the REMIC II Regular Interest for any Distribution  Date,
any  Prepayment  Interest  Shortfalls and Relief Act Shortfalls (to the extent not covered by  Compensating  Interest) (i) relating to the Loan Group I Loans for any Distribution  Date shall be allocated among REMIC II Regular Interests
LT1, LT2, LT3, LT4 and LT-Y1 and (ii) relating to the Loan Group II  Loans for any  Distribution  Date shall be allocated  among REMIC II  Regular  Interests
LT5,  LT6,  LT7,  LT8 and  LT-Y2,  pro rata,  based on,  and to the extent of,
Uncertificated  Accrued Interest,  as calculated  without  application of this sentence.  Uncertificated  Interest on REMIC III  Regular Interest SB-PO shall be zero.  Uncertificated  Interest on the REMIC III Regular Interest SB-IO for
each  Distribution  Date shall  equal  Accrued  Certificate  Interest  for the
Class SB Certificates.

      Uncertificated  Notional  Amount:  With  respect  to  REMIC III  Regular
Interest SB-IO, the Notional Amount for such Class.

      Uncertificated    Pass-Through   Rate:   The   Uncertificated    REMIC I
Pass-Through  Rate  or  the  Uncertificated  REMIC II  Pass-Through  Rate,  as
applicable.

      Uncertificated   Principal   Balance:   The  principal   amount  of  any
Uncertificated  Regular Interest  outstanding as of any date of determination.
The  Uncertificated  Principal  Balance of each REMIC Regular  Interest  shall never be less than  zero.  With  respect  to the  REMIC III  Regular  Interest
SB-PO the initial  amount set forth with  respect  thereto in the  Preliminary
Statement as reduced by distributions  deemed made in respect thereof pursuant
to  Section 4.02   and  Realized   Losses   allocated   thereto   pursuant  to
Section 4.05.

      Uncertificated Regular Interests:  The REMIC I Regular Interests and the
REMIC II Regular Interests.

      Uncertificated   REMIC I   Pass-Through   Rate:   With  respect  to  any
Distribution  Date, the REMIC I  Regular  Interest Y-1 and the REMIC I Regular
Interest Z-1, the weighted  average of the Net Mortgage  Rates of the Mortgage
Loans in Loan  Group I.  With  respect to any  Distribution  Date the  REMIC I
Regular  Interest  Y-2 and the REMIC I  Regular  Interest  Z-2,  the  weighted average of the Net Mortgage Rates of the Mortgage Loans in Loan Group II.

      Uncertificated   REMIC II   Pass-Through   Rate:  With  respect  to  any
Distribution  Date and (i) REMIC II  Regular Interests LT1, LT2 and LT-Y1, the
weighted  average  of the Net  Mortgage  Rates of the  Mortgage  Loans in Loan
Group I,  (ii) REMIC II  Regular  Interests  LT5, LT6 and LT-Y2,  the weighted average of the Net  Mortgage  Rates of the  Mortgage  Loans in Loan  Group II,
(iii)  REMIC II  Regular  Interests LT3 and LT7,  zero (0.00%),  (iv) REMIC II
Regular  Interest LT4, twice the weighted average of the Net Mortgage Rates of the  Mortgage  Loans in Loan Group I and (v) REMIC II  Regular  Interest  LT8,
twice the weighted  average of the Net Mortgage Rates of the Mortgage Loans in
Loan Group II.

      Uniform Single  Attestation  Program for Mortgage  Bankers:  The Uniform
Single Attestation  Program for Mortgage Bankers, as published by the Mortgage
Bankers  Association  of America and effective  with respect to fiscal periods ending on or after December 15, 1995.

      Uninsured  Cause:  Any cause of damage to property subject to a Mortgage such that the complete  restoration of such property is not fully reimbursable by the hazard insurance policies.

      United  States  Person:  A citizen or resident of the United  States,  a corporation,  partnership  or  other  entity  (treated  as  a  corporation  or partnership  for  United  States  federal  income  tax  purposes)  created  or organized in, or under the laws of, the United States,  any state thereof,  or the District of Columbia  (except in the case of a partnership,  to the extent provided in Treasury  regulations)  provided that, for purposes  solely of the restrictions on the transfer of Class R Certificates,  no partnership or other entity treated as a partnership  for United States federal income tax purposes shall be treated as a United  States  Person  unless all  persons  that own an interest  in such  partnership  either  directly or through any entity that is not a corporation  for United States  federal income tax purposes are required by the  applicable  operative  agreement to be United  States  Persons,  or an estate that is described  in  Section 7701(a)(30)(D)  of the Code,  or a trust that is described in Section 7701(a)(30)(E) of the Code.

      Voting  Rights:  The  portion  of  the  voting  rights  of  all  of  the
Certificates  which is  allocated  to any  Certificate.  98.00%  of all of the
Voting   Rights  shall  be   allocated   among  the  Holders  of  the  Class A
Certificates  and  Class M  Certificates,  in  proportion  to the  outstanding
Certificate Principal Balances of their respective Certificates,  1% of all of the  Voting  Rights  shall  be  allocated  to  the  Holders  of  the  Class SB
Certificates,  and 1% of all of the Voting  Rights  shall be  allocated to the
Holders of the Class R  Certificates,  in each case to be allocated  among the
Certificates  of such Class in  accordance  with their  respective  Percentage
Interests.

      Yield Maintenance Agreement:  The confirmation,  dated as of the Closing
Date,  between  the  Trustee,  on  behalf  of the  Trust  Fund,  and the Yield
Maintenance  Agreement  Provider,  relating  to the Class A  Certificates  and
Class M  Certificates  or any  replacement,  substitute,  collateral  or other arrangement in lieu thereof.

      Yield  Maintenance  Agreement  Payment:  For any Distribution  Date, the
payment, if any, due under the Yield Maintenance  Agreement in respect of such
Distribution Date.

      Yield   Maintenance   Agreement   Provider:   HSBC  Bank  USA,  National
Association  and its successors  and assigns or any party to any  replacement, substitute, collateral or other arrangement in lieu thereof.

      Yield  Maintenance  Agreement  Shortfall  Amount:  For any  Distribution
Date,  the amount,  if any,  by which the payment on the Class A  Certificates and Class M  Certificates  pursuant to  Section 4.02(c) is paid from the Yield
Maintenance  Agreement  Payment  for such  Distribution  Date  pursuant to the provisions  thereof  or would  have  been so paid but for the  failure  of the
Yield  Maintenance  Agreement  Provider to make a payment  required  under the
Yield Maintenance Agreement.

      Yield Maintenance  Agreement  Shortfall  Carry-Forward  Amount:  For any
Distribution  Date,  the  aggregate  Yield  Maintenance   Agreement  Shortfall
Amounts  for prior  Distribution  Dates to the  extent not  reimbursed  to the
Class SB Certificates pursuant to Section 4.02(c)(ix).

Section 1.02.     Determination of LIBOR.

      LIBOR  applicable to the  calculation  of the  Pass-Through  Rate on the
LIBOR  Certificates  for any Interest  Accrual Period will be determined as of each LIBOR Rate  Adjustment  Date. On each LIBOR Rate  Adjustment  Date, or if such  LIBOR  Rate  Adjustment  Date is not a  Business  Day,  then on the next succeeding  Business Day, LIBOR shall be established by the Trustee and, as to any Interest  Accrual Period,  will equal the rate for one month United States dollar  deposits  that  appears on the  Telerate  Screen Page 3750 as of 11:00
a.m.,  London time, on such LIBOR Rate Adjustment Date.  "Telerate Screen Page
3750"  means  the  display  designated  as page  3750 on the  Bridge  Telerate
Service (or such other page as may replace  page 3750 on that  service for the purpose of displaying  London  interbank  offered  rates of major  banks).  If such rate does not  appear on such  page (or such  other  page as may  replace that page on that  service,  or if such  service is no longer  offered,  LIBOR shall be so established  by use of such other service for displaying  LIBOR or comparable  rates as may be selected by the Trustee  after  consultation  with the  Master  Servicer),  the  rate  will  be  the  Reference  Bank  Rate.  The
"Reference  Bank Rate" will be  determined  on the basis of the rates at which deposits in U.S.  Dollars are offered by the  reference  banks (which shall be any  three  major  banks  that  are  engaged  in  transactions  in the  London interbank market,  selected by the Trustee after  consultation with the Master
Servicer) as of 11:00 a.m.,  London time, on the LIBOR Rate Adjustment Date to prime  banks in the  London  interbank  market  for a period  of one  month in amounts  approximately equal to the aggregate Certificate Principal Balance of the LIBOR  Certificates  then  outstanding.  The  Trustee  shall  request  the principal  London office of each of the reference banks to provide a quotation of its rate. If at least two such  quotations  are provided,  the rate will be the  arithmetic  mean of the  quotations  rounded up to the next  multiple  of
1/16%.  If on such date fewer than two  quotations  are provided as requested, the rate will be the arithmetic  mean of the rates quoted by one or more major banks in New York City,  selected by the Trustee after  consultation  with the
Master Servicer,  as of 11:00 a.m., New York City time, on such date for loans in U.S.  Dollars  to  leading  European  banks  for a period  of one  month in amounts  approximately equal to the aggregate Certificate Principal Balance of the  LIBOR  Certificates  then  outstanding.  If no  such  quotations  can  be obtained,  the rate will be LIBOR for the prior  Distribution  Date;  provided however,  if, under the priorities  described above,  LIBOR for a Distribution
Date would be based on LIBOR for the previous  Distribution Date for the third consecutive  Distribution  Date,  the  Trustee,  shall  select an  alternative
comparable   index  (over  which  the  Trustee  has  no  control),   used  for
determining   one-month  Eurodollar  lending  rates  that  is  calculated  and
published  (or  otherwise  made  available)  by  an  independent   party.  The
establishment  of LIBOR by the Trustee on any LIBOR Rate  Adjustment  Date and
the Trustee's  subsequent  calculation of the Pass-Through Rates applicable to the LIBOR  Certificates  for the  relevant  Interest  Accrual  Period,  in the absence of  manifest  error,  will be final and  binding.  Promptly  following each LIBOR Rate  Adjustment  Date the Trustee shall supply the Master Servicer with the  results of its  determination  of LIBOR on such  date.  Furthermore, the Trustee  shall supply to any  Certificateholder  so  requesting by calling
1-800-934-6802,  the  Pass-Through  Rate  on the  LIBOR  Certificates  for the
current and the immediately preceding Interest Accrual Period.

ARTICLE II

                        CONVEYANCE OF MORTGAGE LOANS;
                      ORIGINAL ISSUANCE OF CERTIFICATES

Section 2.01.     Conveyance of Mortgage Loans.

(a)   The  Depositor,  concurrently  with the execution  and delivery  hereof, does  hereby  assign to the  Trustee  in  respect  of the Trust  Fund  without recourse all the right,  title and interest of the Depositor in and to (i) the
Mortgage  Loans,  including  all interest and  principal on or with respect to the  Mortgage  Loans due on or after the  Cut-off  Date  (other  than  Monthly
Payments due in the month of the Cut-off  Date);  and (ii) all proceeds of the foregoing.

(b)   In  connection  with such  assignment,  and  contemporaneously  with the delivery of this Agreement,  except as set forth in Section 2.01(c)  below and subject to  Section 2.01(d)  below, the Depositor does hereby (1) with respect to each Mortgage Loan,  deliver to the Master Servicer (or an Affiliate of the
Master  Servicer)  each of the  documents or  instruments  described in clause
(ii) below (and the Master  Servicer  shall hold (or cause such  Affiliate  to hold) such  documents or  instruments  in trust for the use and benefit of all present  and future  Certificateholders),  (2) with  respect to each MOM Loan, deliver to, and deposit  with,  the  Trustee,  or the  Custodian,  as the duly appointed agent of the Trustee for such purpose,  the documents or instruments described  in clauses  (i) and (v) below,  (3) with  respect to each  Mortgage
Loan that is not a MOM Loan but is  registered  on the MERS(R)System,  deliver to, and deposit with,  the Trustee,  or the  Custodian,  as the duly appointed agent of the Trustee for such purpose, the documents or instruments  described in clauses (i),  (iv) and (v) below and (4) with respect to each Mortgage Loan that is not a MOM Loan and is not registered on the MERS(R)System,  deliver to, and deposit with, the Trustee,  or the Custodian,  as the duly appointed agent of the Trustee for such  purpose,  the documents or  instruments  described in clauses (i), (iii), (iv) and (v) below.

(i)   The original  Mortgage Note,  endorsed  without recourse to the order of the Trustee and showing an unbroken chain of endorsements  from the originator thereof to the Person  endorsing  it to the  Trustee,  or with  respect to any
Destroyed  Mortgage  Note,  an original lost note  affidavit  from the related
Seller or  Residential  Funding  stating that the original  Mortgage  Note was lost,  misplaced or destroyed,  together  with a copy of the related  Mortgage
Note.

(ii)  The  original  Mortgage,  noting the presence of the MIN of the Mortgage
Loan  and  language  indicating  that the  Mortgage  Loan is a MOM Loan if the
Mortgage Loan is a MOM Loan, with evidence of recording  indicated  thereon or a copy of the original Mortgage with evidence of recording indicated thereon.

(iii) The   assignment   (which  may  be  included  in  one  or  more  blanket
assignments  if  permitted by  applicable  law) of the Mortgage to the Trustee with  evidence of  recording  indicated  thereon or a copy of such  assignment with evidence of recording indicated thereon;

(iv)  The original recorded  assignment or assignments of the Mortgage showing an unbroken chain of title from the  originator to the Person  assigning it to the Trustee  (or to MERS,  if the  Mortgage  Loan is  registered  on the MERS(R)
System and noting the presence of a MIN) with  evidence of  recordation  noted
thereon or attached  thereto,  or a copy of such  assignment or assignments of the Mortgage with evidence of recording indicated thereon.

(v)   The  original of each  modification,  assumption  agreement or preferred loan  agreement,  if any,  relating to such  Mortgage  Loan, or a copy of each modification, assumption agreement or preferred loan agreement.

      The Depositor  may, in lieu of delivering  the original of the documents set forth in  Section 2.01(b)(iii),  (iv) and (v) (or copies  thereof)  to the
Trustee or the Custodian,  deliver such documents to the Master Servicer,  and the  Master  Servicer  shall  hold  such  documents  in trust  for the use and benefit of all  present  and future  Certificateholders  until such time as is set forth in the next  sentence.  Within thirty  Business  Days  following the earlier  of (i)  the  receipt  of the  original  of  all of the  documents  or instruments  set  forth  in  Section 2.01(b)(iii),  (iv)  and (v)  (or  copies thereof)  for any Mortgage  Loan and (ii) a written  request by the Trustee to deliver those  documents with respect to any or all of the Mortgage Loans then being  held by the  Master  Servicer,  the  Master  Servicer  shall  deliver a complete  set of such  documents  to the  Trustee  or the  Custodian,  as duly appointed agent of the Trustee.

(c)   Notwithstanding the provisions of Section 2.01(b),  in the event that in connection  with any  Mortgage  Loan,  if the  Depositor  cannot  deliver  the original of the Mortgage, any assignment,  modification,  assumption agreement or preferred loan agreement (or copy thereof as permitted by  Section 2.01(b))
with  evidence  of  recording  thereon  concurrently  with the  execution  and delivery  of this  Agreement  because  of (i) a  delay  caused  by the  public recording  office where such Mortgage,  assignment,  modification,  assumption agreement or preferred  loan  agreement as the case may be, has been delivered for  recordation,  or (ii) a  delay  in the  receipt  of  certain  information necessary to prepare the related  assignments,  the Depositor shall deliver or cause to be  delivered  to the Trustee or the  respective  Custodian a copy of such Mortgage,  assignment,  modification,  assumption  agreement or preferred loan agreement.

      The Depositor  shall  promptly  cause to be recorded in the  appropriate public office for real property  records the Assignment  referred to in clause
(iii) of  Section 2.01(b),  except  (a) in  states  where,  in an  Opinion  of
Counsel  acceptable to the Master Servicer,  such recording is not required to protect  the  Trustee's  interests  in the  Mortgage  Loan  or (b) if  MERS is identified  on  the  Mortgage  or on a  properly  recorded  assignment  of the
Mortgage,  as  applicable,  as the  mortgagee of record  solely as nominee for
Residential  Funding and its  successors  and assigns.  If any  Assignment  is lost or returned  unrecorded to the Depositor  because of any defect  therein, the Depositor  shall prepare a substitute  Assignment or cure such defect,  as the case may be, and cause such  Assignment to be recorded in accordance  with
this  paragraph.   The  Depositor  shall  promptly  deliver  or  cause  to  be
delivered  to  the  applicable  person  described  in   Section 2.01(b),   any
Assignment or substitute  Assignment (or copy thereof)  recorded in connection with this  paragraph,  with  evidence  of  recording  indicated  thereon  upon receipt  thereof  from  the  public  recording  office  or  from  the  related
Subservicer or Seller.

      If the Depositor  delivers to the Trustee or Custodian any Mortgage Note or Assignment of Mortgage in blank,  the Depositor  shall,  or shall cause the
Custodian  to,   complete  the  endorsement  of  the  Mortgage  Note  and  the
Assignment  of  Mortgage in the name of the  Trustee in  conjunction  with the
Interim   Certification   issued  by  the  Custodian,   as   contemplated   by
Section 2.02.

      In connection  with the  assignment  of any Mortgage Loan  registered on the MERS(R)System,  the  Depositor  further  agrees that it will cause,  at the
Depositor's  own expense,  within 30 Business Days after the Closing Date, the
MERS(R)System to indicate  that such  Mortgage  Loans have been assigned by the
Depositor to the Trustee in accordance  with this Agreement for the benefit of the  Certificateholders  by including  (or  deleting,  in the case of Mortgage
Loans  which  are  repurchased  in  accordance  with this  Agreement)  in such computer  files  (a) the  code in the  field  which  identifies  the  specific
Trustee  and (b) the  code in the field  "Pool  Field"  which  identifies  the series of the  Certificates  issued in connection  with such  Mortgage  Loans.
The Depositor  further agrees that it will not, and will not permit the Master
Servicer to, and the Master  Servicer agrees that it will not, alter the codes referenced  in this  paragraph  with respect to any  Mortgage  Loan during the term of this  Agreement  unless and until such Mortgage Loan is repurchased in accordance with the terms of this Agreement.

(d)   It is intended that the  conveyances  by the Depositor to the Trustee of
the   Mortgage   Loans  as  provided   for  in  this   Section 2.01   and  the
Uncertificated  Regular  Interests be construed as a sale by the  Depositor to the Trustee of the Mortgage  Loans and the  Uncertificated  Regular  Interests
for the benefit of the  Certificateholders.  Further,  it is not intended that any such  conveyance  be deemed to be a pledge of the  Mortgage  Loans and the
Uncertificated  Regular  Interests by the Depositor to the Trustee to secure a debt or other  obligation of the  Depositor.  Nonetheless,  (a) this Agreement is  intended  to be and hereby is a security  agreement  within the meaning of
Articles  8 and 9 of the New York  Uniform  Commercial  Code  and the  Uniform
Commercial  Code of any other  applicable  jurisdiction;  (b) the  conveyances provided  for in this  Section 2.01  shall be  deemed to be (1) a grant by the
Depositor  to the  Trustee of a security  interest  in all of the  Depositor's right  (including  the power to convey  title  thereto),  title and  interest, whether now owned or hereafter  acquired,  in and to (A) the  Mortgage  Loans, including the related Mortgage Note, the Mortgage,  any insurance policies and all other  documents in the related  Mortgage  File,  (B) all amounts  payable pursuant to the Mortgage Loans in accordance  with the terms thereof,  (C) any
Uncertificated Regular Interests and any and all general intangibles,  payment intangibles,  accounts, chattel paper, instruments,  documents, money, deposit accounts,  certificates  of  deposit,  goods,  letters of  credit,  advices of credit  and  investment  property  and  other  property  of  whatever  kind or description now existing or hereafter acquired  consisting of, arising from or relating to any of the  foregoing,  and (D) all  proceeds  of the  conversion, voluntary or involuntary, of the foregoing into cash, instruments,  securities or other property,  including without limitation all amounts from time to time held or invested in the Certificate Account or the Custodial Account,  whether in the form of cash,  instruments,  securities  or other  property  and (2) an assignment  by the  Depositor to the Trustee of any  security  interest in any and all of Residential  Funding's  right  (including the power to convey title thereto), title and interest,  whether now owned or hereafter acquired, in and to the property  described in the foregoing  clauses (1)(A),  (B), (C) and (D)
granted by  Residential  Funding to the Depositor  pursuant to the  Assignment
Agreement;  (c) the  possession  by the  Trustee,  the  Custodian or any other agent of the  Trustee of  Mortgage  Notes or such other  items of  property as constitute  instruments,  money,  payment intangibles,  negotiable  documents, goods,  deposit  accounts,  letters of credit,  advices of credit,  investment property,  certificated  securities  or  chattel  paper  shall be deemed to be
"possession  by the secured  party," or  possession by a purchaser or a person designated  by such secured  party,  for purposes of  perfecting  the security interest  pursuant to the Minnesota  Uniform  Commercial  Code and the Uniform
Commercial Code of any other applicable  jurisdiction as in effect (including,
without   limitation,   Sections  8-106,   9-313  and  9-106   thereof);   and
(d) notifications  to persons  holding  such  property,  and  acknowledgments, receipts or confirmations from persons holding such property,  shall be deemed
notifications  to,  or   acknowledgments,   receipts  or  confirmations  from,
securities  intermediaries,  bailees or agents of, or persons holding for, (as applicable) the Trustee for the purpose of perfecting  such security  interest under applicable law.

      The Depositor and, at the  Depositor's  direction,  Residential  Funding and the Trustee shall,  to the extent  consistent  with this  Agreement,  take such reasonable  actions as may be necessary to ensure that, if this Agreement were  deemed to  create a  security  interest  in the  Mortgage  Loans and the
Uncertificated  Regular Interests and the other property described above, such security  interest  would be deemed to be a  perfected  security  interest  of first priority under  applicable law and will be maintained as such throughout the term of this Agreement.  Without limiting the generality of the foregoing, the  Depositor  shall prepare and deliver to the Trustee not less than 15 days prior to any filing date and, the Trustee shall  forward for filing,  or shall cause to be  forwarded  for  filing,  at the  expense  of the  Depositor,  all filings  necessary  to maintain  the  effectiveness  of any  original  filings necessary under the Uniform  Commercial Code as in effect in any  jurisdiction to perfect the Trustee's  security  interest in or lien on the Mortgage  Loans and  the  Uncertificated  Regular  Interests,  as  evidenced  by an  Officers'
Certificate of the Depositor,  including  without  limitation (x) continuation statements,  and (y) such other  statements  as may be  occasioned  by (1) any change of name of  Residential  Funding,  the  Depositor or the Trustee  (such preparation  and filing shall be at the expense of the Trustee,  if occasioned by a change in the  Trustee's  name),  (2) any change of location of the place of  business  or the chief  executive  office of  Residential  Funding  or the
Depositor,  (3) any  transfer of any  interest of  Residential  Funding or the
Depositor  in any  Mortgage  Loan  or (4)  any  transfer  of any  interest  of
Residential Funding or the Depositor in any Uncertificated Regular Interests.

Section 2.02.     Acceptance by Trustee.

      The Trustee  acknowledges  receipt (or,  with respect to Mortgage  Loans subject  to a  Custodial  Agreement,  and  based  solely  upon  a  receipt  or certification  executed by the Custodian,  receipt by the respective Custodian as the duly  appointed  agent of the Trustee) of the documents  referred to in
Section 2.01(b)(i)  above  (except that for  purposes of such  acknowledgement only, a Mortgage  Note may be endorsed in blank and an  Assignment of Mortgage may be in blank) and declares  that it, or the  Custodian as its agent,  holds and will hold such  documents and the other  documents  constituting a part of the Custodial  Files  delivered to it, or the Custodian as its agent, in trust for the use and  benefit of all  present  and future  Certificateholders.  The
Trustee or  Custodian  (the  Custodian  being so  obligated  under a Custodial
Agreement)  agrees,  for the  benefit of  Certificateholders,  to review  each
Custodial  File  delivered  to it pursuant to  Section 2.01(b)  within 90 days after the Closing Date to ascertain that all required documents  (specifically as set forth in  Section 2.01(b)),  have been executed and received,  and that such documents  relate to the Mortgage  Loans  identified on the Mortgage Loan
Schedule,  as  supplemented,  that have been conveyed to it, and to deliver to the Trustee a  certificate  (the "Interim  Certification")  to the effect that all documents required to be delivered pursuant to Section 2.01(b)  above have been  executed  and received  and that such  documents  relate to the Mortgage
Loans  identified on the Mortgage  Loan  Schedule,  except for any  exceptions listed on Schedule A attached to such  Interim  Certification.  Upon  delivery of the Custodial  Files by the Depositor or the Master  Servicer,  the Trustee
shall  acknowledge  receipt (or,  with respect to Mortgage  Loans subject to a
Custodial  Agreement,  and  based  solely  upon  a  receipt  or  certification executed by the  Custodian,  receipt by the  respective  Custodian as the duly
appointed   agent  of  the   Trustee)   of  the   documents   referred  to  in
Section 2.01(b) above.

      If  the  Custodian,  as the  Trustee's  agent,  finds  any  document  or documents  constituting a part of a Custodial File to be missing or defective,
upon  receipt  of  notification   from  the  Custodian  as  specified  in  the
succeeding  sentence,  the  Trustee  shall  promptly  so  notify  or cause the
Custodian  to notify  the  Master  Servicer  and the  Depositor.  Pursuant  to
Section 2.3 of the Custodial  Agreement,  the Custodian will notify the Master
Servicer,  the  Depositor and the Trustee of any such omission or defect found by it in  respect  of any  Custodial  File held by it in  respect of the items received  by it  pursuant  to the  Custodial  Agreement.  If such  omission or defect  materially and adversely affects the interests in the related Mortgage
Loan of the Certificateholders,  the Master Servicer shall promptly notify the related  Subservicer  or Seller of such  omission or defect and  request  that such  Subservicer  or Seller correct or cure such omission or defect within 60 days from the date the  Master  Servicer  was  notified  of such  omission  or defect  and,  if such  Subservicer  or Seller  does not  correct  or cure such omission  or  defect  within  such  period,  that such  Subservicer  or Seller purchase  such  Mortgage  Loan from the Trust Fund at its Purchase  Price,  in either case within 90 days from the date the Master  Servicer  was notified of such  omission or defect;  provided that if the omission or defect would cause the  Mortgage  Loan to be other  than a  "qualified  mortgage"  as  defined in
Section 860G(a)(3)  of the Code, any such cure or repurchase must occur within
90 days from the date such breach was  discovered.  The Purchase Price for any such  Mortgage Loan shall be deposited or caused to be deposited by the Master
Servicer in the Custodial  Account  maintained by it pursuant to  Section 3.07 and,  upon  receipt by the  Trustee of written  notification  of such  deposit signed by a Servicing Officer,  Master Servicer, the Trustee or the Custodian,
as the case may be, shall  release the contents of any related  Mortgage  File in its  possession  to the  owner  of such  Mortgage  Loan  (or  such  owner's designee)  and the  Trustee  shall  execute and deliver  such  instruments  of transfer or assignment  prepared by the Master Servicer,  in each case without recourse,  as shall be necessary to vest in the  Subservicer  or Seller or its designee,  as the case may be, any Mortgage Loan released  pursuant hereto and thereafter  such  Mortgage  Loan  shall  not be part  of the  Trust  Fund.  In furtherance of the foregoing and  Section 2.04,  if the  Subservicer or Seller or Residential  Funding that  repurchases the Mortgage Loan is not a member of
MERS and the Mortgage is registered on the MERS(R)System,  the Master Servicer, at its own expense and  without any right of  reimbursement,  shall cause MERS to execute and deliver an  assignment  of the Mortgage in  recordable  form to transfer the Mortgage from MERS to such  Subservicer  or Seller or Residential
Funding and shall cause such Mortgage to be removed from  registration  on the
MERS(R)System  in  accordance  with  MERS'  rules  and   regulations.   It  is
understood and agreed that the obligation of the Subservicer or Seller,  to so cure or purchase any Mortgage  Loan as to which a material and adverse  defect in or omission of a  constituent  document  exists shall  constitute  the sole remedy respecting such defect or omission available to  Certificateholders  or the Trustee on behalf of Certificateholders.

Section 2.03.     Representations, Warranties and Covenants of the Master
                  Servicer and the Depositor.

(a)   The Master  Servicer  hereby  represents and warrants to the Trustee for the benefit of the Certificateholders that:

(i)   The Master  Servicer  is a limited  liability  company  duly  organized, validly  existing and in good standing  under the laws  governing its creation and existence  and is or will be in compliance  with the laws of each state in which any Mortgaged  Property is located to the extent necessary to ensure the enforceability  of each  Mortgage  Loan in  accordance  with the terms of this
Agreement;

(ii)  The execution and delivery of this Agreement by the Master  Servicer and its  performance  and  compliance  with the terms of this  Agreement  will not violate the Master  Servicer's  Certificate of Formation or Limited  Liability
Company  Agreement or constitute a material  default (or an event which,  with notice or lapse of time, or both, would constitute a material  default) under, or result in the  material  breach of, any  material  contract,  agreement  or other  instrument  to which  the  Master  Servicer  is a party or which may be applicable to the Master Servicer or any of its assets;

(iii) This Agreement,  assuming due  authorization,  execution and delivery by the  Trustee  and the  Depositor,  constitutes  a  valid,  legal  and  binding obligation of the Master Servicer,  enforceable  against it in accordance with
the   terms   hereof   subject   to   applicable    bankruptcy,    insolvency,
reorganization,  moratorium  and  other  laws  affecting  the  enforcement  of creditors'  rights generally and to general  principles of equity,  regardless of whether such enforcement is considered in a proceeding in equity or at law;

(iv)  The  Master  Servicer  is not in  default  with  respect to any order or decree of any court or any order,  regulation or demand of any federal, state, municipal or governmental  agency,  which default might have consequences that would  materially and adversely  affect the condition  (financial or other) or
operations   of  the  Master   Servicer  or  its   properties  or  might  have
consequences that would materially adversely affect its performance hereunder;

(v)   No  litigation  is  pending  or,  to the best of the  Master  Servicer's knowledge,  threatened  against the Master  Servicer  which would prohibit its entering  into  this  Agreement  or  performing  its  obligations  under  this
Agreement;

(vi)  The  Master  Servicer  shall  comply  in all  material  respects  in the performance of this Agreement with all reasonable  rules and  requirements  of each insurer under each Required Insurance Policy;

(vii) No  information,  certificate  of an  officer,  statement  furnished  in writing or report  delivered to the Depositor,  any Affiliate of the Depositor or the Trustee by the Master  Servicer  will,  to the  knowledge of the Master
Servicer,  contain any untrue  statement of a material fact or omit a material fact necessary to make the information,  certificate,  statement or report not misleading;

(viii)      The Master  Servicer has examined each existing,  and will examine each new,  Subservicing  Agreement  and is or will be familiar  with the terms
thereof.  The  terms  of  each  existing   Subservicing   Agreement  and  each
designated  Subservicer  are  acceptable  to the Master  Servicer  and any new
Subservicing Agreements will comply with the provisions of Section 3.02;

(ix)  The  Master  Servicer  is a member  of MERS in good  standing,  and will comply in all  material  respects  with the rules  and  procedures  of MERS in connection  with the servicing of the Mortgage Loans that are registered  with
MERS; and

(x)   The  Servicing   Guide  of  the  Master   Servicer   requires  that  the
Subservicer  for each Mortgage Loan  accurately and fully reports its borrower credit files to each of the Credit Repositories in a timely manner.

It is understood and agreed that the  representations and warranties set forth in this  Section 2.03(a)  shall survive  delivery of the respective  Custodial
Files  to  the  Trustee  or  the  Custodian.  Upon  discovery  by  either  the
Depositor,  the Master  Servicer,  the Trustee or the Custodian of a breach of any  representation  or  warranty  set  forth  in this  Section 2.03(a)  which materially and adversely  affects the interests of the  Certificateholders  in any  Mortgage  Loan,  the party  discovering  such  breach  shall give  prompt written notice to the other parties (the Custodian  being so obligated under a
Custodial  Agreement).  Within  90 days  of its  discovery  or its  receipt of notice of such breach,  the Master  Servicer shall either (i) cure such breach in all  material  respects  or (ii) to the  extent  that  such  breach is with respect to a Mortgage Loan or a related document,  purchase such Mortgage Loan from the  Trust  Fund at the  Purchase  Price and in the  manner  set forth in
Section 2.02;  provided that if the breach would cause the Mortgage Loan to be other than a  "qualified  mortgage"  as defined in  Section 860G(a)(3)  of the
Code,  any such cure or  repurchase  must  occur  within 90 days from the date such breach was  discovered.  The  obligation  of the Master  Servicer to cure such breach or to so purchase  such Mortgage  Loan shall  constitute  the sole remedy in respect of a breach of a  representation  and  warranty set forth in this  Section 2.03(a)  available to the  Certificateholders  or the Trustee on behalf of the Certificateholders.

(b)   The  Depositor  hereby  represents  and  warrants to the Trustee for the benefit  of  the  Certificateholders  that  as of the  Closing  Date  (or,  if otherwise  specified  below,  as of the date so  specified):  (i)  immediately prior to the  conveyance of the Mortgage  Loans to the Trustee,  the Depositor
had good  title to,  and was the sole owner of,  each  Mortgage  Loan free and clear of any  pledge,  lien,  encumbrance  or  security  interest  (other than rights to servicing  and related  compensation)  and such  conveyance  validly transfers  ownership  of the  Mortgage  Loans to the Trustee free and clear of any pledge,  lien,  encumbrance or security  interest;  and (ii) each Mortgage
Loan constitutes a qualified mortgage under  Section 860G(a)(3)(A) of the Code and Treasury Regulations Section 1.860G-2(a)(1).

      It is understood and agreed that the  representations and warranties set forth  in  this  Section 2.03(b)  shall  survive  delivery  of the  respective
Custodial Files to the Trustee or the Custodian.

      Upon  discovery  by any of  the  Depositor,  the  Master  Servicer,  the
Trustee  or the  Custodian  of a  breach  of any  of the  representations  and warranties set forth in this  Section 2.03(b)  which  materially and adversely affects the  interests of the  Certificateholders  in any Mortgage  Loan,  the
party  discovering  such breach shall give prompt  written notice to the other parties  (the  Custodian  being so  obligated  under a  Custodial  Agreement);
provided,  however,  that in the event of a breach of the  representation  and warranty set forth in  Section 2.03(b)(ii),  the party discovering such breach shall give such notice  within five days of  discovery.  Within 90 days of its discovery or its receipt of notice of breach,  the Depositor  shall either (i)
cure such breach in all material  respects or (ii) purchase such Mortgage Loan from the  Trust  Fund at the  Purchase  Price and in the  manner  set forth in
Section 2.02;  provided that the Depositor shall have the option to substitute a Qualified  Substitute  Mortgage Loan or Loans for such Mortgage Loan if such substitution  occurs within two years  following  the Closing  Date;  provided that if the omission or defect would cause the Mortgage  Loan to be other than a "qualified mortgage" as defined in  Section 860G(a)(3) of the Code, any such cure,  substitution or repurchase must occur within 90 days from the date such breach  was  discovered.  Any  such  substitution  shall  be  effected  by the
Depositor under the same terms and conditions as provided in Section 2.04  for substitutions  by  Residential  Funding.  It is understood and agreed that the obligation  of  the  Depositor  to  cure  such  breach  or to so  purchase  or substitute  for any  Mortgage  Loan as to which such a breach has occurred and is  continuing  shall  constitute  the  sole  remedy  respecting  such  breach
available  to  the   Certificateholders  or  the  Trustee  on  behalf  of  the
Certificateholders.  Notwithstanding  the foregoing,  the Depositor  shall not be required to cure breaches or purchase or substitute  for Mortgage  Loans as provided  in  this  Section 2.03(b)  if  the  substance  of  the  breach  of a representation  set forth above also  constitutes  fraud in the origination of the Mortgage Loan.

Section 2.04.     Representations and Warranties of Sellers.

      The Depositor,  as assignee of Residential  Funding under the Assignment
Agreement,   hereby   assigns  to  the   Trustee   for  the   benefit  of  the
Certificateholders  all of its  right,  title and  interest  in respect of the
Assignment  Agreement  applicable  to a Mortgage Loan as and to the extent set forth  in  the  Assignment  Agreement.  Insofar  as the  Assignment  Agreement
relates to the  representations  and warranties made by Residential Funding in respect of such Mortgage  Loan and any remedies  provided  thereunder  for any breach of such representations and warranties,  such right, title and interest may be  enforced  by the  Master  Servicer  on behalf of the  Trustee  and the
Certificateholders.   Upon  the  discovery  by  the   Depositor,   the  Master
Servicer,   the  Trustee  or  the   Custodian  of  a  breach  of  any  of  the
representations and warranties made in the Assignment  Agreement in respect of any Mortgage Loan or of any  Repurchase  Event which  materially and adversely affects the interests of the  Certificateholders  in such Mortgage  Loan,  the party  discovering  such breach shall give prompt  written notice to the other parties (the Custodian  being so obligated under a Custodial  Agreement).  The
Master  Servicer shall promptly notify  Residential  Funding of such breach or
Repurchase  Event and request that  Residential  Funding  either (i) cure such breach or Repurchase  Event in all material  respects  within 90 days from the date the Master  Servicer was notified of such breach or  Repurchase  Event or
(ii) purchase  such  Mortgage  Loan from the Trust Fund at the Purchase  Price and in the manner set forth in Section 2.02.

      Upon the discovery by the Depositor,  the Master  Servicer,  the Trustee
or the  Custodian of a breach of any of such  representations  and  warranties set forth in the  Assignment  Agreement in respect of any Mortgage  Loan which materially and adversely  affects the interests of the  Certificateholders  in such  Mortgage  Loan,  the party  discovering  such  breach  shall give prompt written notice to the other parties (the Custodian  being so obligated under a
Custodial  Agreement).  The Master Servicer shall promptly notify  Residential
Funding  of such  breach  of a  representation  or  warranty  set forth in the
Assignment  Agreement  and request that  Residential  Funding  either (i) cure such breach in all material  respects  within 90 days from the date the Master
Servicer was notified of such breach or (ii)  purchase such Mortgage Loan from the  Trust  Fund  within  90 days of the date of such  written  notice of such breach at the  Purchase  Price and in the  manner  set forth in  Section 2.02;
provided  that  Residential  Funding  shall  have the option to  substitute  a
Qualified  Substitute  Mortgage  Loan or Loans for such  Mortgage Loan if such substitution  occurs within two years  following  the Closing  Date;  provided that  if  the  breach  would  cause  the  Mortgage  Loan  to be  other  than a
"qualified  mortgage" as defined in  Section 860G(a)(3)  of the Code, any such cure or  substitution  must occur  within 90 days from the date the breach was discovered.  If the breach of  representation  and warranty  that gave rise to the  obligation  to  repurchase  or  substitute  a Mortgage  Loan  pursuant to
Section 4 of the Assignment  Agreement was the representation and warranty set forth in clause (xliii) of Section 4  thereof,  then the Master Servicer shall request that Residential Funding pay to the Trust Fund,  concurrently with and in addition to the  remedies  provided in the  preceding  sentence,  an amount equal to any  liability,  penalty or expense  that was  actually  incurred and paid out of or on behalf of the Trust Fund,  and that  directly  resulted from
such  breach,   or  if  incurred  and  paid  by  the  Trust  Fund  thereafter, concurrently with such payment.  In the event that Residential  Funding elects to  substitute  a Qualified  Substitute  Mortgage  Loan or Loans for a Deleted
Mortgage  Loan  pursuant  to  this  Section 2.04,  Residential  Funding  shall deliver to the Trustee for the benefit of the Certificateholders  with respect to such Qualified  Substitute  Mortgage Loan or Loans,  the original  Mortgage
Note,  the Mortgage,  an Assignment  of the Mortgage in recordable  form,  and such other documents and agreements as are required by Section 2.01,  with the
Mortgage Note endorsed as required by  Section 2.01.  No substitution  will be made in any  calendar  month  after  the  Determination  Date for such  month.
Monthly  Payments due with respect to Qualified  Substitute  Mortgage Loans in the month of  substitution  shall  not be part of the  Trust  Fund and will be retained  by the  Master  Servicer  and  remitted  by the Master  Servicer  to
Residential  Funding on the next succeeding  Distribution  Date. For the month of  substitution,  distributions  to the  Certificateholders  will include the
Monthly  Payment due on a Deleted  Mortgage Loan for such month and thereafter
Residential  Funding  shall be  entitled  to retain all  amounts  received  in respect of such Deleted  Mortgage  Loan.  The Master  Servicer  shall amend or cause  to be  amended  the  Mortgage  Loan  Schedule  for the  benefit  of the
Certificateholders  to reflect the removal of such Deleted  Mortgage  Loan and the  substitution of the Qualified  Substitute  Mortgage Loan or Loans and the
Master  Servicer  shall  deliver the  amended  Mortgage  Loan  Schedule to the
Trustee.  Upon such substitution,  the Qualified  Substitute  Mortgage Loan or
Loans  shall  be  subject  to the  terms  of this  Agreement  and the  related
Subservicing  Agreement in all respects,  Residential  Funding shall be deemed to have made the  representations and warranties with respect to the Qualified
Substitute  Mortgage Loan (other than those of a statistical nature) contained in  the  Assignment  Agreement  as  of  the  date  of  substitution,  and  the covenants,  representations and warranties set forth in this Section 2.04, and in Section 2.03(b) hereof.

      In connection with the substitution of one or more Qualified  Substitute
Mortgage Loans for one or more Deleted  Mortgage  Loans,  the Master  Servicer shall determine the amount (if any) by which the aggregate  principal  balance
of  all  such  Qualified   Substitute   Mortgage  Loans  as  of  the  date  of
substitution is less than the aggregate Stated  Principal  Balance of all such
Deleted  Mortgage  Loans  (in each case  after  application  of the  principal portion of the Monthly  Payments due in the month of substitution  that are to be  distributed  to the  Certificateholders  in the  month  of  substitution).
Residential  Funding shall deposit or cause the related  Seller to deposit the
amount  of  such  shortfall   into  the  Custodial   Account  on  the  day  of
substitution,  without any reimbursement  therefor.  Residential Funding shall give  notice in writing to the Trustee of such event,  which  notice  shall be accompanied  by  an  Officers'  Certificate  as to  the  calculation  of  such shortfall  and (subject to  Section 10.01(f))  by an Opinion of Counsel to the
effect  that  such  substitution  will not  cause  (a) any  federal  tax to be imposed on the Trust  Fund,  including  without  limitation,  any  federal tax imposed on "prohibited  transactions" under  Section 860F(a)(1) of the Code or on  "contributions  after the startup  date" under  Section 860G(d)(1)  of the
Code or (b) any portion of any REMIC  created  hereunder to fail to qualify as a REMIC at any time that any Certificate is outstanding.

      It is understood and agreed that the  obligation of Residential  Funding to cure such breach or  purchase  (and in the case of  Residential  Funding to substitute  for) such Mortgage Loan as to which such a breach has occurred and is  continuing  and  to  make  any  additional  payments  required  under  the
Assignment  Agreement in connection  with a breach of the  representation  and warranty in clause  (xlvii) of Section 4  thereof  shall  constitute  the sole remedy  respecting  such breach  available  to the  Certificateholders  or the
Trustee  on  behalf  of the  Certificateholders.  If the  Master  Servicer  is
Residential  Funding,  then the Trustee  shall also have the right to give the notification  and require the  purchase or  substitution  provided  for in the second  preceding  paragraph in the event of such a breach of a representation or  warranty  made by  Residential  Funding in the  Assignment  Agreement.  In
connection with the purchase of or substitution  for any such Mortgage Loan by
Residential  Funding,  the Trustee shall assign to Residential  Funding all of the  Trustee's  right,  title  and  interest  in  respect  of  the  Assignment
Agreement applicable to such Mortgage Loan.

Section 2.05.     Execution and Authentication of Certificates; Conveyance of
                  REMIC-I Regular Interests.

(a)   The Trustee  acknowledges the assignment to it of the Mortgage Loans and the  delivery of the  Custodial  Files to it, or the  Custodian on its behalf, subject to any  exceptions  noted,  together with the  assignment to it of all other  assets  included  in  the  Trust  Fund,  receipt  of  which  is  hereby acknowledged.  Concurrently with such delivery and in exchange  therefor,  the
Trustee,  pursuant  to the  written  request of the  Depositor  executed by an officer of the  Depositor,  has  executed and caused to be  authenticated  and delivered  to  or  upon  the  order  of  the  Depositor  the  Certificates  in authorized denominations which evidence ownership of the entire Trust Fund.

(b)   The  Depositor,  concurrently  with the execution  and delivery  hereof, does hereby  transfer,  assign,  set over and otherwise convey in trust to the
Trustee  without  recourse all the right,  title and interest of the Depositor in and to the REMIC I  Regular  Interests and the REMIC II  Regular  Interests
for the benefit of the holders of the Regular  Certificates  and Component III of the Class R  Certificates.  The Trustee acknowledges receipt of the REMIC I
Regular   Interests  and  REMIC II  Regular   Interests  (each  of  which  are
uncertificated)  and  declares  that it holds  and will hold the same in trust for the exclusive  use and benefit of the holders of the Regular  Certificates and Component  III of the Class R  Certificates.  The  interests  evidenced by
Component  III  of  the  Class R  Certificates,   together  with  the  Regular
Certificates,   constitute  the  entire  beneficial   ownership   interest  in
REMIC III.

Section 2.06.     Purposes and Powers of the Trust.

      The  purpose of the trust,  as  created  hereunder,  is to engage in the following activities:

       (a)  to sell the  Certificates  to the  Depositor  in exchange  for the
Mortgage Loans;

       (b)  to enter into and perform its obligations under this Agreement;

       (c)  to engage in those  activities  that are  necessary,  suitable  or convenient to accomplish the foregoing or are incidental  thereto or connected therewith; and

       (d)  subject  to  compliance  with  this  Agreement,  to engage in such other  activities as may be required in connection  with  conservation  of the
Trust Fund and the making of distributions to the Certificateholders.

      The trust is hereby  authorized to engage in the  foregoing  activities.
Notwithstanding  the provisions of  Section 11.01,  the trust shall not engage in any activity  other than in connection  with the foregoing or other than as required or authorized by the terms of this  Agreement  while any  Certificate is outstanding,  and this Section 2.06 may not be amended, without the consent of the  Certificateholders  evidencing  a  majority  of the  aggregate  Voting
Rights of the Certificates.

Section 2.07.     Agreement Regarding Ability to Disclose.

      The  Depositor,  the Master  Servicer and the Trustee hereby agree that, notwithstanding  any other express or implied  agreement to the contrary,  any and all Persons, and any of their respective employees,  representatives,  and other agents may disclose,  immediately upon  commencement of discussions,  to any and all Persons,  without  limitation  of any kind,  the tax treatment and tax  structure of the  transaction  and all  materials of any kind  (including opinions or other tax  analyses)  that are provided to any of them relating to such tax  treatment and tax  structure.  For purposes of this  paragraph,  the terms "tax," "tax  treatment,"  "tax structure," and "tax benefit" are defined under Treasury Regulationss.1.6011-4(c).

ARTICLE III

                ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

Section 3.01.     Master Servicer to Act as Servicer.

(a)   The Master  Servicer  shall service and administer the Mortgage Loans in accordance  with  the  terms of this  Agreement  and the  respective  Mortgage
Loans,  following  such  procedures  as it  would  employ  in its  good  faith business  judgment  and which are  normal  and usual in its  general  mortgage servicing  activities,  and shall have full power and authority,  acting alone or through Subservicers as provided in Section 3.02,  to do any and all things which it may deem  necessary or desirable in  connection  with such  servicing and  administration.  Without  limiting the generality of the  foregoing,  the
Master  Servicer  in its own name or in the name of a  Subservicer  is  hereby authorized  and  empowered  by the  Trustee  when the Master  Servicer  or the
Subservicer,  as the  case  may  be,  believes  it  appropriate  in  its  best judgment, to execute and deliver, on behalf of the  Certificateholders and the
Trustee  or  any  of  them,  any  and  all   instruments  of  satisfaction  or
cancellation,  or of partial or full  release or  discharge,  or of consent to assumption or  modification in connection  with a proposed  conveyance,  or of
assignment  of  any  Mortgage  and  Mortgage  Note  in  connection   with  the
repurchase of a Mortgage Loan and all other  comparable  instruments,  or with respect to the  modification  or re-recording of a Mortgage for the purpose of correcting  the  Mortgage,  the  subordination  of the lien of the Mortgage in favor of a public utility company or government  agency or unit with powers of
eminent  domain,   the  taking  of  a  deed  in  lieu  of   foreclosure,   the
commencement,   prosecution   or  completion   of  judicial  or   non-judicial
foreclosure,  the conveyance of a Mortgaged  Property to the related  insurer, the  acquisition  of any property  acquired by  foreclosure or deed in lieu of foreclosure,  or the  management,  marketing  and  conveyance  of any property acquired by  foreclosure  or deed in lieu of  foreclosure  with respect to the
Mortgage  Loans and with  respect  to the  Mortgaged  Properties.  The  Master
Servicer further is authorized and empowered by the Trustee,  on behalf of the
Certificateholders  and the  Trustee,  in its own  name or in the  name of the
Subservicer,  when the Master Servicer or the Subservicer, as the case may be, believes it is  appropriate in its best judgment to register any Mortgage Loan on the  MERS(R)System,  or cause  the  removal  from the  registration  of any
Mortgage  Loan on the MERS(R)System,  to execute and deliver,  on behalf of the
Trustee and the  Certificateholders or any of them, any and all instruments of assignment and other  comparable  instruments  with respect to such assignment or re-recording  of a Mortgage in the name of MERS,  solely as nominee for the
Trustee and its  successors and assigns.  Any expenses  incurred in connection with the actions  described in the  preceding  sentence  shall be borne by the
Master  Servicer  in  accordance  with  Section 3.16(c),   with  no  right  of
reimbursement;  provided,  that  if,  as a  result  of MERS  discontinuing  or becoming  unable to continue  operations in connection  with the MERS(R)System, it becomes  necessary to remove any  Mortgage  Loan from  registration  on the
MERS(R)System and to arrange for the  assignment  of the related  Mortgages to the Trustee,  then any related  expenses shall be  reimbursable  to the Master
Servicer as set forth in  Section 3.10(a)(ii).  Notwithstanding the foregoing,
subject  to  Section 3.07(a),   the  Master  Servicer  shall  not  permit  any
modification  with respect to any Mortgage  Loan that would both  constitute a sale or exchange of such Mortgage Loan within the meaning of  Section 1001  of the  Code  and  any  proposed,  temporary  or  final  regulations  promulgated thereunder (other than in connection with a proposed  conveyance or assumption of such  Mortgage  Loan that is  treated  as a  Principal  Prepayment  in Full pursuant to  Section 3.13(d)  hereof) and cause any REMIC created hereunder to fail to qualify as a REMIC  under the Code.  The  Trustee  shall  furnish  the
Master Servicer with any powers of attorney and other  documents  necessary or appropriate  to enable  the Master  Servicer  to service  and  administer  the
Mortgage  Loans.  The Trustee  shall not be liable for any action taken by the
Master  Servicer  or any  Subservicer  pursuant  to such powers of attorney or other documents.  In servicing and administering any  Nonsubserviced  Mortgage
Loan, the Master  Servicer  shall,  to the extent not  inconsistent  with this
Agreement,  comply with the Program Guide as if it were the originator of such
Mortgage  Loan and had  retained  the  servicing  rights  and  obligations  in respect thereof.

      If the Mortgage  relating to a Mortgage  Loan did not have a lien senior to the  Mortgage  Loan on the  related  Mortgaged  Property  as of the Cut-off
Date,  then the Master  Servicer,  in such  capacity,  may not  consent to the placing of a lien  senior to that of the  Mortgage  on the  related  Mortgaged
Property.  If the  Mortgage  relating to a Mortgage  Loan had a lien senior to the Mortgage  Loan on the related  Mortgaged  Property as of the Cut-off Date, then the Master Servicer, in such capacity,  may consent to the refinancing of the prior senior lien, provided that the following requirements are met:

            (i)   (A)   the  Mortgagor's  debt-to-income  ratio resulting from
such refinancing is less than the original  debt-to-income  ratio as set forth on the Mortgage Loan Schedule;  provided,  however,  that in no instance shall the resulting Combined  Loan-to-Value Ratio ("Combined  Loan-to-Value  Ratio")
of such Mortgage Loan be higher than that permitted by the Program Guide; or

                   (B)  the  resulting  Combined  Loan-to-Value  Ratio of such
Mortgage  Loan is no higher  than the  Combined  Loan-to-Value  Ratio prior to such refinancing;  provided,  however,  if such refinanced  mortgage loan is a
"rate and term"  mortgage loan  (meaning,  the Mortgagor  does not receive any cash from the refinancing),  the Combined  Loan-to-Value Ratio may increase to the extent of either (x) the reasonable  closing costs of such  refinancing or
(y) any  decrease  in the  value of the  related  Mortgaged  Property,  if the
Mortgagor is in good standing as defined by the Program Guide;

            (ii)  the interest  rate,  or, in the case of an  adjustable  rate existing  senior lien, the maximum  interest rate, for the loan evidencing the refinanced  senior lien is no more than 2.0% higher than the interest  rate or the maximum  interest  rate,  as the case may be, on the loan  evidencing  the existing  senior  lien  immediately  prior  to the  date of such  refinancing;
provided,  however (A) if the loan  evidencing the existing  senior lien prior to the date of refinancing  has an adjustable rate and the loan evidencing the refinanced  senior lien has a fixed rate,  then the current  interest  rate on the loan  evidencing the refinanced  senior lien may be up to 2.0% higher than the  then-current  loan rate of the loan  evidencing the existing  senior lien and (B) if the loan  evidencing the existing  senior lien prior to the date of refinancing  has a fixed rate and the loan  evidencing the  refinanced  senior lien has an  adjustable  rate,  then  the  maximum  interest  rate on the loan evidencing the  refinanced  senior lien shall be less than or equal to (x) the interest  rate on the loan  evidencing  the existing  senior lien prior to the date of refinancing plus (y) 2.0%; and

            (iii) the  loan  evidencing  the  refinanced  senior  lien  is not subject to negative amortization.

(b)   The Master Servicer  shall, to the extent  consistent with the servicing standards set forth herein,  take whatever actions as may be necessary to file a claim  under  or  enforce  or allow  the  Trustee  to file a claim  under or enforce  any  title  insurance  policy  with  respect  to  any  Mortgage  Loan
including,   without   limitation,   joining  in  or  causing  any  Seller  or
Subservicer (or any other party in possession of any title  insurance  policy)
to join in any claims process, negotiations,  actions or proceedings necessary to make a claim under or enforce any title insurance  policy.  Notwithstanding anything in this  Agreement to the  contrary,  the Master  Servicer  shall not
(unless the  Mortgagor is in default with respect to the Mortgage Loan or such default is, in the judgment of the Master  Servicer,  reasonably  foreseeable)
make or permit  any  modification,  waiver,  or  amendment  of any term of any
Mortgage  Loan that would both  (i) effect  an exchange or  reissuance of such
Mortgage Loan under Section 1001 of the Code (or final,  temporary or proposed
Treasury regulations  promulgated thereunder) (other than in connection with a proposed  conveyance  or assumption of such Mortgage Loan that is treated as a
Principal  Prepayment  in Full  pursuant to  Section 3.13(d)  hereof) and (ii)
cause any REMIC formed  hereunder to fail to qualify as a REMIC under the Code or the imposition of any tax on "prohibited  transactions" or  "contributions"
after the startup date under the REMIC Provisions.

(c)   In connection with servicing and  administering  the Mortgage Loans, the
Master  Servicer  and any  Affiliate  of the Master  Servicer  (i) may perform services  such as  appraisals  and  brokerage  services  that are  customarily provided  by Persons  other than  servicers  of mortgage  loans,  and shall be entitled to reasonable  compensation  therefor in accordance with Section 3.10 and (ii) may,  at its own  discretion  and on behalf  of the  Trustee,  obtain credit information in the form of a "credit score" from a Credit Repository.

(d)   All  costs  incurred  by  the  Master  Servicer  or by  Subservicers  in effecting  the  timely  payment  of taxes and  assessments  on the  properties subject to the  Mortgage  Loans  shall  not,  for the  purpose of  calculating monthly distributions to the Certificateholders,  be added to the amount owing under  the  related  Mortgage  Loans,  notwithstanding  that the terms of such
Mortgage  Loan so permit,  and such costs shall be  recoverable  to the extent permitted by Section 3.10(a)(ii).

(e)   The Master  Servicer may enter into one or more agreements in connection with the offering of pass-through  certificates evidencing interests in one or more of the  Certificates  providing for the payment by the Master Servicer of amounts  received by the Master Servicer as servicing  compensation  hereunder and required to cover certain Prepayment  Interest  Shortfalls on the Mortgage
Loans,  which  payment  obligation  will  thereafter  be an  obligation of the
Master Servicer hereunder.

(f)   The  relationship  of the Master  Servicer  (and of any successor to the
Master  Servicer)  to the  Depositor  under this  Agreement is intended by the parties  to be  that of an  independent  contractor  and  not  that of a joint venturer, partner or agent.

(g)   The Master  Servicer  shall  comply with the terms of  Section 9  of the
Assignment Agreement.

Section 3.02.     Subservicing Agreements Between Master Servicer and
                  Subservicers; Enforcement of Subservicers' Obligations.

(a)   The Master  Servicer  may  continue  in effect  Subservicing  Agreements entered into by Residential  Funding and  Subservicers  prior to the execution
and  delivery  of  this  Agreement,   and  may  enter  into  new  Subservicing
Agreements with  Subservicers,  for the servicing and administration of all or some  of  the  Mortgage  Loans.  Each  Subservicer  shall  be  either  (i)  an institution  the  accounts  of which are  insured by the FDIC or (ii)  another entity that  engages in the  business of  originating  or  servicing  mortgage loans,  and in either case shall be  authorized  to  transact  business in the state or states in which the  related  Mortgaged  Properties  it is to service are situated,  if and to the extent  required by applicable  law to enable the
Subservicer to perform its  obligations  hereunder and under the  Subservicing
Agreement,  and in either  case  shall be a  Freddie  Mac,  Fannie  Mae or HUD approved  mortgage  servicer.  Each  Subservicer  of a Mortgage  Loan shall be entitled  to receive and  retain,  as  provided  in the  related  Subservicing
Agreement and in Section 3.07,  the related  Subservicing Fee from payments of interest  received on such Mortgage Loan after payment of all amounts required to be remitted to the Master  Servicer in respect of such Mortgage  Loan.  For any Mortgage Loan that is a Nonsubserviced  Mortgage Loan, the Master Servicer shall be entitled to receive  and retain an amount  equal to the  Subservicing
Fee  from  payments  of  interest.  Unless  the  context  otherwise  requires, references  in this  Agreement  to actions  taken or to be taken by the Master
Servicer in servicing the Mortgage Loans include  actions taken or to be taken by  a  Subservicer  on  behalf  of  the  Master  Servicer.  Each  Subservicing
Agreement  will be upon such terms and  conditions as are  generally  required
by,   permitted  by  or  consistent   with  the  Program  Guide  and  are  not
inconsistent   with  this  Agreement  and  as  the  Master  Servicer  and  the
Subservicer  have  agreed.  With  the  approval  of  the  Master  Servicer,  a
Subservicer may delegate its servicing  obligations to third-party  servicers, but such  Subservicer  will remain  obligated  under the related  Subservicing
Agreement.  The Master  Servicer and a Subservicer  may enter into  amendments thereto or a different form of Subservicing  Agreement,  and the form referred to or included in the Program  Guide is merely  provided for  information  and shall not be deemed  to limit in any  respect  the  discretion  of the  Master
Servicer to modify or enter into different Subservicing Agreements;  provided, however,  that any such amendments or different forms shall be consistent with and not violate the  provisions of either this  Agreement or the Program Guide in a manner which would  materially and adversely  affect the interests of the
Certificateholders.  The Program  Guide and any other  Subservicing  Agreement entered into between the Master  Servicer and any  Subservicer  shall  require the  Subservicer to accurately  and fully report its borrower  credit files to each of the Credit Repositories in a timely manner.

(b)   As part of its servicing activities hereunder,  the Master Servicer, for the  benefit of the  Trustee  and the  Certificateholders,  shall use its best reasonable  efforts to enforce the obligations of each  Subservicer  under the related  Subservicing  Agreement and of each Seller under the related Seller's
Agreement,  to the  extent  that the  non-performance  of any such  obligation would have a  material  and  adverse  effect on a  Mortgage  Loan,  including, without  limitation,  the obligation to purchase a Mortgage Loan on account of defective  documentation,  as  described in  Section 2.02,  or on account of a breach of a representation  or warranty,  as described in  Section 2.04.  Such enforcement,  including,  without limitation, the legal prosecution of claims,
termination   of   Subservicing   Agreements   or  Seller's   Agreements,   as
appropriate,  and the pursuit of other appropriate remedies,  shall be in such form  and  carried  out to  such an  extent  and at  such  time as the  Master
Servicer  would  employ  in its good  faith  business  judgment  and which are normal and usual in its  general  mortgage  servicing  activities.  The Master
Servicer  shall  pay the costs of such  enforcement  at its own  expense,  and shall be reimbursed  therefor only (i) from a general recovery  resulting from such  enforcement  to the  extent,  if any,  that such  recovery  exceeds  all amounts  due in respect of the related  Mortgage  Loan or (ii) from a specific recovery of costs,  expenses or attorneys  fees against the party against whom such  enforcement  is  directed.  For  purposes  of  clarification  only,  the parties agree that the  foregoing is not intended to, and does not,  limit the ability  of the  Master  Servicer  to be  reimbursed  for  expenses  that  are incurred in connection with the enforcement of a Seller's  obligations and are reimbursable pursuant to Section 3.10(a)(vii).

Section 3.03.     Successor Subservicers.

      The Master  Servicer  shall be entitled to  terminate  any  Subservicing
Agreement  that may exist in accordance  with the terms and conditions of such
Subservicing   Agreement  and  without  any   limitation  by  virtue  of  this
Agreement;  provided,  however,  that  in  the  event  of  termination  of any
Subservicing  Agreement by the Master Servicer or the Subservicer,  the Master
Servicer  shall either act as servicer of the related  Mortgage  Loan or enter into a  Subservicing  Agreement  with a  successor  Subservicer  which will be bound by the  terms  of the  related  Subservicing  Agreement.  If the  Master
Servicer or any  Affiliate of  Residential  Funding acts as servicer,  it will
not  assume   liability  for  the   representations   and  warranties  of  the
Subservicer  which  it  replaces.   If  the  Master  Servicer  enters  into  a
Subservicing  Agreement  with a  successor  Subservicer,  the Master  Servicer shall  use  reasonable  efforts  to  have  the  successor  Subservicer  assume liability  for the  representations  and  warranties  made  by the  terminated
Subservicer in respect of the related  Mortgage Loans and, in the event of any such assumption by the successor Subservicer,  the Master Servicer may, in the exercise of its business  judgment,  release the terminated  Subservicer  from liability for such representations and warranties.

Section 3.04.     Liability of the Master Servicer.

      Notwithstanding  any  Subservicing  Agreement,  any of the provisions of this  Agreement  relating to  agreements  or  arrangements  between the Master
Servicer or a Subservicer  or reference to actions taken through a Subservicer or otherwise,  the Master  Servicer  shall remain  obligated and liable to the
Trustee,  and  Certificateholders  for the servicing and  administering of the
Mortgage  Loans in  accordance  with the  provisions of  Section 3.01  without diminution  of such  obligation  or liability  by virtue of such  Subservicing
Agreements  or  arrangements  or  by  virtue  of   indemnification   from  the
Subservicer  or the  Depositor and to the same extent and under the same terms
and   conditions  as  if  the  Master   Servicer   alone  were  servicing  and
administering  the Mortgage  Loans.  The Master  Servicer shall be entitled to enter into any agreement with a Subservicer or Seller for  indemnification  of the Master  Servicer and nothing  contained in this Agreement  shall be deemed to limit or modify such indemnification.

Section 3.05.     No Contractual Relationship Between Subservicer and Trustee
                  or Certificateholders.

      Any  Subservicing  Agreement  that may be  entered  into  and any  other
transactions   or  services   relating  to  the  Mortgage  Loans  involving  a
Subservicer  in its capacity as such and not as an originator  shall be deemed to be between the Subservicer  and the Master Servicer alone,  and the Trustee and  Certificateholders  shall not be deemed parties thereto and shall have no claims,  rights,  obligations,  duties  or  liabilities  with  respect  to the
Subservicer in its capacity as such except as set forth in  Section 3.06.  The foregoing  provision shall not in any way limit a Subservicer's  obligation to cure an omission or defect or to  repurchase a Mortgage Loan as referred to in
Section 2.02 hereof.

Section 3.06.     Assumption or  Termination  of  Subservicing  Agreements by
                  Trustee.

(a)   In the event the Master  Servicer  shall for any reason no longer be the master servicer (including by reason of an Event of Default),  the Trustee, as successor  Master  Servicer,  its designee or its  successor  shall  thereupon assume all of the rights and  obligations  of the Master  Servicer  under each
Subservicing  Agreement  that may have been entered  into.  The  Trustee,  its designee or the  successor  servicer  for the Trustee  shall be deemed to have assumed all of the Master  Servicer's  interest  therein and to have  replaced the  Master  Servicer  as a party to the  Subservicing  Agreement  to the same extent as if the  Subservicing  Agreement  had been  assigned to the  assuming party  except  that the Master  Servicer  shall not thereby be relieved of any liability or obligations under the Subservicing Agreement.

(b)   The  Master  Servicer  shall,  upon  request of the  Trustee  but at the expense of the Master  Servicer,  deliver to the assuming  party all documents and records  relating to each  Subservicing  Agreement and the Mortgage  Loans then being serviced and an accounting of amounts  collected and held by it and otherwise  use its best efforts to effect the orderly and  efficient  transfer of each Subservicing Agreement to the assuming party.

Section 3.07.     Collection of Certain Mortgage Loan Payments; Deposits to
                  Custodial Account.

(a)   The Master  Servicer  shall  make  reasonable  efforts  to  collect  all payments called for under the terms and provisions of the Mortgage Loans,  and shall, to the extent such  procedures  shall be consistent with this Agreement and the terms and provisions of any related Primary Insurance  Policy,  follow such  collection  procedures  as it would  employ in its good  faith  business judgment  and which are normal  and usual in its  general  mortgage  servicing
activities.   Consistent  with  the  foregoing,   the  Master  Servicer  or  a
Subservicer may in its discretion  (subject to the terms and conditions of the
Assignment  Agreement)  (i) waive  any late payment  charge or any  prepayment charge or penalty  interest in  connection  with the  prepayment of a Mortgage
Loan and (ii)  extend  the Due Date for  payments  due on a  Mortgage  Loan in accordance  with  the  Program  Guide,  provided,  however,  that  the  Master
Servicer  shall first  determine  that any such waiver or  extension  will not impair the  coverage of any related  Primary  Insurance  Policy or  materially adversely affect the lien of the related  Mortgage.  Notwithstanding  anything in this Section to the contrary,  the Master Servicer or any Subservicer shall not enforce any prepayment  charge to the extent that such  enforcement  would violate any applicable law. In the event of any such  arrangement,  the Master
Servicer  shall make timely  advances on the related  Mortgage Loan during the scheduled  period  in  accordance  with  the  amortization  schedule  of  such
Mortgage  Loan  without  modification  thereof by reason of such  arrangements unless  otherwise  agreed to by the  Holders of the  Classes  of  Certificates affected thereby;  provided,  however, that no such extension shall be made if any advance would be a  Nonrecoverable  Advance.  Consistent with the terms of this Agreement,  the Master  Servicer may also waive,  modify or vary any term of any Mortgage Loan or consent to the postponement of strict  compliance with any such term or in any manner  grant  indulgence  to any  Mortgagor if in the
Master Servicer's  determination  such waiver,  modification,  postponement or
indulgence   is   not   materially   adverse   to   the   interests   of   the
Certificateholders  (taking  into  account any  estimated  Realized  Loss that might result absent such action), provided,  however, that the Master Servicer may not modify  materially  or permit any  Subservicer  to modify any Mortgage
Loan,  including  without  limitation any  modification  that would change the
Mortgage  Rate,  forgive the payment of any  principal or interest  (unless in connection  with the  liquidation  of the related  Mortgage  Loan or except in connection  with  prepayments  to the extent that such  reamortization  is not inconsistent  with the terms of the  Mortgage  Loan),  capitalize  any amounts owing on the Mortgage Loan by adding such amount to the outstanding  principal balance  of the  Mortgage  Loan,  or extend  the final  maturity  date of such
Mortgage Loan,  unless such Mortgage Loan is in default or, in the judgment of
the  Master  Servicer,  such  default  is  reasonably  foreseeable.   No  such
modification  shall  reduce the  Mortgage  Rate on a  Mortgage  Loan below the greater of  (A) one-half of the Mortgage Rate as in effect on the Cut-off Date and  (B) one-half  of the  Mortgage  Rate  as in  effect  on the  date of such modification,  but not less than the sum of the Servicing Fee Rate and the per annum rate at which the  Subservicing  Fee accrues.  The final  maturity  date for any Mortgage Loan shall not be extended  beyond the Maturity  Date.  Also, the aggregate  principal  balance of all  Reportable  Modified  Mortgage Loans subject to  Servicing  Modifications  (measured  at the time of the  Servicing
Modification and after giving effect to any Servicing  Modification) can be no more than five  percent of the  aggregate  principal  balance of the  Mortgage
Loans as of the Cut-off Date, provided,  that such limit may be increased from time to time if each  Rating  Agency  provides  written  confirmation  that an increase  in excess of that limit will not reduce the rating  assigned  to any
Class of   Certificates   by  such  Rating  Agency  below  the  lower  of  the
then-current  rating or the rating  assigned  to such  Certificates  as of the
Closing  Date by such Rating  Agency.  In  addition,  any  amounts  owing on a
Mortgage  Loan added to the  outstanding  principal  balance of such  Mortgage
Loan must be fully  amortized  over the term of such Mortgage  Loan,  and such amounts may be added to the outstanding  principal  balance of a Mortgage Loan only once during the life of such Mortgage  Loan.  Also,  the addition of such
amounts   described  in  the  preceding   sentence  shall  be  implemented  in
accordance with the Program Guide and may be implemented  only by Subservicers that  have  been  approved  by the  Master  Servicer  for  such  purposes.  In connection  with any Curtailment of a Mortgage Loan, the Master  Servicer,  to
the extent not inconsistent  with the terms of the Mortgage Note and local law and practice,  may permit the Mortgage Loan to be  re-amortized  such that the
Monthly  Payment is  recalculated  as an amount that will fully  amortize  the remaining  principal  balance  thereof by the original  maturity date based on the original Mortgage Rate;  provided,  that such reamortization  shall not be permitted  if it  would  constitute  a  reissuance  of the  Mortgage  Loan for federal income tax purposes.

(b)   The Master Servicer shall establish and maintain a Custodial  Account in which the Master  Servicer  shall  deposit or cause to be deposited on a daily basis,  except  as  otherwise  specifically  provided  herein,  the  following payments  and  collections  remitted  by  Subservicers  or  received  by it in respect of the Mortgage  Loans  subsequent  to the Cut-off Date (other than in respect of Monthly Payments due before or in the month of the Cut-off Date):

(i)   All payments on account of principal,  including  Principal  Prepayments made by  Mortgagors on the Mortgage  Loans and the principal  component of any
Subservicer  Advance or of any REO Proceeds received in connection with an REO
Property for which an REO Disposition has occurred;

(ii)  All  payments on account of interest at the  Adjusted  Mortgage  Rate on the  Mortgage  Loans,  including  the interest  component  of any  Subservicer
Advance or of any REO  Proceeds  received in  connection  with an REO Property for which an REO Disposition has occurred;

(iii) Insurance Proceeds,  Subsequent Recoveries and Liquidation Proceeds (net
of any related expenses of the Subservicer);

(iv)  All proceeds of any Mortgage Loans purchased  pursuant to  Section 2.02,
2.03,  2.04 or 4.07  (including  amounts  received  from  Residential  Funding pursuant to the last  paragraph of Section 4  of the  Assignment  Agreement in respect of any  liability,  penalty or expense that  resulted from a breach of the  representation  and warranty set forth in clause  (xlvii) of Section 4 of the  Assignment  Agreement)  and  all  amounts  required  to be  deposited  in connection  with the  substitution  of a Qualified  Substitute  Mortgage  Loan pursuant to Section 2.03 or 2.04; and

(v)   Any amounts  required to be deposited  pursuant to  Section 3.07(c)  and any payments or collections received in the nature of prepayment charges.

The  foregoing  requirements  for deposit in the  Custodial  Account  shall be
exclusive,   it  being  understood  and  agreed  that,  without  limiting  the generality  of the  foregoing,  payments on the  Mortgage  Loans which are not part of the Trust Fund  (consisting  of Monthly  Payments due before or in the month of the Cut-off  Date) and  payments or  collections  consisting  of late payment  charges  or  assumption  fees may but need  not be  deposited  by the
Master  Servicer  in the  Custodial  Account.  In the  event  any  amount  not required to be deposited in the Custodial Account is so deposited,  the Master
Servicer may at any time withdraw such amount from the Custodial Account,  any provision herein to the contrary  notwithstanding.  The Custodial  Account may contain  funds that  belong to one or more trust funds  created  for  mortgage pass-through  certificates  of  other  series  and  may  contain  other  funds respecting  payments on mortgage  loans  belonging  to the Master  Servicer or serviced or master  serviced by it on behalf of others.  Notwithstanding  such commingling of funds,  the Master  Servicer shall keep records that accurately reflect  the  funds  on  deposit  in the  Custodial  Account  that  have  been identified by it as being  attributable  to the Mortgage  Loans.  With respect
to  Insurance  Proceeds,   Liquidation  Proceeds,  REO  Proceeds,   Subsequent
Recoveries  and the proceeds of the purchase of any Mortgage  Loan pursuant to
Sections 2.02,  2.03, 2.04 and 4.07 received in any calendar month, the Master
Servicer  may  elect  to treat  such  amounts  as  included  in the  Available
Distribution Amount for the Distribution Date in the month of receipt,  but is not  obligated to do so. If the Master  Servicer so elects,  such amounts will be  deemed to have been  received  (and any  related  Realized  Loss  shall be deemed to have  occurred)  on the last day of the month  prior to the  receipt thereof.

(c)   The Master  Servicer shall use its best efforts to cause the institution maintaining  the  Custodial  Account  to  invest  the  funds in the  Custodial
Account  attributable  to the Mortgage  Loans in Permitted  Investments  which shall  mature  not  later  than the  Certificate  Account  Deposit  Date  next following the date of such  investment  (with the exception of the Amount Held for Future  Distribution)  and which shall not be sold or disposed of prior to their  maturities.  All  income  and gain  realized  from any such  investment shall be for the  benefit  of the  Master  Servicer  as  additional  servicing compensation  and shall be  subject  to its  withdrawal  or order from time to time.  The amount of any losses  incurred  in respect of any such  investments attributable  to the  investment  of amounts in respect of the Mortgage  Loans shall be deposited in the Custodial  Account by the Master Servicer out of its
own funds immediately as realized.

(d)   The Master  Servicer  shall give  written  notice to the Trustee and the
Depositor  of any change in the  location  of the  Custodial  Account  and the location of the Certificate Account prior to the use thereof.

Section 3.08.     Subservicing Accounts; Servicing Accounts.

(a)   In  those  cases  where a  Subservicer  is  servicing  a  Mortgage  Loan pursuant to a  Subservicing  Agreement,  the Master  Servicer  shall cause the
Subservicer,   pursuant  to  the  Subservicing  Agreement,  to  establish  and maintain one or more Subservicing  Accounts which shall be an Eligible Account or, if such account is not an Eligible  Account,  shall generally  satisfy the requirements  of the Program  Guide and be otherwise  acceptable to the Master
Servicer and each Rating Agency.  The Subservicer  will be required thereby to deposit  into the  Subservicing  Account  on a daily  basis  all  proceeds  of
Mortgage Loans received by the  Subservicer,  less its  Subservicing  Fees and
unreimbursed   advances  and  expenses,   to  the  extent   permitted  by  the
Subservicing  Agreement.  If the  Subservicing  Account  is  not  an  Eligible
Account,  the Master  Servicer  shall be deemed to have  received  such monies upon  receipt  thereof  by  the  Subservicer.  The  Subservicer  shall  not be required to deposit in the  Subservicing  Account  payments or  collections in the nature of late  charges or  assumption  fees,  or payments or  collections received  in  the  nature  of  prepayment  charges  to  the  extent  that  the
Subservicer  is entitled to retain such amounts  pursuant to the  Subservicing
Agreement.  On or before the date  specified in the Program  Guide,  but in no event later than the  Determination  Date, the Master Servicer shall cause the
Subservicer,  pursuant to the Subservicing  Agreement,  to remit to the Master
Servicer  for  deposit  in  the  Custodial  Account  all  funds  held  in  the
Subservicing  Account  with  respect to each  Mortgage  Loan  serviced by such
Subservicer  that are  required  to be remitted  to the Master  Servicer.  The
Subservicer will also be required,  pursuant to the Subservicing Agreement, to advance on such  scheduled  date of remittance  amounts equal to any scheduled monthly  installments of principal and interest less its Subservicing  Fees on any  Mortgage  Loans for which  payment was not  received by the  Subservicer.
This  obligation  to advance with respect to each  Mortgage Loan will continue up to and  including  the first of the month  following  the date on which the related  Mortgaged  Property is sold at a  foreclosure  sale or is acquired by the  Trust  Fund  by  deed  in lieu of  foreclosure  or  otherwise.  All  such advances received by the Master Servicer shall be deposited  promptly by it in the Custodial Account.

(b)   The  Subservicer  may also be  required,  pursuant  to the  Subservicing
Agreement,  to remit to the  Master  Servicer  for  deposit  in the  Custodial
Account interest at the Adjusted  Mortgage Rate (or Modified Net Mortgage Rate
plus the rate per annum at which the  Servicing  Fee  accrues in the case of a
Modified  Mortgage Loan) on any  Curtailment  received by such  Subservicer in respect of a Mortgage  Loan from the related  Mortgagor  during any month that is to be applied by the Subservicer to reduce the unpaid principal  balance of the related Mortgage Loan as of the first day of such month,  from the date of application of such  Curtailment to the first day of the following  month. Any amounts paid by a Subservicer  pursuant to the preceding sentence shall be for the benefit of the Master Servicer as additional  servicing  compensation  and shall be subject to its  withdrawal  or order  from time to time  pursuant  to
Sections 3.10(a)(iv) and (v).

(c)   In addition to the Custodial  Account and the Certificate  Account,  the
Master  Servicer shall for any  Nonsubserviced  Mortgage Loan, and shall cause the  Subservicers  for Subserviced  Mortgage Loans to,  establish and maintain one or more Servicing  Accounts and deposit and retain therein all collections from the Mortgagors (or advances from  Subservicers) for the payment of taxes, assessments,  hazard insurance premiums, Primary Insurance Policy premiums, if applicable,  or  comparable  items for the  account  of the  Mortgagors.  Each
Servicing  Account shall satisfy the requirements  for a Subservicing  Account and,  to  the  extent  permitted  by  the  Program  Guide  or as is  otherwise acceptable  to the  Master  Servicer,  may  also  function  as a  Subservicing
Account.  Withdrawals  of  amounts  related  to the  Mortgage  Loans  from the
Servicing  Accounts  may be made  only to  effect  timely  payment  of  taxes, assessments,  hazard insurance premiums, Primary Insurance Policy premiums, if
applicable,   or  comparable  items,  to  reimburse  the  Master  Servicer  or
Subservicer  out of related  collections  for any  payments  made  pursuant to
Sections  3.11 (with  respect to the  Primary  Insurance  Policy)  and 3.12(a)
(with respect to hazard  insurance),  to refund to any  Mortgagors any sums as may be determined to be overages,  to pay interest, if required, to Mortgagors on balances in the  Servicing  Account or to clear and terminate the Servicing
Account at the termination of this Agreement in accordance  with  Section 9.01 or in accordance  with the Program  Guide.  As part of its  servicing  duties, the  Master  Servicer  shall,  and  the  Subservicers  will,  pursuant  to the
Subservicing  Agreements,  be  required to pay to the  Mortgagors  interest on funds in this account to the extent required by law.

(d)   The Master  Servicer  shall  advance  the  payments  referred  to in the preceding  subsection  that are not timely paid by the  Mortgagors or advanced by the  Subservicers on the date when the tax, premium or other cost for which such payment is intended is due, but the Master  Servicer shall be required so to advance only to the extent that such  advances,  in the good faith judgment of the Master  Servicer,  will be  recoverable  by the Master  Servicer out of
Insurance Proceeds, Liquidation Proceeds or otherwise.

Section 3.09.     Access to Certain Documentation and Information Regarding
                  the Mortgage Loans.

      In the event  that  compliance  with this  Section 3.09  shall  make any
Class of  Certificates  legal for investment by federally  insured savings and
loan   associations,   the  Master  Servicer  shall  provide,   or  cause  the
Subservicers to provide,  to the Trustee,  the Office of Thrift Supervision or
the FDIC and the  supervisory  agents  and  examiners  thereof  access  to the documentation  regarding the Mortgage Loans required by applicable regulations of the  Office of Thrift  Supervision,  such  access  being  afforded  without charge but only upon  reasonable  request and during normal  business hours at the offices  designated  by the Master  Servicer.  The Master  Servicer  shall permit such  representatives  to photocopy  any such  documentation  and shall provide  equipment for that purpose at a charge  reasonably  approximating the cost of such photocopying to the Master Servicer.

Section 3.10.     Permitted Withdrawals from the Custodial Account.

(a)   The Master  Servicer  may,  from time to time as provided  herein,  make withdrawals from the Custodial  Account of amounts on deposit therein pursuant to Section 3.07  that are attributable to the Mortgage Loans for the following purposes:

(i)   to make deposits into the Certificate  Account in the amounts and in the manner provided for in Section 4.01;

(ii)  to  reimburse   itself  or  the  related   Subservicer   for  previously
unreimbursed  Advances,  Servicing Advances or other expenses made pursuant to
Sections  3.01,  3.07(a),  3.08,  3.11,  3.12(a),  3.14 and 4.04 or  otherwise reimbursable  pursuant to the terms of this Agreement,  such withdrawal  right being limited to amounts  received on the related  Mortgage Loans  (including, for this purpose, REO Proceeds,  Insurance Proceeds,  Liquidation Proceeds and
proceeds from the purchase of a Mortgage Loan pursuant to Section 2.02,  2.03,
2.04 or 4.07) which  represent (A) Late  Collections  of Monthly  Payments for which  any  such  advance  was  made in the case of  Subservicer  Advances  or
Advances pursuant to Section 4.04 and  (B) recoveries of amounts in respect of which such advances were made in the case of Servicing Advances;

(iii) to pay to itself or the related  Subservicer (if not previously retained by such  Subservicer)  out of each payment  received by the Master Servicer on account of interest on a Mortgage  Loan as  contemplated  by Sections 3.14 and
3.16,  an amount  equal to that  remaining  portion of any such  payment as to interest (but not in excess of the Servicing Fee and the Subservicing  Fee, if not previously  retained) which,  when deducted,  will result in the remaining amount of such  interest  being  interest at a rate per annum equal to the Net
Mortgage  Rate  (or  Modified  Net  Mortgage  Rate in the  case of a  Modified
Mortgage  Loan) on the amount  specified in the  amortization  schedule of the related  Mortgage  Loan as the principal  balance  thereof at the beginning of the period  respecting which such interest was paid after giving effect to any previous Curtailments;

(iv)  to pay to itself as additional  servicing  compensation  any interest or investment income earned on funds and other property  deposited in or credited to  the  Custodial  Account  that  it is  entitled  to  withdraw  pursuant  to
Section 3.07(c);

(v)   to pay to itself as additional  servicing  compensation  any Foreclosure
Profits,  and any amounts  remitted by  Subservicers as interest in respect of
Curtailments pursuant to Section 3.08(b);

(vi)  to pay to itself,  a Subservicer,  a Seller,  Residential  Funding,  the
Depositor or any other  appropriate  Person,  as the case may be, with respect to each  Mortgage Loan or property  acquired in respect  thereof that has been purchased or otherwise transferred pursuant to Section 2.02,  2.03, 2.04, 4.07 or 9.01,  all amounts  received  thereon and not required to be distributed to
Certificateholders  as of the  date on  which  the  related  Stated  Principal
Balance or Purchase Price is determined;

(vii) to reimburse  itself or the related  Subservicer for any  Nonrecoverable
Advance or  Advances in the manner and to the extent  provided  in  subsection
(c) below,  and any Advance or  Servicing  Advance made in  connection  with a modified  Mortgage  Loan that is in default or, in the  judgment of the Master
Servicer,  default is reasonably  foreseeable pursuant to Section 3.07(a),  to the extent the amount of the  Advance or  Servicing  Advance  was added to the
Stated Principal Balance of the Mortgage Loan in a prior calendar month;

(viii)      to reimburse itself or the Depositor for expenses  incurred by and reimbursable to it or the Depositor pursuant to  Section 3.01(a),  3.11, 3.13,
3.14(c),  6.03,  10.01 or  otherwise,  or in  connection  with  enforcing  any repurchase,  substitution or  indemnification  obligation of any Seller (other than the Depositor or an Affiliate of the  Depositor)  pursuant to the related
Seller's Agreement;

(ix)  to  reimburse  itself  for  amounts  expended  by  it  (a)  pursuant  to
Section 3.14  in good faith in  connection  with the  restoration  of property damaged by an Uninsured Cause,  and (b) in  connection with the liquidation of a Mortgage Loan or  disposition of an REO Property to the extent not otherwise reimbursed pursuant to clause (ii) or (viii) above; and

(x)   to withdraw any amount  deposited in the Custodial  Account that was not required to be  deposited  therein  pursuant to  Section 3.07,  including  any payoff  fees or  penalties  or any other  additional  amounts  payable  to the
Master Servicer or Subservicer pursuant to the terms of the Mortgage Note.

(b)   Since, in connection with withdrawals  pursuant to clauses (ii),  (iii),
(v) and  (vi),  the  Master  Servicer's  entitlement  thereto  is  limited  to collections  or other  recoveries  on the related  Mortgage  Loan,  the Master
Servicer shall keep and maintain  separate  accounting,  on a Mortgage Loan by
Mortgage Loan basis,  for the purpose of justifying  any  withdrawal  from the
Custodial Account pursuant to such clauses.

(c)   The  Master  Servicer  shall be  entitled  to  reimburse  itself  or the related  Subservicer  for any advance made in respect of a Mortgage  Loan that the Master Servicer  determines to be a  Nonrecoverable  Advance by withdrawal from the Custodial  Account of amounts on deposit therein  attributable to the
Mortgage Loans on any Certificate  Account Deposit Date succeeding the date of
such   determination.   Such   right  of   reimbursement   in   respect  of  a
Nonrecoverable  Advance  relating to an Advance made pursuant to  Section 4.04 on any such  Certificate  Account  Deposit  Date shall be limited to an amount
not   exceeding   the   portion   of   such   advance   previously   paid   to
Certificateholders  (and not theretofore  reimbursed to the Master Servicer or the related Subservicer).

Section 3.11.     Maintenance of Primary Insurance Coverage.

(a)   The Master  Servicer shall not take, or permit any  Subservicer to take, any action  which would result in  noncoverage  under any  applicable  Primary
Insurance  Policy  of any  loss  which,  but for  the  actions  of the  Master
Servicer or  Subservicer,  would have been covered  thereunder.  To the extent coverage is available,  the Master  Servicer shall keep or cause to be kept in full force and effect each such Primary  Insurance  Policy until the principal balance of the  related  Mortgage  Loan  secured by a  Mortgaged  Property  is reduced to 80% or less of the Appraised  Value at  origination  in the case of such a Mortgage Loan having a Loan-to-Value  Ratio at origination in excess of
80%,  provided  that  such  Primary  Insurance  Policy  was in place as of the
Cut-off Date and the Master  Servicer had knowledge of such Primary  Insurance
Policy.  The  Master  Servicer  shall  not  cancel or refuse to renew any such
Primary  Insurance  Policy  applicable to a  Nonsubserviced  Mortgage Loan, or consent to any  Subservicer  canceling  or refusing to renew any such  Primary
Insurance  Policy  applicable to a Mortgage Loan subserviced by it, that is in effect  at the  date  of the  initial  issuance  of  the  Certificates  and is required  to be  kept  in  force  hereunder  unless  the  replacement  Primary
Insurance  Policy for such canceled or non-renewed  policy is maintained  with an insurer  whose  claims-paying  ability is  acceptable to each Rating Agency for  mortgage  pass-through  certificates  having a rating  equal to or better than the  lower of the  then-current  rating  or the  rating  assigned  to the
Certificates as of the Closing Date by such Rating Agency.

(b)   In connection with its activities as  administrator  and servicer of the
Mortgage Loans,  the Master Servicer agrees to present or to cause the related
Subservicer to present, on behalf of the Master Servicer, the Subservicer,  if any,  the Trustee  and  Certificateholders,  claims to the  insurer  under any
Primary  Insurance  Policies,  in a timely  manner  in  accordance  with  such policies,  and, in this regard,  to take or cause to be taken such  reasonable action as shall be necessary to permit  recovery  under any Primary  Insurance
Policies respecting  defaulted Mortgage Loans.  Pursuant to Section 3.07,  any
Insurance  Proceeds  collected by or remitted to the Master Servicer under any
Primary  Insurance  Policies  shall be  deposited  in the  Custodial  Account, subject to withdrawal pursuant to Section 3.10.

Section 3.12.     Maintenance  of Fire  Insurance  and Omissions and Fidelity
                  Coverage.

(a)   The Master  Servicer shall cause to be maintained for each Mortgage Loan fire  insurance  with  extended  coverage  in an amount  which is equal to the lesser of the principal  balance owing on such  Mortgage Loan  (together  with the  principal  balance of any mortgage  loan secured by a lien that is senior to the  Mortgage  Loan) or 100% of the  insurable  value of the  improvements;
provided,  however, that such coverage may not be less than the minimum amount required  to fully  compensate  for any loss or damage on a  replacement  cost basis. To the extent it may do so without  breaching the related  Subservicing
Agreement,  the Master  Servicer shall replace any  Subservicer  that does not cause such  insurance,  to the extent it is available,  to be maintained.  The
Master  Servicer  shall also cause to be maintained on property  acquired upon foreclosure,  or deed  in lieu of  foreclosure,  of any  Mortgage  Loan,  fire insurance  with extended  coverage in an amount which is at least equal to the
amount  necessary  to  avoid  the  application  of  any  co-insurance   clause
contained in the related hazard  insurance  policy.  Pursuant to Section 3.07, any amounts  collected by the Master  Servicer under any such policies  (other than  amounts  to be  applied  to the  restoration  or repair  of the  related
Mortgaged  Property  or  property  thus  acquired  or amounts  released to the
Mortgagor  in  accordance  with  the  Master   Servicer's   normal   servicing
procedures)  shall  be  deposited  in  the  Custodial   Account,   subject  to
withdrawal  pursuant  to  Section 3.10.   Any  cost  incurred  by  the  Master
Servicer  in  maintaining  any such  insurance  shall not,  for the purpose of calculating  monthly  distributions  to  Certificateholders,  be  added to the amount owing under the Mortgage  Loan,  notwithstanding  that the terms of the
Mortgage  Loan so  permit.  Such  costs  shall be  recoverable  by the  Master
Servicer  out of related  late  payments by the  Mortgagor or out of Insurance
Proceeds and  Liquidation  Proceeds to the extent  permitted by  Section 3.10.
It is understood and agreed that no earthquake or other  additional  insurance is to be required  of any  Mortgagor  or  maintained  on property  acquired in respect of a Mortgage  Loan other than  pursuant to such  applicable  laws and regulations  as  shall  at any time be in  force  and as  shall  require  such additional  insurance.  Whenever the improvements securing a Mortgage Loan are located  at the  time of  origination  of such  Mortgage  Loan in a  federally designated  special flood hazard area,  the Master  Servicer shall cause flood insurance  (to the extent  available)  to be  maintained  in respect  thereof.
Such  flood  insurance  shall be in an amount  equal to the  lesser of (i) the amount  required  to  compensate  for any  loss  or  damage  to the  Mortgaged
Property  on a  replacement  cost  basis and (ii) the  maximum  amount of such insurance  available  for the related  Mortgaged  Property  under the national flood  insurance  program  (assuming  that the area in  which  such  Mortgaged
Property is located is participating in such program).

      In the event  that the  Master  Servicer  shall  obtain  and  maintain a blanket fire insurance policy with extended  coverage  insuring against hazard losses on all of the Mortgage Loans,  it shall  conclusively be deemed to have satisfied  its  obligations  as  set  forth  in the  first  sentence  of  this
Section 3.12(a),  it being  understood and agreed that such policy may contain a deductible  clause,  in which case the Master  Servicer  shall, in the event that there shall not have been maintained on the related Mortgaged  Property a policy  complying  with the first sentence of this  Section 3.12(a)  and there shall have been a loss which would have been covered by such  policy,  deposit in the Certificate  Account the amount not otherwise payable under the blanket policy  because  of such  deductible  clause.  Any such  deposit by the Master
Servicer shall be made on the Certificate  Account Deposit Date next preceding the  Distribution  Date which occurs in the month following the month in which payments  under any such policy  would have been  deposited  in the  Custodial
Account.  In connection with its activities as  administrator  and servicer of the  Mortgage  Loans,  the Master  Servicer  agrees to  present,  on behalf of itself,  the Trustee and  Certificateholders,  claims  under any such  blanket policy.

(b)   The Master  Servicer  shall  obtain and  maintain at its own expense and keep in full force and effect  throughout the term of this Agreement a blanket fidelity  bond and an errors  and  omissions  insurance  policy  covering  the
Master  Servicer's  officers and employees and other persons  acting on behalf
of  the  Master  Servicer  in  connection  with  its  activities   under  this
AGREEMENT.  The amount of  coverage  shall be at least  equal to the  coverage that would be required  by Fannie Mae or Freddie  Mac,  whichever  is greater, with respect to the Master  Servicer if the Master Servicer were servicing and administering  the Mortgage  Loans for Fannie Mae or Freddie Mac. In the event that any such  bond or policy  ceases to be in  effect,  the  Master  Servicer shall  obtain a  comparable  replacement  bond or  policy  from an  issuer  or insurer, as the case may be, meeting the requirements,  if any, of the Program
Guide and acceptable to the Depositor.  Coverage of the Master  Servicer under a  policy  or  bond  obtained  by an  Affiliate  of the  Master  Servicer  and providing  the coverage  required by this  Section 3.12(b)  shall  satisfy the requirements of this Section 3.12(b).

Section 3.13.     Enforcement of Due-on-Sale Clauses; Assumption and
                  Modification Agreements; Certain Assignments.

(a)   When any  Mortgaged  Property is conveyed by the  Mortgagor,  the Master
Servicer or  Subservicer,  to the extent it has knowledge of such  conveyance, shall  enforce  any  due-on-sale  clause  contained  in any  Mortgage  Note or
Mortgage,  to the  extent  permitted  under  applicable  law and  governmental regulations,  but only to the extent that such  enforcement will not adversely
affect  or  jeopardize   coverage   under  any  Required   Insurance   Policy.
Notwithstanding  the  foregoing:  (i) the Master  Servicer shall not be deemed to be in  default  under this  Section 3.13(a)  by reason of any  transfer  or assumption  which the Master  Servicer is restricted  by law from  preventing;
and (ii) if the Master Servicer  determines that it is reasonably  likely that any  Mortgagor  will bring,  or if any Mortgagor  does bring,  legal action to declare  invalid  or  otherwise  avoid  enforcement  of a  due-on-sale  clause contained in any Mortgage Note or Mortgage,  the Master  Servicer shall not be required to enforce the due-on-sale clause or to contest such action.

(b)   Subject  to the  Master  Servicer's  or  related  Subservicer's  duty to enforce any due-on-sale clause to the extent set forth in Section 3.13(a),  in any case in which a  Mortgaged  Property  is to be  conveyed  to a Person by a
Mortgagor,  and such  Person is to enter into an  assumption  or  modification agreement or supplement to the Mortgage  Note or Mortgage  which  requires the signature  of the  Trustee,  or if an  instrument  of  release  signed  by the
Trustee is required  releasing  the Mortgagor  from  liability on the Mortgage
Loan, the Master  Servicer is authorized,  subject to the  requirements of the sentence  next  following,  to execute and deliver,  on behalf of the Trustee, the assumption  agreement with the Person to whom the Mortgaged Property is to be conveyed  and such  modification  agreement or  supplement  to the Mortgage
Note or Mortgage or other  instruments as are reasonable or necessary to carry out the terms of the  Mortgage  Note or Mortgage or  otherwise  to comply with any  applicable  laws  regarding  assumptions or the transfer of the Mortgaged
Property  to  such  Person;   provided,   however,  none  of  such  terms  and
requirements shall both constitute a "significant  modification"  effecting an exchange  or  reissuance  of such  Mortgage  Loan  under  the Code (or  final, temporary or proposed Treasury regulations  promulgated  thereunder) and cause any  REMIC created  hereunder  to fail to qualify as a REMIC under the Code or the  imposition of any tax on  "prohibited  transactions"  or  "contributions"
after the Startup Date under the REMIC  Provisions.  The Master Servicer shall execute and deliver such documents only if it reasonably  determines  that (i)
its  execution  and delivery  thereof  will not  conflict  with or violate any terms of this  Agreement  or cause the  unpaid  balance  and  interest  on the
Mortgage  Loan to be  uncollectible  in whole or in  part,  (ii) any  required consents of insurers under any Required  Insurance Policies have been obtained and  (iii)  subsequent  to  the  closing  of  the  transaction  involving  the assumption  or transfer (A) the Mortgage Loan will continue to be secured by a first  mortgage  lien (or,  with  respect to any junior lien, a junior lien of the same  priority  in  relation  to any senior  lien on such  Mortgage  Loan)
pursuant  to  the  terms  of the  Mortgage,  (B)  such  transaction  will  not adversely affect the coverage under any Required Insurance  Policies,  (C) the
Mortgage  Loan will fully  amortize over the  remaining  term thereof,  (D) no material  term  of the  Mortgage  Loan  (including  the  interest  rate on the
Mortgage  Loan)  will be  altered  nor will the term of the  Mortgage  Loan be changed and (E) if the  seller/transferor  of the Mortgaged  Property is to be released from  liability on the Mortgage  Loan,  the  buyer/transferee  of the
Mortgaged  Property  would be qualified  to assume the Mortgage  Loan based on generally  comparable  credit  quality and such release will not (based on the
Master  Servicer's  or  related   Subservicer's   good  faith   determination)
adversely  affect the  collectability  of the Mortgage  Loan.  Upon receipt of appropriate  instructions  from the Master  Servicer  in  accordance  with the foregoing,  the Trustee  shall  execute  any  necessary  instruments  for such assumption or  substitution  of liability as directed by the Master  Servicer.
Upon the  closing of the  transactions  contemplated  by such  documents,  the
Master  Servicer  shall cause the originals or true and correct  copies of the assumption agreement,  the release (if any), or the modification or supplement to the Mortgage  Note or Mortgage to be deposited  with the Mortgage  File for such Mortgage Loan.  Any fee collected by the Master  Servicer or such related
Subservicer  for entering  into an  assumption  or  substitution  of liability agreement will be retained by the Master Servicer or such related  Subservicer as additional servicing compensation.

(c)   The Master  Servicer  or the  related  Subservicer,  as the case may be, shall be entitled to approve a request from a Mortgagor for a partial  release of the related  Mortgaged  Property,  the  granting of an easement  thereon in favor  of  another  Person,  any  alteration  or  demolition  of  the  related
Mortgaged  Property or other similar matters if it has determined,  exercising its good faith  business  judgment  in the same  manner as it would if it were the owner of the related  Mortgage Loan, that the security for, and the timely and  full  collectability  of,  such  Mortgage  Loan  would  not be  adversely affected  thereby  and that any  REMIC  created  hereunder  would  not fail to continue  to  qualify  as a REMIC  under  the  Code as a  result  thereof  and
(subject to  Section 10.01(f))  that no tax on  "prohibited  transactions"  or
"contributions"  after the Startup Date would be imposed on any REMIC  created hereunder as a result  thereof.  Any fee  collected by the Master  Servicer or the related  Subservicer for processing such a request will be retained by the
Master Servicer or such Subservicer as additional servicing compensation.

(d)   Subject to any other  applicable terms and conditions of this Agreement, the Trustee and Master  Servicer shall be entitled to approve an assignment in lieu of satisfaction  with respect to any Mortgage Loan,  provided the obligee with  respect  to  such  Mortgage  Loan  following  such  proposed  assignment provides  the Trustee and Master  Servicer  with a "Lender  Certification  for
Assignment  of Mortgage  Loan" in the form attached  hereto as  Exhibit M,  in form and substance satisfactory to the Trustee and Master Servicer,  providing the  following:  (i) that the Mortgage  Loan is secured by Mortgaged  Property located in a jurisdiction  in which an assignment in lieu of  satisfaction  is required to preserve  lien  priority,  minimize  or avoid  mortgage  recording taxes or otherwise  comply with, or facilitate a refinancing  under,  the laws of such  jurisdiction;  (ii) that the substance of the  assignment  is, and is intended to be, a  refinancing  of such Mortgage Loan and that the form of the transaction  is solely to comply with, or facilitate  the  transaction  under, such  local  laws;  (iii)  that  the  Mortgage  Loan  following  the  proposed assignment  will have a rate of  interest  more than the greater of (A) 3% and
(B) 5% of the annual yield of the  unmodified  Mortgage  Loan,  below or above the rate of interest on such Mortgage Loan prior to such proposed  assignment;
and (iv) that such  assignment  is at the  request of the  borrower  under the
related   Mortgage   Loan.   Upon   approval  of  an  assignment  in  lieu  of
satisfaction  with respect to any Mortgage  Loan,  the Master  Servicer  shall receive  cash in an  amount  equal  to the  unpaid  principal  balance  of and accrued  interest on such Mortgage Loan,  and the Master  Servicer shall treat such amount as a Principal  Prepayment  in Full with respect to such  Mortgage
Loan for all purposes hereof.

Section 3.14.     Realization Upon Defaulted Mortgage Loans.

(a)   The  Master  Servicer  shall  foreclose  upon  or  otherwise  comparably convert  (which may include an REO  Acquisition)  the  ownership of properties securing  such of the Mortgage  Loans as come into and continue in default and as to  which  no  satisfactory  arrangements  can be made  for  collection  of delinquent  payments  pursuant  to  Section 3.07.  Alternatively,  the  Master
Servicer  may take other  actions in respect  of a  defaulted  Mortgage  Loan, which may include (i)  accepting a short sale (a payoff of the  Mortgage  Loan for an  amount  less  than the  total  amount  contractually  owed in order to facilitate a sale of the Mortgaged  Property by the Mortgagor) or permitting a short  refinancing  (a payoff of the Mortgage Loan for an amount less than the
total  amount   contractually   owed  in  order  to   facilitate   refinancing
transactions   by  the  Mortgagor  not  involving  a  sale  of  the  Mortgaged
Property),  (ii)  arranging  for a  repayment  plan  or  (iii)  agreeing  to a
modification  in  accordance  with  Section 3.07.   In  connection  with  such
foreclosure  or  other  conversion  or  action,  the  Master  Servicer  shall, consistent  with  Section 3.11,  follow such  practices  and  procedures as it shall  deem  necessary  or  advisable,  as shall be  normal  and  usual in its general  mortgage  servicing  activities and as shall be required or permitted by the Program  Guide;  provided that the Master  Servicer shall not be liable in any respect  hereunder if the Master  Servicer is acting in connection with any such  foreclosure  or  other  conversion  or  action  in a manner  that is consistent  with  the  provisions  of this  Agreement.  The  Master  Servicer, however,  shall  not be  required  to  expend  its own  funds or  incur  other
reimbursable  charges  in  connection  with  any  foreclosure,   or  attempted
foreclosure  which is not completed,  or towards the correction of any default on a related senior  mortgage loan, or towards the restoration of any property unless it shall determine (i) that such  restoration  and/or  foreclosure will increase  the  proceeds  of  liquidation  of the  Mortgage  Loan to Holders of
Certificates  of one or more Classes  after  reimbursement  to itself for such expenses  or  charges  and  (ii)  that  such  expenses  and  charges  will  be recoverable to it through Liquidation  Proceeds,  Insurance  Proceeds,  or REO
Proceeds  (respecting which it shall have priority for purposes of withdrawals from the  Custodial  Account  pursuant  to  Section 3.10,  whether or not such expenses  and  charges  are  actually  recoverable  from  related  Liquidation
Proceeds,  Insurance  Proceeds  or REO  Proceeds).  In  the  event  of  such a determination  by the Master Servicer  pursuant to this  Section 3.14(a),  the
Master  Servicer shall be entitled to  reimbursement  of its funds so expended pursuant to  Section 3.10.  In  addition,  the Master  Servicer may pursue any
remedies   that  may  be   available  in   connection   with  a  breach  of  a
representation  and  warranty  with  respect  to any  such  Mortgage  Loan  in accordance  with Sections 2.03 and 2.04.  However,  the Master Servicer is not
required to continue to pursue both  foreclosure  (or similar  remedies)  with respect to the Mortgage  Loans and remedies in  connection  with a breach of a
representation  and  warranty  if  the  Master  Servicer   determines  in  its
reasonable  discretion  that one such  remedy  is more  likely  to result in a greater  recovery  as to the  Mortgage  Loan.  Upon the  occurrence  of a Cash
Liquidation  or REO  Disposition,  following  the  deposit  in  the  Custodial
Account of all Insurance  Proceeds,  Liquidation  Proceeds and other  payments and  recoveries  referred to in the definition of "Cash  Liquidation"  or "REO
Disposition,"   as  applicable,   upon  receipt  by  the  Trustee  of  written
notification  of such deposit  signed by a Servicing  Officer,  the Trustee or the  Custodian,  as the case may be, shall release to the Master  Servicer the related  Custodial  File  and the  Trustee  shall  execute  and  deliver  such instruments  of transfer or  assignment  prepared by the Master  Servicer,  in each  case  without  recourse,  as shall be  necessary  to vest in the  Master
Servicer or its designee,  as the case may be, the related  Mortgage Loan, and
thereafter   such  Mortgage  Loan  shall  not  be  part  of  the  Trust  Fund.
Notwithstanding  the foregoing or any other  provision of this  Agreement,  in the Master  Servicer's sole discretion with respect to any defaulted  Mortgage
Loan or REO  Property  as to either of the  following  provisions,  (i) a Cash
Liquidation   or  REO   Disposition   may  be  deemed  to  have   occurred  if
substantially  all amounts  expected by the Master  Servicer to be received in connection with the related defaulted  Mortgage Loan or REO Property have been received,  and (ii) for purposes of determining  the amount of any Liquidation
Proceeds,  Insurance Proceeds,  REO Proceeds or other unscheduled  collections or the amount of any Realized Loss, the Master  Servicer may take into account minimal  amounts  of  additional  receipts  expected  to be  received  or  any
estimated   additional   liquidation  expenses  expected  to  be  incurred  in
connection with the related defaulted Mortgage Loan or REO Property.

(b)   In the event that title to any  Mortgaged  Property  is  acquired by the
Trust  Fund  as  an  REO  Property  by  foreclosure  or by  deed  in  lieu  of foreclosure,  the deed or  certificate  of sale shall be issued to the Trustee or to its nominee on behalf of  Certificateholders.  Notwithstanding  any such acquisition of title and  cancellation of the related  Mortgage Loan, such REO
Property shall (except as otherwise  expressly  provided herein) be considered to be an  Outstanding  Mortgage Loan held in the Trust Fund until such time as the REO Property  shall be sold.  Consistent  with the  foregoing for purposes of  all  calculations  hereunder  so  long  as  such  REO  Property  shall  be considered  to be an  Outstanding  Mortgage  Loan it  shall be  assumed  that, notwithstanding  that the indebtedness  evidenced by the related Mortgage Note shall have been  discharged,  such Mortgage Note and the related  amortization schedule in effect at the time of any such  acquisition of title (after giving effect to any  previous  Curtailments  and  before any  adjustment  thereto by reason of any  bankruptcy or similar  proceeding or any  moratorium or similar waiver or grace period) remain in effect.

(c)   In the event that the Trust Fund  acquires any REO Property as aforesaid or otherwise in  connection  with a default or imminent  default on a Mortgage
Loan,  the Master  Servicer on behalf of the Trust Fund shall  dispose of such
REO  Property  as  soon  as  practicable,  giving  due  consideration  to  the interests  of the  Certificateholders,  but in all  cases,  within  three full years  after  the  taxable  year of its  acquisition  by the  Trust  Fund  for purposes of  Section 860G(a)(8)  of the Code (or such shorter period as may be necessary under  applicable  state (including any state in which such property is located)  law to maintain the status of each REMIC  created  hereunder as a
REMIC under  applicable state law and avoid taxes resulting from such property failing to be  foreclosure  property  under  applicable  state law) or, at the expense of the Trust Fund, request,  more than 60 days before the day on which such grace period would  otherwise  expire,  an extension of such grace period unless the Master  Servicer  (subject  to  Section 10.01(f))  obtains  for the
Trustee  an  Opinion  of  Counsel,  addressed  to the  Trustee  and the Master
Servicer,  to the  effect  that  the  holding  by the  Trust  Fund of such REO
Property  subsequent to such period will not result in the imposition of taxes on "prohibited  transactions"  as defined in Section 860F of the Code or cause any REMIC  created  hereunder  to fail to qualify as a REMIC (for  federal (or any  applicable  State or local)  income  tax  purposes)  at any time that any
Certificates  are  outstanding,  in which case the Trust Fund may  continue to hold such REO Property  (subject to any  conditions  contained in such Opinion of Counsel).  The Master  Servicer shall be entitled to be reimbursed from the
Custodial  Account  for any  costs  incurred  in  obtaining  such  Opinion  of
Counsel,  as provided in Section 3.10.  Notwithstanding any other provision of this  Agreement,  no REO  Property  acquired by the Trust Fund shall be rented
(or  allowed to continue  to be rented) or  otherwise  used by or on behalf of the Trust Fund in such a manner or  pursuant to any terms that would (i) cause such REO  Property  to fail to qualify as  "foreclosure  property"  within the meaning of  Section 860G(a)(8)  of the Code or (ii) subject any REMIC  created hereunder to the  imposition of any federal  income taxes on the income earned
from  such  REO   Property,   including   any  taxes   imposed  by  reason  of
Section 860G(c)  of the  Code,  unless  the  Master  Servicer  has  agreed  to indemnify and hold  harmless the Trust Fund with respect to the  imposition of any such taxes.

(d)   The proceeds of any Cash  Liquidation,  REO  Disposition  or purchase or repurchase of any Mortgage Loan  pursuant to the terms of this  Agreement,  as well as any  recovery  (other than  Subsequent  Recoveries)  resulting  from a collection of Liquidation Proceeds,  Insurance Proceeds or REO Proceeds,  will be applied  in the  following  order of  priority:  first,  to  reimburse  the
Master   Servicer   or   the   related    Subservicer   in   accordance   with
Section 3.10(a)(ii);  second,  to  the  Certificateholders  to the  extent  of accrued and unpaid  interest on the Mortgage Loan, and any related REO Imputed
Interest,  at the Net Mortgage  Rate (or the Modified Net Mortgage Rate in the
case of a Modified  Mortgage  Loan), to the Due Date in the related Due Period prior to the  Distribution  Date on which such amounts are to be  distributed;
third,  to the  Certificateholders  as a recovery of principal on the Mortgage
Loan (or REO Property);  fourth,  to all Servicing Fees and Subservicing  Fees payable  therefrom (and the Master Servicer and the Subservicer  shall have no claims for any  deficiencies  with  respect to such fees which result from the foregoing allocation); and fifth, to Foreclosure Profits.

(e)   In the  event  of a  default  on a  Mortgage  Loan  one or more of whose obligors is not a United States Person,  in connection with any foreclosure or acquisition  of a deed in lieu of  foreclosure  (together,  "foreclosure")  in respect of such Mortgage  Loan,  the Master  Servicer  shall cause  compliance with the  provisions  of Treasury  Regulation  Section 1.1445-2(d)(3)  (or any
successor  thereto)  necessary to assure that no  withholding  tax  obligation arises with respect to the proceeds of such foreclosure  except to the extent, if any, that proceeds of such  foreclosure  are required to be remitted to the obligors on such Mortgage Loan.

Section 3.15.     Trustee to Cooperate; Release of Custodial Files.

(a)   Upon  becoming  aware of the payment in full of any  Mortgage  Loan,  or upon the receipt by the Master  Servicer  of a  notification  that  payment in full will be  escrowed in a manner  customary  for such  purposes,  the Master
Servicer  shall  immediately  notify  the  Trustee  (if it holds  the  related
Custodial  File) or the Custodian by a  certification  of a Servicing  Officer
(which  certification shall include a statement to the effect that all amounts received or to be received in connection  with such payment which are required to be deposited in the Custodial  Account  pursuant to Section 3.07  have been or will  be so  deposited),  substantially  in the  form  attached  hereto  as
Exhibit G,  or, in the case of a Custodian,  an  electronic  request in a form acceptable  to the  Custodian,  requesting  delivery  to it of  the  Custodial
File.  Upon  receipt of such  certification  and  request,  the Trustee  shall promptly  release,  or cause the Custodian to release,  the related  Custodial
File to the Master  Servicer.  The Master  Servicer is  authorized  to execute
and  deliver  to  the  Mortgagor  the  request  for   reconveyance,   deed  of
reconveyance  or  release  or  satisfaction  of  mortgage  or such  instrument releasing the lien of the  Mortgage,  together with the Mortgage Note with, as appropriate,  written  evidence  of  cancellation  thereon  and to  cause  the removal  from the  registration  on the MERS(R)System of such  Mortgage and to execute and deliver,  on behalf of the Trustee and the  Certificateholders  or any of them, any and all  instruments of  satisfaction  or  cancellation or of
partial  or  full  release,   including   any   applicable   UCC   termination
statements.  No  expenses  incurred  in  connection  with  any  instrument  of satisfaction  or deed of  reconveyance  shall be  chargeable  to the Custodial
Account or the Certificate Account.

(b)   From time to time as is appropriate  for the servicing or foreclosure of any Mortgage Loan, the Master Servicer shall deliver to the Custodian,  with a copy to the Trustee,  a certificate of a Servicing  Officer  substantially  in the form  attached as Exhibit G  hereto,  or, in the case of a  Custodian,  an electronic  request in a form  acceptable to the  Custodian,  requesting  that possession of all, or any document  constituting  part of, the Custodial  File be released to the Master  Servicer and  certifying  as to the reason for such release and that such  release  will not  invalidate  any  insurance  coverage provided  in  respect  of the  Mortgage  Loan  under  any  Required  Insurance
Policy.  Upon receipt of the foregoing,  the Trustee shall  deliver,  or cause the Custodian to deliver,  the Custodial  File or any document  therein to the
Master  Servicer.  The Master  Servicer shall cause each Custodial File or any document  therein so released to be returned to the Trustee,  or the Custodian as agent for the  Trustee  when the need  therefor  by the Master  Servicer no longer  exists,  unless  (i) the  Mortgage  Loan has been  liquidated  and the
Liquidation  Proceeds relating to the Mortgage Loan have been deposited in the
Custodial  Account  or  (ii) the  Custodial  File or such  document  has  been delivered  directly or through a  Subservicer  to an attorney,  or to a public trustee  or  other  public  official  as  required  by law,  for  purposes  of initiating or pursuing legal action or other  proceedings  for the foreclosure of the Mortgaged Property either judicially or non-judicially,  and the Master
Servicer  has  delivered  directly or through a  Subservicer  to the Trustee a certificate  of a Servicing  Officer  certifying as to the name and address of the Person to which such  Custodial  File or such  document was  delivered and the purpose or purposes of such delivery.  In the event of the  liquidation of a Mortgage  Loan,  the Trustee  shall  deliver  the  Request for Release  with respect  thereto  to  the  Master  Servicer  upon  the  Trustee's  receipt  of
notification   from  the  Master  Servicer  of  the  deposit  of  the  related
Liquidation Proceeds in the Custodial Account.

(c)   The  Trustee  or the  Master  Servicer  on the  Trustee's  behalf  shall
execute  and  deliver  to  the  Master  Servicer,  if  necessary,   any  court
pleadings,  requests for trustee's  sale or other  documents  necessary to the foreclosure  or  trustee's  sale in respect of a Mortgaged  Property or to any legal action brought to obtain judgment  against any Mortgagor on the Mortgage
Note or Mortgage or to obtain a deficiency  judgment,  or to enforce any other remedies or rights  provided  by the  Mortgage  Note or Mortgage or  otherwise available at law or in equity.  Together with such  documents or pleadings (if signed by the  Trustee),  the Master  Servicer  shall deliver to the Trustee a
certificate  of  a  Servicing  Officer   requesting  that  such  pleadings  or
documents  be executed by the  Trustee  and  certifying  as to the reason such documents  or  pleadings  are  required  and that the  execution  and delivery thereof by the Trustee shall not invalidate  any insurance  coverage under any
Required  Insurance  Policy or invalidate or otherwise  affect the lien of the
Mortgage,  except for the  termination  of such a lien upon  completion of the foreclosure or trustee's sale.

Section 3.16.     Servicing and Other Compensation; Compensating Interest.

(a)   The Master  Servicer,  as  compensation  for its  activities  hereunder, shall be entitled to receive on each  Distribution  Date the amounts  provided for by  clauses  (iii),  (iv),  (v) and (vi) of  Section 3.10(a),  subject  to clause (e) below.  The amount of servicing  compensation  provided for in such clauses shall be accounted for on a Mortgage  Loan-by-Mortgage  Loan basis. In the event that Liquidation Proceeds,  Insurance Proceeds and REO Proceeds (net
of amounts reimbursable therefrom pursuant to  Section 3.10(a)(ii)) in respect of a Cash Liquidation or REO Disposition  exceed the unpaid principal  balance of such Mortgage Loan plus unpaid  interest  accrued  thereon  (including  REO
Imputed  Interest) at a per annum rate equal to the related Net Mortgage  Rate
(or the Modified Net Mortgage Rate in the case of a Modified  Mortgage  Loan), the  Master  Servicer  shall be  entitled  to retain  therefrom  and to pay to itself  and/or  the  related  Subservicer,  any  Foreclosure  Profits  and any
Servicing Fee or Subservicing Fee considered to be accrued but unpaid.

(b)   Additional  servicing  compensation in the form of assumption fees, late payment charges,  investment income on amounts in the Custodial Account or the
Certificate  Account or otherwise  shall be retained by the Master Servicer or the  Subservicer to the extent provided  herein,  subject to clause (e) below.
Prepayment  charges shall be deposited into the Certificate  Account and shall be paid on each Distribution Date to the holders of the Class SB Certificates.

(c)   The Master  Servicer  shall be required to pay, or cause to be paid, all expenses incurred by it in connection with its servicing  activities hereunder
(including payment of premiums for the Primary Insurance Policies,  if any, to the  extent  such  premiums  are  not  required  to be  paid  by  the  related
Mortgagors,  and the fees and expenses of the Trustee and the  Custodian)  and shall  not be  entitled  to  reimbursement  therefor  except  as  specifically provided in Sections 3.10 and 3.14.

(d)   The Master  Servicer's right to receive  servicing  compensation may not be transferred  in whole or in part except in connection  with the transfer of all of its  responsibilities and obligations of the Master Servicer under this
Agreement.

(e)   Notwithstanding  clauses  (a) and (b)  above,  the  amount of  servicing compensation  that the Master  Servicer  shall be  entitled to receive for its activities  hereunder for the period ending on each Distribution Date shall be reduced (but not below zero) by the amount of  Compensating  Interest (if any)
for such  Distribution  Date used to cover Prepayment  Interest  Shortfalls as provided in  Section 3.16(f)  below.  Such  reduction  shall be applied during such period as follows:  first,  to any Servicing Fee or  Subservicing  Fee to which the Master Servicer is entitled  pursuant to  Section 3.10(a)(iii);  and second,  to any income or gain realized  from any  investment of funds held in the Custodial Account or the Certificate  Account to which the Master Servicer is entitled pursuant to Sections 3.07(c) or 4.01(b),  respectively.  In making such  reduction,  the Master  Servicer  shall not withdraw  from the Custodial
Account any such amount  representing all or a portion of the Servicing Fee to which it is entitled pursuant to  Section 3.10(a)(iii)  and shall not withdraw from the Custodial Account or Certificate  Account any such amount to which it is entitled pursuant to Section 3.07(c) or 4.01(b).

(f)   With respect to any Distribution Date,  Prepayment  Interest  Shortfalls
on the Mortgage Loans will be covered first, by the Master Servicer,  but only to the extent  such  Prepayment  Interest  Shortfalls  do not exceed  Eligible
Master Servicing Compensation.

(g)   With respect to any  Distribution  Date,  Compensating  Interest derived from a particular Loan Group shall be used on such  Distribution Date to cover any  Prepayment  Interest  Shortfalls in such Loan Group and then to cover any
Prepayment  Interest  Shortfalls  on the other Loan Group,  in the same manner and  priority  as Excess  Cash Flow would  cover such  shortfalls  pursuant to
Section 4.02.

Section 3.17.     Reports to the Trustee and the Depositor.

      Not later than  fifteen  days after it receives a written  request  from the  Trustee  or the  Depositor,  the  Master  Servicer  shall  forward to the
Trustee  and the  Depositor a  statement,  certified  by a Servicing  Officer, setting forth the status of the Custodial  Account as of the close of business on such  Distribution  Date as it relates to the  Mortgage  Loans and showing, for the period  covered by such  statement,  the  aggregate  of deposits in or withdrawals  from the Custodial  Account in respect of the Mortgage  Loans for each  category  of deposit  specified  in  Section 3.07  and each  category of withdrawal specified in Section 3.10.

Section 3.18.     Annual Statement as to Compliance and Servicing Assessment.

      The Master  Servicer  shall  deliver to the Depositor and the Trustee on or before the earlier of (a) March 31 of each year or (b) with  respect to any calendar  year  during  which the  Depositor's  annual  report on Form 10-K is required to be filed in  accordance  with the  Exchange  Act and the rules and regulations  of the  Commission,  the date on which the annual  report on Form
10-K is  required  to be filed in  accordance  with the  Exchange  Act and the rules  and  regulations  of the  Commission,  (i) a  servicing  assessment  as described in  Section 4.03(f)(ii)  and (ii) a servicer  compliance  statement, signed by an authorized officer of the Master Servicer,  as described in Items
1122(a), 1122(b) and 1123 of Regulation AB, to the effect that:

            (A)   A review of the  Master  Servicer's  activities  during  the reporting  period and of its  performance  under this  Agreement has been made under such officer's supervision.

            (B)   To the  best  of such  officer's  knowledge,  based  on such review,  the Master Servicer has fulfilled all of its  obligations  under this
Agreement in all material  respects  throughout  the  reporting  period or, if there  has been a failure  to  fulfill  any such  obligation  in any  material respect,  specifying  each such  failure  known to such officer and the nature and status thereof.

      The Master Servicer shall use commercially  reasonable efforts to obtain from all other parties  participating in the servicing function any additional certifications  required  under  Item  1123  of  Regulation  AB to the  extent required to be included in a Report on Form 10-K;  provided,  however,  that a failure  to obtain  such  certifications  shall not be a breach of the  Master
Servicer's  duties  hereunder  if any  such  party  fails  to  deliver  such a certification.

Section 3.19.     Annual Independent Public Accountants' Servicing Report.

      On or  before  the  earlier  of (a)  March  31 of each  year or (b) with respect to any calendar  year during which the  Depositor's  annual  report on
Form 10-K is required to be filed in accordance  with the Exchange Act and the rules and regulations of the  Commission,  the date on which the annual report is required to be filed in accordance  with the Exchange Act and the rules and regulations of the Commission,  the Master Servicer at its expense shall cause a firm of  independent  public  accountants,  which  shall be  members  of the
American  Institute  of  Certified  Public  Accountants,  to  furnish  to  the
Depositor  and the  Trustee the  attestation  required  under Item  1122(b) of
Regulation  AB.  In  rendering  such  statement,  such  firm may  rely,  as to matters  relating to the direct  servicing of mortgage loans by  Subservicers, upon comparable  statements for examinations  conducted by independent  public accountants  substantially  in accordance  with  standards  established by the
American Institute of Certified Public  Accountants  (rendered within one year of such statement) with respect to such Subservicers.

Section 3.20.     Right of the Depositor in Respect of the Master Servicer.

      The Master  Servicer  shall afford the Depositor  and the Trustee,  upon reasonable  notice,  during  normal  business  hours  access  to  all  records maintained  by the Master  Servicer  in respect of its rights and  obligations hereunder and access to officers of the Master  Servicer  responsible for such obligations.  Upon request,  the Master  Servicer  shall furnish the Depositor with its most recent  financial  statements and such other  information as the
Master  Servicer  possesses  regarding  its  business,  affairs,  property and condition,  financial or otherwise.  The Master  Servicer shall also cooperate with all reasonable  requests for information  including,  but not limited to, notices,  tapes and copies of files,  regarding itself,  the Mortgage Loans or the  Certificates  from any Person or Persons  identified  by the Depositor or
Residential  Funding.  The Depositor may enforce the  obligation of the Master
Servicer  hereunder and may, but it is not  obligated  to,  perform or cause a
designee  to  perform,   any  defaulted  obligation  of  the  Master  Servicer
hereunder or exercise the rights of the Master  Servicer  hereunder;  provided that the  Master  Servicer  shall not be  relieved  of any of its  obligations hereunder by virtue of such  performance  by the  Depositor  or its  designee.
Neither  the  Depositor  nor the  Trustee  shall  have the  responsibility  or liability  for any action or failure  to act by the Master  Servicer  and they are not obligated to supervise the  performance  of the Master  Servicer under this Agreement or otherwise.

Section 3.21.     [Reserved].

Section 3.22.     Advance Facility.

      (a)   The  Master  Servicer  is  hereby   authorized  to  enter  into  a
financing or other  facility  (any such  arrangement,  an "Advance  Facility")
under  which (1) the  Master  Servicer  sells,  assigns  or pledges to another
Person  (an  "Advancing  Person")  the  Master  Servicer's  rights  under this
Agreement to be reimbursed for any Advances or Servicing  Advances  and/or (2)
an  Advancing  Person  agrees to fund some or all  Advances  and/or  Servicing
Advances  required  to be  made  by  the  Master  Servicer  pursuant  to  this
Agreement.  No consent of the Depositor,  the Trustee, the  Certificateholders
or any other  party  shall be required  before the Master  Servicer  may enter into  an  Advance  Facility.  Notwithstanding  the  existence  of any  Advance
Facility  under  which an  Advancing  Person  agrees to fund  Advances  and/or
Servicing  Advances  on the Master  Servicer's  behalf,  the  Master  Servicer shall  remain  obligated  pursuant  to this  Agreement  to make  Advances  and
Servicing  Advances  pursuant  to and as required  by this  Agreement.  If the
Master  Servicer  enters  into  an  Advance  Facility,  and  for so long as an
Advancing  Person remains entitled to receive  reimbursement  for any Advances including  Nonrecoverable  Advances ("Advance  Reimbursement  Amounts") and/or
Servicing  Advances  including  Nonrecoverable  Advances  ("Servicing  Advance
Reimbursement  Amounts"  and  together  with  Advance  Reimbursement  Amounts,
"Reimbursement   Amounts")   (in  each  case  to  the  extent   such  type  of
Reimbursement  Amount is  included in the Advance  Facility),  as  applicable, pursuant to this  Agreement,  then the Master  Servicer  shall  identify  such
Reimbursement  Amounts  consistent with the reimbursement  rights set forth in
Section 3.10(a)(ii)   and  (vii)  and  remit  such  Reimbursement  Amounts  in
accordance  with  this  Section 3.22  or  otherwise  in  accordance  with  the documentation  establishing  the Advance  Facility to such Advancing Person or to a trustee,  agent or custodian (an "Advance Facility  Trustee")  designated by such Advancing  Person in an Advance  Facility  Notice  described  below in
Section 3.22(b).  Notwithstanding  the foregoing,  if so required  pursuant to the terms of the Advance Facility,  the Master Servicer may direct,  and if so directed in writing,  the Trustee is hereby authorized to and shall pay to the
Advance Facility Trustee the Reimbursement  Amounts identified pursuant to the preceding  sentence.  An Advancing  Person  whose  obligations  hereunder  are limited to the  funding of Advances  and/or  Servicing  Advances  shall not be required to meet the  qualifications  of a Master  Servicer  or a  Subservicer pursuant to  Section 3.02(a) or 6.02(c) hereof and shall not be deemed to be a
Subservicer  under this  Agreement.  Notwithstanding  anything to the contrary herein, in no event shall Advance  Reimbursement  Amounts or Servicing Advance
Reimbursement  Amounts be included  in the  Available  Distribution  Amount or distributed to Certificateholders.

      (b)   If the Master Servicer  enters into an Advance  Facility and makes the  election  set  forth in  Section 3.22(a),  the  Master  Servicer  and the related  Advancing  Person shall  deliver to the Trustee a written  notice and payment  instruction  (an "Advance  Facility  Notice"),  providing the Trustee with written payment  instructions as to where to remit Advance  Reimbursement
Amounts and/or  Servicing  Advance  Reimbursement  Amounts (each to the extent such type of Reimbursement  Amount is included within the Advance Facility) on subsequent  Distribution  Dates.  The payment  instruction  shall  require the applicable  Reimbursement Amounts to be distributed to the Advancing Person or to an Advance Facility Trustee  designated in the Advance Facility Notice.  An
Advance Facility Notice may only be terminated by the joint written  direction of the Master  Servicer  and the  related  Advancing  Person  (and any related
Advance Facility Trustee).

      (c)   Reimbursement  Amounts shall consist  solely of amounts in respect of Advances and/or Servicing  Advances made with respect to the Mortgage Loans for which the  Master  Servicer  would be  permitted  to  reimburse  itself in accordance  with  Section 3.10(a)(ii)  and (vii)  hereof,  assuming the Master
Servicer  or the  Advancing  Person  had made the  related  Advance(s)  and/or
Servicing  Advance(s).  Notwithstanding the foregoing,  except with respect to reimbursement of Nonrecoverable  Advances as set forth in  Section 3.10(c)  of this Agreement,  no Person shall be entitled to reimbursement  from funds held in the  Collection  Account  for  future  distribution  to  Certificateholders pursuant to this  Agreement.  Neither the Depositor nor the Trustee shall have any duty or liability  with respect to the  calculation  of any  Reimbursement
Amount,  nor shall the  Depositor  or the Trustee have any  responsibility  to track or monitor the  administration of the Advance Facility and the Depositor shall not have any  responsibility to track,  monitor or verify the payment of
Reimbursement  Amounts to the  related  Advancing  Person or Advance  Facility
Trustee.  The Master  Servicer  shall  maintain  and provide to any  successor master  servicer a detailed  accounting on a loan-by-loan  basis as to amounts advanced by, sold,  pledged or assigned to, and  reimbursed  to any  Advancing
Person.  The successor  master  servicer shall be entitled to rely on any such information  provided  by  the  Master  Servicer,  and  the  successor  master servicer shall not be liable for any errors in such information.

      (d)   Upon the  direction of and at the expense of the Master  Servicer, the Trustee agrees to execute such  acknowledgments,  certificates,  and other documents  reasonably  satisfactory  to the  Trustee  provided  by the  Master
Servicer and reasonably  satisfactory to the Trustee recognizing the interests of any  Advancing  Person or Advance  Facility  Trustee in such  Reimbursement
Amounts  as the  Master  Servicer  may  cause to be made  subject  to  Advance
Facilities  pursuant  to  this  Section 3.22,  and  such  other  documents  in connection  with such Advance  Facility as may be  reasonably  requested  from time  to  time  by any  Advancing  Person  or  Advance  Facility  Trustee  and
reasonably satisfactory to the Trustee.

      (e)   Reimbursement  Amounts  collected  with  respect to each  Mortgage
Loan shall be  allocated  to  outstanding  unreimbursed  Advances or Servicing
Advances  (as the case may be) made with  respect to that  Mortgage  Loan on a
"first-in,  first out" ("FIFO") basis, subject to the qualifications set forth below:

      (i)   Any  successor   Master   Servicer  to   Residential   Funding  (a
"Successor  Master  Servicer")  and the Advancing  Person or Advance  Facility
Trustee shall be required to apply all amounts  available in  accordance  with this  Section 3.22(e)  to the reimbursement of Advances and Servicing Advances in  the  manner  provided  for  herein;  provided,  however,  that  after  the succession  of a  Successor  Master  Servicer,  (A) to  the  extent  that  any
Advances or Servicing  Advances with respect to any  particular  Mortgage Loan are  reimbursed  from  payments  or  recoveries,  if  any,  from  the  related
Mortgagor,  and  Liquidation  Proceeds or  Insurance  Proceeds,  if any,  with respect to that Mortgage  Loan,  reimbursement  shall be made,  first,  to the
Advancing  Person or Advance  Facility  Trustee in respect of Advances  and/or
Servicing  Advances  related  to  that  Mortgage  Loan  to the  extent  of the interest of the Advancing  Person or Advance Facility Trustee in such Advances and/or  Servicing  Advances,  second to the  Master  Servicer  in  respect  of
Advances and/or Servicing  Advances related to that Mortgage Loan in excess of those in which the Advancing  Person or Advance Facility Trustee Person has an
interest,  and third, to the Successor Master Servicer in respect of any other
Advances and/or  Servicing  Advances  related to that Mortgage Loan, from such sources  as and  when  collected,  and  (B)  reimbursements  of  Advances  and
Servicing Advances that are Nonrecoverable  Advances shall be made pro rata to the Advancing  Person or Advance  Facility  Trustee,  on the one hand, and any such  Successor  Master  Servicer,  on the  other  hand,  on the  basis of the respective aggregate outstanding  unreimbursed Advances and Servicing Advances that  are  Nonrecoverable  Advances  owed  to the  Advancing  Person,  Advance
Facility  Trustee or Master Servicer  pursuant to this  Agreement,  on the one hand, and any such Successor Master  Servicer,  on the other hand, and without regard to the date on which any such  Advances  or  Servicing  Advances  shall have been made.  In the event that,  as a result of the FIFO  allocation  made pursuant to this  Section 3.22(e),  some or all of a Reimbursement Amount paid to the Advancing  Person or Advance  Facility  Trustee  relates to Advances or
Servicing  Advances that were made by a Person other than Residential  Funding or the  Advancing  Person or  Advance  Facility  Trustee,  then the  Advancing
Person or Advance  Facility  Trustee shall be required to remit any portion of such  Reimbursement  Amount to the  Person  entitled  to such  portion of such
Reimbursement  Amount.  Without  limiting  the  generality  of the  foregoing,
Residential  Funding  shall remain  entitled to be reimbursed by the Advancing
Person or Advance  Facility  Trustee for all Advances and  Servicing  Advances
funded  by  Residential  Funding  to  the  extent  the  related  Reimbursement
Amount(s) have not been assigned or pledged to an Advancing  Person or Advance
Facility Trustee.  The  documentation  establishing any Advance Facility shall require  Residential  Funding to provide to the  related  Advancing  Person or
Advance  Facility  Trustee  loan  by loan  information  with  respect  to each
Reimbursement  Amount distributed to such Advancing Person or Advance Facility
Trustee  on each  date of  remittance  thereof  to such  Advancing  Person  or
Advance Facility  Trustee,  to enable the Advancing Person or Advance Facility
Trustee to make the FIFO allocation of each Reimbursement  Amount with respect to each Mortgage Loan.

      (ii)  By way of illustration,  and not by way of limiting the generality of the foregoing,  if the Master  Servicer  resigns or is terminated at a time when the Master  Servicer is a party to an Advance  Facility,  and is replaced by a Successor  Master Servicer,  and the Successor  Master Servicer  directly funds Advances or Servicing  Advances with respect to a Mortgage Loan and does not  assign  or  pledge  the  related  Reimbursement  Amounts  to the  related
Advancing  Person  or  Advance  Facility   Trustee,   then  all  payments  and
recoveries  received  from the  related  Mortgagor  or received in the form of
Liquidation  Proceeds with respect to such Mortgage Loan (including  Insurance
Proceeds  collected in connection  with a liquidation  of such Mortgage  Loan)
will be allocated first to the Advancing  Person or Advance  Facility  Trustee until the related  Reimbursement  Amounts  attributable  to such Mortgage Loan that are owed to the Master  Servicer  and the  Advancing  Person,  which were made prior to any Advances or Servicing  Advances made by the Successor Master
Servicer,  have been  reimbursed in full, at which point the Successor  Master
Servicer  shall be  entitled  to  retain  all  related  Reimbursement  Amounts subsequently  collected  with  respect  to  that  Mortgage  Loan  pursuant  to
Section 3.10 of this  Agreement.  To the extent that the Advances or Servicing
Advances are  Nonrecoverable  Advances to be reimbursed on an aggregate  basis pursuant to  Section 3.10 of this Agreement,  the  reimbursement  paid in this manner  will be made pro rata to the  Advancing  Person  or  Advance  Facility
Trustee,  on the one hand,  and the Successor  Master  Servicer,  on the other hand, as described in clause (i)(B) above.

      (f)   The Master  Servicer  shall remain  entitled to be reimbursed  for all  Advances  and  Servicing  Advances  funded by the Master  Servicer to the extent  the  related  rights to be  reimbursed  therefor  have not been  sold, assigned or pledged to an Advancing Person.

      (g)   Any amendment to this  Section 3.22  or to any other  provision of this  Agreement that may be necessary or appropriate to effect the terms of an
Advance  Facility  as  described  generally  in this  Section 3.22,  including amendments to add provisions  relating to a successor master servicer,  may be entered into by the Trustee,  the  Depositor and the Master  Servicer  without the consent of any  Certificateholder,  with  written  confirmation  from each
Rating  Agency  that the  amendment  will not result in the  reduction  of the ratings on any Class of the Certificates  below the lesser of the then current or  original  ratings  on such  Certificates  and  delivery  of an  Opinion of
Counsel as required under  Section 11.01(c),  notwithstanding  anything to the contrary in Section 11.01 of or elsewhere in this Agreement.

      (h)   Any  rights of  set-off  that the Trust  Fund,  the  Trustee,  the
Depositor,  any Successor  Master Servicer or any other Person might otherwise have against the Master  Servicer under this Agreement shall not attach to any rights to be  reimbursed  for  Advances or Servicing  Advances  that have been sold, transferred, pledged, conveyed or assigned to any Advancing Person.

      (i)   At any time when an  Advancing  Person  shall have ceased  funding
Advances  and/or  Servicing  Advances  (as the case may be) and the  Advancing
Person or related Advance Facility  Trustee shall have received  Reimbursement
Amounts   sufficient  in  the  aggregate  to  reimburse  all  Advances  and/or
Servicing  Advances (as the case may be) the right to reimbursement  for which were  assigned to the  Advancing  Person,  then upon the delivery of a written notice  signed  by  the  Advancing  Person  and  the  Master  Servicer  or its
successor or assign) to the Trustee  terminating  the Advance  Facility Notice
(the "Notice of Facility  Termination"),  the Master Servicer or its Successor
Master  Servicer  shall again be  entitled to withdraw  and retain the related
Reimbursement Amounts from the Custodial Account pursuant to Section 3.10.

      (j)   After delivery of any Advance Facility Notice,  and until any such
Advance   Facility  Notice  has  been  terminated  by  a  Notice  of  Facility
Termination,  this  Section 3.22  may not be  amended  or  otherwise  modified without the prior written consent of the related Advancing Person.

ARTICLE IV

                        PAYMENTS TO CERTIFICATEHOLDERS

Section 4.01.     Certificate Account.

(a)   The Master  Servicer  acting as agent of the Trustee shall establish and maintain a Certificate  Account in which the Master Servicer shall cause to be deposited  on behalf of the  Trustee on or before  2:00 P.M.  New York time on each  Certificate  Account  Deposit  Date  by  wire  transfer  of  immediately available  funds  an  amount  equal  to the  sum of (i)  any  Advance  for the immediately  succeeding  Distribution  Date,  (ii) any amount  required  to be deposited in the Certificate  Account pursuant to  Section 3.12(a),  (iii) any amount  required  to be  deposited  in the  Certificate  Account  pursuant  to
Section 3.16(e) or Section 4.07,  (iv) any amount required to be paid pursuant
to   Section 9.01,   and   (v) other   amounts   constituting   the  Available
Distribution Amount for the immediately succeeding Distribution Date.

(b)   The  Trustee  shall,  upon  written  request  from the Master  Servicer, invest or cause the institution  maintaining the Certificate Account to invest the funds in the Certificate  Account in Permitted  Investments  designated in the name of the  Trustee  for the  benefit  of the  Certificateholders,  which shall mature not later than the Business Day next  preceding the  Distribution
Date  next  following  the date of such  investment  (except  that (i) if such
Permitted  Investment is an obligation of the institution  that maintains such account  or fund for which such  institution  serves as  custodian,  then such
Permitted  Investment may mature on such  Distribution Date and (ii) any other investment may mature on such  Distribution  Date if the Trustee shall advance funds on such  Distribution  Date to the  Certificate  Account  in the  amount payable on such investment on such Distribution  Date, pending receipt thereof to the extent necessary to make  distributions on the  Certificates) and shall not be sold or disposed  of prior to  maturity.  All income and gain  realized from any such  investment  shall be for the benefit of the Master Servicer and shall be subject to its  withdrawal or order from time to time.  The amount of any losses incurred in respect of any such  investments  shall be deposited in the  Certificate  Account  by  the  Master  Servicer  out  of  its  own  funds immediately as realized.

Section 4.02.     Distributions.

(a)   On each  Distribution  Date,  the Trustee (or the Paying Agent on behalf of the Trustee)  shall  allocate and  distribute  the  Available  Distribution
Amount,  if any, for such date to the interests  issued in respect of REMIC I,
REMIC II and REMIC III as specified in this Section.

(b)   (1)   On each Distribution Date, the REMIC I  Distribution  Amount shall be  distributed  by REMIC I to REMIC II on account of the REMIC I  Regular
    Interests  and to the Holders of the Class R  Certificates  in the amounts and with the priorities set forth in the definition thereof.

            (2)   On each Distribution Date, the REMIC II  Distribution Amount shall be  distributed  by REMIC II to REMIC III on account of the REMIC II
    Regular  Interests in the amounts and with the priorities set forth in the definition thereof.

            (3)   Notwithstanding  the  distributions  on  the  REMIC  Regular
    Interests  described in this  Section 4.02(b),  distribution of funds from
    the   Certificate   Account  shall  be  made  only  in   accordance   with
    Section 4.02(c).

(c)   On each  Distribution  Date (x) the  Master  Servicer  on  behalf of the
Trustee or (y) the Paying Agent appointed by the Trustee,  shall distribute to each  Certificateholder  of record on the next  preceding  Record  Date (other than as provided in Section 9.01  respecting the final distribution) either in immediately  available funds (by wire transfer or otherwise) to the account of
such   Certificateholder   at  a  bank  or  other  entity  having  appropriate
facilities  therefor,  if such  Certificateholder  has so notified  the Master
Servicer   or  the   Paying   Agent,   as  the  case  may  be,   or,  if  such
Certificateholder  has not so notified the Master Servicer or the Paying Agent by the Record Date, by check mailed to such  Certificateholder  at the address of such Holder appearing in the Certificate Register such  Certificateholder's share (which share with respect to each Class of Certificates,  shall be based on the aggregate of the Percentage  Interests  represented by  Certificates of the  applicable  Class held by such Holder of the following  amounts),  in the following  order of  priority,  in each case to the  extent  of the  Available
Distribution  Amount on  deposit  in the  Certificate  Account  (except,  with respect  to clause  (i) below,  to the  extent of and in the  priority  of the
Class A Interest Distribution Priority,  with respect to clauses (iii) through
(x) below, to the extent of the remaining  Available  Distribution Amount plus the remaining Yield  Maintenance  Agreement Payment available for that purpose or, with respect to clause (ix)(B)  below, to the extent of prepayment charges on deposit in the Certificate Account):

(i)   to the  Class A  Certificateholders,  the Accrued  Certificate  Interest
payable on the Class A  Certificates with respect to such  Distribution  Date, plus any related  amounts  accrued  pursuant to this clause (i) but  remaining unpaid from any prior  Distribution  Date,  which  amount  shall be  allocated pursuant to the Class A Interest  Distribution  Priority,  being paid from and in reduction of the Available Distribution Amount for such Distribution Date;

(ii)  to the  Class M  Certificateholders,  from the  amount,  if any,  of the
Available  Distribution  Amount  remaining after the foregoing  distributions, the Accrued  Certificate  Interest  payable on the Class M  Certificates  with respect to such  Distribution  Date, plus any related amounts accrued pursuant to this clause (ii) but  remaining  unpaid from any prior  Distribution  Date,
sequentially,     to    the    Class M-1     Certificateholders,     Class M-2
Certificateholders,        Class M-3       Certificateholders,       Class M-4
Certificateholders,        Class M-5       Certificateholders,       Class M-6
Certificateholders,        Class M-7       Certificateholders,       Class M-8
Certificateholders,     Class M-9     Certificateholders     and    Class M-10
Certificateholders,  in that order,  being paid from and in  reduction  of the
Available Distribution Amount for such Distribution Date;

(iii) the Principal  Distribution  Amount shall be distributed as follows,  to be applied  to reduce  the  Certificate  Principal  Balance of the  applicable
Certificates   in  each  case  to  the  extent  of  the  remaining   Principal
Distribution Amount:

                  (A)   first,    concurrently,    the    Group I    Principal
            Distribution    Amount,    sequentially    to   the    Class A-I-1
            Certificateholders,  Class A-I-2  Certificateholders,  Class A-I-3
            Certificateholders  and  Class A-I-4  Certificateholders,  in that order,  in each  case  until  the  Certificate  Principal  Balance thereof  has been  reduced  to zero,  and the  Group II  Principal
            Distribution Amount, to the Class A-II  Certificateholders,  until the  Certificate  Principal  Balance  thereof has been  reduced to zero;

                  (B)   second,  after  application  of  payments  pursuant to
            clause (A) above,  the  Group II  Principal  Distribution  Amount, sequentially, to the Class A-I-1  Certificateholders,  Class A-I-2
            Certificateholders,     Class A-I-3     Certificateholders     and
            Class A-I-4 Certificateholders,  in that order, in each case until the  Certificate  Principal  Balance  thereof has been  reduced to zero,  or  the  Group I  Principal  Distribution  Amount,  to  the
            Class A-II  Certificateholders,  until the  Certificate  Principal
            Balance thereof has been reduced to zero;

                  (C)   third,  to  the  Class M-1   Certificateholders,   the
            Class M-1  Principal  Distribution  Amount,  until the Certificate
            Principal  Balance of the Class M-1  Certificates has been reduced to zero;

                  (D)   fourth,  to  the  Class M-2  Certificateholders,   the
            Class M-2  Principal  Distribution  Amount,  until the Certificate
            Principal  Balance of the Class M-2  Certificates has been reduced to zero;

                  (E)   fifth,  to  the  Class M-3   Certificateholders,   the
            Class M-3  Principal  Distribution  Amount,  until the Certificate
            Principal  Balance of the Class M-3  Certificates has been reduced to zero;

                  (F)   sixth,  to  the  Class M-4   Certificateholders,   the
            Class M-4  Principal  Distribution  Amount,  until the Certificate
            Principal  Balance of the Class M-4  Certificates has been reduced to zero;

                  (G)   seventh,  to  the  Class M-5  Certificateholders,  the
            Class M-5  Principal  Distribution  Amount,  until the Certificate
            Principal  Balance of the Class M-5  Certificates has been reduced to zero;

                  (H)   eighth,  to  the  Class M-6  Certificateholders,   the
            Class M-6  Principal  Distribution  Amount,  until the Certificate
            Principal  Balance of the Class M-6  Certificates has been reduced to zero;

                  (I)   ninth,  to  the  Class M-7   Certificateholders,   the
            Class M-7  Principal  Distribution  Amount,  until the Certificate
            Principal  Balance of the Class M-7  Certificates has been reduced to zero;

                  (J)   tenth,  to  the  Class M-8   Certificateholders,   the
            Class M-8  Principal  Distribution  Amount,  until the Certificate
            Principal  Balance of the Class M-8  Certificates has been reduced to zero;

                  (K)   eleventh,  to the  Class M-9  Certificateholders,  the
            Class M-9  Principal  Distribution  Amount,  until the Certificate
            Principal  Balance of the Class M-9  Certificates has been reduced to zero; and

                  (L)   twelfth,  to the  Class M-10  Certificateholders,  the
            Class M-10  Principal  Distribution  Amount, until the Certificate
            Principal Balance of the Class M-10  Certificates has been reduced to zero;

(iv)  to the Class A  Certificateholders and Class M  Certificateholders,  the
amount  of any  Prepayment  Interest  Shortfalls  allocated  thereto  for such
Distribution  Date,  on  a  pro  rata  basis  based  on  Prepayment   Interest
Shortfalls  allocated  thereto to the extent  not  offset by  Eligible  Master
Servicing Compensation on such Distribution Date;

(v)   to the Class A  Certificateholders and Class M  Certificateholders,  the
amount of any Prepayment  Interest  Shortfalls  previously  allocated  thereto remaining unpaid from prior  Distribution Dates together with interest thereon at the  related  Pass-Through  Rate,  on a pro  rata  basis  based  on  unpaid
Prepayment Interest Shortfalls previously allocated thereto;

(vi)  (A) concurrently,  (1) to the Class A-I  Certificateholders,  the amount of any unpaid Group I Basis Risk Shortfalls  allocated thereto,  on a pro rata basis based on the amount of unpaid  Group I Basis Risk  Shortfalls  allocated thereto,  and (2) to the  Class A-II  Certificateholders,  the  amount  of any
unpaid   Group II   Basis  Risk   Shortfalls   allocated   thereto,   and  (B)
sequentially,     to    the    Class M-1     Certificateholders,     Class M-2
Certificateholders,        Class M-3       Certificateholders,       Class M-4
Certificateholders,        Class M-5       Certificateholders,       Class M-6
Certificateholders,        Class M-7       Certificateholders,       Class M-8
Certificateholders,     Class M-9     Certificateholders     and    Class M-10
Certificateholders,  in that order,  the related  Class M Basis Risk Shortfall for such Class and that Distribution Date;

(vii) to  the  Class A  Certificateholders  and  Class M   Certificateholders,
Relief Act Shortfalls  allocated thereto for such Distribution  Date, on a pro rata  basis  based  on  Relief  Act  Shortfalls  allocated  thereto  for  such
Distribution Date;

(viii)      first, to the Class A  Certificateholders,  the principal  portion of  any  Realized  Losses  previously  allocated  to  those  Certificates  and remaining  unreimbursed,  on a  pro  rata  basis  based  on  their  respective principal  portion  of any  Realized  Losses  previously  allocated  to  those
Certificates  and  remaining  unreimbursed,  and  then,  sequentially,  to the
Class M-1   Certificateholders,    Class M-2   Certificateholders,   Class M-3
Certificateholders,        Class M-4       Certificateholders,       Class M-5
Certificateholders,        Class M-6       Certificateholders,       Class M-7
Certificateholders,        Class M-8       Certificateholders,       Class M-9
Certificateholders  and  Class M-10  Certificateholders,  in that  order,  the principal  portion  of  any  Realized  Losses  previously  allocated  to  such
Class and remaining unreimbursed;

(ix)  to the  Class SB  Certificates,  (A) from  the  amount,  if any,  of the
Excess Cash Flow remaining after the foregoing  distributions,  the sum of (I)
Accrued    Certificate    Interest    thereon,    (II) the   amount   of   any
Overcollateralization  Reduction Amount for such Distribution  Date, (III) the
amount  of  any  Yield  Maintenance   Agreement   Shortfall  Amount  for  such
Distribution  Date,  (IV) the  amount  of  any  Yield  Maintenance   Agreement
Shortfall  Carry-Forward  Amount for such  Distribution  Date and  (V) for any
Distribution  Date after the  Certificate  Principal  Balance of each Class of
Class A  Certificates  and Class M  Certificates has been reduced to zero, the
Overcollateralization  Amount and  (B) from  prepayment  charges on deposit in the  Certificate  Account,  any  prepayment  charges  received on the Mortgage
Loans during the related Prepayment Period; and

(x)   to the Class R  Certificateholders,  the balance,  if any, of the Excess
Cash Flow.

(d)   Notwithstanding  the  foregoing  clause (c),  upon the  reduction of the
Certificate  Principal  Balance of a Class of Class A  Certificates or Class M
Certificates  to zero,  such  Class of  Certificates  will not be  entitled to further distributions pursuant to Section 4.02.

(e)   Each  distribution  with  respect to a Book-Entry  Certificate  shall be paid to the  Depository,  as  Holder  thereof,  and the  Depository  shall  be responsible  for crediting the amount of such  distribution to the accounts of its Depository  Participants  in accordance with its normal  procedures.  Each
Depository  Participant  shall be responsible for disbursing such distribution
to  the   Certificate   Owners  that  it  represents   and  to  each  indirect
participating  brokerage firm (a "brokerage  firm" or "indirect  participating firm") for which it acts as agent.  Each  brokerage  firm shall be responsible for disbursing  funds to the  Certificate  Owners that it represents.  None of the Trustee, the Certificate  Registrar,  the Depositor or the Master Servicer
shall have any  responsibility  therefor except as otherwise  provided by this
Agreement or applicable law.

(f)   Except as otherwise  provided in  Section 9.01,  if the Master  Servicer
anticipates   that  a  final   distribution   with  respect  to  any  Class of
Certificates  will be made on a Distribution  Date, the Master Servicer shall, no later than 40 days'  prior to such  Distribution  Date,  notify the Trustee and the Trustee  shall,  not earlier  than the 15th day and not later than the
25th day of the month preceding such Distribution Date,  distribute,  or cause to be distributed,  on such date to each Holder of such Class of  Certificates a notice  to the  effect  that:  (i) the  Trustee  anticipates  that the final distribution  with respect to such Class of  Certificates will be made on such
Distribution   Date  but  only  upon   presentation   and  surrender  of  such
Certificates at the office of the Trustee or as otherwise  specified  therein, and (ii) no interest shall accrue on such  Certificates from and after the end of the prior calendar  month.  In the event that  Certificateholders  required to surrender their  Certificates  pursuant to Section 9.01(c) do not surrender their  Certificates  for final  cancellation,  the  Trustee  shall cause funds distributable  with  respect to such  Certificates  to be  withdrawn  from the
Certificate  Account and credited to a separate escrow account for the benefit of such Certificateholders as provided in Section 9.01(d).

Section 4.03.     Statements to Certificateholders; Statements to Rating
                  Agencies; Exchange Act Reporting.

(a)   Concurrently with each distribution  charged to the Certificate  Account and with respect to each  Distribution  Date the Master Servicer shall forward to the  Trustee  and the  Trustee  shall  forward  by mail or  otherwise  make available  electronically  on  its  website  (which  may  be  obtained  by any
Certificateholder  by  telephoning  the  Trustee  at (800)  934-6802)  to each
Holder and the Depositor a statement  setting forth the following  information as to each Class of Certificates, in each case to the extent applicable:

(i)   the applicable Record Date,  Determination  Date and Distribution  Date,
and the date on which the applicable Interest Accrual Period commenced;

(ii)  the aggregate  amount of payments  received with respect to the Mortgage
Loans, including prepayment amounts;

(iii) the Servicing Fee and  Subservicing  Fee payable to the Master  Servicer and the Subservicer;

(iv)  the amount of any other fees or expenses  paid,  and the identity of the party receiving such fees or expenses;

(v)   (A) the amount of such  distribution to the  Certificateholders  of such
Class applied to reduce the Certificate  Principal  Balance  thereof,  and (B)
the aggregate amount included therein representing Principal Prepayments;

(vi)  the  amount  of  such   distribution   to   Holders  of  such   Class of
Certificates  allocable to interest (including amounts payable as a portion of the Excess Cash Flow);

(vii) if the  distribution  to the Holders of such  Class of  Certificates  is less than the full  amount  that  would be  distributable  to such  Holders if there were sufficient funds available therefor, the amount of the shortfall;

(viii)      the amount of any Advance by the Master  Servicer  with respect to the Group I Loans and Group II Loans pursuant to Section 4.04;

(ix)  the number and  Stated  Principal  Balance  of the  Group I  Loans,  the
Group II Loans and the Mortgage Loans in the aggregate  after giving effect to the distribution of principal on such Distribution Date;

(x)   the  Certificate  Principal  Balance of each Class of the  Certificates,
before  and  after  giving   effect  to  the  amounts   distributed   on  such
Distribution Date;

(xi)  the Certificate  Principal Balance of each Class of Class A Certificates as of the Closing Date;

(xii) the Certificate  Principal Balance of each Class of Class M Certificates as of the Closing Date;

(xiii)      the number  and Stated  Principal  Balance of the  Mortgage  Loans
after giving  effect to the  distribution  of  principal on such  Distribution
Date and the number of Mortgage  Loans at the beginning and end of the related
Due Period;

(xiv) on  the  basis  of  the  most  recent   reports   furnished   to  it  by
Subservicers,  (A) the number and Stated  Principal  Balances of Group I Loans and Group II Loans that are Delinquent  (1) 30-59 days, (2) 60-89 days and (3)
90 or more days and the number and Stated Principal  Balances of Group I Loans and  Group II  Loans that are in  foreclosure,  (B) the  number and  aggregate principal  balances  of the Group I  Loans,  Group II  Loans and the  Mortgage
Loans in the aggregate  that are Reportable  Modified  Mortgage Loans that are in  foreclosure  and are REO  Property,  indicating  in each case  capitalized
Mortgage Loans,  other  Servicing  Modifications  and totals,  and (C) for all
Reportable  Modified  Mortgage  Loans,  the  number  and  aggregate  principal balances of the Group I  Loans,  Group II  Loans and the Mortgage Loans in the
aggregate  that have been  liquidated,  the subject of pay-offs  and that have been repurchased by the Master Servicer or Seller;

(xv)  the  amount,  terms and  general  purpose  of any  Advance by the Master
Servicer  pursuant to  Section 4.04  and the amount of all Advances  that have been reimbursed during the related Due Period;

(xvi) any material  modifications,  extensions  or waivers to the terms of the
Mortgage  Loans  during  the Due  Period  or  that  have  cumulatively  become material over time;

(xvii)      any  material  breaches  of  Mortgage  Loan   representations   or
warranties or covenants in the Agreement;

(xviii)     the amount,  if any, of the Yield  Maintenance  Agreement  Payment
for such  Distribution Date and any shortfall in amounts  previously  required to be paid under the Yield Maintenance Agreement for prior Distribution Dates;

(xix) the number,  aggregate principal balance and Stated Principal Balance of any REO Properties with respect to the Group I Loans and Group II Loans;

(xx)  the aggregate  Accrued  Certificate  Interest  remaining unpaid, if any, for each Class of  Certificates,  after giving effect to the distribution made on such Distribution Date;

(xxi) the  aggregate  amount of Realized  Losses  with  respect to the Group I
Loans and Group II Loans for such  Distribution  Date and the aggregate amount of  Realized  Losses  with  respect to the Group I  Loans and  Group II  Loans incurred since the Cut-off Date;

(xxii)      the Pass-Through Rate on each Class of  Certificates,  the Group I
Net WAC Cap Rate and the Group II Net WAC Cap Rate;

(xxiii)     the   Group I   Basis  Risk   Shortfalls,   Group II   Basis  Risk
Shortfalls, Class M Basis Risk Shortfalls and Prepayment Interest Shortfalls;

(xxiv)      the     Overcollateralization     Amount    and    the    Required
Overcollateralization Amount following such Distribution Date;

(xxv) the number and  aggregate  principal  balance of the  Group I  Loans and
Group II Loans repurchased under Section 4.07;

(xxvi)      the  aggregate  amount  of  any  recoveries  with  respect  to the
Group I  Loans  and  Group II  Loans  on  previously   foreclosed  loans  from
Residential Funding;

(xxvii)     the  weighted  average  remaining  term to maturity of the Group I
Loans and Group II  Loans after giving  effect to the amounts  distributed  on such Distribution Date;

(xxviii)    the  weighted  average  Mortgage  Rates of the  Group I  Loans and
Group II  Loans  after  giving  effect  to the  amounts  distributed  on  such
Distribution Date;

(xxix)      the occurrence of the Stepdown Date; and

(xxx) the amount,  if any,  required to be paid under any Derivative  Contract entered into pursuant to Section 4.09 hereof.

      In the case of  information  furnished  pursuant to clauses (i) and (ii)
above,  the amounts shall be expressed as a dollar amount per Certificate with a $1,000  denomination.  In addition to the statement  provided to the Trustee as set forth in this  Section 4.03(a),  the Master  Servicer  shall provide to any  manager of a trust fund  consisting  of some or all of the  Certificates,
upon  reasonable  request,  such  additional   information  as  is  reasonably
obtainable  by the  Master  Servicer  at no  additional  expense to the Master
Servicer.  Also, at the request of a Rating Agency,  the Master Servicer shall provide the  information  relating to the Reportable  Modified  Mortgage Loans substantially  in the form attached  hereto as Exhibit U to such Rating Agency within  a  reasonable  period  of time;  provided,  however,  that the  Master
Servicer  shall not be required  to provide  such  information  more than four times in a calendar year to any Rating Agency.

(b)   Within a reasonable  period of time after it receives a written  request from a Holder of a Certificate,  other than a Class R Certificate,  the Master
Servicer shall prepare,  or cause to be prepared,  and shall forward, or cause to be forwarded  to each Person who at any time during the  calendar  year was the Holder of a  Certificate,  other than a Class R  Certificate,  a statement containing  the  information  set forth in clauses (iv) and (v) of  subsection
(a) above  aggregated  for such calendar year or  applicable  portion  thereof during  which such  Person was a  Certificateholder.  Such  obligation  of the
Master  Servicer  shall be deemed to have been  satisfied  to the extent  that substantially  comparable information shall be provided by the Master Servicer pursuant to any requirements of the Code.

(c)   Within a reasonable  period of time after the Master Servicer receives a written request from any Holder of a Class R Certificate,  the Master Servicer
shall  prepare,  or cause to be prepared,  and shall  forward,  or cause to be forwarded,  to each  Person who at any time during the  calendar  year was the
Holder  of a  Class R  Certificate,  a  statement  containing  the  applicable distribution  information  provided pursuant to this  Section 4.03  aggregated for such calendar year or applicable  portion thereof during which such Person was the  Holder  of a  Class R  Certificate.  Such  obligation  of the  Master
Servicer   shall  be  deemed  to  have  been  satisfied  to  the  extent  that substantially  comparable information shall be provided by the Master Servicer pursuant to any requirements of the Code.

(d)   Upon the written request of any Certificateholder,  the Master Servicer,
as   soon  as   reasonably   practicable,   shall   provide   the   requesting
Certificateholder  with such information as is necessary and  appropriate,  in the Master Servicer's sole discretion,  for purposes of satisfying  applicable reporting requirements under Rule 144A.

(e)   The Master  Servicer shall, on behalf of the Depositor and in respect of the Trust Fund,  sign and cause to be filed with the  Commission  any periodic reports  required to be filed under the  provisions  of the Exchange  Act, and the rules and  regulations of the  Commission  thereunder,  including  without limitation,  reports on Form 10-K,  Form 10-D and Form 8-K. In connection with the preparation and filing of such periodic reports,  the Trustee shall timely provide to the Master  Servicer (I) a list of  Certificateholders  as shown on the  Certificate  Register as of the end of each calendar year, (II) copies of all  pleadings,  other legal process and any other  documents  relating to any claims, charges or complaints involving the Trustee, as trustee hereunder,  or the Trust Fund that are  received  by a  Responsible  Officer of the  Trustee,
(III) notice of all matters  that,  to the actual  knowledge of a  Responsible
Officer   of  the   Trustee,   have   been   submitted   to  a  vote   of  the
Certificateholders,  other than those  matters  that have been  submitted to a vote of the  Certificateholders  at the request of the Depositor or the Master
Servicer,  and  (IV)  notice  of  any  failure  of the  Trustee  to  make  any
distribution  to  the   Certificateholders   as  required   pursuant  to  this
Agreement.  Neither  the  Master  Servicer  nor the  Trustee  shall  have  any liability with respect to the Master  Servicer's  failure to properly  prepare or file  such  periodic  reports  resulting  from or  relating  to the  Master
Servicer's  inability or failure to obtain any  information not resulting from the Master Servicer's own negligence or willful misconduct.

(f)   Any Form  10-K  filed  with  the  Commission  in  connection  with  this
Section 4.03 shall include,  with respect to the Certificates relating to such
10-K:

(i)   A  certification,  signed  by  the  senior  officer  in  charge  of  the servicing  functions of the Master  Servicer,  in the form attached as Exhibit
T-1  hereto  or  such  other  form  as may be  required  or  permitted  by the
Commission  (the "Form 10-K  Certification"),  in compliance with Rules 13a-14 and  15d-14  under  the  Exchange  Act and any  additional  directives  of the
Commission.

(ii)  A report  regarding its  assessment  of compliance  during the preceding calendar  year with all  applicable  servicing  criteria set forth in relevant
Commission   regulations   with   respect   to   mortgage-backed    securities
transactions  taken as a whole  involving the Master  Servicer that are backed by the same  types of assets as those  backing  the  certificates,  as well as similar  reports on  assessment  of  compliance  received  from other  parties participating  in the  servicing  function as required by relevant  Commission regulations,  as  described  in Item  1122(a)  of  Regulation  AB.  The Master
Servicer  shall obtain from all other parties  participating  in the servicing function any required assessments.

(iii) With respect to each assessment  report described  immediately  above, a report by a  registered  public  accounting  firm that attests to, and reports on, the  assessment  made by the  asserting  party,  as set forth in  relevant
Commission  regulations,  as described in Regulation  1122(b) of Regulation AB and Section 3.19.

(iv)  The servicer  compliance  certificate  required to be delivered pursuant
Section 3.18.

(g)   In  connection  with the Form  10-K  Certification,  the  Trustee  shall provide the Master Servicer with a back-up certification  substantially in the form attached hereto as Exhibit T-2.

(h)   This  Section 4.03  may be amended  in  accordance  with this  Agreement without the consent of the Certificateholders.

(i)   The Trustee shall make available on the Trustee's  internet website each of the  reports  filed with the  Commission  by or on behalf of the  Depositor under the Exchange  Act, as soon as  reasonably  practicable  upon delivery of such report to the Trustee.

Section 4.04.     Distribution of Reports to the Trustee and the Depositor;
                  Advances by the Master Servicer.

(a)   Prior to the close of business on the Business Day next  succeeding each
Determination  Date,  the Master  Servicer  shall furnish a written  statement
(which may be in a mutually agreeable  electronic format) to the Trustee,  any
Paying Agent and the Depositor  (the  information in such statement to be made available to  Certificateholders  by the Master Servicer on request) (provided that the Master  Servicer  shall use its best  efforts to deliver such written statement  not later than 12:00 p.m. New York time on the second  Business Day prior to the Distribution  Date) setting forth (i) the Available  Distribution
Amount,  (ii) the amounts required to be withdrawn from the Custodial  Account and  deposited  into the  Certificate  Account on the  immediately  succeeding
Certificate  Account Deposit Date pursuant to clause (iii) of Section 4.01(a),
(iii)  the  amount of  Prepayment  Interest  Shortfalls,  Group I  Basis  Risk
Shortfalls,  Group II Basis Risk Shortfalls and Class M Basis Risk Shortfalls,
(iv) the Yield Maintenance  Agreement  Payment,  if any, for such Distribution
Date and (v) the  amount,  if any,  payable  to the  Trustee  by a  Derivative
Counterparty.  The  determination  by the  Master  Servicer  of  such  amounts shall, in the absence of obvious error, be presumptively  deemed to be correct for all purposes  hereunder and the Trustee shall be protected in relying upon the same without any independent check or verification.

(b)   On or  before  2:00  P.M.  New  York  time on each  Certificate  Account
Deposit Date,  the Master  Servicer  shall either (i) remit to the Trustee for deposit  in the  Certificate  Account  from its own funds,  or funds  received therefor from the Subservicers,  an amount equal to the Advances to be made by the Master Servicer in respect of the related  Distribution  Date, which shall be in an  aggregate  amount  equal to the sum of (A) the  aggregate  amount of
Monthly  Payments  other than Balloon  Payments  (with each  interest  portion thereof  adjusted to a per annum rate equal to the Net  Mortgage  Rate),  less the amount of any related Servicing Modifications,  Debt Service Reductions or
Relief Act  Shortfalls,  on the  Outstanding  Mortgage Loans as of the related
Due Date in the related Due Period,  which  Monthly  Payments  were due during the related Due Period and not  received as of the close of business as of the related  Determination  Date;  provided  that no  Advance  shall be made if it would be a  Nonrecoverable  Advance and (B) with  respect to each Balloon Loan delinquent  in respect of its  Balloon  Payment as of the close of business on the  related  Determination  Date,  an  amount  equal to the  assumed  Monthly
Payment  (with each  interest  portion  thereof  adjusted  to a per annum rate equal to the Net  Mortgage  Rate) that would have been due on the  related Due
Date based on the original  amortization  schedule for such Balloon Loan until such  Balloon  Loan is finally  liquidated,  over any  payments of interest or principal  (with each interest  portion  thereof  adjusted to a per annum rate equal to the Net Mortgage Rate) received from the related  Mortgagor as of the close of business on the related  Determination  Date and allocable to the Due
Date during the related Due Period for each month until such  Balloon  Loan is finally  liquidated,  (ii)  withdraw  from amounts on deposit in the Custodial
Account and remit to the Trustee  for deposit in the  Certificate  Account all or a portion of the Amount Held for Future  Distribution  in  discharge of any such  Advance,  or  (iii)  make  advances  in the form of any  combination  of clauses (i) and (ii)  aggregating  the amount of such Advance.  Any portion of the Amount  Held for Future  Distribution  so used  shall be  replaced  by the
Master Servicer by deposit in the Certificate  Account on or before 11:00 A.M.
New York time on any future  Certificate  Account  Deposit  Date to the extent that  funds  attributable  to the  Mortgage  Loans that are  available  in the
Custodial  Account for deposit in the Certificate  Account on such Certificate
Account  Deposit  Date  shall  be less  than  payments  to  Certificateholders required to be made on the following  Distribution  Date. The Master  Servicer shall be entitled to use any Advance  made by a  Subservicer  as  described in
Section 3.07(b)  that has been deposited in the Custodial Account on or before such  Distribution  Date as part of the  Advance  made by the Master  Servicer pursuant to this  Section 4.04.  The determination by the Master Servicer that it has made a Nonrecoverable  Advance or that any proposed  Advance,  if made,
would   constitute  a  Nonrecoverable   Advance,   shall  be  evidenced  by  a
certificate  of a  Servicing  Officer  delivered  to  the  Depositor  and  the
Trustee.  In the event that the Master Servicer  determines as of the Business
Day preceding any  Certificate  Account Deposit Date that it will be unable to deposit in the Certificate  Account an amount equal to the Advance required to be made for the  immediately  succeeding  Distribution  Date,  it  shall  give notice to the Trustee of its  inability  to advance  (such notice may be given by telecopy),  not later than 3:00 P.M.,  New York time, on such Business Day, specifying  the portion of such amount that it will be unable to deposit.  Not later than 3:00 P.M., New York time, on the  Certificate  Account Deposit Date the  Trustee  shall,  unless by 12:00  Noon,  New York  time,  on such day the
Trustee  shall have been  notified  in writing (by  telecopy)  that the Master
Servicer  shall have  directly  or  indirectly  deposited  in the  Certificate
Account  such  portion  of the  amount of the  Advance  as to which the Master
Servicer shall have given notice pursuant to the preceding sentence,  pursuant to  Section 7.01,  (a)  terminate  all of the  rights and  obligations  of the
Master  Servicer  under this  Agreement in accordance  with  Section 7.01  and
(b) assume  the  rights and  obligations  of the  Master  Servicer  hereunder, including  the  obligation  to  deposit in the  Certificate  Account an amount equal to the Advance for the  immediately  succeeding  Distribution  Date. The
Trustee shall deposit all funds it receives  pursuant to this  Section 4.04(b)
into the Certificate Account.

Section 4.05.     Allocation of Realized Losses.
(a)   Prior to each  Distribution  Date, the Master  Servicer shall  determine the total  amount of Realized  Losses,  if any,  that  resulted  from any Cash
Liquidation,   Servicing  Modifications,  Debt  Service  Reduction,  Deficient
Valuation  or REO  Disposition  that  occurred  during the related  Prepayment
Period  or,  in the  case  of a  Servicing  Modification  that  constitutes  a reduction  of  the  interest  rate  on a  Mortgage  Loan,  the  amount  of the reduction in the interest  portion of the Monthly  Payment due in the month in which such  Distribution  Date occurs.  The amount of each Realized Loss shall be evidenced by an Officers' Certificate.

(b)   All  Realized  Losses  on the  Mortgage  Loans  shall  be  allocated  as follows:

(i)   first,  to Excess Cash Flow in the  amounts and  priority as provided in
                  Section 4.02;

(ii)  second,  in reduction of the  Overcollateralization  Amount,  until such amount has been reduced to zero;

(iii) third, to the Class M-10  Certificates,  until the aggregate Certificate
                  Principal Balance thereof has been reduced to zero;

(iv)  fourth, to the Class M-9  Certificates,  until the aggregate Certificate
                  Principal Balance thereof has been reduced to zero;

(v)   fifth, to the Class M-8  Certificates,  until the aggregate  Certificate
                  Principal Balance thereof has been reduced to zero;

(vi)  sixth, to the Class M-7  Certificates,  until the aggregate  Certificate
                  Principal Balance thereof has been reduced to zero;

(vii) seventh, to the Class M-6 Certificates,  until the aggregate Certificate
                  Principal Balance thereof has been reduced to zero;

(viii)eighth,  to  the  Class M-5  Certificates,   until  the  aggregate
                  Certificate  Principal  Balance  thereof has been reduced to zero;

(ix)  ninth, to the Class M-4  Certificates,  until the aggregate  Certificate
                  Principal Balance thereof has been reduced to zero;

(x)   tenth, to the Class M-3  Certificates,  until the aggregate  Certificate
                  Principal Balance thereof has been reduced to zero;

(xi)  eleventh,   to  the   Class M-2   Certificates,   until  the   aggregate
                  Certificate  Principal  Balance  thereof has been reduced to zero;

(xii) twelfth, to the Class M-1 Certificates,  until the aggregate Certificate
                  Principal Balance thereof has been reduced to zero; and

(xiii)thirteenth,  for losses on the Group I Loans,  to the  Class A-I-1
                  Certificates,    Class A-I-2    Certificates,    Class A-I-3
                  Certificates  and  Class A-I-4  Certificates  on a pro  rata
                  basis,   based  on  their   then   outstanding   Certificate
                  Principal  Balances prior to giving effect to  distributions to be made on such  Distribution  Date,  until the aggregate
                  Certificate  Principal  Balance of each such  Class has been reduced to zero and for  losses on the  Group II  Loans,  to
                  the   Class A-II   Certificates,   until   the   Certificate
                  Principal Balance thereof has been reduced to zero.

(c)   An  allocation  of a Realized  Loss on a "pro rata  basis"  among two or more  specified  Classes of  Certificates  means an  allocation  on a pro rata basis,  among  the  various  Classes  so  specified,  to  each  such  Class of
Certificates  on the basis of their  then  outstanding  Certificate  Principal
Balances  prior  to  giving  effect  to  distributions  to  be  made  on  such
Distribution  Date in the case of the principal  portion of a Realized Loss or
based  on  the  Accrued   Certificate   Interest   thereon   payable  on  such
Distribution  Date in the case of an interest  portion of a Realized Loss. Any allocation  of the  principal  portion of  Realized  Losses  (other  than Debt
Service Reductions) to the Class A  Certificates or Class M Certificates shall be made by reducing the  Certificate  Principal  Balance thereof by the amount so  allocated,  which  allocation  shall be  deemed to have  occurred  on such
Distribution  Date;  provided,   that  no  such  reduction  shall  reduce  the
aggregate   Certificate  Principal  Balance  of  the  Certificates  below  the aggregate Stated Principal  Balance of the Mortgage Loans.  Allocations of the
interest  portions of Realized  Losses (other than any interest rate reduction resulting  from a Servicing  Modification)  shall be made by  operation of the
definition  of  "Accrued   Certificate   Interest"  for  each  Class for  such
Distribution  Date.  Allocations  of the interest  portion of a Realized  Loss resulting  from an interest  rate  reduction  in  connection  with a Servicing
Modification  shall be made by operation of the priority of payment provisions of  Section 4.02(c).  Allocations  of the  principal  portion of Debt  Service
Reductions  shall be made by operation  of the priority of payment  provisions of  Section 4.02(c).  All Realized Losses and all other losses  allocated to a
Class of  Certificates  hereunder will be allocated among the  Certificates of such Class in proportion to the Percentage Interests evidenced thereby.

(d)   All  Realized  Losses on the  Mortgage  Loans shall be allocated on each
Distribution  Date  to  the  REMIC I  Regular  Interests  as  provided  in the definition of REMIC I Realized Losses.

(e)   All  Realized  Losses on the  Mortgage  Loans shall be allocated on each
Distribution  Date  to the  REMIC II  Regular  Interests  as  provided  in the definition of REMIC II Realized Losses.

(f)   Realized   Losses   allocated   to  the   Excess   Cash   Flow   or  the
Overcollateralization  Amount  pursuant to paragraphs  (a), (b) or (c) of this
Section,  the definition of Accrued Certificate  Interest and the operation of
Section 4.02(c)  shall  be  deemed  allocated  to the  Class SB  Certificates.
Realized Losses  allocated to the Class SB  Certificates  shall, to the extent such Realized  Losses  represent  Realized Losses on an interest  portion,  be allocated to the REMIC III  Regular Interest SB-IO.  Realized Losses allocated to the Excess Cash Flow  pursuant to paragraph  (b) of this  Section shall  be deemed  to  reduce  Accrued  Certificate  Interest  on the  REMIC III  Regular
Interest  SB-IO.  Realized  Losses  allocated  to  the   Overcollateralization
Amount  pursuant to  paragraph  (b) of this  Section shall  be deemed first to reduce the principal  balance of the REMIC III  Regular  Interest  SB-PO until such  principal  balance  shall have been  reduced to zero and  thereafter  to reduce accrued and unpaid interest on the REMIC III Regular Interest SB-IO.

Section 4.06.     Reports  of  Foreclosures  and  Abandonment  of  Mortgaged
                  Property.

      The Master Servicer or the Subservicers  shall file information  returns with  respect  to the  receipt of  mortgage  interest  received  in a trade or business,  the  reports of  foreclosures  and  abandonments  of any  Mortgaged
Property  and  the   informational   returns   relating  to   cancellation  of
indebtedness  income  with  respect  to any  Mortgaged  Property  required  by
Sections 6050H, 6050J and 6050P of the Code, respectively,  and deliver to the
Trustee  an  Officers'  Certificate  on  or  before  March  31 of  each  year, beginning  with the first March 31 that  occurs at least six months  after the
Cut-off  Date,  stating that such reports have been filed.  Such reports shall be in form  and  substance  sufficient  to  meet  the  reporting  requirements imposed by such Sections 6050H, 6050J and 6050P of the Code.

Section 4.07.     Optional Purchase of Defaulted Mortgage Loans.

(a)   With respect to any Mortgage  Loan which is  delinquent in payment by 90 days or more, the Master  Servicer may, at its option,  purchase such Mortgage
Loan from the Trustee at the  Purchase  Price  therefor;  provided,  that such
Mortgage Loan is 90 days or more delinquent at the time of repurchase.

(b)   If at any time the Master  Servicer  makes a payment to the  Certificate
Account  covering the amount of the Purchase Price for such a Mortgage Loan as provided in clause (a) above, and the Master Servicer  provides to the Trustee a certification  signed by a Servicing Officer stating that the amount of such payment has been deposited in the Certificate Account,  then the Trustee shall execute  the  assignment  of such  Mortgage  Loan at the request of the Master
Servicer  without  recourse to the Master  Servicer which shall succeed to all the Trustee's right,  title and interest in and to such Mortgage Loan, and all
security  and  documents  relative  thereto.   Such  assignment  shall  be  an
assignment  outright and not for security.  The Master Servicer will thereupon own such Mortgage,  and all such security and  documents,  free of any further obligation to the Trustee or the Certificateholders with respect thereto.

Section 4.08.     Limited Mortgage Loan Repurchase Right.

      The Limited  Repurchase Right Holder will have the option at any time to purchase any of the Mortgage Loans from the Trustee at the Purchase  Price, up to a  maximum  of five  Mortgage  Loans.  In the  event  that  this  option is exercised as to any five  Mortgage  Loans in the  aggregate,  this option will thereupon  terminate.  If at any  time the  Limited  Repurchase  Right  Holder makes  a  payment  to the  Certificate  Account  covering  the  amount  of the
Purchase  Price for such a Mortgage  Loan,  and the Limited  Repurchase  Right
Holder provides to the Trustee a certification  signed by a Servicing  Officer stating that the amount of such payment has been deposited in the  Certificate
Account,  then the Trustee shall execute the  assignment of such Mortgage Loan at the request of the Limited  Repurchase Right Holder without recourse to the
Limited  Repurchase  Right  Holder  which shall  succeed to all the  Trustee's right,  title and interest in and to such Mortgage  Loan, and all security and documents  relative thereto.  Such assignment shall be an assignment  outright and not for security.  The Limited  Repurchase Right Holder will thereupon own such  Mortgage,  and all such  security  and  documents,  free of any  further obligation  to the Trustee or the  Certificateholders  with  respect  thereto.
Any tax on "prohibited  transactions" (as defined in Section 860F(a)(2) of the
Code)  imposed  on any  REMIC  resulting  from the  exercise  of the  optional repurchase in this Section 4.08 shall in no event be payable by the Trustee.

Section 4.09.     Derivative Contracts.

(a)   The Trustee shall, at the written  direction of the Master Servicer,  on behalf of the Trust  Fund,  enter into  Derivative  Contracts,  solely for the benefit of the  Class SB  Certificates.  Any such  Derivative  Contract  shall constitute a fully prepaid  agreement.  The Master  Servicer shall  determine, in its sole  discretion,  whether  any  Derivative  Contract  conforms  to the requirements of clauses (b) and (c) of this  Section 4.09.  Any acquisition of a Derivative  Contract shall be  accompanied  by an  appropriate  amendment to
this   Agreement,   including   an  Opinion  of   Counsel,   as   provided  in
Section 11.01,  and either  (i) an  Opinion of Counsel to the effect  that the
existence  of  the   Derivative   Contract  will  not  adversely   affect  the
availability of the exemptive  relief afforded under ERISA by U.S.  Department of Labor  Prohibited  Transaction  Exemption  ("PTE") 94-29,  as most recently amended,  67 Fed. Reg.  54487 (Aug.  22, 2002),  to the Holders of the Class A
Certificates  or the  Class M  Certificates,  as of the  date  the  Derivative
Contract is acquired by the  Trustee;  or (ii) the consent of each holder of a
Class A  Certificate  or  Class M  Certificate  to  the  acquisition  of  such
Derivative  Contract.  All collections,  proceeds and other amounts in respect of the Derivative  Contracts payable by the Derivative  Counterparty  shall be distributed to the Class SB  Certificates on the  Distribution  Date following receipt  thereof  by  the  Trustee.  In no  event  shall  such  an  instrument constitute a part of any REMIC created  hereunder.  In addition,  in the event any such  instrument  is  deposited,  the  Trust  Fund  shall be  deemed to be divided  into two separate  and  discrete  sub-trusts.  The assets of one such sub-trust  shall  consist  of all the assets of the Trust Fund other than such instrument and the assets of the other  sub-trust shall consist solely of such instrument.

(b)   Any Derivative  Contract that provides for any payment obligation on the part of the  Trust  Fund must (i) be  without  recourse  to the  assets of the
Trust  Fund,  (ii)  contain  a  non-petition   covenant   provision  from  the
Derivative Counterparty,  (iii) limit payment dates thereunder to Distribution
Dates and (iv)  contain a  provision  limiting  any cash  payments  due to the
Derivative  Counterparty on any day under such  Derivative  Contract solely to funds available  therefor in the  Certificate  Account to make payments to the
Holders of the Class SB Certificates on such Distribution Date.

(c)   Each Derivative  Contract must (i) provide for the direct payment of any amounts by the Derivative  Counterparty  thereunder to the Certificate Account at least  one  Business  Day  prior to the  related  Distribution  Date,  (ii)
contain  an  assignment  of all of the Trust  Fund's  rights  (but none of its obligations)  under  such  Derivative  Contract  to the  Trustee on behalf the
Class SB  Certificates  and shall include an express consent of the Derivative
Counterparty  to such  assignment,  (iii)  provide  that in the  event  of the occurrence of an Event of Default,  such  Derivative  Contract shall terminate upon  the  direction  of  a  majority  Percentage  Interest  of  the  Class SB
Certificates,   and   (iv)   prohibit   the   Derivative   Counterparty   from
"setting-off"  or  "netting"  other  obligations  of the  Trust  Fund  and its
Affiliates  against  such  Derivative   Counterparty's   payment   obligations
thereunder.

Section 4.10.     Yield Maintenance Agreement.

(a)   In the event  that the  Trustee  does not  receive by the  Business  Day preceding a Distribution  Date the amount as specified by the Master  Servicer pursuant to  Section 4.04(a)(iv)  hereof as the amount to be paid with respect to such Distribution Date by the Yield  Maintenance  Agreement  Provider under the Yield Maintenance  Agreement,  the Trustee shall enforce the obligation of the Yield  Maintenance  Agreement  Provider  thereunder.  The  parties  hereto acknowledge that the Yield Maintenance  Agreement Provider shall be making all
calculations,   and  determine  the  amounts  to  be  paid,  under  the  Yield
Maintenance  Agreement.  Absent manifest error,  the Trustee may  conclusively rely on such  calculations  and  determination  and any notice  received by it from the Master Servicer pursuant to Section 4.04(a)(iv) hereof.

(b)   The Trustee shall  deposit or cause to be deposited any amount  received under the Yield  Maintenance  Agreement  into the  Certificate  Account on the date such amount is received  from the Yield  Maintenance  Agreement  Provider under the Yield Maintenance  Agreement  (including  termination  payments,  if any). All payments  received under the Yield  Maintenance  Agreement  shall be distributed in accordance  with the  priorities  set forth in  Section 4.02(c)
hereof.

(c)   In the event that the Yield  Maintenance  Agreement,  or any replacement thereof,  terminates  prior to the  Distribution  Date in  October  2011,  the
Master Servicer,  but at no expense to the Master  Servicer,  on behalf of the
Trustee,  to the extent that the termination value under the Yield Maintenance
Agreement is  sufficient  therefor  and only to the extent of the  termination
payment  received  from  the  Yield  Maintenance  Agreement  Provider,   shall
(i) cause  a  new  yield   maintenance   agreement   provider  to  assume  the
obligations  of  such  terminated  yield  maintenance  agreement  provider  or
(ii) cause  a new yield  maintenance  agreement  provider  to enter into a new yield maintenance  agreement with the Trust Fund having substantially  similar terms as those set forth in the Yield Maintenance Agreement.

ARTICLE V

                               THE CERTIFICATES

Section 5.01.     The Certificates.

(a)   The Class A Certificates,  Class M  Certificates,  Class SB Certificates
      and Class R  Certificates  shall be substantially in the forms set forth in Exhibits A, B, C and D,  respectively,  and shall, on original issue, be executed and  delivered by the Trustee to the  Certificate  Registrar for  authentication  and delivery to or upon the order of the  Depositor upon receipt by the Trustee or the Custodian of the documents  specified in  Section 2.01.  Each Class of Class A  Certificates and the Class M-1
      Certificates,  Class M-2  Certificates and Class M-3  Certificates shall be issuable in minimum  dollar  denominations  of $100,000  and integral
      multiples  of  $1  in  excess  thereof.   The  Class M-4   Certificates,
      Class M-5 Certificates,  Class M-6 Certificates, Class M-7 Certificates,
      Class M-8   Certificates,   Class M-9   Certificates   and  Class   M-10
      Certificates  shall be  issuable  in  minimum  dollar  denominations  of
      $250,000 and integral  multiples of $1 in excess  thereof.  The Class SB
      Certificates  shall be  issuable  in  registered,  certificated  form in minimum  percentage  interests of 5.00% and integral  multiples of 0.01%
      in  excess  thereof.   The  Class R  Certificates  shall  be  issued  in
      registered,  certificated form in minimum percentage interests of 20.00%
      and integral  multiples of 0.01% in excess thereof;  provided,  however, that one  Class R  Certificate  of each  Class will  be  issuable to the
      REMIC    Administrator    as   "tax   matters   person"    pursuant   to
      Section 10.01(c)  in a minimum  denomination  representing  a Percentage
      Interest of not less than 0.01%. The  Certificates  shall be executed by manual or facsimile  signature on behalf of an authorized officer of the
      Trustee.  Certificates  bearing the manual or  facsimile  signatures  of individuals  who were at any time the  proper  officers  of the  Trustee shall bind the Trustee,  notwithstanding that such individuals or any of them have ceased to hold such offices  prior to the  authentication  and delivery of such  Certificate  or did not hold such  offices at the date of such  Certificates.  No Certificate  shall be entitled to any benefit under this Agreement,  or be valid for any purpose, unless there appears on such  Certificate a certificate of  authentication  substantially  in the form provided for herein  executed by the  Certificate  Registrar by manual  signature,  and such certificate  upon any Certificate  shall be conclusive  evidence,  and the only evidence,  that such Certificate has been  duly  authenticated  and  delivered  hereunder.  All  Certificates shall be dated the date of their authentication.

(b)   The Class A  Certificates  and Class M  Certificates  shall initially be issued as one or more  Certificates  registered in the name of the  Depository
or  its  nominee  and,  except  as  provided   below,   registration  of  such
Certificates  may  not  be  transferred  by  the  Trustee  except  to  another
Depository  that  agrees  to  hold  such   Certificates   for  the  respective
Certificate Owners with Ownership  Interests  therein.  The Certificate Owners shall  hold  their  respective  Ownership  Interests  in and to  each  Class A
Certificate and Class M Certificate  through the book-entry  facilities of the
Depository and, except as provided below,  shall not be entitled to Definitive
Certificates  in  respect  of  such  Ownership  Interests.  All  transfers  by
Certificate Owners of their respective  Ownership  Interests in the Book-Entry
Certificates  shall be made in accordance  with the procedures  established by the Depository  Participant or brokerage firm  representing  such  Certificate
Owner.  Each  Depository  Participant  shall transfer the Ownership  Interests only in the Book-Entry  Certificates of Certificate Owners it represents or of
brokerage   firms  for  which  it  acts  as  agent  in  accordance   with  the
Depository's normal procedures.

      The Trustee,  the Master Servicer and the Depositor may for all purposes
(including the making of payments due on the respective  Classes of Book-Entry
Certificates)  deal with the  Depository as the authorized  representative  of the  Certificate  Owners with respect to the respective  Classes of Book-Entry
Certificates  for  purposes  of  exercising  the rights of  Certificateholders hereunder.  The rights of  Certificate  Owners with respect to the  respective
Classes of Book-Entry  Certificates  shall be limited to those  established by law  and  agreements  between  such  Certificate  Owners  and  the  Depository
Participants  and  brokerage  firms  representing  such  Certificate   Owners.
Multiple  requests and directions from, and votes of, the Depository as Holder of any Class of Book-Entry  Certificates with respect to any particular matter shall not be deemed  inconsistent  if they are made with  respect to different
Certificate  Owners.  The Trustee may  establish a  reasonable  record date in
connection    with    solicitations    of   consents   from   or   voting   by
Certificateholders  and shall give  notice to the  Depository  of such  record date.

      If with  respect to any  Book-Entry  Certificate  (i)(A)  the  Depositor
advises the Trustee in writing  that the  Depository  is no longer  willing or able to properly discharge its  responsibilities as Depository with respect to such  Book-Entry  Certificate  and (B) the  Depositor  is  unable  to locate a qualified  successor,  or (ii) (A) the  Depositor  at its option  advises  the
Trustee in writing that it elects to terminate the book-entry  system for such
Book-Entry  Certificate  through the Depository and (B) upon receipt of notice from the  Depository of the  Depositor's  election to terminate the book-entry system for such Book-Entry  Certificate,  the Depository  Participants holding beneficial  interests in such Book-Entry  Certificates  agree to initiate such
termination,   the  Trustee  shall  notify  all  Certificate  Owners  of  such
Book-Entry Certificate,  through the Depository, of the occurrence of any such event  and of the  availability  of  Definitive  Certificates  to  Certificate
Owners  requesting  the same.  Upon surrender to the Trustee of the Book-Entry
Certificates by the Depository,  accompanied by registration instructions from the  Depository  for  registration  of transfer,  the Trustee  shall issue the
Definitive Certificates.

      In  addition,  if an Event of Default has  occurred  and is  continuing, each  Certificate  Owner  materially  adversely  affected  thereby  may at its option request a Definitive  Certificate  evidencing such Certificate  Owner's
Percentage  Interest in the related  Class of  Certificates.  In order to make such  request,  such  Certificate  Owner  shall,  subject  to  the  rules  and
procedures  of  the   Depository,   provide  the  Depository  or  the  related
Depository  Participant  with  directions  for the  Certificate  Registrar  to exchange or cause the  exchange of the  Certificate  Owner's  interest in such
Class of   Certificates  for  an  equivalent   Percentage  Interest  in  fully
registered  definitive  form.  Upon  receipt by the  Certificate  Registrar of instructions  from the  Depository  directing  the  Certificate  Registrar  to effect such exchange (such instructions to contain  information  regarding the
Class of  Certificates and the Certificate  Principal Balance being exchanged, the  Depository  Participant  account to be  debited  with the  decrease,  the
registered   holder  of  and   delivery   instructions   for  the   Definitive
Certificate,  and any other information reasonably required by the Certificate
Registrar),  (i) the  Certificate  Registrar  shall instruct the Depository to
reduce  the  related  Depository   Participant's   account  by  the  aggregate
Certificate Principal Balance of the Definitive Certificate,  (ii) the Trustee
shall execute and the Certificate  Registrar shall  authenticate  and deliver, in accordance with the registration and delivery  instructions provided by the
Depository,  a Definitive  Certificate  evidencing  such  Certificate  Owner's
Percentage Interest in such Class of  Certificates and (iii) the Trustee shall execute and the  Certificate  Registrar  shall  authenticate  a new Book-Entry
Certificate  reflecting the reduction in the aggregate  Certificate  Principal
Balance  of  such  Class of  Certificates  by the  amount  of  the  Definitive
Certificates.

      None of the  Depositor,  the Master  Servicer  or the  Trustee  shall be liable for any actions  taken by the  Depository  or its  nominee,  including, without limitation,  any delay in delivery of any instructions  required under this  Section 5.01  and may  conclusively  rely on, and shall be  protected in relying on, such instructions.  Upon the issuance of Definitive  Certificates, the  Trustee  and the  Master  Servicer  shall  recognize  the  Holders of the
Definitive Certificates as Certificateholders hereunder.

(c)   Each of the  Certificates  is  intended to be a  "security"  governed by
Article 8  of the  Uniform  Commercial  Code as in  effect in the State of New
York and any other  applicable  jurisdiction,  to the extent  that any of such laws may be applicable.

Section 5.02.     Registration of Transfer and Exchange of Certificates.

(a)   The Trustee  shall cause to be kept at one of the offices or agencies to be appointed by the Trustee in accordance  with the provisions of Section 8.12 a Certificate Register in which, subject to such reasonable  regulations as it may prescribe,  the Trustee shall provide for the registration of Certificates and of  transfers  and  exchanges  of  Certificates  as herein  provided.  The
Trustee  is  initially  appointed  Certificate  Registrar  for the  purpose of registering  Certificates  and  transfers  and  exchanges of  Certificates  as herein  provided.  The Certificate  Registrar,  or the Trustee,  shall provide the Master  Servicer with a certified  list of  Certificateholders  as of each
Record Date prior to the related Determination Date.

(b)   Upon surrender for  registration  of transfer of any  Certificate at any office  or agency of the  Trustee  maintained  for such  purpose  pursuant  to
Section 8.12  and,  in  the  case  of  any  Class SB  Certificate  or  Class R
Certificate,  upon satisfaction of the conditions set forth below, the Trustee shall execute and the Certificate  Registrar shall  authenticate  and deliver, in the  name of the  designated  transferee  or  transferees,  one or more new
Certificates of a like Class and aggregate Percentage Interest.

(c)   At the option of the  Certificateholders,  Certificates may be exchanged for  other  Certificates  of  authorized  denominations  of a  like  Class and aggregate  Percentage  Interest,  upon  surrender  of the  Certificates  to be exchanged  at any such  office or agency.  Whenever  any  Certificates  are so surrendered  for  exchange  the  Trustee  shall  execute  and the  Certificate
Registrar shall  authenticate and deliver the Certificates of such Class which the  Certificateholder  making the  exchange is  entitled  to  receive.  Every
Certificate  presented or  surrendered  for transfer or exchange  shall (if so required by the Trustee or the Certificate  Registrar) be duly endorsed by, or be accompanied  by a written  instrument of transfer in form  satisfactory  to the  Trustee  and the  Certificate  Registrar  duly  executed  by,  the Holder thereof or his attorney duly authorized in writing.

(d)   No  transfer,   sale,   pledge  or  other   disposition  of  a  Class SB
Certificate or Class R  Certificate shall be made unless such transfer,  sale, pledge or other  disposition is exempt from the  registration  requirements of the  Securities  Act of 1933, as amended (the "1933 Act"),  and any applicable state  securities  laws or is made  in  accordance  with  said  Act and  laws.
Except as  otherwise  provided  in this  Section 5.02(d),  in the event that a transfer of a Class SB  Certificate or Class R  Certificate is to be made, (i)
unless the Depositor directs the Trustee otherwise,  the Trustee shall require a  written  Opinion  of  Counsel  acceptable  to and  in  form  and  substance satisfactory  to the Trustee and the Depositor  that such transfer may be made pursuant to an exemption,  describing the  applicable  exemption and the basis therefor,  from said Act and laws or is being  made  pursuant  to said Act and laws,  which  Opinion of Counsel  shall not be an expense of the Trustee,  the
Trust Fund, the Depositor or the Master  Servicer,  and (ii) the Trustee shall require the transferee to execute a  representation  letter,  substantially in the form of Exhibit I hereto,  and the Trustee shall require the transferor to execute  a  representation  letter,  substantially  in the  form of  Exhibit J hereto,  each  acceptable  to and in form and  substance  satisfactory  to the
Depositor  and the Trustee  certifying  to the  Depositor  and the Trustee the facts surrounding such transfer,  which representation letters shall not be an expense  of  the  Trustee,  the  Trust  Fund,  the  Depositor  or  the  Master
SERVICER.  In lieu of the  requirements  set forth in the preceding  sentence, transfers  of Class SB  Certificates  or Class R  Certificates  may be made in accordance with this  Section 5.02(d) if the prospective  transferee of such a
Certificate  provides the Trustee and the Master  Servicer  with an investment
letter   substantially  in  the  form  of  Exhibit N  attached  hereto,  which investment  letter shall not be an expense of the Trustee,  the Depositor,  or the Master  Servicer,  and which  investment  letter states that,  among other things,  such transferee (i) is a "qualified  institutional  buyer" as defined under  Rule 144A,  acting  for  its  own  account  or the  accounts  of  other
"qualified  institutional  buyers"  as defined  under  Rule 144A,  and (ii) is aware  that the  proposed  transferor  intends to rely on the  exemption  from registration  requirements  under  the 1933 Act  provided  by Rule  144A.  The
Holder of a Class SB  Certificate  or Class R  Certificate  desiring to effect any transfer,  sale, pledge or other disposition  shall, and does hereby agree to,  indemnify  the  Trustee,  the  Depositor,  the  Master  Servicer  and the
Certificate  Registrar  against any liability that may result if the transfer, sale,  pledge  or  other  disposition  is not so  exempt  or is  not  made  in accordance with such federal and state laws and this Agreement.

(e)   (i) In the  case of any  Class SB  Certificate  or  Class R  Certificate presented for  registration in the name of any Person,  either (A) the Trustee shall  require an Opinion of Counsel  acceptable  to and in form and substance satisfactory  to the Trustee,  the  Depositor  and the Master  Servicer to the
effect that the purchase or holding of such  Class SB  Certificate  or Class R
Certificate  is  permissible  under  applicable  law,  will not  constitute or result in any non-exempt prohibited  transaction under Section 406 of ERISA or
Section 4975  of  the  Code  (or  comparable   provisions  of  any  subsequent
enactments),  and will not subject the  Trustee,  the  Depositor or the Master
Servicer to any obligation or liability (including  obligations or liabilities under ERISA or  Section 4975  of the Code) in addition to those  undertaken in this  Agreement,  which  Opinion  of  Counsel  shall not be an  expense of the
Trustee,  the  Depositor  or  the  Master  Servicer,  or (B)  the  prospective transferee  shall be required to provide the Trustee,  the  Depositor  and the
Master  Servicer  with a  certification  to the effect set forth in  Exhibit P
(with  respect  to  a  Class SB   Certificate)  or  in  paragraph  fifteen  of
Exhibit H-1  (with  respect to a Class R  Certificate),  which the Trustee may
rely  upon  without   further   inquiry  or   investigation,   or  such  other
certifications  as the Trustee may deem  desirable  or  necessary  in order to establish that such  transferee or the Person in whose name such  registration is  requested  is not an employee  benefit  plan or other plan or  arrangement subject to the prohibited  transaction  provisions of ERISA or Section 4975 of the Code, or any Person  (including an insurance company investing its general accounts,  an investment  manager,  a named fiduciary or a trustee of any such plan) who is using "plan  assets" of any such plan to effect such  acquisition
(each of the foregoing, a "Plan Investor").

            (ii) Any  Transferee  of a Class M  Certificate  will be deemed to have  represented by virtue of its purchase or holding of such Certificate (or interest therein) that either (a) such Transferee is not a Plan Investor,  (b)
it  has  acquired  and  is  holding  such  Certificate  in  reliance  on  U.S.
Department of Labor Prohibited  Transaction  Exemption  ("PTE") 94-29, as most recently amended by PTE 2002-41, 67 Fed. Reg. 54487 (Aug. 22,  2002) (the "RFC
Exemption"),  and that it understands that there are certain conditions to the availability  of the RFC Exemption,  including that such  Certificate  must be rated,  at the time of purchase,  not lower than "BBB-" (or its equivalent) by
Fitch,  Standard  &  Poor's  or  Moody's  or (c)  (x)  such  Transferee  is an insurance  company,  (y) the  source of funds  used to  purchase  or hold such
Certificate (or interest  therein) is an "insurance  company general  account"
(as defined in Prohibited  Transaction  Class Exemption  ("PTCE") 95-60),  and
(z) the  conditions  set forth in  Sections  I and III of PTCE 95-60 have been satisfied (each entity that satisfies this clause (c), a "Complying  Insurance
Company").

            (iii) If any  Class M  Certificate  (or any  interest  therein) is acquired or held by any Person that does not satisfy the conditions  described in paragraph (ii) above,  then the last preceding  Transferee  that either (x)
is not a Plan Investor,  (y) acquired such  Certificate in compliance with the
RFC Exemption or (z) is a Complying  Insurance  Company shall be restored,  to the extent  permitted  by law, to all rights and  obligations  as  Certificate
Owner  thereof  retroactive  to the  date of  such  Transfer  of such  Class M
Certificate.  The  Trustee  shall be  under no  liability  to any  Person  for making any payments due on such Certificate to such preceding Transferee.

            (iv)  Any  purported   Certificate   Owner  whose  acquisition  or
holding of any  Class SB  Certificate  or  Class M  Certificate  (or  interest
therein)   was   effected   in   violation   of  the   restrictions   in  this
Section 5.02(e) shall indemnify and hold harmless the Depositor,  the Trustee, the Master Servicer, any Subservicer,  any underwriter and the Trust Fund from and against any and all  liabilities,  claims,  costs or expenses  incurred by such parties as a result of such acquisition or holding.

(f)   (i)   Each Person who has or who  acquires any  Ownership  Interest in a
Class R  Certificate  shall be deemed by the acceptance or acquisition of such
Ownership Interest to have agreed to be bound by the following  provisions and to have  irrevocably  authorized  the  Trustee or its  designee  under  clause
(iii)(A)  below to deliver  payments to a Person other than such Person and to negotiate the terms of any mandatory  sale under clause  (iii)(B) below and to execute all  instruments  of transfer and to do all other things  necessary in connection  with any such  sale.  The  rights  of each  Person  acquiring  any
Ownership  Interest  in a Class R  Certificate  are  expressly  subject to the following provisions:

(A)   Each Person  holding or acquiring  any  Ownership  Interest in a Class R
Certificate  shall be a Permitted  Transferee  and shall  promptly  notify the
Trustee  of any  change  or  impending  change in its  status  as a  Permitted
Transferee.

(B)   In connection with any proposed Transfer of any Ownership  Interest in a
Class R  Certificate,  the Trustee shall require delivery to it, and shall not register the Transfer of any Class R Certificate until its receipt of:

(I)   an affidavit and agreement (a "Transfer  Affidavit  and  Agreement,"  in the form attached  hereto as  Exhibit H-1)  from the proposed  Transferee,  in form and  substance  satisfactory  to the Master  Servicer,  representing  and warranting,  among other things, that it is a Permitted Transferee, that it is not acquiring its Ownership  Interest in the Class R  Certificate  that is the subject  of the  proposed  Transfer  as a  nominee,  trustee  or agent for any
Person who is not a Permitted  Transferee,  that for so long as it retains its
Ownership  Interest  in a Class R  Certificate,  it will  endeavor to remain a
Permitted  Transferee,  and  that  it has  reviewed  the  provisions  of  this
Section 5.02(f) and agrees to be bound by them, and

(II)  a  certificate,  in the form attached  hereto as  Exhibit H-2,  from the
Holder  wishing to transfer  the Class R  Certificate,  in form and  substance satisfactory to the Master Servicer,  representing and warranting, among other things,  that no purpose of the proposed  Transfer is to impede the assessment or collection of tax.

(C)   Notwithstanding  the delivery of a Transfer Affidavit and Agreement by a proposed  Transferee  under clause (B) above, if a Responsible  Officer of the
Trustee  who is  assigned  to this  Agreement  has actual  knowledge  that the proposed  Transferee  is  not  a  Permitted  Transferee,  no  Transfer  of  an
Ownership Interest in a Class R  Certificate to such proposed Transferee shall be effected.

(D)   Each Person  holding or acquiring  any  Ownership  Interest in a Class R
Certificate  shall  agree (x) to require a Transfer  Affidavit  and  Agreement from any other Person to whom such Person  attempts to transfer its  Ownership
Interest  in a  Class R  Certificate  and (y) not to  transfer  its  Ownership
Interest  unless it provides a certificate to the Trustee in the form attached hereto as Exhibit H-2.

(E)   Each Person  holding or  acquiring  an  Ownership  Interest in a Class R
Certificate,  by purchasing an Ownership Interest in such Certificate,  agrees to  give  the  Trustee  written  notice  that it is a  "pass-through  interest
holder"    within   the   meaning   of    Temporary    Treasury    Regulations
Section 1.67-3T(a)(2)(i)(A)  immediately upon acquiring an Ownership  Interest in a Class R  Certificate,  if it is, or is holding an Ownership Interest in a
Class R Certificate on behalf of, a "pass-through interest holder."

(ii)  The Trustee shall register the Transfer of any Class R  Certificate only if it shall have received the Transfer Affidavit and Agreement,  a certificate of the  Holder  requesting  such  transfer  in the  form  attached  hereto  as
Exhibit H-2  and all of such other  documents  as shall  have been  reasonably required by the  Trustee as a condition  to such  registration.  Transfers  of the  Class R  Certificates  to  Non-United  States  Persons  and  Disqualified
Organizations (as defined in Section 860E(e)(5) of the Code) are prohibited.

(A)   If any  Disqualified  Organization  shall  become a holder  of a Class R
Certificate,  then the last preceding Permitted  Transferee shall be restored, to the  extent  permitted  by law,  to all rights  and  obligations  as Holder thereof  retroactive  to the date of  registration  of such  Transfer  of such
Class R  Certificate.  If a Non-United  States Person shall become a holder of a Class R  Certificate,  then the last preceding United States Person shall be restored,  to the extent  permitted by law, to all rights and  obligations  as
Holder  thereof  retroactive to the date of  registration  of such Transfer of
such  Class R  Certificate.   If  a  transfer  of  a  Class R  Certificate  is
disregarded    pursuant   to   the   provisions   of   Treasury    Regulations
Section 1.860E-1  or  Section 1.860G-3,  then  the  last  preceding  Permitted
Transferee  shall be restored,  to the extent  permitted by law, to all rights and  obligations as Holder thereof  retroactive to the date of registration of such  Transfer of such  Class R  Certificate.  The  Trustee  shall be under no liability  to any  Person  for  any  registration  of  Transfer  of a  Class R
Certificate  that is in fact  not  permitted  by this  Section 5.02(f)  or for making any  payments  due on such  Certificate  to the  holder  thereof or for taking any other action with respect to such holder  under the  provisions  of this Agreement.

(B)   If  any  purported  Transferee  shall  become  a  Holder  of  a  Class R
Certificate in violation of the  restrictions in this  Section 5.02(f)  and to the extent  that the  retroactive  restoration  of the rights of the Holder of such  Class R  Certificate  as  described  in clause  (iii)(A)  above shall be invalid,  illegal or  unenforceable,  then the Master  Servicer shall have the right,  without  notice  to the  holder or any  prior  holder of such  Class R
Certificate,  to sell such Class R  Certificate to a purchaser selected by the
Master  Servicer  on such  terms  as the  Master  Servicer  may  choose.  Such
purported   Transferee   shall  promptly  endorse  and  deliver  each  Class R
Certificate in accordance with the instructions of the Master  Servicer.  Such purchaser  may be the Master  Servicer  itself or any  Affiliate of the Master
Servicer.  The  proceeds  of such  sale,  net of the  commissions  (which  may include  commissions  payable  to the  Master  Servicer  or  its  Affiliates), expenses  and taxes due, if any,  will be  remitted by the Master  Servicer to such  purported  Transferee.  The terms and  conditions of any sale under this clause  (iii)(B)  shall be  determined  in the sole  discretion  of the Master
Servicer,  and the Master Servicer shall not be liable to any Person having an
Ownership  Interest in a Class R  Certificate  as a result of its  exercise of such discretion.

(iii) The Master  Servicer,  on behalf of the Trustee,  shall make  available, upon written request from the Trustee,  all  information  necessary to compute any tax imposed

(A)   as a result  of the  Transfer  of an  Ownership  Interest  in a  Class R
Certificate  to any Person who is a Disqualified  Organization,  including the
information   regarding  "excess  inclusions"  of  such  Class R  Certificates required to be provided to the Internal  Revenue  Service and certain  Persons
as   described   in   Treasury   Regulations   Sections   1.860D-1(b)(5)   and
1.860E-2(a)(5), and

(B)   as a result of any regulated investment company,  real estate investment
trust,  common  trust  fund,   partnership,   trust,  estate  or  organization
described in  Section 1381  of the Code that holds an Ownership  Interest in a
Class R  Certificate having as among its record holders at any time any Person who is a  Disqualified  Organization.  Reasonable  compensation  for providing such information may be required by the Master Servicer from such Person.

(iv)  The  provisions of this  Section 5.02(f)  set forth prior to this clause
(iv) may be modified,  added to or eliminated,  provided that there shall have been delivered to the Trustee the following:

(A)   written  notification  from each  Rating  Agency to the effect  that the modification,  addition to or  elimination of such  provisions  will not cause such Rating  Agency to  downgrade  its  then-current  ratings,  if any, of the
Class A   Certificates  or  Class M   Certificates  below  the  lower  of  the
then-current  rating or the rating  assigned  to such  Certificates  as of the
Closing Date by such Rating Agency; and

(B)   a certificate of the Master  Servicer  stating that the Master  Servicer has received an Opinion of Counsel, in form and substance  satisfactory to the
Master Servicer, to the effect that such modification,  addition to or absence of such  provisions  will not cause any REMIC  created  hereunder  to cease to qualify as a REMIC and will not cause (x) any REMIC  created  hereunder  to be subject  to an  entity-level  tax  caused  by  the  Transfer  of  any  Class R
Certificate  to a  Person  that  is  a  Disqualified  Organization  or  (y)  a
Certificateholder  or  another  Person to be subject  to a  REMIC-related  tax caused by the  Transfer  of a Class R  Certificate  to a Person  that is not a
Permitted Transferee.

(g)   No  service  charge  shall  be made  for any  transfer  or  exchange  of
Certificates  of any  Class,  but the  Trustee  may  require  payment of a sum sufficient  to cover any tax or  governmental  charge  that may be  imposed in connection with any transfer or exchange of Certificates.

(h)   All  Certificates   surrendered  for  transfer  and  exchange  shall  be
destroyed by the Certificate Registrar.

Section 5.03.     Mutilated, Destroyed, Lost or Stolen Certificates.

      If (i) any  mutilated  Certificate  is  surrendered  to the  Certificate
Registrar,  or the Trustee and the Certificate  Registrar  receive evidence to their satisfaction of the destruction,  loss or theft of any Certificate,  and
(ii) there is  delivered  to the Trustee and the  Certificate  Registrar  such security  or  indemnity  as may be  required  by  them  to  save  each of them harmless,  then,  in the absence of notice to the  Trustee or the  Certificate
Registrar that such  Certificate  has been acquired by a bona fide  purchaser, the Trustee shall execute and the  Certificate  Registrar  shall  authenticate and  deliver,  in exchange  for or in lieu of any such  mutilated,  destroyed, lost  or  stolen  Certificate,  a new  Certificate  of like  tenor,  Class and
Percentage  Interest but bearing a number not  contemporaneously  outstanding.
Upon the issuance of any new Certificate  under this Section,  the Trustee may
require  the  payment  of  a  sum   sufficient  to  cover  any  tax  or  other
governmental  charge  that may be imposed in  relation  thereto  and any other expenses  (including the fees and expenses of the Trustee and the  Certificate
Registrar) connected therewith.  Any duplicate  Certificate issued pursuant to this Section shall  constitute complete and indefeasible evidence of ownership in the Trust Fund, as if originally  issued,  whether or not the lost,  stolen or destroyed Certificate shall be found at any time.

Section 5.04.     Persons Deemed Owners.

      Prior  to  due   presentation  of  a  Certificate  for  registration  of
transfer,  the Depositor,  the Master Servicer,  the Trustee,  the Certificate
Registrar and any agent of the Depositor,  the Master Servicer, the Trustee or the  Certificate  Registrar may treat the Person in whose name any Certificate is  registered as the owner of such  Certificate  for the purpose of receiving distributions  pursuant to Section 4.02 and for all other purposes whatsoever,
except   as   and   to   the   extent    provided   in   the   definition   of
"Certificateholder,"  and  neither the  Depositor,  the Master  Servicer,  the
Trustee, the Certificate Registrar nor any agent of the Depositor,  the Master
Servicer,  the  Trustee or the  Certificate  Registrar  shall be  affected  by notice to the contrary except as provided in Section 5.02(f).

Section 5.05.     Appointment of Paying Agent.

      The  Trustee  may  appoint  a Paying  Agent  for the  purpose  of making distributions to  Certificateholders  pursuant to  Section 4.02.  In the event of any such  appointment,  on or prior to each  Distribution  Date the  Master
Servicer on behalf of the Trustee shall deposit or cause to be deposited  with the Paying Agent a sum  sufficient to make the payments to  Certificateholders in the amounts and in the manner provided for in Section 4.02,  such sum to be held in trust for the benefit of  Certificateholders.  The Trustee shall cause each  Paying  Agent to execute and  deliver to the  Trustee an  instrument  in which such Paying  Agent shall agree with the Trustee  that such Paying  Agent will hold all sums held by it for the payment to  Certificateholders  in trust for the benefit of the  Certificateholders  entitled  thereto  until such sums shall  be paid to such  Certificateholders.  Any  sums so held by such  Paying
Agent shall be held only in Eligible  Accounts to the extent such sums are not distributed  to the  Certificateholders  on the date of receipt by such Paying
Agent.

ARTICLE VI

                    THE DEPOSITOR AND THE MASTER SERVICER

Section 6.01.     Respective  Liabilities  of the  Depositor  and the  Master
                  Servicer.

      The  Depositor  and  the  Master   Servicer  shall  each  be  liable  in
accordance  herewith only to the extent of the  obligations  specifically  and respectively  imposed  upon and  undertaken  by the  Depositor  and the Master
Servicer herein.  By way of illustration and not limitation,  the Depositor is not liable for the servicing and  administration of the Mortgage Loans, nor is it obligated by  Section 7.01  or  Section 10.01  to assume any obligations of the Master Servicer or to appoint a designee to assume such  obligations,  nor is it  liable  for any  other  obligation  hereunder  that it may,  but is not obligated to, assume unless it elects to assume such  obligation in accordance herewith.

Section 6.02.     Merger or Consolidation of the Depositor or the Master
                  Servicer; Assignment of Rights and Delegation of Duties by
                  Master Servicer.

(a)   The  Depositor  and the Master  Servicer  shall each keep in full effect its existence,  rights and  franchises as a corporation  under the laws of the state of its  incorporation  and as a limited liability company under the laws of the  state of its  organization,  respectively,  and will each  obtain  and preserve its  qualification  to do business as a foreign  corporation or other
Person  in each  jurisdiction  in  which  such  qualification  is or  shall be necessary to protect the validity and  enforceability  of this Agreement,  the
Certificates  or any of the  Mortgage  Loans  and to  perform  its  respective duties under this Agreement.

(b)   Any  Person  into which the  Depositor  or the  Master  Servicer  may be merged  or  converted  or with  which it may be  consolidated,  or any  Person resulting from any merger,  conversion or consolidation to which the Depositor or the  Master  Servicer  shall be a party,  or any Person  succeeding  to the business of the  Depositor or the Master  Servicer,  shall be the successor of the Depositor or the Master Servicer,  as the case may be, hereunder,  without the  execution or filing of any paper or any further act on the part of any of
the  parties  hereto,   anything  in  this  Section 6.02(b)  to  the  contrary
notwithstanding;  provided, however, that the successor or surviving Person to the Master Servicer shall be qualified to service  mortgage loans on behalf of
Fannie Mae or Freddie Mac; and provided  further that the Master  Servicer (or the Depositor,  as applicable) shall notify each Rating Agency and the Trustee in writing of any such merger,  conversion or  consolidation  at least 30 days prior to the effective date of such event.

(c)   Notwithstanding  anything else in this  Section 6.02 and Section 6.04 to the  contrary,  the Master  Servicer  may assign its rights and  delegate  its duties  and  obligations  under  this  Agreement;  provided  that  the  Person accepting such  assignment or delegation  shall be a Person which is qualified to  service  mortgage  loans on  behalf  of  Fannie  Mae or  Freddie  Mac,  is reasonably  satisfactory  to the  Trustee  and the  Depositor,  is  willing to service the Mortgage  Loans and executes and delivers to the Depositor and the
Trustee an agreement,  in form and substance  reasonably  satisfactory  to the
Depositor and the Trustee,  which contains an assumption by such Person of the due and punctual  performance and observance of each covenant and condition to be  performed  or  observed  by the  Master  Servicer  under  this  Agreement;
provided   further  that  each  Rating  Agency's  rating  of  the  Classes  of
Certificates  that  have  been  rated  in  effect  immediately  prior  to such assignment  and  delegation  will not be qualified,  reduced or withdrawn as a result of such  assignment  and  delegation  (as evidenced by a letter to such effect  from  each  Rating  Agency).  In the case of any such  assignment  and delegation,  the Master Servicer shall be released from its obligations  under this  Agreement,  except that the Master  Servicer shall remain liable for all liabilities and obligations  incurred by it as Master Servicer hereunder prior to the  satisfaction  of the conditions to such  assignment and delegation set forth in the next preceding sentence.  Notwithstanding  the foregoing,  in the event of a pledge or  assignment by the Master  Servicer  solely of its rights to  purchase  all assets of the Trust Fund under  Section 9.01(a)  (or,  if so specified in  Section 9.01(a),  its rights to purchase the Mortgage  Loans and property  acquired  related to such  Mortgage  Loans or its rights to purchase the Certificates related thereto),  the provisos of the first sentence of this paragraph will not apply.

Section 6.03.     Limitation  on  Liability  of the  Depositor,  the  Master
                  Servicer and Others.

      None of the  Depositor,  the Master  Servicer  or any of the  directors, officers,  employees or agents of the Depositor or the Master  Servicer  shall be under any  liability  to the Trust Fund or the  Certificateholders  for any
action  taken or for  refraining  from the  taking of any action in good faith pursuant to this  Agreement,  or for errors in  judgment;  provided,  however, that this provision  shall not protect the Depositor,  the Master  Servicer or
any  such  Person  against  any  breach  of  warranties,   representations  or
covenants  made herein or any  liability  which would  otherwise be imposed by
reason  of  willful  misfeasance,   bad  faith  or  gross  negligence  in  the
performance of duties or by reason of reckless  disregard of  obligations  and duties  hereunder.  The  Depositor,  the  Master  Servicer  and any  director, officer,  employee or agent of the  Depositor or the Master  Servicer may rely in good faith on any  document of any kind prima facie  properly  executed and submitted  by  any  Person  respecting  any  matters  arising  hereunder.  The
Depositor,  the Master Servicer and any director,  officer,  employee or agent of the  Depositor or the Master  Servicer  shall be  indemnified  by the Trust
Fund and held  harmless  against any loss,  liability  or expense  incurred in
connection   with  any  legal  action   relating  to  this  Agreement  or  the
Certificates,  other  than any  loss,  liability  or  expense  related  to any specific  Mortgage Loan or Mortgage Loans (except as any such loss,  liability or expense shall be otherwise  reimbursable  pursuant to this  Agreement)  and any loss, liability or expense incurred by reason of willful misfeasance,  bad faith or gross  negligence in the performance of duties hereunder or by reason of  reckless  disregard  of  obligations  and duties  hereunder.  Neither  the
Depositor nor the Master  Servicer shall be under any obligation to appear in, prosecute or defend any legal or administrative  action,  proceeding,  hearing or  examination  that is not  incidental to its  respective  duties under this
Agreement  and  which  in  its  opinion  may  involve  it in  any  expense  or liability;  provided,  however,  that the Depositor or the Master Servicer may
in  its  discretion  undertake  any  such  action,   proceeding,   hearing  or
examination  that it may  deem  necessary  or  desirable  in  respect  to this
Agreement  and the rights and duties of the parties  hereto and the  interests of the  Certificateholders  hereunder.  In such event,  the legal expenses and costs of such action,  proceeding,  hearing or  examination  and any liability resulting  therefrom  shall be expenses,  costs and  liabilities  of the Trust
Fund,  and the  Depositor  and the Master  Servicer  shall be  entitled  to be reimbursed  therefor  out of amounts  attributable  to the  Mortgage  Loans on deposit in the  Custodial  Account as  provided  by  Section 3.10  and, on the
Distribution  Date(s)  following  such  reimbursement,  the  aggregate of such expenses and costs shall be allocated in reduction of the Accrued  Certificate
Interest  on  each  Class entitled  thereto  in the  same  manner  as if  such expenses and costs constituted a Prepayment Interest Shortfall.

Section 6.04.     Depositor and Master Servicer Not to Resign.

      Subject to the  provisions  of  Section 6.02,  neither the Depositor nor the Master  Servicer shall resign from its respective  obligations  and duties hereby imposed on it except upon  determination  that its duties hereunder are
no  longer   permissible   under   applicable  law.  Any  such   determination
permitting the  resignation  of the Depositor or the Master  Servicer shall be evidenced by an Opinion of Counsel (at the expense of the resigning  party) to such  effect  delivered  to the  Trustee.  No such  resignation  by the Master
Servicer  shall  become  effective  until the Trustee or a successor  servicer shall have assumed the Master Servicer's  responsibilities  and obligations in accordance with Section 7.02.

ARTICLE VII

                                   DEFAULT

Section 7.01.     Events of Default.

      Event of Default,  wherever used herein,  means any one of the following events  (whatever  reason for such Event of  Default  and  whether it shall be voluntary  or  involuntary  or be effected by  operation of law or pursuant to any  judgment,  decree or order of any court or any order,  rule or regulation of any administrative or governmental body):

(i)   the Master  Servicer shall fail to distribute or cause to be distributed to Holders of Certificates of any Class any  distribution required to be made  under  the  terms  of the  Certificates  of  such  Class and  this
      Agreement and, in either case,  such failure shall  continue  unremedied for a period of 5 days after the date upon which written  notice of such failure,  requiring  such failure to be remedied,  shall have been given to the Master  Servicer by the Trustee or the Depositor or to the Master
      Servicer,  the Depositor and the Trustee by the Holders of  Certificates
      of such Class evidencing  Percentage Interests aggregating not less than
      25%; or

(ii)  the Master  Servicer  shall  fail to observe or perform in any  material respect  any other of the  covenants  or  agreements  on the part of the
      Master  Servicer  contained in the  Certificates of any Class or in this
      Agreement and such failure shall continue  unremedied for a period of 30 days  (except  that  such  number  of days  shall be 15 in the case of a failure to pay the premium for any Required  Insurance Policy) after the date on which written  notice of such failure,  requiring the same to be remedied,  shall have been given to the Master  Servicer  by the Trustee or the  Depositor,  or to the Master  Servicer,  the  Depositor  and the
      Trustee by the Holders of  Certificates of any  Class evidencing,  as to such Class, Percentage Interests aggregating not less than 25%; or

(iii) a decree or order of a court or agency or supervisory  authority  having jurisdiction  in the premises in an  involuntary  case under any present or future  federal or state  bankruptcy,  insolvency  or similar  law or appointing a conservator  or receiver or  liquidator in any  insolvency, readjustment  of debt,  marshalling of assets and liabilities or similar proceedings,  or for the winding-up or liquidation of its affairs, shall have been entered  against the Master  Servicer and such decree or order shall have  remained in force  undischarged  or unstayed for a period of
      60 days; or

(iv)  the Master  Servicer  shall consent to the  appointment of a conservator or receiver  or  liquidator  in any  insolvency,  readjustment  of debt, marshalling of assets and  liabilities,  or similar  proceedings  of, or relating  to,  the  Master  Servicer  or  of,  or  relating  to,  all or substantially all of the property of the Master Servicer; or

(v)   the Master  Servicer  shall  admit in writing its  inability  to pay its debts  generally as they become due,  file a petition to take  advantage of, or commence a voluntary  case under,  any  applicable  insolvency or reorganization  statute,  make  an  assignment  for the  benefit  of its creditors, or voluntarily suspend payment of its obligations; or

(vi)  the   Master   Servicer   shall   notify   the   Trustee   pursuant   to
      Section 4.04(b)  that it is unable to deposit in the Certificate Account an amount equal to the Advance.

      If  an  Event  of  Default   described   in  clauses   (i)-(v)  of  this
Section shall  occur,  then,  and in each and every such case, so long as such
Event of Default  shall not have been  remedied,  either the  Depositor or the
Trustee  shall at the  direction  of Holders of  Certificates  entitled  to at least 51% of the Voting  Rights by notice in  writing  to the Master  Servicer
(and to the  Depositor  if given by the  Trustee or to the Trustee if given by the  Depositor),  terminate  all of the rights and  obligations  of the Master
Servicer  under  this  Agreement  and in and to the  Mortgage  Loans  and  the
proceeds  thereof,  other  than its rights as a  Certificateholder  hereunder;
provided,  however,  that a  successor  to the Master  Servicer  is  appointed pursuant  to  Section 7.02  and such  successor  Master  Servicer  shall  have accepted the duties of Master  Servicer  effective upon the resignation of the
Master  Servicer.  If an Event of  Default  described  in clause  (vi)  hereof shall  occur,  the Trustee  shall,  by notice to the Master  Servicer  and the
Depositor,  immediately  terminate  all of the rights and  obligations  of the
Master  Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof,  other than its rights as a  Certificateholder  hereunder as provided in  Section 4.04(b).  On or after the receipt by the Master  Servicer of such written  notice,  all authority and power of the Master Servicer under this  Agreement,  whether  with respect to the  Certificates  (other than as a
Holder  thereof)  or  the  Mortgage  Loans  or  otherwise,  shall  subject  to
Section 7.02  pass to and be vested in the Trustee or the  Trustee's  designee appointed pursuant to Section 7.02;  and, without  limitation,  the Trustee is hereby  authorized  and  empowered  to execute and  deliver,  on behalf of the
Master Servicer,  as attorney-in-fact or otherwise,  any and all documents and other instruments,  and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of  termination,  whether to complete the transfer and  endorsement  or assignment of the Mortgage Loans and related documents,  or otherwise.  The Master Servicer agrees to cooperate with the Trustee (or its designee) as successor  Master  Servicer in effecting
the  termination  of  the  Master  Servicer's   responsibilities   and  rights
hereunder,  including,  without limitation, the transfer to the Trustee or its designee for  administration by it of all cash amounts which shall at the time be credited to the Custodial Account or the Certificate  Account or thereafter be received  with respect to the Mortgage  Loans.  No such  termination  shall release the Master  Servicer for any liability  that it would  otherwise  have hereunder  for  any  act or  omission  prior  to the  effective  time  of such
termination.   Notwithstanding   any   termination   of  the   activities   of
Residential Funding in its capacity as Master Servicer hereunder,  Residential
Funding shall be entitled to receive,  out of any late collection of a Monthly
Payment  on a  Mortgage  Loan  which was due prior to the  notice  terminating
Residential  Funding's rights and obligations as Master Servicer hereunder and received after such notice,  that portion to which  Residential  Funding would have been entitled  pursuant to Sections  3.10(a)(ii),  (vi) and (vii) as well as its Servicing  Fee in respect  thereof,  and any other  amounts  payable to
Residential  Funding  hereunder  the  entitlement  to which arose prior to the termination of its activities  hereunder.  Upon the termination of Residential
Funding  as Master  Servicer  hereunder  the  Depositor  shall  deliver to the
Trustee, as successor Master Servicer, a copy of the Program Guide.

Section 7.02.     Trustee or Depositor to Act; Appointment of Successor.

(a)   On and  after  the  time  the  Master  Servicer  receives  a  notice  of
termination   pursuant  to   Section 7.01   or  resigns  in  accordance   with
Section 6.04,  the  Trustee  or,  upon  notice to the  Depositor  and with the
Depositor's  consent  (which  shall not be  unreasonably  withheld) a designee
(which  meets the  standards  set forth  below) of the  Trustee,  shall be the successor in all  respects to the Master  Servicer in its capacity as servicer under this  Agreement  and the  transactions  set forth or provided for herein and shall be  subject  to all the  responsibilities,  duties  and  liabilities
relating   thereto   placed   on  the   Master   Servicer   (except   for  the
responsibilities,  duties  and  liabilities  contained  in  Sections  2.02 and
2.03(a),  excluding the duty to notify  related  Subservicers  as set forth in such Sections,  and its  obligations  to deposit  amounts in respect of losses incurred  prior to such notice or  termination  on the  investment of funds in the Custodial Account or the Certificate  Account pursuant to Sections 3.07(c)
and 4.01(b) by the terms and provisions hereof);  provided,  however, that any failure to perform  such duties or  responsibilities  caused by the  preceding
Master  Servicer's  failure to provide  information  required by  Section 4.04 shall not be  considered  a default  by the  Trustee  hereunder  as  successor
Master  Servicer.  As compensation  therefor,  the Trustee as successor Master
Servicer  shall be entitled to all funds  relating to the Mortgage Loans which the  Master  Servicer  would  have been  entitled  to charge to the  Custodial
Account or the  Certificate  Account if the Master  Servicer had  continued to act  hereunder  and,  in  addition,  shall be  entitled to the income from any
Permitted  Investments  made with amounts  attributable  to the Mortgage Loans held in the Custodial Account or the Certificate  Account.  If the Trustee has
become the successor to the Master  Servicer in accordance  with  Section 6.04 or Section 7.01,  then notwithstanding the above, the Trustee may, if it shall be  unwilling  to so act,  or shall,  if it is unable to so act,  appoint,  or petition  a court  of  competent  jurisdiction  to  appoint,  any  established housing and home  finance  institution,  which is also a Fannie Mae or Freddie
Mac-approved  mortgage servicing  institution,  having a net worth of not less than  $10,000,000  as the  successor to the Master  Servicer  hereunder in the assumption of all or any part of the  responsibilities,  duties or liabilities of the Master Servicer  hereunder.  Pending  appointment of a successor to the
Master Servicer  hereunder,  the Trustee shall become  successor to the Master
Servicer  and  shall  act  in  such  capacity  as  hereinabove   provided.  In
connection with such  appointment  and  assumption,  the Trustee may make such arrangements  for  the  compensation  of such  successor  out of  payments  on
Mortgage Loans as it and such successor shall agree;  provided,  however, that no such  compensation  shall be in excess of that permitted the initial Master
Servicer  hereunder.  The  Depositor,  the  Trustee,  the  Custodian  and such successor shall take such action,  consistent with this Agreement, as shall be necessary to effectuate any such  succession.  Any successor  Master  Servicer appointed  pursuant to this  Section 7.02  shall not  receive a Servicing  Fee with respect any Mortgage  Loan not directly  serviced by the Master  Servicer on which the  Subservicing  Fee (i)  accrues  at a rate of less than 0.50% per annum  and (ii) has to be  increased  to a rate of 0.50% per annum in order to hire a Subservicer.  The Master Servicer shall pay the reasonable  expenses of the Trustee in connection with any servicing transfer hereunder.

(b)   In  connection  with  the  termination  or  resignation  of  the  Master
Servicer  hereunder,  either (i) the successor Master Servicer,  including the
Trustee  if  the  Trustee  is  acting  as  successor  Master  Servicer,  shall represent  and warrant that it is a member of MERS in good  standing and shall agree to comply in all  material  respects  with the rules and  procedures  of
MERS  in  connection  with  the  servicing  of the  Mortgage  Loans  that  are registered  with MERS, in which case the  predecessor  Master  Servicer  shall cooperate  with the  successor  Master  Servicer in causing MERS to revise its records to reflect the transfer of servicing to the successor  Master Servicer as  necessary  under MERS'  rules and  regulations,  or  (ii) the  predecessor
Master Servicer shall cooperate with the successor  Master Servicer in causing
MERS to execute and deliver an assignment  of Mortgage in  recordable  form to transfer  the  Mortgage  from MERS to the  Trustee  and to execute and deliver such other  notices,  documents and other  instruments  as may be necessary or desirable  to effect a transfer of such  Mortgage  Loan or  servicing  of such
Mortgage  Loan on the  MERS(R)System to the  successor  Master  Servicer.  The predecessor  Master  Servicer  shall  file  or  cause  to be  filed  any  such assignment  in  the  appropriate  recording  office.  The  predecessor  Master
Servicer  shall  bear  any and all  fees  of  MERS,  costs  of  preparing  any assignments  of  Mortgage,  and fees and costs of filing  any  assignments  of
Mortgage  that  may be  required  under  this  subsection (b).  The  successor
Master  Servicer shall cause such assignment to be delivered to the Trustee or the  Custodian  promptly  upon  receipt  of  the  original  with  evidence  of recording  thereon or a copy certified by the public recording office in which such assignment was recorded.

Section 7.03.     Notification to Certificateholders.

(a)   Upon any such  termination  or  appointment of a successor to the Master
Servicer,   the  Trustee  shall  give  prompt   written   notice   thereof  to
Certificateholders  at their respective addresses appearing in the Certificate
Register.

(b)   Within  60 days  after  the  occurrence  of any  Event of  Default,  the
Trustee shall transmit by mail to all Holders of  Certificates  notice of each such Event of Default  hereunder  known to the  Trustee,  unless such Event of
Default shall have been cured or waived as provided in Section 7.04 hereof.
Section 7.04.     Waiver of Events of Default.

      The  Holders   representing  at  least  66%  of  the  Voting  Rights  of
Certificates  affected  by a default or Event of Default  hereunder  may waive any  default or Event of  Default;  provided,  however,  that (a) a default or
Event of Default  under clause (i) of  Section 7.01  may be waived only by all of the Holders of  Certificates  affected by such  default or Event of Default and (b) no waiver  pursuant to this  Section 7.04  shall affect the Holders of
Certificates  in the manner set forth in  Section 11.01(b)(i),  (ii) or (iii).
Upon  any  such  waiver  of a  default  or Event  of  Default  by the  Holders representing  the  requisite  percentage  of  Voting  Rights  of  Certificates affected  by such  default  or  Event of  Default,  such  default  or Event of
Default  shall  cease to exist and shall be deemed to have been  remedied  for every  purpose  hereunder.  No such waiver shall extend to any  subsequent  or other  default  or Event of Default  or impair  any right  consequent  thereon except to the extent expressly so waived.

ARTICLE VIII

                            CONCERNING THE TRUSTEE

Section 8.01.     Duties of Trustee.

(a)   The Trustee,  prior to the  occurrence  of an Event of Default and after the curing of all Events of Default  which may have  occurred,  undertakes  to perform  such  duties and only such  duties as are  specifically  set forth in this  Agreement.  In case an Event of Default has occurred (which has not been cured or waived),  the Trustee  shall  exercise  such of the rights and powers vested in it by this  Agreement,  and use the same degree of care and skill in their  exercise  as a  prudent  investor  would  exercise  or  use  under  the circumstances in the conduct of such investor's own affairs.

(b)   The Trustee, upon receipt of all resolutions,  certificates, statements, opinions,  reports,  documents,  orders or other instruments  furnished to the
Trustee  which are  specifically  required  to be  furnished  pursuant  to any provision of this  Agreement,  shall  examine  them to determine  whether they conform to the  requirements of this  Agreement.  The Trustee shall notify the
Certificateholders  of any such documents  which do not materially  conform to the  requirements  of this  Agreement in the event that the Trustee,  after so requesting,  does not receive satisfactorily  corrected documents. The Trustee shall  forward  or cause to be  forwarded  in a timely  fashion  the  notices, reports and  statements  required to be forwarded  by the Trustee  pursuant to
Sections  4.03,  7.03,  and  10.01.  The  Trustee  shall  furnish  in a timely fashion to the Master  Servicer such  information  as the Master  Servicer may reasonably  request  from time to time for the Master  Servicer to fulfill its duties as set forth in this Agreement.  The Trustee  covenants and agrees that it shall perform its  obligations  hereunder in a manner so as to maintain the status of each REMIC created  hereunder as a REMIC under the REMIC  Provisions and (subject to  Section 10.01(f))  to prevent the  imposition of any federal, state or local income,  prohibited  transaction,  contribution or other tax on the Trust Fund to the extent that  maintaining  such status and avoiding  such taxes are  reasonably  within the control of the  Trustee  and are  reasonably within the scope of its duties under this Agreement.

(c)   No  provision  of this  Agreement  shall be  construed  to  relieve  the
Trustee  from  liability  for  its own  negligent  action,  its own  negligent failure to act or its own willful misconduct; provided, however, that:

(i)   Prior to the occurrence of an Event of Default,  and after the curing or waiver  of all such  Events of  Default  which  may have  occurred,  the duties and obligations of the Trustee shall be determined  solely by the express  provisions of this  Agreement,  the Trustee shall not be liable except  for  the  performance  of such  duties  and  obligations  as are specifically  set  forth in this  Agreement,  no  implied  covenants  or obligations  shall be read into this Agreement  against the Trustee and, in the absence of bad faith on the part of the Trustee,  the Trustee may
      conclusively   rely,  as  to  the  truth  of  the   statements  and  the
      correctness of the opinions expressed therein,  upon any certificates or opinions  furnished  to the  Trustee  by  the  Depositor  or the  Master
      Servicer and which on their face, do not contradict the  requirements of this Agreement;

(ii)  The  Trustee  shall not be  personally  liable for an error of  judgment made in good faith by a Responsible  Officer or Responsible  Officers of the  Trustee,  unless it shall be proved that the Trustee was  negligent in ascertaining the pertinent facts;

(iii) The Trustee  shall not be  personally  liable with respect to any action taken,  suffered  or  omitted  to  be  taken  by  it in  good  faith  in
      accordance  with  the  direction  of  the   Certificateholders   holding
      Certificates which evidence,  Percentage Interests  aggregating not less than 25% of the  affected  Classes  as to the time,  method and place of conducting any proceeding  for any remedy  available to the Trustee,  or exercising  any trust or power  conferred  upon the Trustee,  under this
      Agreement;

(iv)  The Trustee  shall not be charged with  knowledge of any default  (other than a default in payment to the  Trustee)  specified in clauses (i) and
      (ii) of  Section 7.01  or an Event of Default under clauses (iii),  (iv)
      and (v) of  Section 7.01  unless a  Responsible  Officer of the  Trustee assigned to and working in the  Corporate  Trust Office  obtains  actual knowledge  of such  failure  or event or the  Trustee  receives  written notice of such failure or event at its  Corporate  Trust Office from the
      Master Servicer, the Depositor or any Certificateholder; and

(v)   Except to the extent  provided in  Section 7.02,  no  provision  in this
      Agreement  shall  require  the  Trustee  to expend or risk its own funds
      (including,  without limitation, the making of any Advance) or otherwise incur any personal financial  liability in the performance of any of its duties as Trustee hereunder,  or in the exercise of any of its rights or powers, if the Trustee shall have reasonable  grounds for believing that repayment of funds or adequate  indemnity against such risk or liability is not reasonably assured to it.

(d)   The Trustee shall timely pay, from its own funds,  the amount of any and all federal,  state and local taxes imposed on the Trust Fund or its assets or
transactions  including,  without  limitation,   (A) "prohibited  transaction"
penalty  taxes as defined in  Section 860F  of the Code,  if,  when and as the same shall be due and payable,  (B) any tax on  contributions to a REMIC after the Closing  Date  imposed by  Section 860G(d)  of the Code and (C) any tax on
"net income from foreclosure  property" as defined in  Section 860G(c)  of the
Code,  but only if such  taxes  arise  out of a breach by the  Trustee  of its
obligations   hereunder,   which  breach  constitutes  negligence  or  willful
misconduct of the Trustee.

Section 8.02.     Certain Matters Affecting the Trustee.

(a)   Except as otherwise provided in Section 8.01:

(i)   The  Trustee  may rely and shall be  protected  in acting or  refraining from acting upon any resolution,  Officers' Certificate,  certificate of auditors  or any  other  certificate,  statement,  instrument,  opinion, report, notice, request,  consent, order, appraisal, bond or other paper or  document  believed  by it to be genuine  and to have been  signed or presented by the proper party or parties;

(ii)  The Trustee may consult with  counsel,  and any Opinion of Counsel shall be full and  complete  authorization  and  protection  in respect of any action  taken or suffered or omitted by it  hereunder  in good faith and in accordance with such Opinion of Counsel;

(iii) The Trustee  shall be under no  obligation to exercise any of the trusts or powers  vested in it by this  Agreement or to  institute,  conduct or defend any  litigation  hereunder or in relation  hereto at the request, order or  direction  of any of the  Certificateholders  pursuant  to the provisions of this Agreement,  unless such Certificateholders shall have offered to the  Trustee  reasonable  security or  indemnity  against the costs,  expenses  and  liabilities  which  may be  incurred  therein  or thereby;  nothing contained herein shall,  however,  relieve the Trustee of the  obligation,  upon the  occurrence of an Event of Default  (which has not been cured),  to exercise  such of the rights and powers  vested in it by this  Agreement,  and to use the same  degree of care and skill in their exercise as a prudent  investor would exercise or use under the circumstances in the conduct of such investor's own affairs;

(iv)  The  Trustee  shall  not be  personally  liable  for any  action  taken, suffered  or  omitted  by it in  good  faith  and  believed  by it to be authorized or within the  discretion or rights or powers  conferred upon it by this Agreement;

(v)   Prior to the  occurrence of an Event of Default  hereunder and after the curing of all Events of Default  which may have  occurred,  the  Trustee shall not be bound to make any  investigation  into the facts or matters stated in any resolution,  certificate,  statement, instrument, opinion, report, notice,  request,  consent, order, approval, bond or other paper or  document,  unless  requested  in writing to do so by the  Holders of
      Certificates  of any  Class evidencing,  as to  such  Class,  Percentage
      Interests,  aggregating not less than 50%;  provided,  however,  that if the  payment  within a  reasonable  time to the  Trustee  of the  costs, expenses  or  liabilities  likely to be  incurred by it in the making of such  investigation  is, in the opinion of the Trustee,  not  reasonably assured to the  Trustee by the  security  afforded to it by the terms of this Agreement,  the Trustee may require  reasonable  indemnity  against such  expense  or  liability  as  a  condition  to  so  proceeding.  The reasonable  expense  of  every  such  examination  shall  be paid by the
      Master  Servicer,  if an Event of  Default  shall have  occurred  and is continuing,  and  otherwise  by  the  Certificateholder  requesting  the investigation;

(vi)  The  Trustee  may  execute  any of the  trusts  or powers  hereunder  or perform any duties  hereunder either directly or by or through agents or attorneys  provided that the Trustee shall remain liable for any acts of such agents or attorneys; and

(vii) To the extent authorized under the Code and the regulations  promulgated thereunder,  each  Holder of a Class R  Certificate  hereby  irrevocably appoints  and  authorizes  the  Trustee to be its  attorney-in-fact  for purposes of signing  any Tax  Returns  required to be filed on behalf of the Trust Fund.  The Trustee  shall sign on behalf of the Trust Fund and deliver  to the  Master  Servicer  in a timely  manner  any Tax  Returns prepared  by or on behalf of the  Master  Servicer  that the  Trustee is required  to sign as  determined  by the  Master  Servicer  pursuant  to applicable  federal,  state or local tax laws,  provided that the Master
      Servicer  shall  indemnify  the Trustee for signing any such Tax Returns that contain errors or omissions.

(b)   Following the issuance of the  Certificates  (and except as provided for in  Section 2.04),  the Trustee shall not accept any contribution of assets to the Trust Fund unless (subject to  Section 10.01(f)) it shall have obtained or
been   furnished   with  an  Opinion  of  Counsel  to  the  effect  that  such contribution  will  not (i)  cause  any  REMIC  created  hereunder  to fail to qualify as a REMIC at any time that any  Certificates  are outstanding or (ii)
cause the Trust  Fund to be  subject  to any  federal  tax as a result of such contribution  (including  the  imposition  of any federal  tax on  "prohibited transactions" imposed under Section 860F(a) of the Code).

Section 8.03.     Trustee Not Liable for Certificates or Mortgage Loans.

      The recitals  contained herein and in the  Certificates  (other than the execution of the  Certificates  and relating to the  acceptance and receipt of the Mortgage  Loans) shall be taken as the  statements of the Depositor or the
Master Servicer as the case may be, and the Trustee assumes no  responsibility for  their  correctness.  The  Trustee  makes  no  representations  as to  the validity or sufficiency of this Agreement or of the Certificates  (except that the Certificates  shall be duly and validly  executed and  authenticated by it as Certificate  Registrar) or of any Mortgage Loan or related document,  or of
MERS or the MERS(R)System.  Except as otherwise  provided  herein,  the Trustee shall not be  accountable  for the use or  application by the Depositor or the
Master  Servicer  of any of  the  Certificates  or of  the  proceeds  of  such
Certificates,  or  for  the  use  or  application  of any  funds  paid  to the
Depositor  or the  Master  Servicer  in  respect  of  the  Mortgage  Loans  or deposited  in or  withdrawn  from the  Custodial  Account  or the  Certificate
Account by the Depositor or the Master Servicer.

Section 8.04.     Trustee May Own Certificates.

      The  Trustee  in its  individual  or any other  capacity  may become the owner or  pledgee  of  Certificates  with the same  rights it would have if it were not Trustee.

Section 8.05.     Master  Servicer  to  Pay  Trustee's  Fees  and  Expenses;
                  Indemnification.

(a)   The Master  Servicer  covenants and agrees to pay to the Trustee and any co-trustee  from time to time,  and the  Trustee and any  co-trustee  shall be entitled  to,  reasonable  compensation  (which  shall not be  limited  by any provision  of law in regard to the  compensation  of a trustee  of an  express trust)  for all  services  rendered  by each of them in the  execution  of the trusts  hereby  created  and in the  exercise  and  performance  of any of the powers and duties hereunder of the Trustee and any co-trustee,  and the Master
Servicer  shall pay or reimburse the Trustee and any  co-trustee  upon request for all reasonable  expenses,  disbursements  and advances incurred or made by the Trustee or any  co-trustee  in  accordance  with any of the  provisions of this Agreement  (including the  reasonable  compensation  and the expenses and disbursements  of its counsel and of all persons not  regularly in its employ, and the expenses  incurred by the Trustee or any co-trustee in connection with the  appointment of an office or agency pursuant to  Section 8.12)  except any such expense,  disbursement or advance as may arise from its negligence or bad faith.

(b)   The Master  Servicer  agrees to  indemnify  the Trustee for, and to hold the Trustee harmless against,  any loss, liability or expense incurred without negligence  or  willful  misconduct  on  its  part,  arising  out  of,  or  in connection  with,  the  acceptance  and  administration  of  the  Trust  Fund, including  its  obligation  to  execute  the  DTC  Letter  in  its  individual capacity,  and including the costs and expenses  (including  reasonable  legal fees and expenses) of defending  itself  against any claim in connection  with the  exercise  or  performance  of any of its  powers  or  duties  under  this
Agreement and the Yield Maintenance Agreement, provided that:

(i)   with respect to any such claim,  the Trustee shall have given the Master
Servicer  written notice thereof  promptly after the Trustee shall have actual knowledge thereof;

(ii)  while  maintaining  control  over its own  defense,  the  Trustee  shall cooperate  and  consult  fully  with the Master  Servicer  in  preparing  such defense; and

(iii) notwithstanding  anything in this Agreement to the contrary,  the Master
Servicer  shall  not be liable  for  settlement  of any  claim by the  Trustee entered into without the prior  consent of the Master  Servicer  which consent shall not be  unreasonably  withheld.  No termination of this Agreement  shall affect the obligations created by this  Section 8.05(b) of the Master Servicer to  indemnify  the Trustee  under the  conditions  and to the extent set forth herein.  Notwithstanding the foregoing,  the  indemnification  provided by the
Master  Servicer  in this  Section 8.05(b)  shall  not  pertain  to any  loss, liability  or expense of the  Trustee,  including  the costs and  expenses  of defending  itself against any claim,  incurred in connection  with any actions taken by the Trustee at the  direction of  Certificateholders  pursuant to the terms of this Agreement.

Section 8.06.     Eligibility Requirements for Trustee.

      The  Trustee  hereunder  shall  at  all  times  be  a  national  banking association or a New York banking  corporation  having its principal office in a state and city  acceptable to the Depositor and organized and doing business under  the laws of such  state or the  United  States of  America,  authorized under such laws to exercise corporate trust powers,  having a combined capital and surplus of at least  $50,000,000 and subject to supervision or examination by  federal  or state  authority.  If such  corporation  or  national  banking association publishes reports of condition at least annually,  pursuant to law or to the  requirements of the aforesaid  supervising or examining  authority, then for  purposes of this  Section the  combined  capital and surplus of such corporation  shall be deemed to be its  combined  capital  and  surplus as set forth in its most recent  report of  condition  so  published.  In case at any time the Trustee shall cease to be eligible in accordance  with the provisions of this Section,  the Trustee shall resign  immediately in the manner and with the effect specified in Section 8.07.

Section 8.07.     Resignation and Removal of the Trustee.

(a)   The  Trustee may at any time  resign and be  discharged  from the trusts hereby  created by giving  written  notice  thereof to the  Depositor  and the
Master  Servicer.  Upon  receiving such notice of  resignation,  the Depositor
shall  promptly  appoint  a  successor  trustee  by  written  instrument,   in
duplicate,  one copy of which  instrument  shall be delivered to the resigning
Trustee and one copy to the successor  trustee.  If no successor trustee shall have been so appointed and have accepted  appointment within 30 days after the giving of such notice of resignation,  then the resigning Trustee may petition any  court  of  competent  jurisdiction  for the  appointment  of a  successor trustee.

(b)   If at any time the Trustee  shall  cease to be  eligible  in  accordance with the  provisions  of  Section 8.06  and shall fail to resign after written request therefor by the Depositor,  or if at any time the Trustee shall become incapable  of  acting,  or shall  be  adjudged  bankrupt  or  insolvent,  or a receiver of the Trustee or of its property  shall be appointed,  or any public officer  shall take  charge or control of the  Trustee or of its  property  or affairs for the purpose of rehabilitation,  conservation or liquidation,  then the  Depositor  may remove the  Trustee  and  appoint a  successor  trustee by written  instrument,  in  duplicate,  one  copy of which  instrument  shall be delivered  to the  Trustee so removed and one copy to the  successor  trustee.
In addition,  in the event that the Depositor  determines that the Trustee has failed (i) to distribute or cause to be distributed to Certificateholders  any amount  required to be  distributed  hereunder,  if such amount is held by the
Trustee or its Paying Agent (other than the Master  Servicer or the Depositor)
for  distribution  or (ii) to  otherwise  observe or  perform in any  material respect any of its covenants,  agreements or obligations  hereunder,  and such failure  shall  continue  unremedied  for a period  of 5 days (in  respect  of clause (i) above) or 30 days (in respect of clause (ii) above,  other than any failure to comply with the  provisions of Article XII, in which case no notice or grace period shall be  applicable)  after the date on which written  notice of such failure,  requiring  that the same be remedied,  shall have been given to the Trustee by the  Depositor,  then the  Depositor  may remove the Trustee and appoint a successor  trustee by written  instrument  delivered as provided in the preceding  sentence.  In connection with the appointment of a successor trustee pursuant to the preceding sentence,  the Depositor shall, on or before the date on which any such  appointment  becomes  effective,  obtain from each
Rating Agency written  confirmation that the appointment of any such successor trustee  will not result in the  reduction  of the ratings on any Class of the
Certificates  below the lesser of the then current or original ratings on such
Certificates.

(c)   The  Holders  of  Certificates  entitled  to at least 51% of the  Voting
Rights may at any time remove the  Trustee and appoint a successor  trustee by written  instrument or instruments,  in triplicate,  signed by such Holders or
their   attorneys-in-fact   duly   authorized,   one  complete  set  of  which
instruments  shall be  delivered  to the  Depositor,  one  complete set to the
Trustee so removed and one complete set to the successor so appointed.

(d)   Any  resignation  or  removal  of  the  Trustee  and  appointment  of  a successor  trustee  pursuant to any of the  provisions  of this  Section shall become  effective upon  acceptance of appointment by the successor  trustee as provided in Section 8.08.

Section 8.08.     Successor Trustee.

(a)   Any  successor  trustee  appointed  as  provided in  Section 8.07  shall execute,  acknowledge  and  deliver to the  Depositor  and to its  predecessor trustee an instrument accepting such appointment hereunder,  and thereupon the resignation or removal of the predecessor  trustee shall become  effective and such  successor  trustee shall become  effective and such  successor  trustee, without any further act,  deed or  conveyance,  shall become fully vested with all the rights,  powers, duties and obligations of its predecessor  hereunder,
with  the  like  effect  as  if  originally  named  as  trustee  herein.   The
predecessor  trustee  shall  deliver to the  successor  trustee all  Custodial
Files and related  documents and statements  held by it hereunder  (other than any  Custodial  Files at the time held by a Custodian,  which shall become the agent of any  successor  trustee  hereunder),  and the  Depositor,  the Master
Servicer  and  the   predecessor   trustee  shall  execute  and  deliver  such
instruments  and do such other things as may  reasonably  be required for more fully and certainly  vesting and confirming in the successor  trustee all such rights, powers, duties and obligations.

(b)   No  successor  trustee  shall  accept  appointment  as  provided in this
Section unless  at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 8.06.

(c)   Upon  acceptance of  appointment  by a successor  trustee as provided in this  Section,  the  Depositor  shall mail  notice of the  succession  of such trustee  hereunder to all Holders of  Certificates at their addresses as shown in the  Certificate  Register.  If the  Depositor  fails to mail  such  notice within 10 days after acceptance of appointment by the successor  trustee,  the successor  trustee  shall cause such notice to be mailed at the expense of the
Depositor.

Section 8.09.     Merger or Consolidation of Trustee.

      Any corporation or national  banking  association into which the Trustee may be  merged  or  converted  or with  which  it may be  consolidated  or any corporation  or  national  banking  association  resulting  from  any  merger, conversion  or  consolidation  to which the Trustee  shall be a party,  or any corporation or national banking association  succeeding to the business of the
Trustee,  shall be the  successor  of the  Trustee  hereunder,  provided  such corporation  or  national  banking  association  shall be  eligible  under the provisions  of  Section 8.06,  without the execution or filing of any paper or any further act on the part of any of the parties  hereto,  anything herein to the  contrary  notwithstanding.  The  Trustee  shall  mail  notice of any such merger or  consolidation to the  Certificateholders  at their address as shown in the Certificate Register.

Section 8.10.     Appointment of Co-Trustee or Separate Trustee.

(a)   Notwithstanding  any  other  provisions  hereof,  at any  time,  for the purpose of meeting any legal  requirements  of any  jurisdiction  in which any part of the  Trust  Fund or  property  securing  the  same  may at the time be located,  the Master  Servicer and the Trustee  acting  jointly shall have the power and shall  execute and deliver  all  instruments  to appoint one or more
Persons  approved by the Trustee to act as co-trustee or co-trustees,  jointly with the  Trustee,  or separate  trustee or separate  trustees,  of all or any part  of the  Trust  Fund,  and to vest in such  Person  or  Persons,  in such capacity,  such title to the Trust Fund, or any part thereof,  and, subject to the other provisions of this Section 8.10,  such powers, duties,  obligations, rights  and  trusts  as the  Master  Servicer  and the  Trustee  may  consider necessary or desirable.  If the Master  Servicer shall not have joined in such appointment  within 15 days after the  receipt by it of a request so to do, or in case an Event  of  Default  shall  have  occurred  and be  continuing,  the
Trustee  alone shall have the power to make such  appointment.  No  co-trustee or  separate  trustee  hereunder  shall  be  required  to meet  the  terms  of eligibility  as a  successor  trustee  under  Section 8.06  hereunder,  and no notice to Holders of  Certificates  of the  appointment  of  co-trustee(s)  or separate trustee(s) shall be required under Section 8.08 hereof.

(b)   In the case of any  appointment  of a  co-trustee  or  separate  trustee pursuant to this  Section 8.10,  all rights,  powers,  duties and  obligations conferred or imposed  upon the Trustee  shall be conferred or imposed upon and
exercised  or  performed  by  the  Trustee,   and  such  separate  trustee  or
co-trustee  jointly,   except  to  the  extent  that  under  any  law  of  any
jurisdiction in which any particular act or acts are to be performed  (whether as Trustee  hereunder or as successor to the Master Servicer  hereunder),  the
Trustee shall be  incompetent  or  unqualified to perform such act or acts, in which  event such  rights,  powers,  duties  and  obligations  (including  the holding  of  title  to the  Trust  Fund or any  portion  thereof  in any  such jurisdiction)  shall be exercised and  performed by such  separate  trustee or co-trustee at the direction of the Trustee.

(c)   Any  notice,  request or other  writing  given to the  Trustee  shall be deemed  to  have  been  given  to  each  of the  then  separate  trustees  and co-trustees,  as  effectively  as if given to each of them.  Every  instrument appointing  any separate  trustee or co-trustee  shall refer to this Agreement
and  the  conditions  of  this   Article VIII.   Each  separate   trustee  and
co-trustee,  upon its acceptance of the trusts conferred, shall be vested with the estates or property  specified in its  instrument of  appointment,  either jointly with the Trustee or separately,  as may be provided  therein,  subject to  all  the  provisions  of  this  Agreement,  specifically  including  every provision  of  this  Agreement  relating  to the  conduct  of,  affecting  the liability of, or affording  protection to, the Trustee.  Every such instrument shall be filed with the Trustee.

(d)   Any separate  trustee or  co-trustee  may, at any time,  constitute  the
Trustee, its agent or attorney-in-fact,  with full power and authority, to the extent  not  prohibited  by law,  to do any  lawful act under or in respect of this  Agreement  on its behalf  and in its name.  If any  separate  trustee or co-trustee  shall die, become incapable of acting,  resign or be removed,  all of its estates,  properties,  rights, remedies and trusts shall vest in and be exercised  by the  Trustee,  to the  extent  permitted  by  law,  without  the appointment of a new or successor trustee.

Section 8.11.     Appointment of the Custodian.

      The  Trustee  may,  with the  consent  of the  Master  Servicer  and the
Depositor,  or  shall,  at  the  direction  of the  Master  Servicer  and  the
Depositor,  appoint  custodians who are not Affiliates of the Depositor or the
Master  Servicer to hold all or a portion of the Custodial  Files as agent for the Trustee,  by entering  into a Custodial  Agreement.  The Trustee is hereby directed to enter into a  Custodial  Agreement  with Wells  Fargo  Bank,  N.A.
Subject to  Article VIII,  the Trustee agrees to comply with the terms of each
Custodial  Agreement  with respect to the  Custodial  Files and to enforce the terms and provisions  thereof against the related custodian for the benefit of the  Certificateholders.  Each  custodian  shall be a  depository  institution subject to  supervision by federal or state  authority,  shall have a combined capital  and  surplus of at least  $15,000,000  and shall be  qualified  to do business  in the  jurisdiction  in which it holds  any  Custodial  File.  Each
Custodial  Agreement with respect to the Custodial  Files, may be amended only
as   provided   in    Section 11.01.    The   Trustee    shall    notify   the
Certificateholders  of  the  appointment  of any  custodian  (other  than  the custodian appointed as of the Closing Date) pursuant to this Section 8.11.

Section 8.12.     Appointment of Office or Agency.

      The Trustee shall  maintain an office or agency in the City of St. Paul,
Minnesota where  Certificates  may be surrendered for registration of transfer or  exchange.  The Trustee  initially  designates  its offices  located at the
Corporate  Trust Office for the purpose of keeping the  Certificate  Register.
The   Trustee   shall   maintain   an   office  at  the   address   stated  in
Section 11.05(c)  hereof  where  notices and demands to or upon the Trustee in respect of this Agreement may be served.

Section 8.13.     DTC Letter of Representations.

      The Trustee is hereby  authorized  and  directed  to, and agrees that it shall,  enter  into the DTC  Letter on  behalf  of the  Trust  Fund and in its individual capacity as agent thereunder.

Section 8.14.     Yield Maintenance Agreement.

      The Trustee is hereby  authorized  and  directed  to, and agrees that it shall, enter into the Yield Maintenance Agreement on behalf of the Trust Fund.

ARTICLE IX

                                 TERMINATION

Section 9.01.     Termination  Upon Purchase or  Liquidation  of All Mortgage
                  Loans.

(a)   Subject   to    Section 9.02,    the    respective    obligations    and
responsibilities  of the  Depositor,  the  Master  Servicer  and  the  Trustee
created  hereby in respect of the  Certificates  (other than the obligation of the Trustee to make  certain  payments  after the Final  Distribution  Date to
Certificateholders  and  the  obligation  of the  Depositor  to  send  certain notices  as  hereinafter  set  forth)  shall  terminate  upon the last  action required to be taken by the Trustee on the Final  Distribution  Date  pursuant to this Article IX following the earlier of:

(i)   the later of the final  payment  or other  liquidation  (or any  Advance with respect  thereto) of the last Mortgage Loan  remaining in the Trust
      Fund or the  disposition  of all property  acquired upon  foreclosure or deed in lieu of foreclosure of any Mortgage Loan, or

(ii)  at the option of the  Master  Servicer,  the  purchase  of all  Mortgage
      Loans  and  all  property  acquired  in  respect  of any  Mortgage  Loan remaining  in the Trust  Fund,  at a price  equal to 100% of the  unpaid principal  balance of each  Mortgage  Loan (or, if less than such unpaid principal  balance,  the fair  market  value of the  related  underlying property of such  Mortgage  Loan with  respect to  Mortgage  Loans as to which title has been  acquired  if such fair  market  value is less than such  unpaid  principal  balance)  (and if such  purchase is made by the
      Master Servicer only, net of any unreimbursed  Advances  attributable to principal) on the day of repurchase,  plus accrued  interest  thereon at the Net Mortgage  Rate (or Modified Net Mortgage Rate in the case of any
      Modified  Mortgage  Loan),  to, but not including,  the first day of the month in which such repurchase price is distributed;

provided,  however,  that in no event shall the trust created hereby  continue beyond the  expiration  of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy,  the late ambassador of the United States to the Court of St. James, living on the date hereof; and provided further,  that the  purchase  price set forth above shall be increased  as is  necessary,  as determined  by the Master  Servicer,  to avoid  disqualification  of any REMIC created hereunder as a REMIC.

      The   purchase   price  paid  by  the  Master   Servicer   pursuant   to
Section 9.01(a)(ii)  shall  also  include  any  amounts  owed  by  Residential
Funding  pursuant  to the  last  paragraph  of  Section 4  of  the  Assignment
Agreement in respect of any  liability,  penalty or expense that resulted from a breach of the  representation  and warranty  set forth in clause  (xlvii) of
Section 4 of the  Assignment  Agreement that remain unpaid on the date of such purchase.

      The right of the Master  Servicer to purchase all of the Mortgage  Loans pursuant to clause (ii) above is  conditioned  upon the date of such  purchase occurring  on or  after  the  Optional  Termination  Date.  If such  right  is exercised by the Master Servicer,  the Master Servicer shall be deemed to have been reimbursed for the full amount of any unreimbursed  Advances  theretofore made by it with respect to the Mortgage  Loans being  purchased.  In addition, the Master  Servicer shall provide to the Trustee the  certification  required by Section 3.15,  and the Trustee and the Custodian shall,  promptly following payment of the purchase  price,  release to the Master  Servicer the Custodial
Files pertaining to the Mortgage Loans being purchased.

      In addition to the foregoing,  on any Distribution  Date on or after the
Optional  Termination  Date, the Master  Servicer shall have the right, at its option,  to  purchase  the  Class A  Certificates,  Class M  Certificates  and
Class SB  Certificates in whole,  but not in part, at a price equal to the sum of the outstanding  Certificate  Principal  Balance of such  Certificates plus the sum of one month's Accrued  Certificate  Interest thereon,  any previously unpaid  Accrued  Certificate  Interest,  and any  unpaid  Prepayment  Interest
Shortfalls  previously  allocated  thereto  and,  in the  case  of  Prepayment
Interest Shortfalls,  accrued interest thereon at the applicable  Pass-Through
Rate through the date of such  optional  termination.  If the Master  Servicer exercises  this  right  to  purchase  the  outstanding  Class A  Certificates,
Class M  Certificates  and Class SB  Certificates,  the Master  Servicer  will promptly  terminate the respective  obligations and  responsibilities  created hereby in respect of these Certificates pursuant to this Article IX.

(b)   The Master  Servicer shall give the Trustee not less than 40 days' prior notice of the Distribution  Date on which (1) the Master Servicer  anticipates that the final distribution will be made to  Certificateholders as a result of the  exercise by the Master  Servicer of its right to  purchase  the  Mortgage
Loans or on which (2) the Master Servicer  anticipates  that the  Certificates will be  purchased  as a result of the  exercise  by the  Master  Servicer  to purchase the outstanding Certificates.  Notice of any termination,  specifying the  anticipated  Final  Distribution  Date (which  shall be a date that would otherwise  be a  Distribution  Date)  upon  which the  Certificateholders  may surrender  their  Certificates  to the  Trustee  (if so  required by the terms hereof) for payment of the final  distribution  and  cancellation or notice of any purchase of the  outstanding  Certificates,  specifying  the  Distribution
Date upon which the Holders may surrender  their  Certificates  to the Trustee for  payment,  shall  be  given  promptly  by the  Master  Servicer  (if it is exercising  the  right to  purchase  the  Mortgage  Loans or to  purchase  the outstanding Certificates),  or by the Trustee (in any other case) by letter to the  Certificateholders  (with a copy to the Certificate Registrar) mailed not earlier  than the 15th day and not later  than the 25th day of the month  next preceding the month of such final distribution specifying:

(i)   the anticipated Final  Distribution Date upon which final payment of the
Certificates  is  anticipated  to be made upon  presentation  and surrender of
Certificates at the office or agency of the Trustee therein  designated  where required  pursuant to this  Agreement  or, in the case of the  purchase by the
Master  Servicer of the outstanding  Certificates,  the  Distribution  Date on which such purchase is made,

(ii)  the amount of any such final  payment or, in the case of the purchase of the  outstanding  Certificates,  the purchase price, in either case, if known,
and

(iii) that the Record Date otherwise  applicable to such  Distribution Date is not  applicable,  and that  payment  will be made only upon  presentation  and surrender of the  Certificates  at the office or agency of the Trustee therein specified.

      If the Master  Servicer  or the Trustee is  obligated  to give notice to
Certificateholders  as  required  above,  it shall  give  such  notice  to the
Certificate    Registrar    at   the   time   such    notice   is   given   to
Certificateholders.  In the event of a purchase of the  Mortgage  Loans by the
Master Servicer,  the Master Servicer shall deposit in the Certificate Account before the Final  Distribution  Date in immediately  available funds an amount equal to the purchase  price  computed as provided  above.  As a result of the exercise  by the Master  Servicer  of its right to  purchase  the  outstanding
Certificates,  the Master Servicer shall deposit in the  Certificate  Account, before  the  Distribution  Date  on  which  such  purchase  is  to  occur,  in immediately  available  funds,  an amount equal to the purchase  price for the
Certificates  computed as provided  above,  and provide notice of such deposit to the  Trustee.  The  Trustee  shall  withdraw  from such  account the amount
specified  in  subsection  (c)  below  and  distribute   such  amount  to  the
Certificateholders  as specified in subsection (c) below.  The Master Servicer shall  provide  to the  Trustee  written  notification  of any  change  to the anticipated  Final  Distribution  Date as soon as  practicable.  If the  Trust
Fund is not terminated on the  anticipated  Final  Distribution  Date, for any reason,  the  Trustee  shall  promptly  mail notice  thereof to each  affected
Certificateholder.

(c)   Upon  presentation  and surrender of the Class A  Certificates,  Class M
Certificates and Class SB Certificates by the Certificateholders  thereof, the
Trustee shall distribute to such  Certificateholders  (i) the amount otherwise distributable on such Distribution  Date, if not in connection with the Master
Servicer's  election  to  repurchase  the  Mortgage  Loans or the  outstanding
Class A Certificates,  Class M Certificates and Class SB Certificates, or (ii)
if the Master  Servicer  elected to so  repurchase  the Mortgage  Loans or the
outstanding   Class A   Certificates,   Class M   Certificates   and  Class SB
Certificates,  an amount equal to the price paid  pursuant to  Section 9.01(a)
as follows:  first, with respect to the Class A Certificates,  pari passu, the outstanding  Certificate  Principal Balance thereof,  plus Accrued Certificate
Interest  thereon for the related  Interest  Accrual Period and any previously unpaid Accrued  Certificate  Interest,  second,  with respect to the Class M-1
Certificates,  the outstanding  Certificate  Principal  Balance thereof,  plus
Accrued  Certificate  Interest thereon for the related Interest Accrual Period and any previously unpaid Accrued  Certificate  Interest,  third, with respect to the Class M-2  Certificates,  the outstanding Certificate Principal Balance thereof,  plus Accrued  Certificate  Interest thereon for the related Interest
Accrual  Period  and  any  previously  unpaid  Accrued  Certificate  Interest,
fourth,   with  respect  to  the  Class M-3   Certificates,   the  outstanding
Certificate  Principal  Balance  thereof,  plus Accrued  Certificate  Interest thereon for the related  Interest  Accrual  Period and any  previously  unpaid
Accrued   Certificate   Interest,   fifth,   with  respect  to  the  Class M-4
Certificates,  the outstanding  Certificate  Principal  Balance thereof,  plus
Accrued  Certificate  Interest thereon for the related Interest Accrual Period and any previously unpaid Accrued  Certificate  Interest,  sixth, with respect to the Class M-5  Certificates,  the outstanding Certificate Principal Balance thereof,  plus Accrued  Certificate  Interest thereon for the related Interest
Accrual  Period  and  any  previously  unpaid  Accrued  Certificate  Interest,
seventh,  with  respect  to  the  Class M-6   Certificates,   the  outstanding
Certificate  Principal  Balance  thereof,  plus Accrued  Certificate  Interest thereon for the related  Interest  Accrual  Period and any  previously  unpaid
Accrued   Certificate   Interest,   eighth,  with  respect  to  the  Class M-7
Certificates,  the outstanding  Certificate  Principal  Balance thereof,  plus
Accrued  Certificate  Interest thereon for the related Interest Accrual Period and any previously unpaid Accrued  Certificate  Interest,  ninth, with respect to the Class M-8  Certificates,  the outstanding Certificate Principal Balance thereof,  plus Accrued  Certificate  Interest thereon for the related Interest
Accrual Period and any previously unpaid Accrued Certificate Interest,  tenth, with  respect  to the  Class M-9  Certificates,  the  outstanding  Certificate
Principal Balance thereof,  plus Accrued Certificate  Interest thereon for the related Interest Accrual Period and any previously unpaid Accrued  Certificate
Interest,   eleventh,  with  respect  to  the  Class M-10  Certificates,   the
outstanding  Certificate  Principal Balance thereof,  plus Accrued Certificate
Interest  thereon for the related  Interest  Accrual Period and any previously unpaid  Accrued  Certificate  Interest,  twelfth,  with respect to the Class A
Certificates and Class M  Certificates,  the amount of any Prepayment Interest
Shortfalls  allocated  thereto for such  Distribution Date or remaining unpaid from prior  Distribution  Dates and accrued interest thereon at the applicable
Pass-Through  Rate,  on  a  pro  rata  basis  based  on  Prepayment   Interest
Shortfalls  allocated  thereto for such  Distribution Date or remaining unpaid from prior  Distribution  Dates, and thirteenth,  with respect to the Class SB
Certificates, all remaining amounts.

(d)   In the  event  that any  Certificateholders  shall not  surrender  their
Certificates  for  final  payment  and  cancellation  on or  before  the Final
Distribution  Date, the Master Servicer (if it exercised its right to purchase the Mortgage  Loans) or the Trustee (in any other  case),  shall give a second
written  notice  to  the  remaining   Certificateholders  to  surrender  their
Certificates for cancellation and receive the final  distribution with respect thereto.  If within six months after the second notice any  Certificate  shall
not  have  been   surrendered  for   cancellation,   the  Trustee  shall  take
appropriate  steps as directed by the Master Servicer to contact the remaining
Certificateholders  concerning surrender of their Certificates.  The costs and
expenses  of   maintaining   the   Certificate   Account  and  of   contacting
Certificateholders  shall  be  paid  out of the  assets  which  remain  in the
Certificate  Account.  If within  nine  months  after the  second  notice  any
Certificates  shall not have been  surrendered for  cancellation,  the Trustee shall pay to the Master  Servicer  all  amounts  distributable  to the holders thereof and the Master  Servicer  shall  thereafter  hold such  amounts  until distributed  to such  Holders.  No interest  shall accrue or be payable to any
Certificateholder  on any  amount  held in the  Certificate  Account or by the
Master Servicer as a result of such  Certificateholder's  failure to surrender
its   Certificate(s)  for  final  payment  thereof  in  accordance  with  this
Section 9.01  and  the  Certificateholders  shall  look  only  to  the  Master
Servicer for such payment.

(e)   If any  Certificateholders  do not surrender  their  Certificates  on or
before  the  Distribution   Date  on  which  a  purchase  of  the  outstanding
Certificates  is to be made,  the Master  Servicer shall give a second written notice to such  Certificateholders to surrender their Certificates for payment of the purchase price  therefor.  If within six months after the second notice any Certificate shall not have been surrendered for cancellation,  the Trustee shall take  appropriate  steps as directed  by the Master  Servicer to contact the Holders of such Certificates  concerning  surrender of their Certificates.
The  costs  and  expenses  of  maintaining  the  Certificate  Account  and  of contacting  Certificateholders shall be paid out of the assets which remain in the  Certificate  Account.  If within nine months after the second  notice any
Certificates  shall not have been  surrendered for  cancellation in accordance with this  Section 9.01,  the  Trustee  shall pay to the Master  Servicer  all amounts  distributable  to the  Holders  thereof  and  shall  have no  further obligation  or liability  therefor and the Master  Servicer  shall  thereafter hold such  amounts  until  distributed  to such  Holders.  No  interest  shall accrue  or be  payable  to any  Certificateholder  on any  amount  held in the
Certificate   Account  or  by  the  Master   Servicer  as  a  result  of  such
Certificateholder's  failure to surrender  its  Certificate(s)  for payment in accordance with this  Section 9.01.  Any  Certificate  that is not surrendered on the  Distribution  Date on which a purchase  pursuant to this  Section 9.01 occurs as provided  above will be deemed to have been purchased and the Holder as of such date will have no rights  with  respect  thereto  except to receive the purchase price therefor minus any costs and expenses  associated with such
Certificate  Account  and  notices  allocated  thereto.  Any  Certificates  so purchased  or deemed to have been  purchased on such  Distribution  Date shall remain  outstanding  hereunder.  The Master Servicer shall be for all purposes the Holder thereof as of such date.

Section 9.02.     Additional Termination Requirements.

(a)   Each of REMIC I,  REMIC II  and  REMIC III  as the case may be, shall be terminated in accordance with the following  additional  requirements,  unless the  Trustee  and the  Master  Servicer  have  received  an Opinion of Counsel
(which  Opinion of Counsel  shall not be an  expense  of the  Trustee)  to the effect  that the  failure of any  REMIC created  hereunder  to comply with the requirements  of this  Section 9.02  will not (i) result in the  imposition on the  Trust  Fund of  taxes  on  "prohibited  transactions,"  as  described  in
Section 860F  of the Code, or (ii) cause any  REMIC created  hereunder to fail to qualify as a REMIC at any time that any Certificate is outstanding:

(i)   The Master  Servicer  shall  establish a 90-day  liquidation  period for each of REMIC I,  REMIC II and  REMIC III,  and specify the first day of such  period  in a  statement  attached  to the Trust  Fund's  final Tax
      Return pursuant to Treasury Regulationsss.1.860F-1.  The Master Servicer
      also shall satisfy all of the  requirements  of a qualified  liquidation for each of REMIC I,  REMIC II and REMIC III,  under Section 860F of the
      Code and the regulations thereunder;

(ii)  The Master  Servicer  shall  notify the Trustee at the  commencement  of such  90-day  liquidation  period and, at or prior to the time of making of the final  payment on the  Certificates,  the  Trustee  shall sell or otherwise  dispose of all of the  remaining  assets of the Trust Fund in accordance with the terms hereof; and

(iii) If the Master  Servicer is  exercising  its right to purchase the assets of the  Trust  Fund,  the  Master  Servicer  shall,  during  the  90-day liquidation  period  and at or prior  to the  Final  Distribution  Date, purchase all of the assets of the Trust Fund for cash;

(b)   Each  Holder  of  a  Certificate  and  the  Trustee  hereby  irrevocably approves and appoints the Master Servicer as its  attorney-in-fact  to adopt a plan of complete  liquidation  for each of REMIC I,  REMIC II and REMIC III at the expense of the Trust Fund in accordance  with the terms and  conditions of this Agreement.

ARTICLE X

                               REMIC PROVISIONS

Section 10.01.    REMIC Administration.

(a)   The  REMIC  Administrator  shall  make  an  election  to  treat  each of
REMIC I,  REMIC II and  REMIC III as a REMIC under the Code and, if necessary, under  applicable  state law. Such election will be made on Form 1066 or other appropriate  federal tax or information  return  (including  Form 8811) or any appropriate  state  return for the taxable  year ending on the last day of the calendar  year in which the  Certificates  are  issued.  The  REMIC I  Regular
Interests  shall be designated as the "regular  interests"  and Component I of the Class R  Certificates  shall be designated as the sole Class of  "residual interests" in REMIC I.  The REMIC II Regular  Interests shall be designated as the "regular interests" and Component II of the Class R  Certificates shall be designated  as  the  sole  Class of  "residual  interests"  in  REMIC II.  The
Class A,  Class M  and  Class SB  Certificates  shall  be  designated  as  the
"regular   interests"   in  REMIC III   and   Component  III  of  the  Class R
Certificates  shall be  designated  the sole class of "residual  interests" in
REMIC III.  The REMIC  Administrator  and the  Trustee  shall not  permit  the creation of any  "interests"  (within the meaning of Section 860G of the Code)
in the REMIC other than the Certificates.

(b)   The Closing Date is hereby  designated  as the "startup  day" of each of
REMIC I,  REMIC II and REMIC III within the meaning of  Section 860G(a)(9)  of the Code (the "Startup Date").

(c)   The REMIC  Administrator  shall hold a Class R Certificate in each REMIC representing a 0.01% Percentage  Interest of the Class R  Certificates in each
REMIC and shall be  designated  as the "tax  matters  person"  with respect to each of REMIC I,  REMIC II and REMIC III in the manner provided under Treasury
Regulations       Section 1.860F-4(d)       and      Treasury      Regulations
Section 301.6231(a)(7)-1.  The REMIC  Administrator,  as tax  matters  person, shall  (i) act on  behalf  of each  of  REMIC I,  REMIC II  and  REMIC III  in relation to any tax matter or  controversy  involving  the Trust Fund and (ii)
represent  the  Trust  Fund  in  any  administrative  or  judicial  proceeding relating to an examination or audit by any governmental  taxing authority with respect thereto. The legal expenses,  including without limitation  attorneys'
or  accountants'  fees,  and costs of any such  proceeding  and any  liability resulting  therefrom  shall  be  expenses  of the  Trust  Fund  and the  REMIC
Administrator  shall be  entitled  to  reimbursement  therefor  out of amounts attributable  to the  Mortgage  Loans on deposit in the  Custodial  Account as provided by Section 3.10  unless such legal expenses and costs are incurred by reason of the REMIC  Administrator's  willful misfeasance,  bad faith or gross negligence.  If the REMIC  Administrator  is no  longer  the  Master  Servicer hereunder,  at its option the REMIC  Administrator  may continue its duties as
REMIC  Administrator  and shall be paid reasonable  compensation not to exceed
$3,000 per year by any successor  Master  Servicer  hereunder for so acting as the REMIC Administrator.

(d)   The REMIC  Administrator  shall  prepare or cause to be prepared  all of the Tax Returns that it  determines  are  required  with respect to the REMICs created  hereunder  and  deliver  such Tax  Returns in a timely  manner to the
Trustee  and the  Trustee  shall  sign and file such Tax  Returns  in a timely manner.  The  expenses of preparing  such returns  shall be borne by the REMIC
Administrator  without  any  right  of  reimbursement   therefor.   The  REMIC
Administrator  agrees to indemnify  and hold harmless the Trustee with respect to any tax or  liability  arising  from the  Trustee's  signing of Tax Returns that  contain  errors or  omissions.  The  Trustee and Master  Servicer  shall promptly  provide the REMIC  Administrator  with such information as the REMIC
Administrator  may from time to time  request for the purpose of enabling  the
REMIC Administrator to prepare Tax Returns.

(e)   The  REMIC  Administrator  shall  provide  (i)  to any  Transferor  of a
Class R  Certificate  such  information as is necessary for the application of any tax  relating to the transfer of a Class R  Certificate  to any Person who is not a Permitted  Transferee,  (ii) to the  Trustee  and the  Trustee  shall forward to the Certificateholders  such information or reports as are required by the Code or the REMIC  Provisions  including  reports relating to interest, original  issue  discount,  if any, and market  discount or premium (using the
Prepayment  Assumption)  and (iii) to the Internal  Revenue  Service the name, title,  address  and  telephone  number of the  person  who will  serve as the representative of each REMIC created hereunder.

(f)   The Master Servicer and the REMIC  Administrator shall take such actions and shall  cause  each REMIC  created  hereunder  to take such  actions as are reasonably within the Master Servicer's or the REMIC  Administrator's  control and the scope of its duties  more  specifically  set forth  herein as shall be necessary or  desirable  to maintain  the status  thereof as a REMIC under the
REMIC  Provisions  (and the Trustee  shall assist the Master  Servicer and the
REMIC  Administrator,  to  the  extent  reasonably  requested  by  the  Master
Servicer and the REMIC  Administrator  to do so). In  performing  their duties as more  specifically  set forth  herein,  the Master  Servicer  and the REMIC
Administrator shall not knowingly or intentionally take any action,  cause the
Trust  Fund to take any  action or fail to take (or fail to cause to be taken)
any action reasonably within their respective  control and the scope of duties more  specifically  set forth herein,  that,  under the REMIC  Provisions,  if taken or not taken, as the case may be, could  (i) endanger  the status of any
REMIC created  hereunder as a REMIC or (ii) result in the  imposition of a tax upon any  REMIC created  hereunder  (including  but not  limited to the tax on prohibited  transactions as defined in  Section 860F(a)(2) of the Code (except as  provided  in  Section 2.04)  and the tax on  contributions  to a REMIC set forth in  Section 860G(d)  of the Code) (either such event,  in the absence of an Opinion of Counsel or the indemnification  referred to in this sentence, an
"Adverse REMIC Event") unless the Master Servicer or the REMIC  Administrator, as  applicable,  has  received  an Opinion of Counsel  (at the  expense of the party  seeking  to take  such  action  or,  if such  party  fails  to pay such expense,  and the Master Servicer or the REMIC  Administrator,  as applicable, determines  that taking such action is in the best  interest of the Trust Fund and the Certificateholders,  at the expense of the Trust Fund, but in no event at  the  expense  of the  Master  Servicer,  the  REMIC  Administrator  or the
Trustee) to the effect that the contemplated  action will not, with respect to the Trust Fund created  hereunder,  endanger such status or, unless the Master
Servicer or the REMIC  Administrator or both, as applicable,  determine in its or their sole  discretion to indemnify  the Trust Fund against the  imposition of  such a tax,  result  in the  imposition  of such a tax.  Wherever  in this
Agreement a  contemplated  action may not be taken  because the timing of such action might result in the  imposition of a tax on the Trust Fund, or may only be taken  pursuant to an Opinion of Counsel  that such action would not impose a tax on the Trust Fund,  such action may  nonetheless  be taken provided that the indemnity  given in the preceding  sentence with respect to any taxes that might  be  imposed  on the  Trust  Fund  has been  given  and  that all  other preconditions  to the taking of such action have been  satisfied.  The Trustee shall  not  take or  fail  to  take  any  action  (whether  or not  authorized hereunder)  as to which the Master  Servicer  or the REMIC  Administrator,  as applicable,  has  advised it in  writing  that it has  received  an Opinion of
Counsel to the effect that an Adverse  REMIC Event could occur with respect to such  action or  inaction,  as the case may be. In  addition,  prior to taking any action with respect to the Trust Fund or its assets,  or causing the Trust
Fund to take any action,  which is not expressly  permitted under the terms of this  Agreement,  the Trustee  shall  consult with the Master  Servicer or the
REMIC Administrator,  as applicable, or its designee, in writing, with respect to  whether  such  action  could  cause an Adverse  REMIC  Event to occur with respect to the Trust Fund and the  Trustee  shall not take any such  action or cause the Trust Fund to take any such  action as to which the Master  Servicer or the REMIC Administrator,  as applicable,  has advised it in writing that an
Adverse   REMIC  Event  could  occur.   The  Master   Servicer  or  the  REMIC
Administrator,  as  applicable,  may consult with counsel to make such written advice,  and the cost of same shall be borne by the party  seeking to take the action  not  expressly  permitted  by this  Agreement,  but in no event at the expense of the Master  Servicer  or the REMIC  Administrator.  At all times as may be required by the Code, the Master  Servicer or the REMIC  Administrator,
as  applicable,  will to the extent  within its  control  and the scope of its duties more specifically set forth herein,  maintain  substantially all of the assets of the REMIC as "qualified  mortgages" as defined in Section 860G(a)(3)
of the Code and "permitted  investments" as defined in  Section 860G(a)(5)  of the Code.

(g)   In the event  that any tax is imposed on  "prohibited  transactions"  of any REMIC created hereunder as defined in  Section 860F(a)(2)  of the Code, on
"net  income  from   foreclosure   property"   of  any  REMIC  as  defined  in
Section 860G(c)  of the Code,  on any  contributions  to any  REMIC  after the
Startup Date therefor  pursuant to  Section 860G(d)  of the Code, or any other tax  imposed by the Code or any  applicable  provisions  of state or local tax laws,  such tax  shall be  charged  (i) to the  Master  Servicer,  if such tax arises out of or results  from a breach by the Master  Servicer in its role as
Master Servicer or REMIC  Administrator  of any of its obligations  under this
Agreement or the Master  Servicer  has in its sole  discretion  determined  to indemnify  the Trust Fund against such tax,  (ii) to the Trustee,  if such tax arises  out  of or  results  from  a  breach  by  the  Trustee  of  any of its obligations  under  this  Article X,  or  (iii) otherwise  against  amounts on deposit  in the  Custodial  Account as  provided  by  Section 3.10  and on the
Distribution  Date(s) following such reimbursement the aggregate of such taxes shall be allocated in  reduction of the Accrued  Certificate  Interest on each
Class entitled  thereto  in the same  manner as if such  taxes  constituted  a
Prepayment Interest Shortfall.

(h)   The  Trustee  and the Master  Servicer  shall,  for  federal  income tax purposes,  maintain books and records with respect to each REMIC on a calendar year and on an accrual  basis or as  otherwise  may be  required  by the REMIC
Provisions.

(i)   Following the Startup Date,  neither the Master Servicer nor the Trustee shall  accept any  contributions  of assets to any REMIC  unless  (subject  to
Section 10.01(f))  the Master  Servicer and the Trustee shall have received an
Opinion  of  Counsel  (at the  expense  of the  party  seeking  to  make  such contribution)  to the effect  that the  inclusion  of such assets in any REMIC will not cause any  REMIC created  hereunder  to fail to qualify as a REMIC at any time that any  Certificates  are  outstanding or subject any such REMIC to any tax under the REMIC Provisions or other applicable  provisions of federal, state and local law or ordinances.

(j)   Neither  the  Master   Servicer  nor  the  Trustee  shall   (subject  to
Section 10.01(f))  enter  into  any  arrangement  by which  any  REMIC created hereunder  will  receive a fee or other  compensation  for services nor permit any  REMIC created  hereunder  to receive any income  from  assets  other than
"qualified  mortgages"  as  defined  in  Section 860G(a)(3)  of  the  Code  or
"permitted investments" as defined in Section 860G(a)(5) of the Code.

(k)   Solely  for  purposes  of  Section 1.860G-1(a)(4)(iii)  of the  Treasury
Regulations,  the  "latest  possible  maturity  date" by which  the  principal balance of each  regular  interest  in each REMIC  would be reduced to zero is
November 25, 2036, which is the  Distribution  Date in the month following the last scheduled payment on any Mortgage Loan.

(l)   Within 30 days after the Closing  Date,  the REMIC  Administrator  shall prepare and file with the Internal  Revenue  Service  Form 8811,  "Information
Return for Real Estate  Mortgage  Investment  Conduits  (REMIC) and Issuers of
Collateralized Debt Obligations" for the Trust Fund.

(m)   Neither the Trustee nor the Master  Servicer  shall sell,  dispose of or substitute  for any of the Mortgage  Loans (except in connection  with (i) the default,  imminent  default or foreclosure  of a Mortgage Loan,  including but not limited to, the  acquisition or sale of a Mortgaged  Property  acquired by deed in lieu of foreclosure,  (ii) the bankruptcy of the Trust Fund, (iii) the termination  of any REMIC  pursuant to Article IX of this  Agreement or (iv) a purchase of Mortgage  Loans  pursuant to Article II or III of this  Agreement)
or acquire any assets for any REMIC or sell or dispose of any  investments  in the  Custodial  Account or the  Certificate  Account  for gain,  or accept any contributions  to any REMIC after the Closing  Date unless it has  received an
Opinion of Counsel that such sale,  disposition,  substitution  or acquisition will not (a) affect adversely the status of any  REMIC created  hereunder as a
REMIC or (b) unless the Master  Servicer has determined in its sole discretion to indemnify  the Trust Fund  against such tax,  cause any REMIC to be subject to a tax on  "prohibited  transactions"  or  "contributions"  pursuant  to the
REMIC Provisions.

Section 10.02.    Master   Servicer,   REMIC   Administrator   and   Trustee
                  Indemnification.

(a)   The Trustee  agrees to  indemnify  the Trust Fund,  the  Depositor,  the
REMIC   Administrator  and  the  Master  Servicer  for  any  taxes  and  costs including,  without  limitation,  any reasonable  attorneys fees imposed on or incurred by the Trust Fund, the Depositor or the Master Servicer,  as a result of a breach  of the  Trustee's  covenants  set forth in  Article VIII  or this
Article X.  In the event  that  Residential  Funding  is no longer  the Master
Servicer,  the Trustee shall indemnify  Residential  Funding for any taxes and costs including,  without limitation, any reasonable attorneys fees imposed on or incurred by  Residential  Funding as a result of a breach of the  Trustee's covenants set forth in Article VIII or this Article X.

(b)   The  REMIC  Administrator  agrees  to  indemnify  the  Trust  Fund,  the
Depositor,  the  Master  Servicer  and the  Trustee  for any  taxes  and costs
(including,  without limitation, any reasonable attorneys' fees) imposed on or incurred  by the  Trust  Fund,  the  Depositor,  the  Master  Servicer  or the
Trustee,  as a result of a breach of the REMIC  Administrator's  covenants set forth in this Article X with respect to compliance with the REMIC  Provisions, including  without  limitation,  any  penalties  arising  from  the  Trustee's execution  of Tax Returns  prepared by the REMIC  Administrator  that  contain errors  or  omissions;  provided,  however,  that such  liability  will not be imposed  to the  extent  such  breach is a result of an error or  omission  in information  provided  to the REMIC  Administrator  by the Master  Servicer in
which case Section 10.02(c) will apply.

(c)   The Master  Servicer  agrees to indemnify the Trust Fund, the Depositor, the REMIC  Administrator  and the Trustee for any taxes and costs  (including, without limitation,  any reasonable attorneys' fees) imposed on or incurred by the Trust Fund, the Depositor,  the REMIC  Administrator or the Trustee,  as a
result  of a breach  of the  Master  Servicer's  covenants  set  forth in this
Article X  or in  Article III  with  respect  to  compliance  with  the  REMIC
Provisions,  including  without  limitation,  any  penalties  arising from the
Trustee's  execution  of Tax  Returns  prepared  by the Master  Servicer  that contain errors or omissions.

ARTICLE XI

                           MISCELLANEOUS PROVISIONS

Section 11.01.    Amendment.

(a)   This  Agreement or any  Custodial  Agreement may be amended from time to time by the  Depositor,  the Master  Servicer  and the  Trustee,  without  the consent of any of the Certificateholders:

(i)   to cure any ambiguity,

(ii)  to correct or supplement any provisions herein or therein,  which may be inconsistent  with any other provisions  herein or therein or to correct any error,

(iii) to modify,  eliminate or add to any of its  provisions to such extent as shall be necessary or  desirable  to maintain the  qualification  of any
      REMIC created  hereunder as a REMIC at all times that any Certificate is outstanding  or to avoid or minimize the risk of the  imposition  of any tax on the  Trust  Fund  pursuant  to the  Code  that  would  be a claim against  the Trust  Fund,  provided  that the  Trustee  has  received an
      Opinion of Counsel to the effect that  (A) such  action is  necessary or desirable  to maintain  such  qualification  or to avoid or minimize the risk of the  imposition  of any such tax and (B)  such  action  will not
      adversely   affect  in  any  material   respect  the  interests  of  any
      Certificateholder,

(iv)  to change  the  timing  and/or  nature of  deposits  into the  Custodial
      Account  or the  Certificate  Account or to change the name in which the
      Custodial  Account  is  maintained,  provided  that (A) the  Certificate
      Account  Deposit  Date  shall  in no event  be  later  than the  related
      Distribution  Date,  (B) such  change  shall  not,  as  evidenced  by an
      Opinion  of  Counsel,  adversely  affect  in any  material  respect  the interests of any  Certificateholder and (C) such change shall not result in a  reduction  of the rating  assigned  to any  Class of  Certificates below the lower of the  then-current  rating or the rating  assigned  to such  Certificates as of the Closing Date, as evidenced by a letter from each Rating Agency to such effect,

(v)   to modify,  eliminate or add to the provisions of Section 5.02(f) or any other provision hereof restricting  transfer of the Class R Certificates by virtue of their  being the  "residual  interests"  in the Trust  Fund provided  that (A) such  change  shall not  result in  reduction  of the rating  assigned to any such  Class of  Certificates  below the lower of the then-current  rating or the rating assigned to such  Certificates as of the Closing  Date,  as evidenced by a letter from each Rating  Agency
      to  such   effect,   and  (B)  such   change   shall  not   (subject  to
      Section 10.01(f)),  as  evidenced  by an  Opinion  of  Counsel  (at  the expense  of the  party  seeking  so to  modify,  eliminate  or add  such provisions),  cause  the  Trust  Fund  or any of the  Certificateholders
      (other than the  transferor)  to be subject to a federal tax caused by a transfer to a Person that is not a Permitted Transferee, or

(vi)  to make any other  provisions  with  respect  to  matters  or  questions arising under this  Agreement or such  Custodial  Agreement  which shall not be materially  inconsistent  with the provisions of this  Agreement, provided  that such  action  shall not,  as  evidenced  by an Opinion of
      Counsel,  adversely  affect in any material respect the interests of any
      Certificateholder and is authorized or permitted under Section 11.01.

(b)   This Agreement or any Custodial  Agreement may also be amended from time to time by the Depositor,  the Master Servicer, the Trustee and the Holders of
Certificates  evidencing in the aggregate not less than 66% of the  Percentage
Interests of each Class of  Certificates with a Certificate  Principal Balance greater than zero  affected  thereby for the purpose of adding any  provisions to or  changing in any manner or  eliminating  any of the  provisions  of this
Agreement  or such  Custodial  Agreement  or of  modifying  in any  manner the rights of the Holders of Certificates of such Class;  provided,  however, that no such amendment shall:

(i)   reduce in any manner  the  amount  of, or delay the timing of,  payments which are required to be  distributed on any  Certificate  without the consent of the Holder of such Certificate,

(ii)  adversely  affect in any material respect the interest of the Holders of
Certificates  of any  Class in a manner  other than as described in clause (i)
hereof   without   the   consent   of   Holders   of   Certificates   of  such
Class evidencing,  as to such Class, Percentage Interests aggregating not less than 66%, or

(iii) reduce  the  aforesaid  percentage  of  Certificates  of  any  Class the
Holders of which are  required to consent to any such  amendment,  in any such case  without  the  consent  of  the  Holders  of  all  Certificates  of  such
Class then outstanding.

(c)   Notwithstanding  any contrary  provision of this Agreement,  the Trustee shall not  consent to any  amendment  to this  Agreement  unless it shall have first  received  an Opinion of Counsel  (at the  expense of the party  seeking such  amendment)  to the effect  that such  amendment  or the  exercise of any power  granted  to the  Master  Servicer,  the  Depositor  or the  Trustee  in
accordance  with such amendment will not result in the imposition of a federal tax on the Trust Fund or cause any REMIC created  hereunder to fail to qualify as a REMIC at any time that any Certificate is outstanding;  provided, that if the  indemnity  described in  Section 10.01(f)  with respect to any taxes that might be imposed  on the Trust  Fund has been  given,  the  Trustee  shall not require  the  delivery  to it of the  Opinion  of  Counsel  described  in this
Section 11.01(c).  The  Trustee may but shall not be  obligated  to enter into any amendment  pursuant to this  Section that  affects its rights,  duties and immunities and this Agreement or otherwise;  provided,  however,  such consent shall not be unreasonably withheld.

(d)   Promptly  after the  execution of any such  amendment  the Trustee shall furnish  written  notification  of the  substance  of such  amendment  to each
Certificateholder.   It  shall   not  be   necessary   for  the   consent   of
Certificateholders  under this Section 11.01 to approve the particular form of any proposed  amendment,  but it shall be  sufficient  if such  consent  shall approve the substance  thereof.  The manner of obtaining  such consents and of evidencing the  authorization of the execution  thereof by  Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

(e)   The Depositor shall have the option,  in its sole discretion,  to obtain and  deliver  to the  Trustee  any  corporate  guaranty,  payment  obligation, irrevocable  letter of  credit,  surety  bond,  insurance  policy  or  similar instrument or a reserve fund, or any  combination  of the  foregoing,  for the purpose of protecting the Holders of the Class SB  Certificates against any or all Realized  Losses or other  shortfalls.  Any such  instrument or fund shall be held by the  Trustee for the  benefit of the  Class SB  Certificateholders, but  shall  not be and  shall  not be  deemed  to be under  any  circumstances included  in any  REMIC.  To the  extent  that  any  such  instrument  or fund constitutes a reserve fund for federal  income tax  purposes,  (i) any reserve fund so established  shall be an outside reserve fund and not an asset of such
REMIC,  (ii) any such reserve fund shall be owned by the Depositor,  and (iii)
amounts  transferred  by such REMIC to any such  reserve fund shall be treated as amounts  distributed by such REMIC to the Depositor or any  successor,  all within the meaning of Treasury  Regulations  Section 1.860G-2(h)  in effect as of the Cut-off Date. In connection  with the provision of any such  instrument or fund,  this Agreement and any provision  hereof may be modified,  added to, deleted or otherwise  amended in any manner that is related or  incidental  to such instrument or fund or the establishment or administration  thereof,  such amendment  to be made by written  instrument  executed or  consented to by the
Depositor   and  such   related   insurer  but  without  the  consent  of  any
Certificateholder  and  without  the  consent  of the Master  Servicer  or the
Trustee being required  unless any such amendment  would impose any additional
obligation   on,  or  otherwise   adversely   affect  the   interests  of  the
Certificateholders,  the  Master  Servicer  or  the  Trustee,  as  applicable;
provided that the Depositor  obtains an Opinion of Counsel  (which need not be an opinion of Independent  counsel) to the effect that any such amendment will not cause (a) any  federal  tax to be  imposed  on the Trust  Fund,  including without  limitation,  any  federal tax  imposed on  "prohibited  transactions"
under  Section 860F(a)(1)  of the Code or on "contributions  after the startup
date"  under   Section 860G(d)(1)  of  the  Code  and  (b)  any  REMIC created hereunder  to fail to qualify as a REMIC at any time that any  Certificate  is outstanding.  In the event that the Depositor  elects to provide such coverage in the form of a limited  guaranty  provided by GMAC LLC,  the  Depositor  may
elect  that  the  text  of  such   amendment  to  this   Agreement   shall  be
substantially  in the  form  attached  hereto  as  Exhibit K  (in  which  case
Residential Funding's Subordinate  Certificate Loss Obligation as described in such exhibit shall be  established by  Residential  Funding's  consent to such amendment)  and that  the  limited  guaranty  shall  be  executed  in the form attached  hereto as Exhibit L,  with such changes as the Depositor  shall deem to be  appropriate;  it being  understood  that the Trustee has  reviewed  and approved the content of such forms and that the Trustee's  consent or approval to the use thereof is not required.

(f)   In addition to the  foregoing,  any  amendment of  Section 4.08  of this
Agreement shall require the consent of the Limited  Repurchase Right Holder as a third-party beneficiary of Section 4.08 of this Agreement.

Section 11.02.    Recordation of Agreement; Counterparts.

(a)   To the extent  permitted by applicable law, this Agreement is subject to recordation in all  appropriate  public  offices for real property  records in all the counties or other comparable  jurisdictions in which any or all of the
properties   subject  to  the  Mortgages  are  situated,   and  in  any  other
appropriate  public  recording  office or elsewhere,  such  recordation  to be effected  by the  Master  Servicer  and at its  expense  on  direction  by the
Trustee  (pursuant to the request of the Holders of  Certificates  entitled to at least 25% of the Voting Rights), but only upon direction  accompanied by an
Opinion  of  Counsel  to the  effect  that  such  recordation  materially  and beneficially affects the interests of the Certificateholders.

(b)   For the purpose of  facilitating  the  recordation  of this Agreement as herein  provided  and for  other  purposes,  this  Agreement  may be  executed simultaneously  in any  number  of  counterparts,  each of which  counterparts shall be deemed to be an original,  and such counterparts shall constitute but one and the same instrument.

Section 11.03.    Limitation on Rights of Certificateholders.

(a)   The death or  incapacity of any  Certificateholder  shall not operate to
terminate   this   Agreement   or   the   Trust   Fund,   nor   entitle   such
Certificateholder's  legal  representatives or heirs to claim an accounting or to take any action or  proceeding  in any court for a partition  or winding up
of  the  Trust  Fund,  nor  otherwise  affect  the  rights,   obligations  and
liabilities of any of the parties hereto.

(b)   No  Certificateholder  shall have any right to vote (except as expressly provided  herein)  or in  any  manner  otherwise  control  the  operation  and management of the Trust Fund, or the  obligations of the parties  hereto,  nor
shall  anything   herein  set  forth,   or  contained  in  the  terms  of  the
Certificates,  be construed so as to constitute  the  Certificateholders  from time  to time  as  partners  or  members  of an  association;  nor  shall  any
Certificateholder  be under any liability to any third person by reason of any action  taken by the  parties  to this  Agreement  pursuant  to any  provision hereof.

(c)   No Certificateholder  shall have any right by virtue of any provision of this  Agreement to institute  any suit,  action or  proceeding in equity or at law  upon or under or with  respect  to this  Agreement,  unless  such  Holder previously  shall have given to the Trustee a written notice of default and of the  continuance  thereof,  as  hereinbefore  provided,  and  unless  also the
Holders of  Certificates  of any  Class evidencing  in the  aggregate not less than 25% of the related  Percentage  Interests of such Class,  shall have made written request upon the Trustee to institute such action,  suit or proceeding in its own name as Trustee  hereunder  and shall have  offered to the  Trustee such reasonable  indemnity as it may require  against the costs,  expenses and liabilities to be incurred  therein or thereby,  and the Trustee,  for 60 days after its receipt of such notice,  request and offer of indemnity,  shall have neglected  or refused to  institute  any such action,  suit or  proceeding  it being  understood  and  intended,  and  being  expressly  covenanted  by  each
Certificateholder with every other  Certificateholder and the Trustee, that no one or more Holders of Certificates  of any Class shall  have any right in any manner  whatever  by virtue of any  provision  of this  Agreement  to  affect, disturb  or  prejudice  the  rights  of the  Holders  of  any  other  of  such
Certificates  of such Class or any other Class, or to obtain or seek to obtain priority over or preference to any other such Holder,  or to enforce any right under this Agreement,  except in the manner herein provided and for the common benefit of  Certificateholders  of such Class or all Classes,  as the case may
be.  For  the   protection   and   enforcement   of  the  provisions  of  this
Section 11.03,  each and  every  Certificateholder  and the  Trustee  shall be entitled to such relief as can be given either at law or in equity.

Section 11.04.    Governing Law.

      This agreement and the  Certificates  shall be governed by and construed in accordance  with the laws of the State of New York,  without  regard to the conflict of law principles  thereof,  other than Sections 5-1401 and 5-1402 of the New  York  General  Obligations  Law,  and  the  obligations,  rights  and remedies of the parties  hereunder shall be determined in accordance with such laws.

Section 11.05.    Notices.

      All  demands  and  notices  hereunder  shall be in writing  and shall be deemed  to have  been  duly  given if  personally  delivered  at or  mailed by registered  mail,  postage  prepaid  (except for notices to the Trustee  which shall be deemed to have been duly  given  only when  received),  to (a) in the
case  of  the  Depositor,   8400  Normandale   Lake   Boulevard,   Suite  250,
Minneapolis,  Minnesota  55437,  Attention: President  (RASC),  or such  other address as may  hereafter be furnished to the Master  Servicer and the Trustee in writing by the  Depositor;  (b) in the case of the  Master  Servicer,  2255
North  Ontario  Street,  Burbank,   California  91504-3120,   Attention:  Bond
Administration  or such other  address as may be  hereafter  furnished  to the
Depositor and the Trustee by the Master  Servicer in writing;  (c) in the case of the  Trustee,  the  Corporate  Trust  Office or such  other  address as may hereafter be furnished to the Depositor and the Master  Servicer in writing by the Trustee; (d) in the case of Standard & Poor's,  55 Water Street, New York,
New York 10041;  Attention:  Mortgage  Surveillance  or such other  address as may be hereafter  furnished to the Depositor,  Trustee and Master  Servicer by
Standard & Poor's;  (e) in the case of Moody's,  99 Church  Street,  New York,
New York 10007,  Attention:  ABS Monitoring Department,  or such other address as may be  hereafter  furnished to the  Depositor,  the Trustee and the Master
Servicer in writing by Moody's,  and (f) in the case of the Yield  Maintenance
Agreement  Provider,  HSBC Bank USA, National  Association,  452 Fifth Avenue,
Tower 10, New York, New York 10018,  or such other address as may be hereafter furnished to the Depositor,  the Trustee and the Master Servicer in writing by the Yield  Maintenance  Agreement  Provider.  Any notice required or permitted to be  mailed  to a  Certificateholder  shall be given  by first  class  mail, postage  prepaid,  at the address of such  holder as shown in the  Certificate
Register.  Any notice so mailed within the time  prescribed in this  Agreement shall be  conclusively  presumed to have been duly  given,  whether or not the
Certificateholder receives such notice.

Section 11.06.    Notices to Rating Agencies.

      The Depositor, the Master Servicer or the Trustee, as applicable,  shall notify  each  Rating  Agency  and  each  Subservicer  at  such  time  as it is
otherwise   required  pursuant  to  this  Agreement  to  give  notice  of  the occurrence of, any of the events  described in clause (a), (b), (c), (d), (g),
(h),  (i) or (j)  below  or  provide  a copy to each  Rating  Agency  and each
Subservicer  at such time as otherwise  required to be  delivered  pursuant to this  Agreement  of any of the  statements  described  in clauses  (e) and (f)
below:

(a)   a material change or amendment to this Agreement,

(b)   the occurrence of an Event of Default,

(c)   the  termination  or  appointment  of a  successor  Master  Servicer  or
Trustee or a change in the majority ownership of the Trustee,

(d)   the filing of any claim  under the Master  Servicer's  blanket  fidelity bond and the errors and omissions  insurance  policy  required by Section 3.12 or the cancellation or modification of coverage under any such instrument,

(e)   the  statement  required to be delivered to the Holders of each Class of
Certificates pursuant to Section 4.03,

(f)   the  statements  required to be delivered  pursuant to Sections 3.18 and
3.19,

(g)   a change in the  location of the  Custodial  Account or the  Certificate
Account,

(h)   the  occurrence of any monthly cash flow shortfall to the Holders of any
Class of  Certificates  resulting  from the failure by the Master  Servicer to make an Advance pursuant to Section 4.04,

(i)   the occurrence of the Final Distribution Date, and

(j)   the  repurchase  of or  substitution  for any Mortgage  Loan,  provided, however,  that  with  respect  to  notice  of the  occurrence  of  the  events described in clauses (d), (g) or (h) above,  the Master Servicer shall provide prompt written  notice to each Rating Agency and each  Subservicer of any such event known to the Master Servicer.

Section 11.07.    Severability of Provisions.

      If any one or more of the covenants, agreements,  provisions or terms of this  Agreement  shall be for any reason  whatsoever  held invalid,  then such covenants, agreements,  provisions or terms shall be deemed severable from the remaining  covenants,  agreements,  provisions or terms of this  Agreement and shall in no way affect the validity or  enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

Section 11.08.    Supplemental Provisions for Resecuritization.

(a)   This  Agreement  may be  supplemented  by  means  of the  addition  of a
separate   Article hereto  (a  "Supplemental  Article")  for  the  purpose  of resecuritizing any of the Certificates  issued hereunder,  under the following circumstances.  With respect to any Class or  Classes of  Certificates  issued hereunder,  or any portion of any such Class, as to which the Depositor or any of its  Affiliates  (or any designee  thereof) is the  registered  Holder (the
"Resecuritized  Certificates"),  the Depositor may deposit such  Resecuritized
Certificates  into  a  new  REMIC,  grantor  trust  or  custodial  arrangement
(a "Restructuring   Vehicle")  to  be  held  by  the  Trustee  pursuant  to  a
Supplemental    Article.    The   instrument    adopting   such   Supplemental
Article shall  be  executed  by the  Depositor,  the Master  Servicer  and the
Trustee;  provided,  that neither the Master  Servicer  nor the Trustee  shall withhold  their consent  thereto if their  respective  interests  would not be materially  adversely  affected  thereby.  To the extent that the terms of the
Supplemental  Article do  not  in  any  way  affect  any  provisions  of  this
Agreement  as to any of  the  Certificates  initially  issued  hereunder,  the adoption of the  Supplemental  Article shall  not constitute an "amendment" of this  Agreement.  Each  Supplemental  Article shall  set forth  all  necessary provisions  relating to the holding of the  Resecuritized  Certificates by the
Trustee,  the  establishment  of the  Restructuring  Vehicle,  the  issuing of various  classes of new  certificates  by the  Restructuring  Vehicle  and the distributions to be made thereon,  and any other  provisions  necessary to the
purposes  thereof.   In  connection  with  each  Supplemental   Article,   the
Depositor  shall  deliver  to the  Trustee an Opinion of Counsel to the effect that (i) the Restructuring  Vehicle will qualify as a REMIC,  grantor trust or other entity not subject to taxation for federal  income tax purposes and (ii)
the adoption of the  Supplemental  Article will not endanger the status of any
REMIC created  hereunder as a REMIC or result in the  imposition of a tax upon
the  Trust  Fund   (including  but  not  limited  to  the  tax  on  prohibited transaction  as  defined  in  Section 860F(a)(2)  of the  Code  and the tax on
contributions to a REMIC as set forth in Section 860G(d) of the Code.

Section 11.09.    Third-Party Beneficiary.

      The  Limited   Repurchase   Right  Holder  is  an  express   third-party
beneficiary of  Section 4.08  of this  Agreement,  and shall have the right to enforce the related  provisions  of  Section 4.08  of this  Agreement as if it were a party hereto.

ARTICLE XII

                        COMPLIANCE WITH REGULATION AB

Section 12.01.    Intent of Parties; Reasonableness.

      The  Depositor,  the Trustee  and the Master  Servicer  acknowledge  and agree that the purpose of this Article XII is to facilitate  compliance by the
Depositor  with  the  provisions  of  Regulation  AB  and  related  rules  and regulations of the  Commission.  The Depositor shall not exercise its right to request  delivery of information or other  performance  under these provisions other than in good  faith,  or for  purposes  other than  compliance  with the
Securities  Act,  the  Exchange  Act  and the  rules  and  regulations  of the
Commission  under the  Securities Act and the Exchange Act. Each of the Master
Servicer   and  the  Trustee   acknowledges   that   interpretations   of  the
requirements   of  Regulation  AB  may  change  over  time,   whether  due  to
interpretive  guidance  provided  by the  Commission  or its staff,  consensus among  participants  in the  mortgage-backed  securities  markets,  advice  of counsel,  or  otherwise,  and  agrees  to  comply  with  requests  made by the
Depositor in good faith for delivery of information  under these provisions on the basis of evolving  interpretations  of  Regulation  AB. Each of the Master
Servicer and the Trustee  shall  cooperate  reasonably  with the  Depositor to deliver to the Depositor  (including any of its assignees or  designees),  any and all  disclosure,  statements,  reports,  certifications,  records  and any other  information  necessary in the reasonable,  good faith  determination of the  Depositor  to permit  the  Depositor  to comply  with the  provisions  of
Regulation AB.

Section 12.02.    Additional Representations and Warranties of the Trustee.

(a)   The Trustee  shall be deemed to  represent  to the  Depositor  as of the date  hereof  and on  each  date  on  which  information  is  provided  to the
Depositor  under Sections 12.01,  12.02(b) or 12.03 that,  except as disclosed in writing to the  Depositor  prior to such date:  (i) it is not aware and has not received notice that any default,  early amortization or other performance triggering event has occurred as to any other  Securitization  Transaction due to any  default of the  Trustee;  (ii)  there are no aspects of its  financial condition that could have a material  adverse effect on the  performance by it of its trustee  obligations  under this Agreement or any other  Securitization
Transaction  as to which it is the trustee;  (iii) there are no material legal or governmental  proceedings pending (or known to be contemplated)  against it that would be material to Certificateholders;  (iv) there are no relationships or  transactions  relating to the Trustee with respect to the Depositor or any sponsor, issuing entity, servicer, trustee,  originator,  significant obligor, enhancement or support provider or other material  transaction  party (as such terms are used in Regulation  AB) relating to the  Securitization  Transaction contemplated  by the Agreement,  as identified by the Depositor to the Trustee in writing as of the  Closing  Date (each,  a  "Transaction  Party")  that are outside  the  ordinary  course of  business  or on terms  other  than would be obtained in an arm's length  transaction with an unrelated third party,  apart from the Securitization  Transaction,  and that are material to the investors'
understanding of the Certificates;  and (v) the Trustee is not an affiliate of any  Transaction  Party.  The Depositor shall notify the Trustee of any change in the identity of a Transaction Party after the Closing Date.

(b)   If so  requested  by the  Depositor  on any date  following  the Closing
Date,  the Trustee  shall,  within five Business Days  following such request, confirm in writing the  accuracy of the  representations  and  warranties  set forth in paragraph  (a) of this  Section or,  if any such  representation  and warranty  is not  accurate  as of the date of such  confirmation,  provide the pertinent  facts,  in writing,  to the  Depositor.  Any such  request from the
Depositor shall not be given more than once each calendar quarter,  unless the
Depositor shall have a reasonable  basis for a  determination  that any of the representations and warranties may not be accurate.

Section 12.03.    Information to be Provided by the Trustee.

      For so long as the  Certificates  are  outstanding,  for the  purpose of satisfying the Depositor's  reporting  obligation  under the Exchange Act with respect  to any  Class of  Certificates,  the  Trustee  shall  provide  to the
Depositor  a  written  description  of  (a)  any  litigation  or  governmental proceedings  pending  against the Trustee as of the last day of each  calendar month that would be material to  Certificateholders,  and (b) any affiliations or  relationships  (as described in Item 1119 of  Regulation  AB) that develop following  the Closing Date between the Trustee and any  Transaction  Party of the type described in  Section 12.02(a)(iv)  or 12.02(a)(v) as of the last day of each  calendar  year.  Any  descriptions  required  with  respect  to legal proceedings,  as well as updates to previously  provided  descriptions,  under this  Section 12.03  shall be given no later than five  Business Days prior to the  Determination  Date  following  the  month in which  the  relevant  event
occurs,   and  any  notices  and   descriptions   required   with  respect  to
affiliations,  as well as updates to previously provided  descriptions,  under this  Section 12.03  shall be given no later than  January 31 of the  calendar year  following the year in which the relevant  event  occurs.  As of the date the Depositor or Master  Servicer files each Report on Form 10-D and Report on
Form 10-K with  respect to the  Certificates,  the  Trustee  will be deemed to represent that any information  previously  provided under this Article XII is materially  correct  and  does  not have any  material  omissions  unless  the
Trustee has provided an update to such  information.  The Depositor will allow the Trustee to review any disclosure  relating to material  litigation against the Trustee prior to filing such  disclosure with the Commission to the extent the Depositor changes the information provided by the Trustee.

Section 12.04.    Report on Assessment of Compliance and Attestation.

      On or before March 15 of each calendar year, the Trustee shall:

(a)   deliver  to the  Depositor  a report (in form and  substance  reasonably
satisfactory  to  the  Depositor)   regarding  the  Trustee's   assessment  of
compliance  with the  applicable  Servicing  Criteria  during the  immediately preceding  calendar  year,  as required  under Rules  13a-18 and 15d-18 of the
Exchange  Act and Item 1122 of  Regulation  AB. Such report shall be addressed to the  Depositor  and signed by an  authorized  officer of the  Trustee,  and shall  address each of the Servicing  Criteria  specified on Exhibit S hereto;
and

(b)   deliver to the  Depositor  a report of a  registered  public  accounting firm  reasonably  acceptable to the Depositor that attests to, and reports on, the  assessment  of compliance  made by the Trustee and delivered  pursuant to the preceding  paragraph.  Such attestation  shall be in accordance with Rules
1-02(a)(3)  and 2-02(g) of  Regulation  S-X under the  Securities  Act and the
Exchange Act.

Section 12.05.    Indemnification; Remedies.

(a)   The  Trustee  shall  indemnify  the  Depositor,  each  affiliate  of the
Depositor,  the Master  Servicer and each broker dealer acting as underwriter, placement  agent or initial  purchaser of the  Certificates or each Person who controls  any of  such  parties  (within  the  meaning  of  Section 15  of the
Securities  Act and  Section 20  of the  Exchange  Act);  and  the  respective present and former  directors,  officers,  employees and agents of each of the foregoing,  and shall hold each of them  harmless from and against any losses, damages,  penalties,  fines, forfeitures,  legal fees and expenses and related costs, judgments,  and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

(i)   (A)         any  untrue  statement  of  a  material  fact  contained  or
alleged  to  be  contained   in  any   information,   report,   certification,
accountants'  attestation or other material provided under this Article XII by or on behalf of the Trustee (collectively,  the "Trustee Information"), or (B)
the  omission  or  alleged  omission  to state in the  Trustee  Information  a material  fact required to be stated in the Trustee  Information  or necessary in order to make the  statements  therein,  in the light of the  circumstances
under   which  they  were  made,   not   misleading;   provided,   by  way  of
clarification,  that clause (B) of this paragraph shall be construed solely by reference  to  the  Trustee  Information  and  not to  any  other  information communicated  in  connection  with a sale or purchase of  securities,  without regard to whether the Trustee  Information or any portion thereof is presented together with or separately from such other information; or

(ii)  any  failure  by  the  Trustee  to  deliver  any  information,   report,
certification,  or other material when and as required under this Article XII, other than a failure by the Trustee to deliver the accountants' attestation.

(b)   In the case of any failure of  performance  described  in clause (ii) of
Section 12.05(a),  the Trustee shall (i) promptly  reimburse the Depositor for all  costs  reasonably  incurred  by the  Depositor  in  order to  obtain  the
information,   report,   certification,   accountants'  attestation  or  other
material not delivered as required by the Trustee and (ii)  cooperate with the
Depositor to mitigate any damages that may result from such failure.

(c)   The Depositor and the Master Servicer shall indemnify the Trustee,  each affiliate of the Trustee or each Person who  controls the Trustee  (within the meaning of Section 15  of the  Securities  Act and  Section 20 of the Exchange
Act), and the respective  present and former  directors,  officers,  employees and  agents of the  Trustee,  and shall  hold each of them  harmless  from and against any losses, damages,  penalties,  fines,  forfeitures,  legal fees and expenses and related costs, judgments,  and any other costs, fees and expenses that any of them may  sustain  arising  out of or  based  upon (i) any  untrue statement  of a material  fact  contained  or alleged to be  contained  in any information  provided under this Agreement by or on behalf of the Depositor or
Master  Servicer for inclusion in any report filed with  Commission  under the
Exchange Act (collectively,  the "RFC  Information"),  or (ii) the omission or alleged  omission to state in the RFC  Information a material fact required to be stated in the RFC  Information or necessary in order to make the statements therein,  in the light of the  circumstances  under which they were made,  not misleading;  provided,  by way of  clarification,  that  clause  (ii)  of this paragraph  shall be construed  solely by reference to the RFC  Information and not to  any  other  information  communicated  in  connection  with a sale  or purchase of securities,  without regard to whether the RFC  Information or any portion  thereof is  presented  together  with or  separately  from such other information.

OHS West:260112740.5
      IN WITNESS WHEREOF,  the Depositor,  the Master Servicer and the Trustee
have  caused  their  names to be signed  hereto by their  respective  officers thereunto duly authorized as of the day and year first above written.

                                         RESIDENTIAL ASSET SECURITIES
                                         CORPORATION

                                         By:_______________________________
                                            Name:
                                            Title:   Vice President

                                         RESIDENTIAL FUNDING COMPANY, LLC

                                         By:_______________________________
                                            Name:
                                            Title:   Associate

                                         U.S. BANK NATIONAL ASSOCIATION
                                         as Trustee

                                         By:_____________________________
                                             Name:
                                             Title:

STATE OF MINNESOTA      )
                        ) ss.:
COUNTY OF HENNEPIN      )

      On the ____ day of October  2006  before me, a notary  public in and for said  State,  personally  appeared  _______________,  known to me to be a Vice
President  of   Residential   Asset   Securities   Corporation,   one  of  the
corporations that executed the within  instrument,  and also known to me to be the person who executed it on behalf of said corporation,  and acknowledged to me that such corporation executed the within instrument.

      IN WITNESS WHEREOF,  I have hereunto set my hand and affixed my official seal the day and year in this certificate  first above written.

                                    Notary Public

                                    ________________________________________

[Notarial Seal]

STATE OF MINNESOTA      )
                        ) ss.:
COUNTY OF HENNEPIN      )

      On the ____ day of October  2006  before me, a notary  public in and for said  State,  personally  appeared  _______________,  known  to  me  to  be an
Associate of Residential  Funding Company,  LLC, one of the limited  liability companies that executed the within instrument,  and also known to me to be the person  who  executed  it on behalf of said  limited  liability  company,  and acknowledged  to me that such limited  liability  company  executed the within instrument.

      IN WITNESS WHEREOF,  I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                    Notary Public

                                    ________________________________

[Notarial Seal]

STATE OF MINNESOTA      )
                        ) ss.:
COUNTY OF RAMSEY        )

      On the ____ day of October  2006  before me, a notary  public in and for said State,  personally  appeared  _____________________,  known to me to be a
_____________________   of  U.S.   Bank   National   Association,   a  banking
association  organized  under the laws of the United  States that executed the within  instrument,  and also known to me to be the person who  executed it on behalf of said banking  association  and  acknowledged to me that such banking association executed the within instrument.

      IN WITNESS WHEREOF,  I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                    Notary Public

                                    ____________________________________

[Notarial Seal]

                                                                     EXHIBIT A

                       FORM OF CLASS A-[_] CERTIFICATE

      SOLELY FOR U.S.  FEDERAL  INCOME TAX  PURPOSES,  THIS  CERTIFICATE  IS A
"REGULAR  INTEREST" IN A "REAL ESTATE MORTGAGE  INVESTMENT  CONDUIT," AS THOSE
TERMS ARE  DEFINED,  RESPECTIVELY,  IN SECTIONS  860G AND 860D OF THE INTERNAL
REVENUE  CODE OF 1986  COUPLED  WITH THE RIGHT TO RECEIVE  PAYMENTS  UNDER THE
YIELD MAINTENANCE AGREEMENT.

      THE CERTIFICATE  PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE DECREASED
BY THE  PRINCIPAL  PAYMENTS  HEREON  AND  REALIZED  LOSSES  ALLOCABLE  HERETO.
ACCORDINGLY,   FOLLOWING  THE  INITIAL  ISSUANCE  OF  THE  CERTIFICATES,   THE
CERTIFICATE  PRINCIPAL  BALANCE OF THIS CERTIFICATE WILL BE DIFFERENT FROM THE
DENOMINATION SHOWN BELOW.  ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS
CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE TRUSTEE NAMED HEREIN.

      UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED  REPRESENTATIVE OF
THE DEPOSITORY  TRUST COMPANY TO THE ISSUER OR ITS AGENT FOR  REGISTRATION  OF
TRANSFER,  EXCHANGE OR PAYMENT,  AND ANY  CERTIFICATE  ISSUED IS REGISTERED IN
THE  NAME OF CEDE & CO.  OR SUCH  OTHER  NAME AS  REQUESTED  BY AN  AUTHORIZED
REPRESENTATIVE  OF THE  DEPOSITORY  TRUST  COMPANY  AND ANY PAYMENT IS MADE TO
CEDE & CO.,  ANY  TRANSFER,  PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE
BY OR TO ANY PERSON IS WRONGFUL  SINCE THE  REGISTERED  OWNER  HEREOF,  CEDE &
CO., HAS AN INTEREST HEREIN.

CUSIP: _______________                   Certificate No. A-[__]-[__]
Date of Pooling and Servicing            Adjustable Pass-Through Rate
Agreement: October 27, 2006

Cut-off Date: October 1, 2006
First Distribution Date: November 27,    Aggregate Initial Certificate Principal
2006                                     Balance of the Class A-[_]
                                         Certificates:
                                         $___________________________
Master Servicer:                         Initial Certificate Principal Balance
Residential Funding Company, LLC         of this Class A-[_] Certificate:
                                         $___________________________
Final Scheduled Distribution Date:
__________ __, 20__

         HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES
                               SERIES 2006-EMX9

            evidencing a percentage  interest in the distributions
            allocable  to  the   Class A-[_]   Certificates   with
            respect  to a Trust  Fund  consisting  primarily  of a
            pool of fixed and adjustable  interest rate, first and
            junior  lien  mortgage  loans  on one- to  four-family
            residential   properties  sold  by  RESIDENTIAL  ASSET
            SECURITIES CORPORATION

      This  Certificate  is payable  solely from the assets of the Trust Fund, and does not  represent  an  obligation  of or interest in  Residential  Asset
Securities Corporation,  the Master Servicer, the Trustee referred to below or
GMAC Mortgage Group, LLC or any of their affiliates.  Neither this Certificate
nor  the   underlying   mortgage  loans  are  guaranteed  or  insured  by  any
governmental  agency or  instrumentality  or by Residential  Asset  Securities
Corporation,  the Master Servicer,  the Trustee or GMAC Mortgage Group, LLC or
any of their  affiliates.  None of the Depositor,  the Master  Servicer,  GMAC
Mortgage Group,  LLC or any of their  affiliates will have any obligation with respect to any  certificate  or other  obligation  secured by or payable  from payments on the Certificates.

      This  certifies  that  CEDE  &  CO.  is  the  registered  owner  of  the
Percentage  Interest  evidenced by this  Certificate in certain  distributions with respect to the Trust Fund  consisting  primarily of an interest in a pool of fixed and adjustable  interest  rate,  first and junior lien mortgage loans on one- to four- family residential  properties (the "Mortgage  Loans"),  sold
by  Residential   Asset  Securities   Corporation   (hereinafter   called  the
"Depositor,"  which term  includes any  successor  entity under the  Agreement referred  to below).  The Trust Fund was  created  pursuant  to a Pooling  and
Servicing  Agreement  dated as  specified  above (the  "Agreement")  among the
Depositor, the Master Servicer and U.S. Bank National Association,  as trustee
(the "Trustee"),  a summary of certain of the pertinent provisions of which is set forth hereafter.  To the extent not defined herein,  the capitalized terms used herein have the meanings  assigned in the Agreement.  This Certificate is issued under and is subject to the terms,  provisions  and  conditions  of the
Agreement,  to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Pursuant to the terms of the Agreement,  a distribution  will be made on the 25th day of each  month or, if such 25th day is not a  Business  Day,  the
Business Day immediately  following (the "Distribution  Date"),  commencing as described in the  Agreement,  to the Person in whose name this  Certificate is registered at the close of business on the Business Day immediately  preceding that  Distribution  Date  (the  "Record  Date"),  from the  related  Available
Distribution  Amount  in an  amount  equal to the  product  of the  Percentage
Interest  evidenced  by  this  Certificate  and the  amount  of  interest  and principal,  if any,  required  to be  distributed  to Holders  of  Class A-[_]
Certificates on such Distribution Date.

      Distributions  on this  Certificate  will be made  either by the  Master
Servicer  acting on behalf of the Trustee or by a Paying  Agent  appointed  by the Trustee in  immediately  available  funds (by wire  transfer or otherwise)
for the account of the Person  entitled  thereto if such Person  shall have so notified the Master  Servicer or such Paying Agent,  or by check mailed to the address of the Person entitled thereto,  as such name and address shall appear on the Certificate Register.

      Notwithstanding  the above,  the final  distribution on this Certificate will be made after due notice of the  pendency of such  distribution  and only upon  presentation  and surrender of, this Certificate at the office or agency appointed by the Trustee for that purpose in St. Paul, Minnesota.  The Initial
Certificate  Principal  Balance of this  Certificate  is set forth above.  The
Certificate  Principal  Balance  hereof  will  be  reduced  from  time to time pursuant to the Agreement.

      This  Certificate  is one of a duly  authorized  issue  of  Certificates issued in several  Classes  designated  as Home Equity  Mortgage  Asset-Backed
Pass-Through  Certificates of the Series specified hereon (herein collectively called the "Certificates").

      The Certificates are limited in right of payment to certain  collections and recoveries  respecting the Mortgage Loans,  all as more  specifically  set forth  herein and in the  Agreement.  In the event Master  Servicer  funds are advanced with respect to any Mortgage Loan,  such advance is  reimbursable  to the Master  Servicer,  to the extent  provided in the Agreement,  from related recoveries  on such  Mortgage  Loan or from  other  cash that  would have been distributable to Certificateholders.

      As provided in the  Agreement,  withdrawals  from the Custodial  Account and/or the Certificate  Account created for the benefit of  Certificateholders may be made by the Master  Servicer from time to time for purposes  other than
distributions  to   Certificateholders,   such  purposes   including   without
limitation  reimbursement to the Depositor and the Master Servicer of advances made, or certain expenses incurred, by either of them.

      The Agreement permits,  with certain  exceptions  therein provided,  the amendment of the Agreement and the  modification of the rights and obligations of the  Depositor,  the Master  Servicer and the Trustee and the rights of the
Certificateholders  under the  Agreement  from time to time by the  Depositor, the  Master  Servicer  and the  Trustee  with the  consent  of the  Holders of
Certificates  evidencing in the aggregate not less than 66% of the  Percentage
Interests of each Class of  Certificates affected thereby. Any such consent by the Holder of this Certificate  shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate  issued upon the transfer  hereof or in exchange  herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate.  The Agreement also permits the amendment thereof in certain  circumstances without the consent of
the  Holders  of  any  of  the   Certificates   and,  in  certain   additional
circumstances,  without  the  consent of the  Holders  of  certain  Classes of
Certificates.

      As provided in the Agreement and subject to certain  limitations therein set forth,  the transfer of this Certificate is registrable in the Certificate
Register upon surrender of this  Certificate  for  registration of transfer at the offices or agencies appointed by the Trustee in St. Paul, Minnesota,  duly endorsed  by,  or  accompanied  by an  assignment  in the form  below or other written  instrument  of transfer in form  satisfactory  to the Trustee and the
Certificate  Registrar  duly  executed by the Holder  hereof or such  Holder's attorney  duly  authorized  in  writing,  and  there  upon  one  or  more  new
Certificates  of  authorized   denominations  evidencing  the  same  Class and
aggregate  Percentage Interest will be issued to the designated  transferee or transferees.

      The  Certificates are issuable only as registered  Certificates  without coupons  in  Classes  and in  denominations  specified  in the  Agreement.  As provided  in the  Agreement  and  subject to certain  limitations  therein set forth,  Certificates  are  exchangeable  for new  Certificates  of  authorized denominations  evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

      No service charge will be made for any such  registration of transfer or exchange,  but the Trustee may require  payment of a sum  sufficient  to cover any tax or other governmental charge payable in connection therewith.

      The Depositor,  the Master  Servicer,  the Trustee,  and the Certificate
Registrar and any agent of the Depositor,  the Master Servicer, the Trustee or the Certificate  Registrar may treat the Person in whose name this Certificate is  registered  as  the  owner  hereof  for  all  purposes,  and  none  of the
Depositor,  the  Master  Servicer,  the  Trustee  or any such  agent  shall be affected by notice to the contrary.

      This  Certificate  shall be governed by and construed in accordance with the laws of the State of New York.

      The obligations  created by the Agreement in respect of the Certificates and the Trust  Fund  created  thereby  shall  terminate  upon the  payment  to
Certificateholders  of all  amounts  held by or on behalf of the  Trustee  and required to be paid to them  pursuant to the  Agreement  following the earlier of (i) the  maturity or other  liquidation  of the last  Mortgage Loan subject thereto or the disposition of all property  acquired upon  foreclosure or deed in lieu of  foreclosure  of any Mortgage  Loan,  and (ii) the  purchase by the
Master  Servicer from the Trust Fund of all remaining  Mortgage  Loans and all property  acquired in respect of such Mortgage Loans or the  Certificates,  in either case  thereby  effecting  early  retirement  of the  Certificates.  The
Agreement  permits,  but does not require the Master Servicer (i) to purchase, at a price  determined as provided in the  Agreement,  all remaining  Mortgage
Loans and all  property  acquired in respect of any  Mortgage  Loan or (ii) to purchase in whole, but not in part, all of the  Certificates  from the Holders thereof,  provided,  that any such option may only be  exercised if the Stated
Principal  Balance  before  giving effect to the  distributions  to be made on such  Distribution  Date of the Mortgage  Loans, as of the  Distribution  Date
upon which the proceeds of any such purchase are  distributed is less than ten percent of the Cut-off Date Balance.

      Unless the  certificate  of  authentication  hereon has been executed by the Certificate Registrar, by manual signature,  this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

      IN WITNESS  WHEREOF,  the Trustee has caused this Certificate to be duly executed.

                                          U.S. BANK NATIONAL ASSOCIATION,
                                          as Trustee

                                          By:_________________________________
                                             Authorized Signatory

Dated:_____________________

                        CERTIFICATE OF AUTHENTICATION

      This  is  one  of  the  Class A-[_]  Certificates  referred  to  in  the within-mentioned Agreement.

                                          U.S. BANK NATIONAL ASSOCIATION,
                                          as Certificate Registrar

                                          By:  _______________________________
                                             Authorized Signatory

                                  ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s),  assign(s) and transfer(s)
unto

(Please  print or  typewrite  name and  address  including  postal zip code of assignee) the beneficial  interest  evidenced by the within Trust  Certificate and hereby  authorizes  the  transfer  of  registration  of such  interest  to assignee on the Certificate Register of the Trust Fund.

      I  (We)  further  direct  the  Certificate  Registrar  to  issue  a  new
Certificate of a like  denomination and Class, to the above named assignee and deliver such Certificate to the following address:
______________________________________________________________________________

Dated:_____________________               ____________________________________
                                          Signature   by  or  on   behalf   of
                                          assignor

______________________________________________________________________________
                                          Signature Guaranteed

                          DISTRIBUTION INSTRUCTIONS

      The assignee should include the following for purposes of distribution:

Distributions  shall be made, by wire transfer or  otherwise,  in  immediately
available                                                                 fund
to____________________________________________________________________________
for the account of ___________________________________________________________
account number _______________________________________________________________
or, if mailed by check, to ___________________________________________________

      Applicable statements should be mailed to:______________________________
______________________________________________________________________________
______________________________________________________________________________

      This  information  is provided  by  ___________________________________, the assignee named above, or ______________________________, as its agent.

                                                                     EXHIBIT B

                       FORM OF CLASS M-[_] CERTIFICATE

      THIS  CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A AND
CLASS M-[_] CERTIFICATES AS DESCRIBED IN THE AGREEMENT (AS DEFINED HEREIN).

      THE CERTIFICATE  PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE DECREASED
BY THE  PRINCIPAL  PAYMENTS  HEREON  AND  REALIZED  LOSSES  ALLOCABLE  HERETO.
ACCORDINGLY,   FOLLOWING  THE  INITIAL  ISSUANCE  OF  THE  CERTIFICATES,   THE
CERTIFICATE  PRINCIPAL  BALANCE OF THIS CERTIFICATE WILL BE DIFFERENT FROM THE
DENOMINATION SHOWN BELOW.  ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS
CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE TRUSTEE NAMED HEREIN.

      UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED  REPRESENTATIVE OF
THE DEPOSITORY  TRUST COMPANY,  A NEW YORK CORPORATION  ("DTC"),  TO ISSUER OR
ITS  AGENT  FOR  REGISTRATION  OF  TRANSFER,  EXCHANGE,  OR  PAYMENT,  AND ANY
CERTIFICATE  ISSUED IS  REGISTERED  IN THE NAME OF CEDE & CO. OR IN SUCH OTHER
NAME AS IS REQUESTED BY AN AUTHORIZED  REPRESENTATIVE  OF DTC (AND ANY PAYMENT
IS  MADE  TO  CEDE  & CO.  OR TO  SUCH  OTHER  ENTITY  AS IS  REQUESTED  BY AN
AUTHORIZED  REPRESENTATIVE OF DTC), ANY TRANSFER,  PLEDGE, OR OTHER USE HEREOF
FOR  VALUE OR  OTHERWISE  BY OR TO ANY  PERSON  IS  WRONGFUL  INASMUCH  AS THE
REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

      SOLELY FOR U.S.  FEDERAL  INCOME TAX  PURPOSES,  THIS  CERTIFICATE  IS A
"REGULAR  INTEREST" IN A "REAL ESTATE MORTGAGE  INVESTMENT  CONDUIT," AS THOSE
TERMS ARE  DEFINED,  RESPECTIVELY,  IN SECTIONS  860G AND 860D OF THE INTERNAL
REVENUE  CODE OF 1986 (THE "CODE")  COUPLED  WITH A RIGHT TO RECEIVE  PAYMENTS
UNDER THE YIELD MAINTENANCE AGREEMENT.

      ANY TRANSFEREE OF THIS  CERTIFICATE  WILL BE DEEMED TO HAVE  REPRESENTED
BY  VIRTUE  OF ITS  PURCHASE  OR  HOLDING  OF THIS  CERTIFICATE  (OR  INTEREST
THEREIN) THAT EITHER (A) SUCH  TRANSFEREE  IS NOT AN EMPLOYEE  BENEFIT PLAN OR
OTHER PLAN OR ARRANGEMENT SUBJECT TO THE PROHIBITED  TRANSACTION PROVISIONS OF
THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"),  OR
SECTION  4975  OF  THE  CODE  OR A  PERSON  (INCLUDING  AN  INSURANCE  COMPANY
INVESTING ITS GENERAL ACCOUNT,  AN INVESTMENT  MANAGER, A NAMED FIDUCIARY OR A
TRUSTEE  OF ANY SUCH  PLAN)  WHO IS USING  "PLAN  ASSETS"  OF ANY SUCH PLAN TO
EFFECT SUCH ACQUISITION  (EACH OF THE FOREGOING,  A "PLAN  INVESTOR"),  (B) IT
HAS ACQUIRED AND IS HOLDING THIS  CERTIFICATE  IN RELIANCE ON U.S.  DEPARTMENT
OF LABOR PROHIBITED  TRANSACTION  EXEMPTION  ("PTE") 94-29, 59 FED. REG. 14674
(MARCH 29, 1994), AS MOST RECENTLY AMENDED BY PTE 2002-41,  67 FED. REG. 54487
(AUGUST 22, 2002) (THE "RFC  EXEMPTION"),  AND THAT IT UNDERSTANDS  THAT THERE
ARE CERTAIN  CONDITIONS TO THE  AVAILABILITY  OF THE RFC  EXEMPTION  INCLUDING
THAT THIS CERTIFICATE  MUST BE RATED, AT THE TIME OF PURCHASE,  NOT LOWER THAN
"BBB-" (OR ITS  EQUIVALENT) BY STANDARD & POOR'S,  FITCH OR MOODY'S OR (C) (I)
THE  TRANSFEREE  IS AN  INSURANCE  COMPANY,  (II) THE  SOURCE OF FUNDS USED TO
PURCHASE OR HOLD THIS  CERTIFICATE IS AN "INSURANCE  COMPANY GENERAL  ACCOUNT"
(AS   DEFINED   IN   U.S.   DEPARTMENT   OF   LABOR   PROHIBITED   TRANSACTION
CLASS EXEMPTION  ("PTCE")  95-60),  AND  (III)  THE  CONDITIONS  SET  FORTH IN
SECTIONS  I AND III OF PTCE  95-60  HAVE  BEEN  SATISFIED  (EACH  ENTITY  THAT
SATISFIES THIS CLAUSE (C), A "COMPLYING INSURANCE COMPANY").

      IF THIS  CERTIFICATE  (OR ANY  INTEREST  THEREIN) IS ACQUIRED OR HELD BY
ANY PERSON THAT DOES NOT SATISFY THE  CONDITIONS  DESCRIBED  IN THE  PRECEDING
PARAGRAPH,  THEN THE LAST PRECEDING  TRANSFEREE  THAT EITHER (I) IS NOT A PLAN
INVESTOR,   (II)  ACQUIRED  SUCH   CERTIFICATE  IN  COMPLIANCE  WITH  THE  RFC
EXEMPTION,  OR (III) IS A COMPLYING  INSURANCE  COMPANY SHALL BE RESTORED,  TO
THE EXTENT  PERMITTED  BY LAW, TO ALL RIGHTS AND  OBLIGATIONS  AS  CERTIFICATE
OWNER THEREOF  RETROACTIVE  TO THE DATE OF SUCH TRANSFER OF THIS  CERTIFICATE.
THE TRUSTEE  SHALL BE UNDER NO LIABILITY TO ANY PERSON FOR MAKING ANY PAYMENTS
DUE ON THIS CERTIFICATE TO SUCH PRECEDING TRANSFEREE.

      ANY PURPORTED  CERTIFICATE  OWNER WHOSE  ACQUISITION  OR HOLDING OF THIS
CERTIFICATE   (OR   INTEREST   THEREIN)  WAS  EFFECTED  IN  VIOLATION  OF  THE
RESTRICTIONS  IN SECTION  5.02(E)(II)  OF THE POOLING AND SERVICING  AGREEMENT
SHALL  INDEMNIFY  AND HOLD  HARMLESS THE  DEPOSITOR,  THE TRUSTEE,  THE MASTER
SERVICER,  ANY  SUBSERVICER,  AND THE TRUST FUND FROM AND  AGAINST ANY AND ALL
LIABILITIES,  CLAIMS,  COSTS OR EXPENSES  INCURRED BY SUCH PARTIES AS A RESULT
OF SUCH ACQUISITION OR HOLDING.

CUSIP: _____________________             Certificate No. M-[__]-__
Date of Pooling and Servicing            Adjustable Pass-Through Rate
Agreement: October 27, 2006

Cut-off Date: October 1, 2006
First Distribution Date:  November 27,   Aggregate Initial Certificate Principal
2006                                     Balance of the Class M-[_]
                                         Certificates:
                                         $___________________________
Master Servicer:                         Initial Certificate Principal Balance
Residential Funding Company, LLC         of this Class M-[_] Certificate:
                                         $___________________________
Final Scheduled Distribution Date:
__________ __, 20__

         HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES
                               SERIES 2006-EMX9

            evidencing a percentage  interest in the distributions
            allocable  to  the   Class M-[_]   Certificates   with
            respect  to a Trust  Fund  consisting  primarily  of a
            pool of fixed and adjustable  interest rate, first and
            junior  lien  mortgage  loans  on one- to  four-family
            residential   properties  sold  by  RESIDENTIAL  ASSET
            SECURITIES CORPORATION

      This  Certificate  is payable  solely from the assets of the Trust Fund, and does not  represent  an  obligation  of or interest in  Residential  Asset
Securities Corporation,  the Master Servicer, the Trustee referred to below or
GMAC Mortgage Group, LLC or any of their affiliates.  Neither this Certificate
nor  the   underlying   mortgage  loans  are  guaranteed  or  insured  by  any
governmental  agency or  instrumentality  or by Residential  Asset  Securities
Corporation,  the Master Servicer,  the Trustee or GMAC Mortgage Group, LLC or
any of their  affiliates.  None of the Depositor,  the Master  Servicer,  GMAC
Mortgage Group,  LLC or any of their  affiliates will have any obligation with respect to any  certificate  or other  obligation  secured by or payable  from payments on the Certificates.

      This  certifies  that  CEDE  &  CO.  is  the  registered  owner  of  the
Percentage  Interest  evidenced by this  Certificate in certain  distributions with respect to the Trust Fund  consisting  primarily of an interest in a pool of fixed and adjustable  interest  rate,  first and junior lien mortgage loans on one- to four- family residential  properties (the "Mortgage  Loans"),  sold
by  Residential   Asset  Securities   Corporation   (hereinafter   called  the
"Depositor,"  which term  includes any  successor  entity under the  Agreement referred  to below).  The Trust Fund was  created  pursuant  to a Pooling  and
Servicing  Agreement  dated as  specified  above (the  "Agreement")  among the
Depositor, the Master Servicer and U.S. Bank National Association,  as trustee
(the "Trustee"),  a summary of certain of the pertinent provisions of which is set forth hereafter.  To the extent not defined herein,  the capitalized terms used herein have the meanings  assigned in the Agreement.  This Certificate is issued under and is subject to the terms,  provisions  and  conditions  of the
Agreement,  to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Pursuant to the terms of the Agreement,  a distribution  will be made on the 25th day of each  month or, if such 25th day is not a  Business  Day,  the
Business Day immediately  following (the "Distribution  Date"),  commencing as described in the  Agreement,  to the Person in whose name this  Certificate is registered at the close of business on the Business Day immediately  preceding that  Distribution  Date  (the  "Record  Date"),  from the  related  Available
Distribution  Amount  in an  amount  equal to the  product  of the  Percentage
Interest  evidenced  by  this  Certificate  and the  amount  of  interest  and principal,  if any,  required  to be  distributed  to Holders  of  Class M-[_]
Certificates on such Distribution Date.

      Distributions  on this  Certificate  will be made  either by the  Master
Servicer  acting on behalf of the Trustee or by a Paying  Agent  appointed  by the Trustee in  immediately  available  funds (by wire  transfer or otherwise)
for the account of the Person  entitled  thereto if such Person  shall have so notified the Master  Servicer or such Paying Agent,  or by check mailed to the address of the Person entitled thereto,  as such name and address shall appear on the Certificate Register.

      Notwithstanding  the above,  the final  distribution on this Certificate will be made after due notice of the  pendency of such  distribution  and only upon  presentation  and surrender of, this Certificate at the office or agency appointed by the Trustee for that purpose in St. Paul, Minnesota.  The Initial
Certificate  Principal  Balance of this  Certificate  is set forth above.  The
Certificate  Principal  Balance  hereof  will  be  reduced  to the  extent  of distributions allocable to principal and any Realized Losses allocable hereto.

      Any  Transferee  of  this  Certificate  will  be  deemed  to  have  made representations  relating to the  permissibility  of such transfer under ERISA and  Section 4975  of the Code,  as  described in Section  5.02(e)(ii)  of the
Agreement.  In addition,  any purported Certificate Owner whose acquisition or holding of this  Certificate  (or interest  therein) was effected in violation of the  restrictions  in Section  5.02(e)(ii) of the Agreement shall indemnify and hold  harmless  the  Depositor,  the  Trustee,  the Master  Servicer,  any
Subservicer,  any  underwriter and the Trust Fund from and against any and all liabilities,  claims,  costs or expenses  incurred by such parties as a result of such acquisition or holding.

      This  Certificate  is one of a duly  authorized  issue  of  Certificates issued in several  Classes  designated  as Home Equity  Mortgage  Asset-Backed
Pass-Through  Certificates of the Series specified hereon (herein collectively called the "Certificates").

      The Certificates are limited in right of payment to certain  collections and recoveries  respecting the Mortgage Loans,  all as more  specifically  set forth  herein and in the  Agreement.  In the event Master  Servicer  funds are advanced with respect to any Mortgage Loan,  such advance is  reimbursable  to the Master  Servicer,  to the extent  provided in the Agreement,  from related recoveries  on such  Mortgage  Loan or from  other  cash that  would have been distributable to Certificateholders.

      As provided in the  Agreement,  withdrawals  from the Custodial  Account and/or the Certificate  Account created for the benefit of  Certificateholders may be made by the Master  Servicer from time to time for purposes  other than
distributions  to   Certificateholders,   such  purposes   including   without
limitation  reimbursement to the Depositor and the Master Servicer of advances made, or certain expenses incurred, by either of them.

      The Agreement permits,  with certain  exceptions  therein provided,  the amendment of the Agreement and the  modification of the rights and obligations of the  Depositor,  the Master  Servicer and the Trustee and the rights of the
Certificateholders  under the  Agreement  from time to time by the  Depositor, the  Master  Servicer  and the  Trustee  with the  consent  of the  Holders of
Certificates  evidencing in the aggregate not less than 66% of the  Percentage
Interests of each Class of  Certificates affected thereby. Any such consent by the Holder of this Certificate  shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate  issued upon the transfer  hereof or in exchange  herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate.  The Agreement also permits the amendment thereof in certain  circumstances without the consent of
the  Holders  of  any  of  the   Certificates   and,  in  certain   additional
circumstances,  without  the  consent of the  Holders  of  certain  Classes of
Certificates.

      As provided in the Agreement and subject to certain  limitations therein set forth,  the transfer of this Certificate is registrable in the Certificate
Register upon surrender of this  Certificate  for  registration of transfer at the offices or agencies appointed by the Trustee in St. Paul, Minnesota,  duly endorsed  by,  or  accompanied  by an  assignment  in the form  below or other written  instrument  of transfer in form  satisfactory  to the Trustee and the
Certificate  Registrar  duly  executed by the Holder  hereof or such  Holder's attorney  duly  authorized  in  writing,  and  there  upon  one  or  more  new
Certificates  of  authorized   denominations  evidencing  the  same  Class and
aggregate  Percentage Interest will be issued to the designated  transferee or transferees.

      The  Certificates are issuable only as registered  Certificates  without coupons  in  Classes  and in  denominations  specified  in the  Agreement.  As provided  in the  Agreement  and  subject to certain  limitations  therein set forth,  Certificates  are  exchangeable  for new  Certificates  of  authorized denominations  evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

      No service charge will be made for any such  registration of transfer or exchange,  but the Trustee may require  payment of a sum  sufficient  to cover any tax or other governmental charge payable in connection therewith.

      The Depositor,  the Master  Servicer,  the Trustee,  and the Certificate
Registrar and any agent of the Depositor,  the Master Servicer, the Trustee or the Certificate  Registrar may treat the Person in whose name this Certificate is  registered  as  the  owner  hereof  for  all  purposes,  and  none  of the
Depositor,  the  Master  Servicer,  the  Trustee  or any such  agent  shall be affected by notice to the contrary.

      This  Certificate  shall be governed by and construed in accordance with the laws of the State of New York.

      The obligations  created by the Agreement in respect of the Certificates and the Trust  Fund  created  thereby  shall  terminate  upon the  payment  to
Certificateholders  of all  amounts  held by or on behalf of the  Trustee  and required to be paid to them  pursuant to the  Agreement  following the earlier of (i) the maturity or other  liquidation  of the last  Mortgage  Loan subject thereto or the disposition of all property  acquired upon  foreclosure or deed in lieu of  foreclosure  of any  Mortgage  Loan,  and (ii) the purchase by the
Master  Servicer from the Trust Fund of all remaining  Mortgage  Loans and all property  acquired in respect of such Mortgage Loans or the  Certificates,  in either case  thereby  effecting  early  retirement  of the  Certificates.  The
Agreement  permits,  but does not require the Master Servicer (i) to purchase, at a price  determined as provided in the  Agreement,  all remaining  Mortgage
Loans and all  property  acquired in respect of any  Mortgage  Loan or (ii) to purchase in whole, but not in part, all of the  Certificates  from the Holders thereof,  provided,  that any such option may only be  exercised if the Stated
Principal  Balance  before  giving effect to the  distributions  to be made on such  Distribution  Date of the Mortgage  Loans, as of the  Distribution  Date
upon which the proceeds of any such purchase are  distributed is less than ten percent of the Cut-off Date Balance.

      Unless the  certificate  of  authentication  hereon has been executed by the Certificate Registrar, by manual signature,  this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

      IN WITNESS  WHEREOF,  the Trustee has caused this Certificate to be duly executed.

                                          U.S. BANK NATIONAL ASSOCIATION,
                                          as Trustee

                                          By:_________________________________
                                             Authorized Signatory

Dated:_____________________

                        CERTIFICATE OF AUTHENTICATION

      This  is  one  of  the  Class M-[_]  Certificates  referred  to  in  the within-mentioned Agreement.

                                          U.S. BANK NATIONAL ASSOCIATION,
                                          as Certificate Registrar

                                          By:  _______________________________
                                             Authorized Signatory

                                  ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s),  assign(s) and transfer(s)
unto

(Please  print or  typewrite  name and  address  including  postal zip code of assignee) the beneficial  interest  evidenced by the within Trust  Certificate and hereby  authorizes  the  transfer  of  registration  of such  interest  to assignee on the Certificate Register of the Trust Fund.

      I (We) further direct the Certificate Registrar to issue a new
Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:
______________________________________________________________________________

Dated:_____________________               ____________________________________
                                          Signature   by  or  on   behalf   of
                                          assignor

______________________________________________________________________________
                                          Signature Guaranteed

                          DISTRIBUTION INSTRUCTIONS

      The assignee should include the following for purposes of distribution:

Distributions  shall be made, by wire transfer or  otherwise,  in  immediately
available                                                                 fund
to____________________________________________________________________________
for the account of ___________________________________________________________
account number _______________________________________________________________
or, if mailed by check, to ___________________________________________________

      Applicable statements should be mailed to:______________________________
______________________________________________________________________________
______________________________________________________________________________

      This  information  is provided  by  ___________________________________, the assignee named above, or ______________________________, as its agent.

                                                                     EXHIBIT C

                         FORM OF CLASS SB CERTIFICATE

      THIS  CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A AND
CLASS M CERTIFICATES AS DESCRIBED IN THE AGREEMENT (AS DEFINED HEREIN).

      SOLELY FOR U.S.  FEDERAL  INCOME TAX  PURPOSES,  THIS  CERTIFICATE  IS A
"REGULAR  INTEREST" IN A "REAL ESTATE MORTGAGE  INVESTMENT  CONDUIT," AS THOSE
TERMS ARE  DEFINED,  RESPECTIVELY,  IN SECTIONS  860G AND 860D OF THE INTERNAL
REVENUE CODE OF 1986 (THE "CODE")  COUPLED WITH THE RIGHT TO RECEIVE  PAYMENTS
UNDER THE YIELD MAINTENANCE AGREEMENT.

      THIS  CERTIFICATE  HAS NOT BEEN AND WILL  NOT BE  REGISTERED  UNDER  THE
SECURITIES ACT OF 1933, AS AMENDED,  OR THE  SECURITIES  LAWS OF ANY STATE AND
MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED  PURSUANT TO SUCH ACT
AND LAWS OR IS SOLD OR  TRANSFERRED  IN  TRANSACTIONS  WHICH ARE  EXEMPT  FROM
REGISTRATION  UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED
IN  ACCORDANCE  WITH  THE  PROVISIONS  OF  SECTION  5.02  OF THE  POOLING  AND
SERVICING AGREEMENT (THE "AGREEMENT").

      NO TRANSFER OF THIS  CERTIFICATE  OR ANY INTEREST  THEREIN SHALL BE MADE
TO ANY  EMPLOYEE  BENEFIT  PLAN OR OTHER  PLAN OR  ARRANGEMENT  SUBJECT TO THE
PROHIBITED  TRANSACTION  PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY
ACT OF 1974, AS AMENDED ("ERISA"),  OR SECTION 4975 OF THE CODE, OR ANY PERSON
(INCLUDING AN INSURANCE COMPANY  INVESTING ITS GENERAL ACCOUNT,  AN INVESTMENT
MANAGER,  A NAMED  FIDUCIARY OR A TRUSTEE OF ANY SUCH PLAN) WHO IS USING "PLAN
ASSETS" OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION (EACH OF THE FOREGOING,  A
"PLAN  INVESTOR")  UNLESS THE TRUSTEE,  THE DEPOSITOR AND THE MASTER  SERVICER
ARE  PROVIDED  WITH AN  OPINION  OF  COUNSEL  ACCEPTABLE  TO AND IN  FORM  AND
SUBSTANCE  SATISFACTORY TO THE TRUSTEE,  THE DEPOSITOR AND THE MASTER SERVICER
TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS  CERTIFICATE IS PERMISSIBLE
UNDER  APPLICABLE  LAW,  WILL  NOT  CONSTITUTE  OR  RESULT  IN ANY  NON-EXEMPT
PROHIBITED  TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE
(OR COMPARABLE PROVISIONS OF ANY SUBSEQUENT ENACTMENTS),  AND WILL NOT SUBJECT
THE  TRUSTEE,  THE  DEPOSITOR  OR THE MASTER  SERVICER  TO ANY  OBLIGATION  OR
LIABILITY  (INCLUDING  OBLIGATIONS OR LIABILITIES  UNDER ERISA OR SECTION 4975
OF THE CODE) IN ADDITION TO THOSE  UNDERTAKEN IN THE AGREEMENT,  WHICH OPINION
OF COUNSEL  SHALL NOT BE AN  EXPENSE  OF THE  TRUSTEE,  THE  DEPOSITOR  OR THE
MASTER SERVICER.

CUSIP: _____________________             Certificate No. SB-1
Date of Pooling and Servicing            Percentage Interest: 100.00%
Agreement: October 27, 2006

Cut-off Date: October 1, 2006
First Distribution Date:  November 27,   Aggregate Initial Notional Balance
2006                                     of the Class SB Certificates:
                                         $___________________________
Master Servicer:                         Initial Notional Balance
Residential Funding Company, LLC         of this Class SB Certificate:
                                         $___________________________
Maturity Date:
__________ __, 20__

         HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES
                               SERIES 2006-EMX9

            evidencing a percentage  interest in the distributions
            allocable  to the Class SB  Certificates  with respect
            to a  Trust  Fund  consisting  primarily  of a pool of
            fixed and adjustable  interest rate,  first and junior
            lien   mortgage   loans   on   one-   to   four-family
            residential   properties  sold  by  RESIDENTIAL  ASSET
            SECURITIES CORPORATION

      This  Certificate  is payable  solely from the assets of the Trust Fund, and does not  represent  an  obligation  of or interest in  Residential  Asset
Securities Corporation,  the Master Servicer, the Trustee referred to below or any of their affiliates.  Neither this Certificate nor the underlying mortgage loans are guaranteed or insured by any governmental  agency or instrumentality or by Residential  Asset  Securities  Corporation,  the Master  Servicer,  the
Trustee  or  any of  their  affiliates.  None  of the  Depositor,  the  Master
Servicer or any of their  affiliates  will have any obligation with respect to any  certificate  or other  obligation  secured by or payable from payments on the Certificates.

      This  certifies  that  [__________]  is  the  registered  owner  of  the
Percentage  Interest  evidenced by this  Certificate in certain  distributions with respect to the Trust Fund  consisting  primarily of an interest in a pool of adjustable  interest rate,  first and junior lien mortgage loans on one- to
four-family   residential   properties   (the  "Mortgage   Loans"),   sold  by
Residential Asset Securities Corporation  (hereinafter called the "Depositor,"
which term  includes  any  successor  entity under the  Agreement  referred to below).  The  Trust  Fund was  created  pursuant  to a Pooling  and  Servicing
Agreement dated as specified above (the "Agreement") among the Depositor,  the
Master  Servicer  and  U.S.  Bank  National   Association,   as  trustee  (the
"Trustee"),  a summary of certain of the pertinent  provisions of which is set forth  hereafter.  To the extent not defined  herein,  the  capitalized  terms used herein have the meanings  assigned in the Agreement.  This Certificate is issued under and is subject to the terms,  provisions  and  conditions  of the
Agreement,  to which Agreement the Holder of this Certificate by virtue of the acceptance hereof, assents and by which such Holder is bound.

      Pursuant to the terms of the Agreement,  a distribution  will be made on the 25th day of each  month or, if such 25th day is not a  Business  Day,  the
Business Day immediately  following (the "Distribution  Date"),  commencing as described in the  Agreement,  to the Person in whose name this  Certificate is registered  at the close of  business  on the last  Business  Day of the month immediately  preceding  the month of such  distribution  (the "Record  Date"), from the  Available  Distribution  Amount in an amount equal to the product of the  Percentage  Interest  evidenced  by this  Certificate  and the  amount of interest  and  principal,  if any,  required to be  distributed  to Holders of
Class SB Certificates on such Distribution Date.

      Distributions  on this  Certificate  will be made  either by the  Master
Servicer  acting on behalf of the Trustee or by a Paying  Agent  appointed  by the Trustee in  immediately  available  funds (by wire  transfer or otherwise)
for the account of the Person  entitled  thereto if such Person  shall have so notified the Master  Servicer or such Paying Agent,  or by check mailed to the address of the Person entitled thereto,  as such name and address shall appear on the Certificate Register.

      Notwithstanding  the above,  the final  distribution on this Certificate will be made after due notice of the  pendency of such  distribution  and only upon  presentation  and surrender of this  Certificate at the office or agency appointed by the Trustee for that purpose in St. Paul, Minnesota.

      No transfer  of this  Certificate  will be made unless such  transfer is exempt from the  registration  requirements  of the Securities Act of 1933, as amended,  and any applicable  state  securities  laws or is made in accordance with said Act and laws.  In the event that such a transfer is to be made,  (i)
the Trustee or the Depositor  may require an opinion of counsel  acceptable to and in form and substance  satisfactory  to the Trustee and the Depositor that such transfer is exempt  (describing  the  applicable  exemption and the basis therefor) from or is being made pursuant to the  registration  requirements of the Securities Act of 1933, as amended,  and of any applicable  statute of any state and (ii) the transferee  shall execute an investment  letter in the form described  by the  Agreement.  The  Holder  hereof  desiring  to  effect  such transfer  shall,  and  does  hereby  agree  to,  indemnify  the  Trustee,  the
Depositor,  the Master Servicer and the Certificate Registrar acting on behalf of the Trustee  against any  liability  that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws.

      No transfer of this  Certificate  or any interest  therein shall be made to any  employee  benefit  plan or other  plan or  arrangement  subject to the prohibited  transaction  provisions  of ERISA or Section 4975 of the Code,  or any person (including an insurance  company investing its general account,  an investment  manager,  a named  fiduciary or a trustee of any such plan) who is using "plan assets" of any such plan to effect such  acquisition  (each of the foregoing,  a "Plan  Investor")  unless the  Trustee,  the  Depositor  and the
Master  Servicer are provided with an Opinion of Counsel  acceptable to and in form and substance  satisfactory to the Trustee,  the Depositor and the Master
Servicer to the effect that the  purchase  or holding of this  Certificate  is permissible  under  applicable  law,  will not  constitute  or  result  in any non-exempt  prohibited  transaction under Section 406 of ERISA or Section 4975 of the Code (or comparable provisions of any subsequent enactments),  and will not  subject  the  Trustee,  the  Depositor  or  the  Master  Servicer  to any
obligation or liability  (including  obligations or liabilities under ERISA or
Section 4975 of the Code) in addition to those  undertaken  in the  Agreement, which  Opinion  of  Counsel  shall  not  be an  expense  of the  Trustee,  the
Depositor or the Master Servicer.

      This  Certificate  is one of a duly  authorized  issue  of  Certificates issued in several  Classes  designated  as Home Equity  Mortgage  Asset-Backed
Pass-Through  Certificates of the Series specified hereon (herein collectively called the "Certificates").

      The Certificates are limited in right of payment to certain  collections and recoveries  respecting the Mortgage Loans,  all as more  specifically  set forth  herein and in the  Agreement.  In the event Master  Servicer  funds are advanced with respect to any Mortgage Loan,  such advance is  reimbursable  to the Master  Servicer,  to the extent  provided in the Agreement,  from related recoveries  on such  Mortgage  Loan or from  other  cash that  would have been distributable to Certificateholders.

      As provided in the  Agreement,  withdrawals  from the Custodial  Account
and/or   the    Certificate    Account    created    for   the    benefit   of
Certificateholders  may be made by the Master  Servicer  from time to time for
purposes  other  than  distributions  to  Certificateholders,   such  purposes
including  without  limitation  reimbursement  to the Depositor and the Master
Servicer of advances made, or certain expenses incurred, by either of them.

      The Agreement permits,  with certain  exceptions  therein provided,  the amendment of the Agreement and the  modification of the rights and obligations of the  Depositor,  the Master  Servicer and the Trustee and the rights of the
Certificateholders  under the  Agreement  from time to time by the  Depositor, the  Master  Servicer  and the  Trustee  with the  consent  of the  Holders of
Certificates  evidencing in the aggregate not less than 66% of the  Percentage
Interests of each Class of  Certificates affected thereby. Any such consent by the Holder of this Certificate  shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate  issued upon the transfer  hereof or in exchange  herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate.  The Agreement also permits the amendment thereof in certain  circumstances without the consent of
the  Holders  of  any  of  the   Certificates   and,  in  certain   additional
circumstances,  without  the  consent of the  Holders  of  certain  Classes of
Certificates.

      As provided in the Agreement and subject to certain  limitations therein set forth,  the transfer of this Certificate is registrable in the Certificate
Register upon surrender of this  Certificate  for  registration of transfer at the offices or agencies appointed by the Trustee in St. Paul, Minnesota,  duly endorsed  by,  or  accompanied  by an  assignment  in the form  below or other written  instrument  of transfer in form  satisfactory  to the Trustee and the
Certificate  Registrar  duly  executed by the Holder  hereof or such  Holder's
attorney  duly   authorized  in  writing,   and  thereupon  one  or  more  new
Certificates  of  authorized   denominations  evidencing  the  same  Class and
aggregate  Percentage Interest will be issued to the designated  transferee or transferees.

      The  Certificates are issuable only as registered  Certificates  without coupons  in  Classes  and in  denominations  specified  in the  Agreement.  As provided  in the  Agreement  and  subject to certain  limitations  therein set forth,  Certificates  are  exchangeable  for new  Certificates  of  authorized denominations  evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

      No service charge will be made for any such  registration of transfer or exchange,  but the Trustee may require  payment of a sum  sufficient  to cover any tax or other governmental charge payable in connection therewith.

      The  Depositor,  the  Master  Servicer,  the  Trustee,  the  Certificate
Registrar and any agent of the Depositor,  the Master Servicer, the Trustee or the Certificate  Registrar may treat the Person in whose name this Certificate is  registered  as  the  owner  hereof  for  all  purposes,  and  none  of the
Depositor,  the  Master  Servicer,  the  Trustee  or any such  agent  shall be affected by notice to the contrary.

      This  Certificate  shall be governed by and construed in accordance with the laws of the State of New York.

      The obligations  created by the Agreement in respect of the Certificates and the Trust  Fund  created  thereby  shall  terminate  upon the  payment  to
Certificateholders  of all  amounts  held by or on behalf of the  Trustee  and required to be paid to them  pursuant to the  Agreement  following the earlier of (i) the maturity or other  liquidation  of the last  Mortgage  Loan subject thereto or the disposition of all property  acquired upon  foreclosure or deed in lieu of  foreclosure  of any  Mortgage  Loan,  and (ii) the purchase by the
Master  Servicer from the Trust Fund of all remaining  Mortgage  Loans and all property  acquired in respect of such Mortgage Loans or the  Certificates,  in either case  thereby  effecting  early  retirement  of the  Certificates.  The
Agreement  permits,  but does not require the Master Servicer (i) to purchase, at a price  determined as provided in the  Agreement,  all remaining  Mortgage
Loans and all  property  acquired in respect of any  Mortgage  Loan or (ii) to purchase in whole, but not in part, all of the  Certificates  from the Holders thereof,  provided,  that any such option may only be  exercised if the Stated
Principal  Balance  before  giving effect to the  distributions  to be made on such  Distribution  Date of the Mortgage  Loans, as of the  Distribution  Date
upon which the proceeds of any such purchase are  distributed is less than ten percent of the Cut-off Date Balance.

      Unless the  certificate  of  authentication  hereon has been executed by the Certificate  Registrar by manual signature,  this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

      IN WITNESS  WHEREOF,  the Trustee has caused this Certificate to be duly executed.

                                          U.S. BANK NATIONAL ASSOCIATION,
                                          as Trustee

                                          By:_________________________________
                                             Authorized Signatory

Dated:_____________________

                        CERTIFICATE OF AUTHENTICATION

      This  is  one  of  the   Class SB   Certificates   referred  to  in  the
within-mentioned Agreement.

                                          U.S. BANK NATIONAL ASSOCIATION,
                                          as Certificate Registrar

                                          By:  _______________________________
                                             Authorized Signatory

                                  ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s),  assign(s) and transfer(s)
unto

(Please  print or  typewrite  name and  address  including  postal zip code of assignee) the beneficial  interest  evidenced by the within Trust  Certificate and hereby  authorizes  the  transfer  of  registration  of such  interest  to assignee on the Certificate Register of the Trust Fund.

      I (We) further direct the Certificate Registrar to issue a new
Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:
______________________________________________________________________________

Dated:_____________________               ____________________________________
                                          Signature   by  or  on   behalf   of
                                          assignor

______________________________________________________________________________
                                          Signature Guaranteed

                          DISTRIBUTION INSTRUCTIONS

      The assignee should include the following for purposes of distribution:

Distributions  shall be made, by wire transfer or  otherwise,  in  immediately
available                                                                 fund
to____________________________________________________________________________
for the account of ___________________________________________________________
account number _______________________________________________________________
or, if mailed by check, to ___________________________________________________

      Applicable statements should be mailed to:______________________________
______________________________________________________________________________
______________________________________________________________________________

      This  information  is provided  by  ___________________________________, the assignee named above, or ______________________________, as its agent.

                                                                     EXHIBIT D

                         FORM OF CLASS R CERTIFICATE

      THE CLASS R  CERTIFICATE  WILL NOT BE ENTITLED TO PAYMENTS  CONSTITUTING
THE AVAILABLE  DISTRIBUTION AMOUNT UNTIL SUCH TIME AS DESCRIBED IN THE POOLING
AND SERVICING AGREEMENT REFERRED TO HEREIN (THE "AGREEMENT").

      THIS CLASS R  CERTIFICATE  IS  SUBORDINATE  TO THE CLASS A,  CLASS M AND
CLASS SB CERTIFICATES, TO THE EXTENT DESCRIBED HEREIN AND IN THE AGREEMENT.

      THIS  CERTIFICATE  MAY  NOT BE HELD BY OR  TRANSFERRED  TO A  NON-UNITED
STATES PERSON OR A DISQUALIFIED ORGANIZATION (AS DEFINED BELOW).

      SOLELY FOR U.S.  FEDERAL  INCOME TAX  PURPOSES,  THIS  CERTIFICATE  IS A
"RESIDUAL  INTEREST" IN A "REAL ESTATE MORTGAGE  INVESTMENT  CONDUIT" AS THOSE
TERMS ARE  DEFINED,  RESPECTIVELY,  IN SECTIONS  860G AND 860D OF THE INTERNAL
REVENUE CODE OF 1986 (THE "CODE").

      THIS  CERTIFICATE  HAS NOT BEEN AND WILL  NOT BE  REGISTERED  UNDER  THE
SECURITIES ACT OF 1933, AS AMENDED,  OR THE  SECURITIES  LAWS OF ANY STATE AND
MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED  PURSUANT TO SUCH ACT
AND LAWS OR IS SOLD OR  TRANSFERRED  IN  TRANSACTIONS  WHICH ARE  EXEMPT  FROM
REGISTRATION  UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED
IN  ACCORDANCE  WITH  THE  PROVISIONS  OF  SECTION  5.02  OF THE  POOLING  AND
SERVICING AGREEMENT (THE "AGREEMENT").

      NO TRANSFER OF THIS  CERTIFICATE  OR ANY INTEREST  THEREIN SHALL BE MADE
TO ANY  EMPLOYEE  BENEFIT  PLAN OR OTHER  PLAN OR  ARRANGEMENT  SUBJECT TO THE
PROHIBITED  TRANSACTION  PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY
ACT OF 1974, AS AMENDED ("ERISA"),  OR SECTION 4975 OF THE CODE, OR ANY PERSON
(INCLUDING AN INSURANCE COMPANY  INVESTING ITS GENERAL ACCOUNT,  AN INVESTMENT
MANAGER,  A NAMED  FIDUCIARY OR A TRUSTEE OF ANY SUCH PLAN) WHO IS USING "PLAN
ASSETS" OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION (EACH OF THE FOREGOING,  A
"PLAN  INVESTOR")  UNLESS THE TRUSTEE,  THE DEPOSITOR AND THE MASTER  SERVICER
ARE  PROVIDED  WITH AN  OPINION  OF  COUNSEL  ACCEPTABLE  TO AND IN  FORM  AND
SUBSTANCE  SATISFACTORY TO THE TRUSTEE,  THE DEPOSITOR AND THE MASTER SERVICER
TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS  CERTIFICATE IS PERMISSIBLE
UNDER  APPLICABLE  LAW,  WILL  NOT  CONSTITUTE  OR  RESULT  IN ANY  NON-EXEMPT
PROHIBITED  TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE
(OR COMPARABLE PROVISIONS OF ANY SUBSEQUENT ENACTMENTS),  AND WILL NOT SUBJECT
THE  TRUSTEE,  THE  DEPOSITOR  OR THE MASTER  SERVICER  TO ANY  OBLIGATION  OR
LIABILITY  (INCLUDING  OBLIGATIONS OR LIABILITIES  UNDER ERISA OR SECTION 4975
OF THE CODE) IN ADDITION TO THOSE  UNDERTAKEN IN THE AGREEMENT,  WHICH OPINION
OF COUNSEL  SHALL NOT BE AN  EXPENSE  OF THE  TRUSTEE,  THE  DEPOSITOR  OR THE
MASTER SERVICER.

      ANY RESALE,  TRANSFER OR OTHER  DISPOSITION OF THIS  CERTIFICATE  MAY BE
MADE ONLY IF THE  PROPOSED  TRANSFEREE  PROVIDES A TRANSFER  AFFIDAVIT  TO THE
MASTER  SERVICER  AND THE  TRUSTEE  THAT  (1) SUCH  TRANSFEREE  IS NOT (A) THE
UNITED STATES, ANY STATE OR POLITICAL  SUBDIVISION  THEREOF, ANY POSSESSION OF
THE UNITED STATES,  OR ANY AGENCY OR  INSTRUMENTALITY  OF ANY OF THE FOREGOING
(OTHER  THAN  AN  INSTRUMENTALITY  WHICH  IS  A  CORPORATION  IF  ALL  OF  ITS
ACTIVITIES  ARE SUBJECT TO TAX AND EXCEPT FOR  FREDDIE  MAC, A MAJORITY OF ITS
BOARD OF DIRECTORS IS NOT SELECTED BY SUCH  GOVERNMENTAL  UNIT), (B) A FOREIGN
GOVERNMENT, ANY INTERNATIONAL  ORGANIZATION,  OR ANY AGENCY OR INSTRUMENTALITY
OF EITHER OF THE FOREGOING,  (C) ANY ORGANIZATION (OTHER THAN CERTAIN FARMERS'
COOPERATIVES  DESCRIBED  IN SECTION  521 OF THE CODE) WHICH IS EXEMPT FROM THE
TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS  SUCH  ORGANIZATION  IS SUBJECT TO
THE TAX  IMPOSED  BY SECTION  511 OF THE CODE  (INCLUDING  THE TAX  IMPOSED BY
SECTION  511 OF THE CODE ON  UNRELATED  BUSINESS  TAXABLE  INCOME),  (D) RURAL
ELECTRIC AND TELEPHONE  COOPERATIVES DESCRIBED IN SECTION 1381(A)(2)(C) OF THE
CODE, (E) AN ELECTING LARGE  PARTNERSHIP UNDER SECTION 775(A) OF THE CODE (ANY
SUCH PERSON  DESCRIBED  IN THE  FOREGOING  CLAUSES (A),  (B),  (C), (D) OR (E)
BEING HEREIN  REFERRED TO AS A "DISQUALIFIED  ORGANIZATION"),  OR (F) AN AGENT
OF A DISQUALIFIED  ORGANIZATION,  (2) NO PURPOSE OF SUCH TRANSFER IS TO IMPEDE
THE ASSESSMENT OR COLLECTION OF TAX AND (3) SUCH TRANSFEREE  SATISFIES CERTAIN
ADDITIONAL  CONDITIONS  RELATING TO THE  FINANCIAL  CONDITION  OF THE PROPOSED
TRANSFEREE.  NOTWITHSTANDING  THE REGISTRATION IN THE CERTIFICATE  REGISTER OR
ANY TRANSFER,  SALE OR OTHER DISPOSITION OF THIS CERTIFICATE TO A DISQUALIFIED
ORGANIZATION  OR AN AGENT OF A DISQUALIFIED  ORGANIZATION,  SUCH  REGISTRATION
SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT  WHATSOEVER  AND SUCH PERSON
SHALL NOT BE  DEEMED  TO BE A  CERTIFICATEHOLDER  FOR ANY  PURPOSE  HEREUNDER,
INCLUDING,   BUT  NOT  LIMITED  TO,  THE  RECEIPT  OF  DISTRIBUTIONS  ON  THIS
CERTIFICATE.   EACH  HOLDER  OF  THIS   CERTIFICATE   BY  ACCEPTANCE  OF  THIS
CERTIFICATE  SHALL BE  DEEMED  TO HAVE  CONSENTED  TO THE  PROVISIONS  OF THIS
PARAGRAPH.

Certificate No. R-1                      Percentage Interest: 100.00%

Date of Pooling and Servicing            Master Servicer:
Agreement: October 27, 2006              Residential Funding Company, LLC

Cut-off Date: October 1, 2006

         HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES
                               SERIES 2006-EMX9

            evidencing a percentage  interest in the distributions
            allocable to the Class R  Certificates with respect to
            a Trust Fund  consisting  primarily of a pool of fixed
            and adjustable  interest  rate,  first and junior lien
            mortgage  loans  on  one- to  four-family  residential
            properties  sold  by  RESIDENTIAL   ASSET   SECURITIES
            CORPORATION

      This  Certificate  is payable  solely  from the assets of the Trust Fund and does not  represent  an  obligation  of or interest in  Residential  Asset
Securities Corporation,  the Master Servicer, the Trustee referred to below or any of their affiliates.  Neither this Certificate nor the underlying mortgage loans are guaranteed or insured by any governmental  agency or instrumentality or by Residential  Asset  Securities  Corporation,  the Master  Servicer,  the
Trustee  or  any of  their  affiliates.  None  of the  Depositor,  the  Master
Servicer or any of their  affiliates  will have any obligation with respect to any  certificate  or other  obligation  secured by or payable from payments on the Certificates.

      This certifies that  [________________]  is the registered  owner of the
Percentage  Interest  evidenced by this  Certificate in certain  distributions with  respect to the Trust Fund  consisting  primarily  of a pool of fixed and adjustable  interest  rate,  first and junior lien  mortgage  loans on one- to
four-family   residential   properties   (the  "Mortgage   Loans"),   sold  by
Residential Asset Securities Corporation  (hereinafter called the "Depositor,"
which term  includes  any  successor  entity under the  Agreement  referred to below).  The  Trust  Fund was  created  pursuant  to a Pooling  and  Servicing
Agreement dated as specified above (the "Agreement)  among the Depositor,  the
Master  Servicer  and  U.S.  Bank  National   Association,   as  trustee  (the
"Trustee"),  a summary of certain of the pertinent  provisions of which is set forth hereafter.  To the extent not defined herein, the capitalized terms used herein  have the  meanings  assigned in the  Agreement.  This  Certificate  is issued under and is subject to the terms,  provisions  and  conditions  of the
Agreement,  to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Pursuant to the terms of the Agreement,  a distribution  will be made on the 25th day of each  month or, if such 25th day is not a  Business  Day,  the
Business Day immediately  following (the "Distribution  Date"),  commencing as described in the  Agreement,  to the Person in whose name this  Certificate is registered  at the close of  business  on the last  Business  Day of the month immediately  preceding  the month of such  distribution  (the "Record  Date"), from the  related  Available  Distribution  Amount in an  amount  equal to the product of the  Percentage  Interest  evidenced by this  Certificate  and, the amount of interest and  principal,  if any,  required to be distributed to the
Holders of Class R Certificates on such Distribution Date.

      Each  Holder of this  Certificate  will be  deemed to have  agreed to be bound by the  restrictions  set forth in the  Agreement to the effect that (i)
each person  holding or acquiring any Ownership  Interest in this  Certificate must be a United States Person and a Permitted  Transferee,  (ii) the transfer of any Ownership  Interest in this  Certificate  will be conditioned  upon the delivery to the Trustee of,  among other  things,  an  affidavit to the effect that  it  is a  United  States  Person  and  Permitted  Transferee,  (ii)  any
attempted or purported  transfer of any Ownership Interest in this Certificate in violation of such  restrictions  will be absolutely  null and void and will vest no rights in the purported transferee,  and (iv) if any person other than a United  States  Person and a Permitted  Transferee  acquires  any  Ownership
Interest in this  Certificate  in  violation  of such  restrictions,  then the
Master  Servicer  will have the  right,  in its sole  discretion  and  without notice  to the  Holder of this  Certificate,  to sell  this  Certificate  to a purchaser  selected by the Master Servicer,  which purchaser may be the Master
Servicer,  or  any  affiliate  of the  Master  Servicer,  on  such  terms  and conditions as the Master Servicer may choose.

      Notwithstanding  the above,  the final  distribution on this Certificate will be made after due notice of the  pendency of such  distribution  and only upon  presentation  and surrender of this  Certificate at the office or agency appointed by the Trustee for that purpose in St. Paul,  Minnesota.  The Holder of this  Certificate  may have  additional  obligations  with  respect to this
Certificate, including tax liabilities.

      No transfer  of this  Certificate  will be made unless such  transfer is exempt from the  registration  requirements  of the Securities Act of 1933, as amended,  and any applicable  state  securities  laws or is made in accordance with said Act and laws.  In the event that such a transfer is to be made,  (i)
the Trustee or the Depositor  may require an opinion of counsel  acceptable to and in form and substance  satisfactory  to the Trustee and the Depositor that such transfer is exempt  (describing  the  applicable  exemption and the basis therefor) from or is being made pursuant to the  registration  requirements of the Securities Act of 1933, as amended,  and of any applicable  statute of any state and (ii) the transferee  shall execute an investment  letter in the form described  by the  Agreement.  The  Holder  hereof  desiring  to  effect  such transfer  shall,  and  does  hereby  agree  to,  indemnify  the  Trustee,  the
Depositor,  the Master Servicer and the Certificate Registrar acting on behalf of the Trustee  against any  liability  that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws.

      No transfer of this  Certificate  or any interest  therein shall be made to any  employee  benefit  plan or other  plan or  arrangement  subject to the prohibited  transaction  provisions  of ERISA or Section 4975 of the Code,  or any person (including an insurance  company investing its general account,  an investment  manager,  a named  fiduciary or a trustee of any such plan) who is using "plan assets" of any such plan to effect such  acquisition  (each of the foregoing,  a "Plan  Investor")  unless the  Trustee,  the  Depositor  and the
Master  Servicer are provided with an Opinion of Counsel  acceptable to and in form and substance  satisfactory to the Trustee,  the Depositor and the Master
Servicer to the effect that the  purchase  or holding of this  Certificate  is permissible  under  applicable  law,  will not  constitute  or  result  in any non-exempt  prohibited  transaction under Section 406 of ERISA or Section 4975 of the Code (or comparable provisions of any subsequent enactments),  and will not  subject  the  Trustee,  the  Depositor  or  the  Master  Servicer  to any
obligation or liability  (including  obligations or liabilities under ERISA or
Section 4975 of the Code) in addition to those  undertaken  in the  Agreement, which  Opinion  of  Counsel  shall  not  be an  expense  of the  Trustee,  the
Depositor or the Master Servicer.

      This  Certificate  is one of a duly  authorized  issue  of  Certificates issued in several  Classes  designated  as Home Equity  Mortgage  Asset-Backed
Pass-Through  Certificates of the Series specified hereon (herein collectively called the "Certificates").

      The Certificates are limited in right of payment to certain  collections and recoveries  respecting the Mortgage Loans,  all as more  specifically  set forth  herein and in the  Agreement.  In the event Master  Servicer  funds are advanced with respect to any Mortgage Loan,  such advance is  reimbursable  to the Master  Servicer,  to the extent  provided in the Agreement,  from related recoveries  on such  Mortgage  Loan or from  other  cash that  would have been distributable to Certificateholders.

      As provided in the  Agreement,  withdrawals  from the Custodial  Account
and/or   the    Certificate    Account    created    for   the    benefit   of
Certificateholders  may be made by the Master  Servicer  from time to time for
purposes  other  than  distributions  to  Certificateholders,   such  purposes
including  without  limitation  reimbursement  to the Depositor and the Master
Servicer of advances made, or certain expenses incurred, by either of them.

      The Agreement permits,  with certain  exceptions  therein provided,  the amendment of the Agreement and the  modification of the rights and obligations of the  Depositor,  the Master  Servicer and the Trustee and the rights of the
Certificateholders  under the  Agreement  from time to time by the  Depositor, the  Master  Servicer  and the  Trustee  with the  consent  of the  Holders of
Certificates  evidencing in the aggregate not less than 66% of the  Percentage
Interests of each Class of  Certificates  affected  thereby.  Any such consent by the Holder of this  Certificate  shall be  conclusive  and  binding on such
Holder and upon all future holders of this  Certificate and of any Certificate issued  upon the  transfer  hereof or in  exchange  herefor or in lieu  hereof whether or not  notation  of such  consent is made upon the  Certificate.  The
Agreement also permits the amendment thereof in certain  circumstances without the  consent  of  the  Holders  of any of the  Certificates  and,  in  certain additional  circumstances,  without  the  consent  of the  Holders  of certain
Classes of Certificates.

      As provided in the Agreement and subject to certain  limitations therein set forth,  the transfer of this Certificate is registrable in the Certificate
Register upon surrender of this  Certificate  for  registration of transfer at the offices or agencies appointed by the Trustee in St. Paul, Minnesota,  duly endorsed  by,  or  accompanied  by an  assignment  in the form  below or other written  instrument  of transfer in form  satisfactory  to the Trustee and the
Certificate  Registrar  duly  executed by the Holder  hereof or such  Holder's
attorney  duly   authorized  in  writing,   and  thereupon  one  or  more  new
Certificates  of  authorized   denominations  evidencing  the  same  Class and
aggregate  Percentage Interest will be issued to the designated  transferee or transferees.

      The  Certificates are issuable only as registered  Certificates  without coupons  in  Classes  and in  denominations  specified  in the  Agreement.  As provided  in the  Agreement  and  subject to certain  limitations  therein set forth,  Certificates  are  exchangeable  for new  Certificates  of  authorized denominations  evidencing the same Class and aggregate Percentage Interest, as requested by the  Holder surrendering the same.

      No service charge will be made for any such  registration of transfer or exchange,  but the Trustee may require  payment of a sum  sufficient  to cover any tax or other governmental charge payable in connection therewith.

      The  Depositor,  the  Master  Servicer,  the  Trustee,  the  Certificate
Registrar and any agent of the Depositor,  the Master Servicer, the Trustee or the Certificate  Registrar may treat the Person in whose name this Certificate is  registered  as  the  owner  hereof  for  all  purposes,  and  none  of the
Depositor,  the  Master  Servicer,  the  Trustee  or any such  agent  shall be affected by notice to the contrary.

      This  Certificate  shall be governed by and construed in accordance with the laws of the State of New York.

      The obligations  created by the Agreement in respect of the Certificates and the Trust  Fund  created  thereby  shall  terminate  upon the  payment  to
Certificateholders  of all  amounts  held by or on behalf of the  Trustee  and required to be paid to them pursuant to the Agreement.

      Unless the  certificate  of  authentication  hereon has been executed by the Certificate  Registrar,  by manual  signature,  this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

      IN WITNESS  WHEREOF,  the Trustee has caused this Certificate to be duly executed.

                                          U.S. BANK NATIONAL ASSOCIATION,
                                          as Trustee

                                          By:_________________________________
                                             Authorized Signatory

Dated:_____________________

                        CERTIFICATE OF AUTHENTICATION

      This  is  one  of  the   Class R   Certificates   referred   to  in  the
within-mentioned Agreement.

                                          U.S. BANK NATIONAL ASSOCIATION,
                                          as Certificate Registrar

                                          By:  _______________________________
                                             Authorized Signatory

                                  ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s),  assign(s) and transfer(s)
unto

(Please  print or  typewrite  name and  address  including  postal zip code of assignee) the beneficial  interest  evidenced by the within Trust  Certificate and hereby  authorizes  the  transfer  of  registration  of such  interest  to assignee on the Certificate Register of the Trust Fund.

      I (We) further direct the Certificate Registrar to issue a new
Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:
______________________________________________________________________________

Dated:_____________________               ____________________________________
                                          Signature   by  or  on   behalf   of
                                          assignor

______________________________________________________________________________
                                          Signature Guaranteed

                          DISTRIBUTION INSTRUCTIONS

      The assignee should include the following for purposes of distribution:

Distributions  shall be made, by wire transfer or  otherwise,  in  immediately
available                                                                 fund
to____________________________________________________________________________
for the account of ___________________________________________________________
account number _______________________________________________________________
or, if mailed by check, to ___________________________________________________

      Applicable statements should be mailed to:______________________________
______________________________________________________________________________
______________________________________________________________________________

      This  information  is provided  by  ___________________________________, the assignee named above, or ______________________________, as its agent.

                                                                     EXHIBIT E

                         FORM OF CUSTODIAL AGREEMENT

            THIS CUSTODIAL  AGREEMENT (as amended and  supplemented  from time to time,  the  "Agreement"),  dated as of October 27, 2006,  by and among U.S.
BANK NATIONAL  ASSOCIATION,  as Trustee  (including its  successors  under the
Pooling Agreement defined below, the "Trustee"),  RESIDENTIAL ASSET SECURITIES
CORPORATION  (together  with  any  successor  in  interest,   the  "Company"),
RESIDENTIAL  FUNDING  COMPANY,  LLC,  as master  servicer  (together  with any successor in interest or  successor  under the Pooling  Agreement  referred to below,  the "Master  Servicer"),  and WELLS FARGO BANK,  NATIONAL  ASSOCIATION
(together   with  any  successor  in  interest  or  any  successor   appointed
hereunder, the "Custodian").

                        W I T N E S S E T H   T H A T :

            WHEREAS,  the Company,  the Master Servicer,  and the Trustee have entered into a Pooling and Servicing Agreement,  dated as of October 27, 2006, relating to the issuance of Residential  Asset  Securities  Corporation,  Home
Equity Mortgage Asset-Backed Pass-Through  Certificates,  Series 2006-EMX9 (as
in effect on the date of this  Agreement,  the "Original  Pooling  Agreement,"
and as amended and supplemented  from time to time, the "Pooling  Agreement");
and

            WHEREAS,  the Custodian has agreed to act as agent for the Trustee for the  purposes  of  receiving  and  holding  certain  documents  and  other instruments  delivered  by the  Company  and the  Master  Servicer  under  the
Pooling  Agreement,  all upon the  terms and  conditions  and  subject  to the limitations hereinafter set forth;

            NOW,  THEREFORE,  in  consideration of the premises and the mutual covenants and agreements  hereinafter set forth, the Trustee, the Company, the
Master Servicer and the Custodian hereby agree as follows:

                                   ARTICLE I

                                  Definitions

            Capitalized  terms used in this  Agreement and not defined  herein shall have the meanings  assigned in the Original  Pooling  Agreement,  unless otherwise required by the context herein.

                                  ARTICLE II

                         Custody of Mortgage Documents

            Section 2.1.  Custodian to Act as Agent;  Acceptance of Custodial
Files.  The  Company  and the Master  Servicer  hereby  direct the  Trustee to appoint Wells Fargo Bank  National  Association  as the  Custodian  hereunder.
The Custodian,  as the duly appointed agent of the Trustee for these purposes, acknowledges  receipt of the Custodial  Files  relating to the Mortgage  Loans identified  on the  schedule  attached  hereto  (the  "Custodial  Files")  and declares  that it holds  and will  hold the  Custodial  Files as agent for the
Trustee,  in  trust,  for  the use  and  benefit  of all  present  and  future
Certificateholders.

            Section 2.2.  Recordation  of  Assignments.  If any Custodial File
includes one or more assignments of the related  Mortgages to the Trustee that have not been  recorded,  each  such  assignment  shall  be  delivered  by the
Custodian to the Company for the purpose of  recording  it in the  appropriate public office for real  property  records,  and the Company,  at no expense to the Custodian,  shall promptly cause to be recorded in the appropriate  public office for real  property  records  each such  assignment  and,  upon  receipt thereof  from such public  office,  shall return each such  assignment  to the
Custodian.

            Section 2.3.  Review of Custodial Files.

            (a) On or prior to the Closing Date,  the Custodian  shall deliver to the Trustee an Initial  Certification in the form annexed hereto as Exhibit
One  evidencing  receipt of a Custodial  File for each Mortgage Loan listed on the Schedule  attached  hereto (the  "Mortgage  Loan  Schedule").  The parties
hereto   acknowledge  that  certain   documents   referred  to  in  Subsection
2.01(b)(i) of the Pooling  Agreement may be missing on or prior to the Closing
Date and such missing documents shall be listed as a Schedule to Exhibit One.

            (b) Within 45 days after the Closing Date,  the Custodian  agrees, for the benefit of  Certificateholders,  to review each  Custodial File and to deliver to the Trustee an Interim  Certification in the form annexed hereto as
Exhibit  Two to  the  effect  that  all  documents  required  to be  delivered pursuant to Section  2.01(b) of the Pooling  Agreement  have been executed and received and that such documents  relate to the Mortgage  Loans  identified on the Mortgage Loan  Schedule,  except for any  exceptions  listed on Schedule A attached to such  Interim  Certification.  For  purposes of such  review,  the
Custodian  shall compare the following  information  in each Custodial File to the  corresponding  information  in the Mortgage Loan  Schedule:  (i) the loan number,  (ii) the borrower name and (iii) the original principal  balance.  In the event that any Mortgage Note or Assignment of Mortgage has been  delivered to the Custodian by the Company in blank,  the  Custodian,  upon the direction of the  Company,  shall  cause each such  Mortgage  Note to be endorsed to the
Trustee and each such  Assignment  of Mortgage to be  completed in the name of the  Trustee  prior  to the  date  on  which  such  Interim  Certification  is delivered  to the  Trustee.  Within  45  days  of  receipt  of  the  documents
required  to  be  delivered   pursuant  to  Section  2.01(c)  of  the  Pooling
Agreement,  the Custodian agrees,  for the benefit of the  Certificateholders, to review each such document,  and upon the written  request of the Trustee to deliver to the  Trustee an updated  Schedule A to the  Interim  Certification.
The  Custodian  shall be under no duty or  obligation  to  inspect,  review or
examine  said  documents,   instruments,   certificates  or  other  papers  to
determine  that the same are  genuine,  enforceable,  or  appropriate  for the represented  purpose or that they have actually been recorded or that they are other  than  what  they  purport  to be on  their  face,  or  that  the MIN is accurate.  If in  performing  the  review  required  by this  Section  2.3 the
Custodian  finds any document or documents  constituting a part of a Custodial
File to be missing or defective in respect of the items  reviewed as described in this Section  2.3(b),  the Custodian  shall promptly so notify the Company, the Master Servicer and the Trustee.

      ______(c)  Upon  receipt  of  all  documents   required  to  be  in  the
Custodial   Files  the  Custodian   shall  deliver  to  the  Trustee  a  Final
Certification  in the form  annexed  hereto as Exhibit  Three  evidencing  the completeness of the Custodial Files.

      ______Upon receipt of written  request from the Trustee,  the Company or the Master  Servicer,  the Custodian  shall as soon as practicable  supply the
Trustee with a list of all of the  documents  relating to the  Mortgage  Loans required to be delivered  pursuant to Section 2.01(b) of the Pooling Agreement not then contained in the Custodial Files.

      ______Section  2.4.  Notification  of Breaches of  Representations  and
Warranties.  If the  Custodian  discovers,  in the  course of  performing  its custodial  functions,  a breach of a  representation  or warranty  made by the
Master  Servicer  or the Company as set forth in the  Pooling  Agreement  with respect to a Mortgage Loan relating to a Custodial  File, the Custodian  shall give  prompt  written  notice to the  Company,  the  Master  Servicer  and the
Trustee.

      ______Section  2.5.  Custodian  to  Cooperate;  Release  of  Custodial
Files.  Upon the repurchase or  substitution  of any Mortgage Loan pursuant to
Article II of the Pooling  Agreement or payment in full of any Mortgage  Loan, or the receipt by the Master  Servicer of a notification  that payment in full will be escrowed in a manner customary for such purposes,  the Master Servicer shall  immediately  notify the  Custodian  by  delivering  to the  Custodian a
Request  for  Release  (in the  form of  Exhibit  Four  attached  hereto  or a mutually  acceptable  electronic form) and shall request delivery to it of the
Custodial  File.  The  Custodian  agrees,  upon  receipt of such  Request  for
Release,  promptly to release to the Master  Servicer  the  related  Custodial
File.

      ______Upon  receipt of a Request for Release  from the Master  Servicer, signed by a Servicing Officer,  that (i) the Master Servicer or a Subservicer, as the case may be,  has  made a  deposit  into  the  Certificate  Account  in payment for the  purchase of the related  Mortgage  Loan in an amount equal to the Purchase  Price for such  Mortgage  Loan or (ii) the Company has chosen to substitute a Qualified  Substitute  Mortgage Loan for such Mortgage  Loan, the
Custodian shall release to the Master Servicer the related Custodial File.

      Upon written  notification of a substitution,  the Master Servicer shall  deliver  to the  Custodian  and the  Custodian  agrees  to  accept  the
Mortgage  Note and  other  documents  constituting  the  Custodial  File  with respect to any Qualified  Substitute  Mortgage Loan,  upon  receiving  written notification from the Master Servicer of such substitution.

      From  time  to  time  as  is  appropriate  for  the  servicing  or foreclosures  of any Mortgage Loan,  including,  for this purpose,  collection under any Primary Insurance Policy or any Mortgage Pool Insurance Policy,  the
Master  Servicer  shall  deliver  to  the  Custodian  a  Request  for  Release certifying as to the reason for such release.  Upon receipt of the  foregoing, the Custodian  shall deliver the Custodial File or such document to the Master
Servicer.  All  Custodial  Files so released to the Master  Servicer  shall be held by it in trust for the  Trustee  for the use and  benefit of all  present
and  future   Certificateholders.   The  Master   Servicer  shall  cause  each
Custodial  File or any  document  therein so  released  to be  returned to the
Custodian  when the need  therefor by the Master  Servicer  no longer  exists, unless (i) the Mortgage Loan has been liquidated and the Liquidation  Proceeds relating to the Mortgage Loan have been deposited in the Custodial  Account or
(ii) the Custodial  File or such  document has been  delivered to an attorney, or to a public  trustee or other  public  official  as  required  by law,  for purposes of initiating or pursuing legal action or other  proceedings  for the foreclosure of the Mortgaged  Property  either  judicially or  non-judicially, and the Master  Servicer has delivered to the Custodian an updated Request for
Release  signed by a Servicing  Officer  certifying as to the name and address of the Person to which such  Custodial File or such document was delivered and the purpose or  purposes of such  delivery.  Immediately  upon  receipt of any
Custodial  File  returned  to  the  Custodian  by  the  Master  Servicer,  the
Custodian  shall  deliver a signed  acknowledgement  to the  Master  Servicer, confirming receipt of such Custodial File.

      Upon the written  request of the Master  Servicer,  the  Custodian will send to the Master  Servicer  copies of any  documents  contained  in the
Custodial File.

      Section  2.6.  Assumption  Agreements.   In  the  event  that  any
assumption  agreement or substitution  of liability  agreement is entered into with respect to any  Mortgage  Loan  subject to this  Agreement in  accordance with the terms and provisions of the Pooling  Agreement,  the Master  Servicer shall notify the Custodian that such assumption or substitution  agreement has been completed by forwarding to the Custodian the original of such  assumption or substitution agreement,  which shall be added to the related Custodial File and, for all purposes,  shall be considered a part of such  Custodial  File to the same extent as all other  documents  and  instruments  constituting  parts thereof.

                                  ARTICLE III

                           Concerning the Custodian

      Section  3.1.  Custodian a Bailee and Agent of the  Trustee.  With
respect to each Mortgage Note, Mortgage and other documents  constituting each
Custodial  File  which  are  delivered  to the  Custodian,  the  Custodian  is exclusively  the bailee and agent of the  Trustee and has no  instructions  to hold any  Mortgage  Note or Mortgage  for the benefit of any person other than the Trustee,  holds such documents for the benefit of  Certificateholders  and undertakes  to perform  such duties and only such  duties as are  specifically set forth in this  Agreement.  Except upon  compliance  with the provisions of
Section 2.5 of this  Agreement,  no Mortgage Note,  Mortgage or other document constituting  a part of a Custodial  File shall be delivered by the  Custodian to the  Company  or  the  Master  Servicer  or  otherwise  released  from  the possession of the Custodian.

      The  Master  Servicer  shall  promptly  notify  the  Custodian  in writing if it shall no longer be a member of MERS,  or if it  otherwise  shall no longer be capable of registering  and recording  Mortgage Loans using MERS.
In addition,  the Master  Servicer shall (i) promptly  notify the Custodian in writing when a MERS  Mortgage Loan is no longer  registered  with and recorded under  MERS and (ii)  concurrently  with  any  such  deregistration  of a MERS
Mortgage Loan,  prepare,  execute and record an original  assignment from MERS to the Trustee and deliver such assignment to the Custodian.

      Section  3.2.  Indemnification.   The  Company  hereby  agrees  to
indemnify  and hold  the  Custodian  harmless  from and  against  all  claims, liabilities,  losses,  actions,  suits or proceedings at law or in equity,  or any other  expenses,  fees or charges of any  character  or nature,  which the
Custodian  may incur or with which the  Custodian  may be threatened by reason of its acting as custodian under this Agreement,  including indemnification of the  Custodian  against any and all  expenses,  including  attorney's  fees if counsel for the Custodian  has been  approved by the Company,  and the cost of
defending   any  action,   suit  or   proceedings   or  resisting  any  claim.
Notwithstanding the foregoing,  it is specifically  understood and agreed that in the event any such claim,  liability,  loss, action,  suit or proceeding or other  expense,  fee or  charge  shall  have  been  caused  by  reason  of any negligent act,  negligent failure to act or willful  misconduct on the part of the  Custodian,  or which  shall  constitute  a willful  breach of its  duties hereunder, the indemnification provisions of this Agreement shall not apply.

      Section 3.3.  Custodian  May Own  Certificates.  The  Custodian in
its  individual  or any other  capacity  may  become  the owner or  pledgee of
Certificates with the same rights it would have if it were not Custodian.

      Section  3.4.  Master  Servicer  to  Pay  Custodian's  Fees  and
Expenses.  The Master  Servicer  covenants  and agrees to pay to the Custodian from  time to  time,  and the  Custodian  shall  be  entitled  to,  reasonable compensation  for all services  rendered by it in the exercise and performance of any of the powers and duties  hereunder  of the  Custodian,  and the Master
Servicer  shall  pay or  reimburse  the  Custodian  upon its  request  for all reasonable  expenses,  disbursements  and  advances  incurred  or  made by the
Custodian  in  accordance  with  any  of  the  provisions  of  this  Agreement
(including the reasonable  compensation and the expenses and  disbursements of its counsel and of all persons not  regularly in its employ),  except any such expense,  disbursement  or  advance as may arise  from its  negligence  or bad faith.

      Section   3.5.   Custodian   May  Resign;   Trustee  May  Remove
Custodian.  The  Custodian may resign from the  obligations  and duties hereby imposed  upon it as such  obligations  and  duties  relate  to its  acting  as
Custodian of the Mortgage  Loans.  Upon receiving such notice of  resignation, the Trustee shall either take custody of the  Custodial  Files itself and give prompt notice thereof to the Company,  the Master  Servicer and the Custodian,
or  promptly  appoint  a  successor  Custodian  by  written   instrument,   in
duplicate,  one copy of which  instrument  shall be delivered to the resigning
Custodian  and one copy to the successor  Custodian.  If the Trustee shall not have taken custody of the  Custodial  Files and no successor  Custodian  shall have been so appointed and have accepted  appointment within 30 days after the giving of such notice of  resignation,  the  resigning  Custodian may petition any  court  of  competent  jurisdiction  for the  appointment  of a  successor
Custodian.

      The  Trustee,  at the  direction  of the Master  Servicer  and the
Company,  may remove the  Custodian  at any time.  In such event,  the Trustee shall appoint,  or petition a court of competent  jurisdiction  to appoint,  a successor Custodian  hereunder.  Any successor Custodian shall be a depository institution  subject  to  supervision  or  examination  by  federal  or  state authority  and shall be able to satisfy the other  requirements  contained  in
Section 3.7 and shall be unaffiliated with the Master Servicer or the Company.

      Any  resignation or removal of the Custodian and  appointment of a successor  Custodian  pursuant to any of the  provisions  of this  Section 3.5 shall  become  effective  upon  acceptance  of  appointment  by the  successor
Custodian.  The  Trustee  shall  give  prompt  notice to the  Company  and the
Master  Servicer of the appointment of any successor  Custodian.  No successor
Custodian  shall be appointed by the Trustee without the prior approval of the
Company and the Master Servicer.

      Section 3.6.  Merger or  Consolidation  of  Custodian.  Any Person
into which the  Custodian  may be merged or  converted or with which it may be
consolidated,   or  any  Person  resulting  from  any  merger,  conversion  or consolidation  to  which  the  Custodian  shall  be a  party,  or  any  Person succeeding  to the business of the  Custodian,  shall be the  successor of the
Custodian  hereunder,  without  the  execution  or  filing of any paper or any further act on the part of any of the parties  hereto,  anything herein to the contrary  notwithstanding;  provided  that  such  successor  is  a  depository institution  subject  to  supervision  or  examination  by  federal  or  state authority and is able to satisfy the other  requirements  contained in Section
3.7 and is unaffiliated with the Master Servicer or the Company.

      Section  3.7.  Representations  of the  Custodian.  The  Custodian
hereby represents that it is a depository  institution  subject to supervision or examination  by a federal or state  authority,  has a combined  capital and surplus  of at  least  $15,000,000  and is  qualified  to do  business  in the jurisdictions in which it will hold any Custodial File.

                                  ARTICLE IV

                        Compliance with Regulation AB

      Section 4.1.      Intent  of  the  Parties;  Reasonableness.   The
parties  hereto  acknowledge  and agree that the purpose of this Article IV is to facilitate  compliance by the Company with the  provisions of Regulation AB and related rules and  regulations  of the  Commission.  The Company shall not exercise its right to request  delivery of  information  or other  performance under these  provisions  other than in good faith,  or for purposes other than compliance  with the  Securities  Act,  the  Exchange  Act and the  rules  and regulations of the  Commission  under the Securities Act and the Exchange Act.
Each  of  the  parties  hereto   acknowledges  that   interpretations  of  the
requirements   of  Regulation  AB  may  change  over  time,   whether  due  to
interpretive  guidance  provided  by the  Commission  or its staff,  consensus among  participants  in the  mortgage-backed  securities  markets,  advice  of counsel, or otherwise,  and agrees to comply with requests made by the Company in good faith for delivery of information  under these provisions on the basis of evolving  interpretations  of Regulation AB. The Custodian  shall cooperate reasonably  with the Company to deliver to the Company  (including  any of its
assignees  or  designees),  any  and  all  disclosure,   statements,  reports,
certifications,   records  and  any  other   information   necessary   in  the
reasonable,  good faith  determination of the Company to permit the Company to comply with the provisions of Regulation AB.

      Section 4.2.      Additional  Representations  and  Warranties of
the Custodian.

      (a)   The  Custodian  hereby  represents  and  warrants  that  the information  set forth under the caption  "Pooling and  Servicing  Agreement -
Custodial  Arrangements"  (the  "Custodian  Disclosure")  does not contain any untrue  statement of a material  fact or omit to state a material  required to be stated  therein or necessary in order to make the  statements  therein,  in the light of the circumstances under which they were made, not misleading.

      (b)   The  Custodian  shall be deemed to  represent to the Company as of the date  hereof and on each date on which  information  is  provided to the Company  under  Section 4.3 that,  except as  disclosed  in writing to the
Company  prior  to such  date:  (i)  there  are no  aspects  of its  financial condition that could have a material  adverse effect on the  performance by it of its Custodian  obligations under this Agreement or any other Securitization
Transaction as to which it is the custodian;  (ii) there are no material legal or governmental  proceedings pending (or known to be contemplated) against it;
and (iii) there are no affiliations,  relationships  or transactions  relating to the Custodian with respect to the Company or any sponsor,  issuing  entity, servicer,  trustee,  originator,  significant obligor,  enhancement or support provider  or other  material  transaction  party  (as such  terms  are used in
Regulation AB) relating to the Securitization  Transaction contemplated by the
Agreement,  as identified by the Company to the Custodian in writing as of the
Closing Date (each, a "Transaction Party").

      (c)   If so  requested  by the Company on any date  following  the
Closing Date,  the Custodian  shall,  within five Business Days following such
request,   confirm  in  writing  the  accuracy  of  the   representations  and
warranties  set  forth  in  paragraph  (a) of this  Section  or,  if any  such
representation   and  warranty  is  not  accurate  as  of  the  date  of  such confirmation,  provide reasonably  adequate disclosure of the pertinent facts, in writing,  to the requesting  party. Any such request from the Company shall not be given more than once each  calendar  quarter,  unless the Company shall have a reasonable  basis for a determination  that any of the  representations and warranties may not be accurate.

      Section 4.3.      Additional  Information  to Be  Provided by the
Custodian.  For so long as the Certificates  are outstanding,  for the purpose of satisfying the Company's  reporting  obligation under the Exchange Act with respect to any class of  Certificates,  the  Custodian  shall  (a) notify  the
Company in writing of any  material  litigation  or  governmental  proceedings pending  against the Custodian  that would be material to  Certificateholders, and (b)  provide to the  Company a written  description  of such  proceedings.
Any notices and descriptions  required under this  Section 4.3  shall be given no later than five Business  Days prior to the  Determination  Date  following the  month in which the  Custodian  has  knowledge  of the  occurrence  of the relevant  event.  As of the date the  Company  or Master  Servicer  files each
Report  on Form  10-D or Form  10-K  with  respect  to the  Certificates,  the
Custodian  will  be  deemed  to  represent  that  any  information  previously provided under this  Section 4.3,  if any, is materially  correct and does not have any material  omissions  unless the  Custodian  has provided an update to such information.

      Section 4.4.      Report  on  Assessment   of   Compliance   and
Attestation.  On or  before  March 15 of each  calendar  year,  the  Custodian shall:

      (a)   deliver  to the  Company  a report  (in  form and  substance reasonably  satisfactory to the Company) regarding the Custodian's  assessment of compliance with the Servicing  Criteria  during the  immediately  preceding calendar  year, as required  under Rules 13a-18 and 15d-18 of the Exchange Act and  Item  1122 of  Regulation  AB.  Such  report  shall be  addressed  to the
Company  and  signed by an  authorized  officer  of the  Custodian,  and shall
address  each  of  the  Servicing   Criteria   specified  on  a  certification
substantially in the form of Exhibit Five hereto; and

      (b)   deliver  to the  Company  a report  of a  registered  public accounting  firm  reasonably  acceptable  to the Company  that attests to, and reports on, the  assessment of compliance  made by the Custodian and delivered pursuant to the preceding  paragraph.  Such attestation shall be in accordance with Rules  1-02(a)(3)  and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act.

      Section 4.5.      Indemnification; Remedies.

      (a)   The Custodian  shall  indemnify the Company,  each affiliate of the  Company,  the  Master  Servicer  and  each  broker  dealer  acting  as underwriter,  placement agent or initial purchaser of the Certificates or each
Person who controls  any of such parties  (within the meaning of Section 15 of the  Securities  Act and Section 20 of the Exchange  Act);  and the respective present and former  directors,  officers,  employees and agents of each of the foregoing,  and shall hold each of them  harmless from and against any losses, damages,  penalties,  fines, forfeitures,  legal fees and expenses and related costs, judgments,  and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

      (i)(A)      any untrue  statement of a material fact  contained or
alleged to be  contained  in the  Custodian  Disclosure  and any  information, report,  certification,  accountants'  attestation or other material  provided under this  Article  IV by or on behalf of the  Custodian  (collectively,  the
"Custodian Information"),  or (B) the omission or alleged omission to state in the  Custodian  Information  a  material  fact  required  to be  stated in the
Custodian  Information or necessary in order to make the  statements  therein, in the light of the circumstances  under which they were made, not misleading;
or

      (ii)__any failure by the Custodian to deliver any  information,  report,
certification,   accountants'  attestation  or  other  material  when  and  as required under this Article IV.

      (b)   In the  case of any  failure  of  performance  described  in clause (ii) of  Section 4.5(a),  the Custodian  shall  promptly  reimburse the
Company  for all costs  reasonably  incurred by the Company in order to obtain the information, report, certification,  accountants' letter or other material not delivered as required by the Custodian.

                                   ARTICLE V

                           Miscellaneous Provisions

      Section  5.1.  Notices.  All  notices,   requests,   consents  and
demands and other communications  required under this Agreement or pursuant to any other instrument or document delivered  hereunder shall be in writing and, unless  otherwise  specifically  provided,  may be  delivered  personally,  by telegram or telex,  or by  registered  or  certified  mail,  postage  prepaid, return  receipt  requested,  at the addresses  specified on the signature page hereof (unless changed by the particular  party whose address is stated herein by  similar  notice  in  writing),  in each  case the  notice  will be  deemed delivered when received.

      Section  5.2.  Amendments.  No  modification  or  amendment  of or supplement to this  Agreement  shall be valid or effective  unless the same is in writing  and signed by all parties  hereto,  and none of the  Company,  the
Master  Servicer  or  the  Trustee  shall  enter  into  any  amendment  of  or supplement  to this  Agreement  except as permitted by the Pooling  Agreement.
The Trustee  shall give prompt  notice to the  Custodian  of any  amendment or supplement to the Pooling  Agreement  and furnish the  Custodian  with written copies thereof.

      Section  5.3.  Governing  Law.  This  Agreement  shall be deemed a contract  made under the laws of the State of New York and shall be  construed and enforced in  accordance  with and governed by the laws of the State of New
York.

      Section 5.4.  Recordation  of Agreement.  To the extent  permitted
by  applicable   law,  this   Agreement  is  subject  to  recordation  in  all
appropriate  public  offices for real property  records in all the counties or other comparable  jurisdictions in which any or all of the properties  subject to the Mortgages are situated,  and in any other appropriate  public recording office or elsewhere,  such  recordation to be effected by the Master  Servicer and at its expense on  direction  by the Trustee  (pursuant  to the request of holders of  Certificates  evidencing  undivided  interests in the aggregate of not less than 25% of the Trust Fund),  but only upon direction  accompanied by an Opinion of Counsel  reasonably  satisfactory  to the Master Servicer to the effect  that the failure to effect such  recordation  is likely to  materially and adversely affect the interests of the Certificateholders.

      For the purpose of facilitating  the recordation of this Agreement as herein  provided and for other  purposes,  this  Agreement  may be executed simultaneously  in any  number  of  counterparts,  each of which  counterparts shall be deemed to be an original,  and such counterparts shall constitute but one and the same instrument.

      Section 5.5.  Severability  of  Provisions.  If any one or more of the covenants, agreements,  provisions or terms of this Agreement shall be for
any  reason  whatsoever  held  invalid,   then  such  covenants,   agreements,
provisions or terms shall be deemed  severable  from the remaining  covenants, agreements,  provisions or terms of this  Agreement and shall in no way affect the validity or  enforceability  of the other  provisions of this Agreement or of the Certificates or the rights of the holders thereof.

                           [SIGNATURE PAGE FOLLOWS]

      IN WITNESS  WHEREOF,  this  Agreement  is  executed as of the date first above written.

Address:                            U.S. BANK NATIONAL ASSOCIATION, as Trustee

U.S. Bank National Association
60 Livingston Avenue
EP-MN-WS3D _                        By:
St. Paul, MN  55107                 Name:
Attention:  Structured Finance,     Title:
         RASC 2006-EMX9

Address:                            RESIDENTIAL ASSET SECURITIES CORPORATION

8400 Normandale Lake Boulevard
Minneapolis, Minnesota  55437
                                    By:
                                    Name:
                                    Title:

Address:                                  RESIDENTIAL FUNDING COMPANY, LLC,
                                    as Master Servicer
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota 55437
                                    By:
                                    Name:
                                    Title:

Address:                                 WELLS FARGO BANK, NATIONAL
                                    ASSOCIATION
Mortgage Document Custody
One Meridian Crossings, Lower Level
Richfield, Minnesota  55423
                                    By:
                                    Name:
                                    Title:

STATE OF MINNESOTA
                            )
                            ) ss.:
COUNTY OF RAMSEY            )

      On the ______ day of October 2006, before me, a notary public in and for said State, personally appeared ________________, known to me to be a(n)
_____________ of U.S. Bank National Association, a national banking association that executed the within instrument, and also known to me to be the person who executed it on behalf of said national banking association and acknowledged to me that such national banking association executed the within instrument.

      IN WITNESS WHEREOF,  I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                             ________________________________
                                                      Notary Public

[Notarial Seal]

STATE OF MINNESOTA            )
                              ) ss.:
COUNTY OF HENNEPIN            )

            On the ______ day of October  2006,  before me, a notary public in and for said State,  personally appeared  ________________,  known to me to be
a(n)  Assistant Vice President of Wells Fargo Bank,  National  Association,  a
national  banking  association that executed the within  instrument,  and also known to me to be the  person  who  executed  it on  behalf  of said  national banking  association,  and  acknowledged  to me  that  such  national  banking association executed the within instrument.

            IN WITNESS  WHEREOF,  I have  hereunto  set my hand and affixed my official seal the day and year in this certificate first above written.

                                              _____________________________
                                                      Notary Public

[Notarial Seal]

STATE OF MINNESOTA            )
                              ) ss:
COUNTY OF HENNEPIN            )

            On the ______ day of October  2006,  before me, a notary public in and for said State, personally appeared [________________],  known to me to be
a(n) Vice President of Residential  Asset Securities  Corporation,  one of the
corporations that executed the within  instrument,  and also known to me to be the person who executed it on behalf of said corporation,  and acknowledged to me that such corporation executed the within instrument.

            IN WITNESS  WHEREOF,  I have  hereunto  set my hand and affixed my official seal the day and year in this certificate first above written.

                                            _________________________________
                                                      Notary Public

[Notarial Seal]

STATE OF MINNESOTA            )
                              ) ss:
COUNTY OF HENNEPIN            )

            On the______  day of October  2006,  before me, a notary public in and for said State, personally appeared [________________],  known to me to be
a(n) Associate of Residential  Funding  Company,  LLC, one of the corporations that  executed  the within  instrument,  and also known to me to be the person who executed it on behalf of said  corporation,  and  acknowledged  to me that such corporation executed the within instrument.

            IN WITNESS  WHEREOF,  I have  hereunto  set my hand and affixed my official seal the day and year in this certificate  first above written.

                                            ________________________________
                                                      Notary Public

[Notarial Seal]

                                  EXHIBIT ONE

                    FORM OF CUSTODIAN INITIAL CERTIFICATION

                              October _____, 2006

U.S. Bank National Association
60 Livingston Avenue
EP-MN-WS3D
St. Paul, MN  55107
Attention:  Structured Finance, RASC 2006-EMX9

      Re:   Custodial  Agreement,  dated as of October 27, 2006,  by and among
            U.S.  Bank  National  Association,  Residential  Asset  Securities
            Corporation,  Residential  Funding  Company,  LLC and Wells  Fargo
            Bank,  National  Association,  relating to Home  Equity  Mortgage
            Asset-Backed Pass-Through Certificates Series 2006-EMX9

Ladies and Gentlemen:

            In accordance  with Section 2.3 of the  above-captioned  Custodial
Agreement,  and  subject  to  Section  2.02  of  the  Pooling  Agreement,  the
undersigned,  as Custodian,  hereby certifies that it has received a Custodial
File  (which  contains  an original  Mortgage  Note or an  original  Lost Note
Affidavit with a copy of the related  Mortgage Note) to the extent required in
Section  2.01(b) of the Pooling  Agreement  with respect to each Mortgage Loan listed in the Mortgage Loan Schedule,  with any exceptions  listed on Schedule
A attached hereto.

            Capitalized   words  and  phrases   used  herein  shall  have  the
respective  meanings  assigned  to  them  in  the  above-captioned   Custodial
Agreement.

                                    WELLS FARGO BANK, NATIONAL ASSOCIATION

                                    By:
                                    Name:
                                    Title:

                                  EXHIBIT TWO

                    FORM OF CUSTODIAN INTERIM CERTIFICATION

                              October _____, 2006

U.S. Bank National Association
60 Livingston Avenue
EP-MN-WS3D
St. Paul, MN  55107
Attention:  Structured Finance, RASC 2006-EMX9

      Re:   Custodial  Agreement,  dated as of October 27, 2006,  by and among
            U.S.  Bank  National  Association,  Residential  Asset  Securities
            Corporation,  Residential  Funding  Company,  LLC and Wells  Fargo
            Bank,  National  Association,  relating to Home  Equity  Mortgage
            Asset-Backed Pass-Through Certificates Series 2006-EMX9

Ladies and Gentlemen:

            In accordance  with Section 2.3 of the  above-captioned  Custodial
Agreement,  the  undersigned,  as  Custodian,  hereby  certifies  that  it has received a Custodial File to the extent  required  pursuant to Section 2.01(b)
of the Pooling  Agreement  with  respect to each  Mortgage  Loan listed in the
Mortgage  Loan  Schedule,  and it has  reviewed  the  Custodial  File  and the
Mortgage Loan Schedule and has determined  that:  all required  documents have been  executed  and received  and that such  documents  relate to the Mortgage
Loans identified on the Mortgage Loan Schedule,  with any exceptions listed on
Schedule A attached hereto.

            Capitalized   words  and  phrases   used  herein  shall  have  the
respective  meanings  assigned  to  them  in  the  above-captioned   Custodial
Agreement.

                                    WELLS FARGO BANK, NATIONAL ASSOCIATION

                                    By: ____________________________________
                                    Name:
                                    Title:

                                 EXHIBIT THREE

                     FORM OF CUSTODIAN FINAL CERTIFICATION

                              October _____, 2006

U.S. Bank National Association
60 Livingston Avenue
EP-MN-WS3D
St. Paul, MN  55107
Attention:  Structured Finance, RASC 2006-EMX9

      Re:   Custodial  Agreement,  dated as of October 27, 2006,  by and among
            U.S.  Bank  National  Association,  Residential  Asset  Securities
            Corporation,  Residential  Funding  Company,  LLC and Wells  Fargo
            Bank,  National  Association,  relating to Home  Equity  Mortgage
            Asset-Backed Pass-Through Certificates Series 2006-EMX9

Ladies and Gentlemen:

                  In  accordance  with  Section  2.3  of  the  above-captioned
Custodial Agreement, the undersigned,  as Custodian,  hereby certifies that it has  received a Custodial  File with respect to each  Mortgage  Loan listed in the Mortgage  Loan  Schedule and it has  reviewed the  Custodial  File and the
Mortgage  Loan  Schedule  and has  determined  that:  all  required  documents referred to in Section  2.01(b) of the Pooling  Agreement  have been  executed and received and that such documents  relate to the Mortgage Loans  identified on the Mortgage Loan Schedule.

            Capitalized   words  and  phrases   used  herein  shall  have  the
respective  meanings  assigned  to  them  in  the  above-captioned   Custodial
Agreement.

                                    WELLS FARGO BANK, NATIONAL ASSOCIATION

                                    By: __________________________________
                                    Name:
                                    Title:

                                 EXHIBIT FOUR
                         FORM OF REQUEST FOR RELEASE

DATE:

TO:

RE:         REQUEST FOR RELEASE OF DOCUMENTS

In connection with the administration of the pool of Mortgage Loans held by you for the referenced pool, we request the release of the Mortgage Loan File described below.

Pooling and Servicing Agreement Dated:
Series#:
Account#:
Pool#:
Loan#:
MIN#:
Borrower Name(s):
Reason for Document Request:                   (circle one)

      Mortgage Loan Prepaid in Full       Mortgage Loan Repurchased

"We hereby certify that all amounts received or to be received in connection with such payments which are required to be deposited have been or will be so deposited as provided in the Pooling and Servicing Agreement."

Residential Funding Company, LLC
Authorized Signature

******************************************************************************

TO CUSTODIAN/TRUSTEE:  Please acknowledge this request, and check off documents being enclosed with a copy of this form.  You should retain this form for your files in accordance with the terms of the Pooling and Servicing
Agreement.

Enclosed Documents:    [ ]  Promissory Note
                       [ ]  Primary Insurance Policy
                       [ ]  Mortgage or Deed of Trust
                       [ ]  Assignment(s) of Mortgage or Deed of Trust
                       [ ]  Title Insurance Policy
                       [ ]  Other:

Name:  ____________________________
Title:
Date:

                                 EXHIBIT FIVE

        SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

      The assessment of compliance to be delivered by the Custodian shall address, at a minimum, the criteria identified as below as "Applicable
Servicing Criteria":

------------------------------------------------------------------------------
                                                                APPLICABLE
                                                                 SERVICING
                     SERVICING CRITERIA                          CRITERIA
------------------------------------------------------------------------------
------------------------------------------------------------------------------
  REFERENCE                      CRITERIA
------------------------------------------------------------------------------
------------------------------------------------------------------------------
                     GENERAL SERVICING CONSIDERATIONS
------------------------------------------------------------------------------
------------------------------------------------------------------------------
1122(d)(1)(i) Policies and procedures are instituted to
              monitor any performance or other triggers and
              events of default in accordance with the
              transaction agreements.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
1122(d)(1)(ii)If any material servicing activities are
              outsourced to third parties, policies and
              procedures are instituted to monitor the third
              party's performance and compliance with such
              servicing activities.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
1122(d)(1)(iii)Any requirements in the transaction agreements to maintain a back-up servicer for the pool
              assets are maintained.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
1122(d)(1)(iv)A fidelity bond and errors and omissions
              policy is in effect on the party participating
              in the servicing function throughout the
              reporting period in the amount of coverage
              required by and otherwise in accordance with
              the terms of the transaction agreements.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
                    CASH COLLECTION AND ADMINISTRATION
------------------------------------------------------------------------------
------------------------------------------------------------------------------
1122(d)(2)(i) Payments on pool assets are deposited into the appropriate custodial bank accounts and
              related bank clearing accounts no more than
              two business days following receipt, or such
              other number of days specified in the
              transaction agreements.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
1122(d)(2)(ii)Disbursements made via wire transfer on behalf of an obligor or to an investor are made only
              by authorized personnel.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
1122(d)(2)(iii)Advances of funds or guarantees regarding
              collections, cash flows or distributions, and
              any interest or other fees charged for such
              advances, are made, reviewed and approved as
              specified in the transaction agreements.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
              The related accounts for the transaction, such
              as cash reserve accounts or accounts
              established as a form of
              overcollateralization, are separately
              maintained (e.g., with respect to commingling
              of cash) as set forth in the transaction
1122(d)(2)(iv)agreements.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
1122(d)(2)(v) Each custodial account is maintained at a
              federally insured depository institution as
              set forth in the transaction agreements. For
              purposes of this criterion, "federally insured
              depository institution" with respect to a
              foreign financial institution means a foreign
              financial institution that meets the
              requirements of Rule 13k-1(b)(1) of the
              Securities Exchange Act.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
1122(d)(2)(vi)Unissued checks are safeguarded so as to
              prevent unauthorized access.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
1122(d)(2)(vii)Reconciliations are prepared on a monthly
              basis for all asset-backed securities related
              bank accounts, including custodial accounts
              and related bank clearing accounts. These
              reconciliations are (A) mathematically
              accurate; (B) prepared within 30 calendar days
              after the bank statement cutoff date, or such
              other number of days specified in the
              transaction agreements; (C) reviewed and
              approved by someone other than the person who
              prepared the reconciliation; and (D) contain
              explanations for reconciling items. These
              reconciling items are resolved within 90
              calendar days of their original
              identification, or such other number of days
              specified in the transaction agreements.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
                    INVESTOR REMITTANCES AND REPORTING
------------------------------------------------------------------------------
------------------------------------------------------------------------------
1122(d)(3)(i) Reports to investors, including those to be
              filed with the Commission, are maintained in
              accordance with the transaction agreements and
              applicable Commission requirements.
              Specifically, such reports (A) are prepared in
              accordance with timeframes and other terms set
              forth in the transaction agreements; (B)
              provide information calculated in accordance
              with the terms specified in the transaction
              agreements; (C) are filed with the Commission
              as required by its rules and regulations; and
              (D) agree with investors' or the trustee's
              records as to the total unpaid principal
              balance and number of pool assets serviced by
              the servicer.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
1122(d)(3)(ii)Amounts due to investors are allocated and
              remitted in accordance with timeframes,
              distribution priority and other terms set
              forth in the transaction agreements.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
              Disbursements made to an investor are posted
              within two business days to the servicer's
              investor records, or such other number of days
1122(d)(3)(iii)specified in the transaction agreements.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
              Amounts remitted to investors per the investor
              reports agree with cancelled checks, or other
1122(d)(3)(iv)form of payment, or custodial bank statements.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
                         POOL ASSET ADMINISTRATION
------------------------------------------------------------------------------
------------------------------------------------------------------------------
1122(d)(4)(i) Collateral or security on pool assets is              |X|
              maintained as required by the transaction
              agreements or related asset pool documents.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
              Pool assets and related documents are
              safeguarded as required by the transaction            |X|
1122(d)(4)(ii)agreements
------------------------------------------------------------------------------
------------------------------------------------------------------------------
1122(d)(4)(iii)Any additions, removals or substitutions to
              the asset pool are made, reviewed and approved
              in accordance with any conditions or
              requirements in the transaction agreements.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
1122(d)(4)(iv)Payments on pool assets, including any
              payoffs, made in accordance with the related
              pool asset documents are posted to the
              servicer's obligor records maintained no more
              than two business days after receipt, or such
              other number of days specified in the
              transaction agreements, and allocated to
              principal, interest or other items (e.g.,
              escrow) in accordance with the related pool
              asset documents.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
1122(d)(4)(v) The servicer's records regarding the pool
              assets agree with the servicer's records with
              respect to an obligor's unpaid principal
              balance.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
1122(d)(4)(vi)Changes with respect to the terms or status of an obligor's pool asset  (e.g., loan
              modifications or re-agings) are made, reviewed
              and approved by authorized personnel in
              accordance with the transaction agreements and
              related pool asset documents.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
1122(d)(4)(vii)Loss mitigation or recovery actions (e.g.,
              forbearance plans, modifications and deeds in
              lieu of foreclosure, foreclosures and
              repossessions, as applicable) are initiated,
              conducted and concluded in accordance with the
              timeframes or other requirements established
              by the transaction agreements.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
1122(d)(4)(vii)Records documenting collection efforts are
              maintained during the period a pool asset is
              delinquent in accordance with the transaction
              agreements. Such records are maintained on at
              least a monthly basis, or such other period
              specified in the transaction agreements, and
              describe the entity's activities in monitoring
              delinquent pool assets including, for example,
              phone calls, letters and payment rescheduling
              plans in cases where delinquency is deemed
              temporary (e.g., illness or unemployment).
------------------------------------------------------------------------------
------------------------------------------------------------------------------
1122(d)(4)(ix)Adjustments to interest rates or rates of
              return for pool assets with variable rates are
              computed based on the related pool asset
              documents.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
1122(d)(4)(x) Regarding any funds held in trust for an
              obligor (such as escrow accounts): (A) such
              funds are analyzed, in accordance with the
              obligor's pool asset documents, on at least an
              annual basis, or such other period specified
              in the transaction agreements; (B) interest on
              such funds is paid, or credited, to obligors
              in accordance with applicable pool asset
              documents and state laws; and (C) such funds
              are returned to the obligor within 30 calendar
              days of full repayment of the related pool
              asset, or such other number of days specified
              in the transaction agreements.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
1122(d)(4)(xi)Payments made on behalf of an obligor (such as tax or insurance payments) are made on or
              before the related penalty or expiration
              dates, as indicated on the appropriate bills
              or notices for such payments, provided that
              such support has been received by the servicer
              at least 30 calendar days prior to these
              dates, or such other number of days specified
              in the transaction agreements.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
1122(d)(4)(xii)Any late payment penalties in connection with any payment to be made on behalf of an obligor
              are paid from the servicer's funds and not
              charged to the obligor, unless the late
              payment was due to the obligor's error or
              omission.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
              Disbursements made on behalf of an obligor are
              posted within two business days to the
              obligor's records maintained by the servicer,
              or such other number of days specified in the
1122(d)(4)(xii)transaction agreements.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
1122(d)(4)(xiv)Delinquencies, charge-offs and uncollectible
              accounts are recognized and recorded in
              accordance with the transaction agreements.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
              Any external enhancement or other support,
              identified in Item 1114(a)(1) through (3) or
              Item 1115 of Regulation AB, is maintained as
1122(d)(4)(xv)set forth in the transaction agreements.
------------------------------------------------------------------------------
------------------------------------------------------------------------------

------------------------------------------------------------------------------

                                                                   EXHIBIT F-1

                            GROUP I LOAN SCHEDULE

       [FILED WITH THE SECURITIES AND EXCHANGE COMMISSION BY FORM 8-K]

                                                                   EXHIBIT F-2

                            GROUP II LOAN SCHEDULE

       [FILED WITH THE SECURITIES AND EXCHANGE COMMISSION BY FORM 8-K]

                                                                     EXHIBIT G

                         FORM OF REQUEST FOR RELEASE

DATE:
TO:
RE:   REQUEST FOR RELEASE OF DOCUMENTS

In connection  with the  administration  of the pool of Mortgage Loans held by you for the referenced  pool, we request the release of the Mortgage Loan File described below.

Pooling and Servicing Agreement, Dated:
Series#:
Account#:
Pool#:
Loan#:
MIN#:
Borrower Name(s):
Reason for Document Request: (circle one) Mortgage Loan Prepaid in Full
                                    Mortgage Loan Repurchased

"We hereby  certify that all amounts  received or to be received in connection with such payments  which are required to be deposited have been or will be so deposited as provided in the Pooling and Servicing Agreement."

______________________________
Residential Funding Company, LLC
Authorized Signature

****************************************************************

TO   CUSTODIAN/TRUSTEE:   Please  acknowledge  this  request,  and  check  off
documents  being  enclosed  with a copy of this form.  You should  retain this form for your files in accordance  with the terms of the Pooling and Servicing
Agreement.

            Enclosed Documents:     [ ] Promissory Note
                                    [ ] Primary Insurance Policy
                                    [ ] Mortgage or Deed of Trust
                                    [ ]  Assignment(s)  of Mortgage or Deed of
                                         Trust
                                    [ ] Title Insurance Policy
                                    [ ] Other: ________________________

___________________________
Name
___________________________
Title
___________________________
Date

                                                                   EXHIBIT H-1

                   FORM OF TRANSFER AFFIDAVIT AND AGREEMENT

STATE OF                      )
                              )ss.:
COUNTY OF                     )

      [NAME OF OFFICER], being first duly sworn, deposes and says:

1.    That he is [Title of Officer] of [Name of Owner]  (record or  beneficial owner of the Home  Equity  Mortgage  Asset-Backed  Pass-Through  Certificates,
Series   2006-EMX9,   Class R   (the   "Owner")),   a  [savings   institution]
[corporation]  duly  organized  and  existing  under the laws of [the State of
________________]  [the  United  States],  on  behalf  of which he makes  this affidavit and agreement.

2.    That the Owner (i) is not and will not be a "disqualified  organization"
or an electing large  partnership as of [date of transfer]  within the meaning of Section 860E(e)(5) and 775,  respectively,  of the Internal Revenue Code of
1986, as amended (the "Code") or an electing large  partnership  under Section
775(a) of the Code,  (ii) will  endeavor to remain  other than a  disqualified organization  for so long as it retains its ownership  interest in the Class R
Certificates,  and (iii) is  acquiring  the Class R  Certificates  for its own account  or for the  account of another  Owner from which it has  received  an affidavit and agreement in  substantially  the same form as this affidavit and agreement. (For this purpose, a "disqualified  organization" means an electing large partnership under Section 775 of the Code, the United States,  any state or political  subdivision thereof, any agency or instrumentality of any of the foregoing  (other than an  instrumentality  all of the activities of which are subject to tax and, except for the Federal Home Loan Mortgage  Corporation,  a majority of whose board of directors is not selected by any such  governmental entity) or any foreign  government,  international  organization or any agency or  instrumentality  of such foreign  government  or  organization,  any rural electric or telephone  cooperative,  or any  organization  (other than certain farmers'  cooperatives)  that is  generally  exempt  from  federal  income tax unless such  organization is subject to the tax on unrelated  business taxable income).

3.    That the  Owner  is  aware  (i) of the tax  that  would  be  imposed  on
transfers  of  Class R  Certificates  to  disqualified   organizations  or  an
electing large  partnership  under the Code,  that applies to all transfers of
Class R  Certificates after March 31, 1988; (ii) that such tax would be on the transferor (or, with respect to transfers to electing large  partnerships,  on each such  partnership),  or, if such  transfer  is  through  an agent  (which
person   includes  a  broker,   nominee  or  middleman)   for  a  disqualified
organization,  on the agent; (iii) that the person (other than with respect to transfers to electing large  partnerships)  otherwise liable for the tax shall be relieved  of  liability  for the tax if the  transferee  furnishes  to such person an affidavit  that the  transferee is not a  disqualified  organization and, at the time of transfer,  such person does not have actual knowledge that the  affidavit  is  false;  and (iv)  that  the  Class R  Certificates  may be
"noneconomic  residual  interests" within the meaning of Treasury  regulations promulgated  pursuant  to the Code and that the  transferor  of a  noneconomic residual  interest  will remain  liable for any taxes due with  respect to the income  on such  residual  interest,  unless  no  significant  purpose  of the transfer was to impede the assessment or collection of tax.

4.    That the Owner is aware of the tax  imposed on a  "pass-through  entity"
holding Class R  Certificates if either the pass-through entity is an electing large  partnership  under Section 775 of the Code or if at any time during the taxable year of the  pass-through  entity a disqualified  organization  is the record  holder of an  interest  in such  entity.  (For this  purpose,  a "pass through  entity"  includes  a  regulated  investment  company,  a real  estate investment  trust or common trust fund, a  partnership,  trust or estate,  and certain cooperatives.)

5.    That the Owner is aware that the Trustee  will not register the transfer of any Class R Certificates unless the transferee,  or the transferee's agent,
delivers  to  it  an  affidavit  and   agreement,   among  other  things,   in
substantially  the  same  form as this  affidavit  and  agreement.  The  Owner expressly  agrees that it will not consummate any such transfer if it knows or believes  that any of the  representations  contained  in such  affidavit  and agreement are false.

6.    That the Owner has  reviewed the  restrictions  set forth on the face of the Class R  Certificates and the provisions of Section 5.02(f) of the Pooling and Servicing  Agreement under which the Class R  Certificates were issued (in particular,  clause  (iii)(A) and (iii)(B) of Section  5.02(f) which authorize the  Trustee  to  deliver  payments  to a  person  other  than the  Owner  and negotiate  a  mandatory  sale by the Trustee in the event the Owner holds such
Certificates in violation of Section  5.02(f)).  The Owner expressly agrees to be bound by and to comply with such restrictions and provisions.

7.    That the Owner consents to any additional  restrictions  or arrangements that  shall be  deemed  necessary  upon  advice of  counsel  to  constitute  a reasonable  arrangement to ensure that the Class R  Certificates  will only be owned,  directly  or  indirectly,  by an  Owner  that  is  not a  disqualified organization.

8.    The Owner's Taxpayer Identification Number is ____________________.

9.    This  affidavit and agreement  relates only to the Class R  Certificates held by the  Owner and not to any other  holder of the  Class R  Certificates.
The Owner  understands  that the liabilities  described  herein relate only to the Class R Certificates.

10.   That no  purpose of the Owner  relating  to the  transfer  of any of the
Class R  Certificates  by the Owner is or will be to impede the  assessment or collection of any tax; in making this representation,  the Owner warrants that the Owner is familiar  with (i)  Treasury  Regulation  1.860E-1(c)  and recent amendments  thereto,  effective  as of July 19,  2002,  and (ii) the  preamble describing  the  adoption  of the  amendments  to such  regulation,  which  is attached hereto as Annex I.

11.   That the Owner has no present  knowledge or expectation  that it will be unable  to pay  any  United  States  taxes  owed  by it so  long as any of the
Certificates remain  outstanding.  In this regard, the Owner hereby represents to and for the  benefit  of the  person  from  whom it  acquired  the  Class R
Certificate  that the Owner intends to pay taxes  associated with holding such
Class R  Certificate as they become due, fully understanding that it may incur tax  liabilities  in  excess  of any  cash  flows  generated  by  the  Class R
Certificate.

12.   That the Owner has no  present  knowledge  or  expectation  that it will become  insolvent or subject to a bankruptcy  proceeding for so long as any of the Class R Certificates remain outstanding.

13.   The Owner is either (i) a citizen  or  resident  of the  United  States,
(ii) a corporation,  partnership or other entity treated as a corporation or a partnership for U.S.  federal income tax purposes and created or organized in, or under the laws of, the United States,  any state thereof or the District of
Columbia  (other than a  partnership  that is not  treated as a United  States person under any  applicable  Treasury  regulations),  (iii) an estate that is described  in  Section  7701(a)(30)(D)  of the Code,  or (iv) a trust  that is described in Section 7701(a)(30)(E) of the Code.

14.   The Owner  hereby  agrees that it will not cause income from the Class R
Certificates to be attributable to a foreign permanent  establishment or fixed base (within the meaning of an  applicable  income tax treaty) of the Owner or another United States taxpayer.

15.   The Owner hereby  certifies,  represents  and warrants to, and covenants with the  Depositor,  the Trustee and the Master  Servicer  that the following statements in (a) or (b) are accurate:

            (a)   The  Certificates are not being acquired by, and will not be transferred  to, any  employee  benefit  plan or other plan or  arrangement
   subject  to  the   prohibited   transaction   provisions  of  the  Employee
   Retirement  Income Security Act of 1974, as amended  ("ERISA"),  or Section
   4975 of the Internal Revenue Code of 1986, as amended (the "Code"),  or any person (including an insurance  company  investing its general account,  an investment  manager,  a named  fiduciary or a trustee of any such plan) who is using "plan  assets" of any such plan to effect such  acquisition  (each of the foregoing, a "Plan Investor"); or

            (b)   The Owner has provided the Trustee,  the  Depositor  and the
   Master  Servicer  with an Opinion of Counsel  acceptable to and in form and substance  satisfactory  to the  Trustee,  the  Depositor  and  the  Master
   Servicer to the effect  that the  purchase  or holding of  Certificates  is permissible  under  applicable  law,  will not  constitute or result in any non-exempt  prohibited  transaction  under  Section 406 of ERISA or Section
   4975 of the Code (or comparable  provisions of any subsequent  enactments), and will not subject the Trustee, the Depositor,  or the Master Servicer to
   any obligation or liability  (including  obligations  or liabilities  under
   ERISA or Section 4975  of the Code) in addition to those  undertaken in the
   Pooling and Servicing  Agreement,  which Opinion of Counsel shall not be at the expense of the Trustee, the Depositor or the Master Servicer.

      In addition,  the Owner hereby  certifies,  represents  and warrants to, and covenants  with, the Depositor,  the Trustee and the Master  Servicer that the Owner will not transfer such  Certificates  to any Plan Investor or person unless  either such Plan Investor or person meets the  requirements  set forth in either (a) or (b) above.

      Capitalized  terms used but not defined  herein  shall have the meanings assigned in the Pooling and Servicing Agreement.

      IN WITNESS WHEREOF,  the Owner has caused this instrument to be executed on its behalf,  pursuant to the  authority of its Board of  Directors,  by its
[Title of Officer] and its corporate  seal to be hereunto  attached,  attested by its [Assistant] Secretary, this ____ day of ______________ 200__.

                                    [NAME OF OWNER]

                                    By: ___________________________________
                                    [Name of Officer]
                                    [Title of Officer]

[Corporate Seal]

ATTEST:

______________________________
[Assistant] Secretary

            Personally  appeared before me the above-named  [Name of Officer], known or  proved  to me to be the  same  person  who  executed  the  foregoing instrument and to be the [Title of Officer] of the Owner,  and acknowledged to me that he  executed  the  same as his  free act and deed and the free act and deed of the Owner.

            Subscribed and sworn before me this __________________  day of ___________, 200_.

                                    __________________________________________
                                    NOTARY PUBLIC

                                    COUNTY OF ______________________________
                                    STATE OF ________________________________
                                    My Commission expires the ___ day of
                                    __________, 20__

                                                        ANNEX I TO EXHIBIT H-1

                          DEPARTMENT OF THE TREASURY

                           Internal Revenue Service

                            26 CFR Parts 1 and 602

                                  [TD 9004]

                                RIN 1545-AW98

                   Real Estate Mortgage Investment Conduits

              AGENCY: Internal Revenue Service (IRS), Treasury.

                          ACTION: Final regulations.

   -----------------------------------------------------------------------

SUMMARY:  This document  contains  final  regulations  relating to safe harbor
transfers  of  noneconomic   residual   interests  in  real  estate   mortgage
investment  conduits  (REMICs).   The  final  regulations  provide  additional
limitations  on the  circumstances  under  which  transferors  may claim  safe harbor treatment.

DATES: Effective Date: These regulations are effective July 19, 2002.

Applicability Date: For dates of applicability, see Sec. 1.860E-(1)(c)(10).

FOR FURTHER INFORMATION CONTACT:  Courtney Shepardson at (202) 622-3940 (not a
toll-free number).

SUPPLEMENTARY INFORMATION:

Paperwork Reduction Act

      The  collection of information in this final rule has been reviewed and, pending receipt and evaluation of public  comments,  approved by the Office of
Management and Budget (OMB) under 44 U.S.C.  3507 and assigned  control number
1545-1675.

      The   collection  of   information   in  this   regulation  is  in  Sec.
1.860E-1(c)(5)(ii).  This  information is required to enable the IRS to verify that a taxpayer is  complying  with the  conditions  of this  regulation.  The collection  of  information  is  mandatory  and is  required.  Otherwise,  the taxpayer will not receive the benefit of safe harbor  treatment as provided in the regulation.  The likely  respondents  are businesses and other  for-profit institutions.

      Comments on the collection of  information  should be sent to the Office of  Management  and  Budget,  Attn:  Desk  Officer for the  Department  of the
Treasury,  Office of  Information  and  Regulatory  Affairs,  Washington,  DC,
20503,  with  copies  to the  Internal  Revenue  Service,  Attn:  IRS  Reports
Clearance  Officer,  W:CAR:MP:FP:S,  Washington,  DC  20224.  Comments  on the
collection of information  should be received by September 17, 2002.  Comments are specifically requested concerning:

o     Whether  the  collection  of  information  is  necessary  for the proper performance  of  the  functions  of  the  Internal  Revenue  Service, including whether the information will have practical utility;

o     The accuracy of the estimated  burden  associated with the collection of information (see below);

o     How  the  quality,  utility,  and  clarity  of  the  information  to  be collected may be enhanced;

o     How the burden of complying with the  collection of  information  may be minimized,  including through the application of automated collection techniques or other forms of information technology; and

o     Estimates  of  capital  or  start-up   costs  and  costs  of  operation,
         maintenance, and purchase of service to provide information.

      An agency may not  conduct or sponsor,  and a person is not  required to respond to, a collection  of  information  unless it displays a valid  control number assigned by the Office of Management and Budget.

      The estimated total annual  reporting  burden is 470 hours,  based on an estimated number of respondents of 470 and an estimated  average annual burden hours per respondent of one hour.

      Books  or  records  relating  to a  collection  of  information  must be retained as long as their contents may become  material in the  administration
of  any  internal  revenue  law.   Generally,   tax  returns  and  tax  return
information are confidential, as required by 26 U.S.C. 6103.

Background

      This  document  contains  final   regulations   regarding  the  proposed
amendments  to 26 CFR part 1 under  section 860E of the Internal  Revenue Code
(Code). The regulations  provide the circumstances under which a transferor of
a  noneconomic   REMIC  residual   interest  meeting  the   investigation  and
representation  requirements may avail itself of the safe harbor by satisfying either the formula test or the asset test.

      Final  regulations  governing  REMICs,  issued  in 1992,  contain  rules governing the transfer of noneconomic REMIC residual interests.  In general, a transfer  of a  noneconomic  residual  interest  is  disregarded  for  all tax purposes if a significant  purpose of the transfer is to enable the transferor to impede  the  assessment  or  collection  of tax.  A purpose  to impede  the
assessment  or  collection  of  tax  (a  wrongful   purpose)   exists  if  the
transferor,  at the time of the  transfer,  either  knew or should  have known that the  transferee  would be  unwilling  or  unable  to pay taxes due on its share of the REMIC's  taxable income.  Under a safe harbor,  the transferor of a REMIC  noneconomic  residual  interest  is  presumed  not to have a wrongful purpose if two  requirements  are  satisfied:  (1) the  transferor  conducts a
reasonable   investigation  of  the  transferee's   financial  condition  (the
investigation  requirement);  and (2) the transferor  secures a representation from the  transferee  to the effect that the  transferee  understands  the tax obligations  associated  with  holding a residual  interest and intends to pay those taxes (the representation requirement).

      The IRS and  Treasury  have  been  concerned  that some  transferors  of noneconomic  residual  interests  claim they  satisfy  the safe harbor even in
situations   where  the  economics  of  the  transfer   clearly  indicate  the
transferee is unwilling or unable to pay the tax  associated  with holding the interest.  For this  reason,  on February 7, 2000,  the IRS  published  in the
Federal Register (65 FR 5807) a notice of proposed rulemaking  (REG-100276-97;
REG-122450-98)  designed  to clarify  the safe  harbor by adding the  "formula test," an  economic  test.  The  proposed  regulation  provides  that the safe harbor  is  unavailable  unless  the  present  value  of the  anticipated  tax liabilities  associated with holding the residual interest does not exceed the sum of: (1) The present value of any consideration  given to the transferee to
acquire  the  interest;   (2)  the  present  value  of  the  expected   future
distributions  on the interest;  and (3) the present value of the  anticipated tax  savings  associated  with  holding the  interest  as the REMIC  generates losses.

      The notice of  proposed  rulemaking  also  contained  rules for  FASITs.
Section 1.860H-6(g)  of the proposed  regulations  provides  requirements  for transfers of FASIT  ownership  interests and adopts a safe harbor by reference to the safe harbor provisions of the REMIC  regulations.  In January 2001, the
IRS  published  Rev.  Proc.  2001-12  (2001-3  I.R.B.  335)  to set  forth  an alternative  safe  harbor  that  taxpayers  could  use  while  the IRS and the
Treasury   considered  comments  on  the  proposed   regulations.   Under  the
alternative safe harbor, if a transferor meets the  investigation  requirement and the representation  requirement but the transfer fails to meet the formula test,  the  transferor  may invoke the safe harbor if the  transferee  meets a two-prong test (the asset test). A transferee  generally meets the first prong of this  test if,  at the time of the  transfer,  and in each of the two years preceding  the year of transfer,  the  transferee's  gross assets  exceed $100 million and its net assets exceed $10 million.  A transferee  generally  meets the second  prong of this test if it is a domestic,  taxable  corporation  and agrees in writing  not to  transfer  the  interest  to any  person  other than another domestic,  taxable corporation that also satisfies the requirements of the asset test. A transferor  cannot rely on the asset test if the  transferor knows,  or has reason to know,  that the  transferee  will not comply with its written  agreement to limit the  restrictions  on subsequent  transfers of the residual interest.

      Rev.  Proc.  2001-12  provides that the asset test fails to be satisfied in the case of a transfer or assignment of a noneconomic  residual interest to a foreign branch of an otherwise  eligible  transferee.  If such a transfer or assignment were permitted,  a corporate  taxpayer might seek to claim that the provisions of an applicable  income tax treaty would resource excess inclusion income as foreign  source  income,  and that, as a  consequence,  any U.S. tax liability  attributable  to the  excess  inclusion  income  could be offset by foreign tax credits.  Such a claim would impede the  assessment  or collection of U.S. tax on excess inclusion income,  contrary to the congressional purpose of  assuring  that such  income  will be taxable  in all  events.  See,  e.g., sections 860E(a)(1), (b), (e) and 860G(b) of the Code.

      The  Treasury   and  the  IRS  have   learned  that  certain   taxpayers
transferring   noneconomic   residual   interests  to  foreign  branches  have
attempted  to rely on the formula  test to obtain safe harbor  treatment in an effort to impede the assessment or collection of U.S. tax on excess  inclusion income.  Accordingly,  the final  regulations  provide  that if a  noneconomic residual  interest is  transferred  to a foreign  permanent  establishment  or fixed base of a U.S.  taxpayer,  the  transfer is not eligible for safe harbor treatment  under  either  the  asset  test  or the  formula  test.  The  final regulations  also  require a transferee  to  represent  that it will not cause income from the noneconomic  residual interest to be attributable to a foreign permanent establishment or fixed base.

      Section 1.860E-1(c)(8)  provides computational rules that a taxpayer may use to  qualify  for safe  harbor  status  under  the  formula  test.  Section
1.860E-1(c)(8)(i)  provides  that the  transferee  is presumed to pay tax at a rate  equal to the  highest  rate of tax  specified  in  section  11(b).  Some commentators  were  concerned that this presumed rate of taxation was too high because  it  does  not  take  into  consideration  taxpayers  subject  to  the alternative  minimum  tax  rate.  In  light  of the  comments  received,  this provision  has  been  amended  in  the  final  regulations  to  allow  certain transferees  that compute their taxable income using the  alternative  minimum tax rate to use the alternative minimum tax rate applicable to corporations.

      Additionally,  Sec. 1.860E-1(c)(8)(iii) provides that the present values in the  formula  test are to be  computed  using a discount  rate equal to the applicable  Federal  short-term rate prescribed by section 1274(d).  This is a change  from  the  proposed  regulation  and  Rev.  Proc.  2001-12.  In  those publications  the provision  stated that  "present values are computed using a discount  rate equal to the  applicable  Federal  rate  prescribed  in section
1274(d)  compounded  semiannually"  and that "[a] lower  discount  rate may be used if the  transferee  can  demonstrate  that it regularly  borrows,  in the course of its trade or business,  substantial funds at such lower rate from an unrelated  third  party." The IRS and the  Treasury  Department  have  learned that, based on this provision,  certain  taxpayers have been attempting to use unrealistically  low or zero  interest  rates to  satisfy  the  formula  test, frustrating the intent of the test.  Furthermore,  the Treasury Department and the IRS believe that a rule  allowing for a rate other than a rate based on an objective  index would add  unnecessary  complexity  to the safe harbor.  As a result, the rule in the proposed  regulations that permits a transferee to use a lower discount rate, if the  transferee  can  demonstrate  that it regularly borrows  substantial  funds at such lower rate,  is not  included in the final regulations;  and the Federal  short-term  rate has been  substituted  for the applicable  Federal  rate.  To  simplify  taxpayers'  computations,  the final regulations allow use of any of the published short-term rates,  provided that the present values are computed with a  corresponding  period of  compounding.
With  the  exception  of the  provisions  relating  to  transfers  to  foreign branches,  these changes  generally  have the proposed  applicability  date of
February 4, 2000,  but taxpayers may choose to apply the interest rate formula set forth in the proposed  regulation  and Rev.  Proc.  2001-12 for  transfers occurring before August 19, 2002.

      It is anticipated  that when final  regulations are adopted with respect to FASITs,  Sec.  1.860H-6(g) of the proposed  regulations  will be adopted in substantially  its present  form,  with the result that the final  regulations contained  in this  document  will also govern  transfers  of FASIT  ownership interests with  substantially the same  applicability  date as is contained in this document.

Effect on Other Documents

      Rev.  Proc.  2001-12  (2001-3  I.R.B.  335) is obsolete for transfers of noneconomic  residual  interests  in REMICs  occurring  on or after August 19,
2002.

Special Analyses

      It  is  hereby  certified  that  these   regulations  will  not  have  a
significant  economic impact on a substantial  number of small entities.  This certification  is based on the fact  that it is  unlikely  that a  substantial number of small  entities will hold REMIC  residual  interests.  Therefore,  a
Regulatory  Flexibility  Analysis  under  the  Regulatory  Flexibility  Act (5
U.S.C.  chapter 6) is not required.  It has been determined that this Treasury decision is not a significant  regulatory action as defined in Executive Order
12866.  Therefore,  a regulatory  assessment is not required. It also has been determined  that sections  553(b) and 553(d) of the  Administrative  Procedure
Act (5 U.S.C. chapter 5) do not apply to these regulations.

Drafting Information

      The  principal  author  of these  regulations  is  Courtney  Shepardson.
However, other personnel from the IRS and Treasury Department  participated in their development.

List of Subjects

26 CFR Part 1

      Income taxes, Reporting and record keeping requirements.

26 CFR Part 602

      Reporting and record keeping requirements.

      Adoption of Amendments to the Regulations

      Accordingly, 26 CFR parts 1 and 602 are amended as follows:

PART 1--INCOME TAXES

      Paragraph 1. The authority citation for part 1 continues to read in part as follows:

      Authority: 26 U.S.C. 7805 * * *

                                                                   EXHIBIT H-2

                        FORM OF TRANSFEROR CERTIFICATE

                                                          ______________, 20__

U.S. Bank National Association
EP-MN-WS3D
60 Livingston Avenue
St. Paul, MN 55107

Attention:  Structured Finance/RASC, Series 2006-EMX9

            Re:   Mortgage  Asset-Backed  Pass-Through  Certificates,  Series
                  2006-EMX9

Ladies and Gentlemen:

      This  letter is  delivered  to you in  connection  with the  transfer by
________________________   (the  "Seller")  to   ______________________   (the
"Purchaser")  of  $___________   Initial  Certificate   Principal  Balance  of
Mortgage Asset-Backed  Pass-Through  Certificates,  Series 2006-EMX9,  Class R
(the  "Certificates"),  pursuant to Section 5.02 of the Pooling and  Servicing
Agreement  (the  "Pooling and Servicing  Agreement"),  dated as of October 27,
2006  among  Residential  Asset  Securities  Corporation,  as  depositor  (the
"Depositor"),  Residential Funding Company, LLC, as master servicer,  and U.S.
Bank National Association,  as trustee (the "Trustee").  All terms used herein and not  otherwise  defined  shall have the  meanings set forth in the Pooling and Servicing Agreement. The Seller hereby certifies,  represents and warrants to, and covenants with, the Depositor and the Trustee that:

1.    No purpose of the Seller  relating to the transfer of the Certificate by the  Seller  to the  Purchaser  is or  will be to  impede  the  assessment  or collection of any tax.

2.    The Seller  understands  that the Purchaser has delivered to the Trustee and the  Master  Servicer  a  transfer  affidavit  and  agreement  in the form attached to the Pooling and  Servicing  Agreement  as Exhibit  H-1. The Seller
does not know or believe that any representation contained therein is false.

3.    The  Seller  has at the  time of the  transfer  conducted  a  reasonable investigation  of the financial  condition of the Purchaser as contemplated by
Treasury  Regulations  Section  1.860E-1(c)(4)(i)  and,  as a  result  of that investigation,  the Seller has determined that the Purchaser has  historically paid its debts as they  become due and has found no  significant  evidence  to indicate that the Purchaser  will not continue to pay its debts as they become due in the  future.  The Seller  understands  that the  transfer  of a Class R
Certificate  may not be respected  for United  States income tax purposes (and the  Seller  may  continue  to  be  liable  for  United  States  income  taxes associated therewith) unless the Seller has conducted such an investigation.

4.    The Seller has no actual  knowledge that the proposed  Transferee is not both a United States Person and a Permitted Transferee.

                                    Very truly yours,

                                    _______________________________________
                                                  (Seller)

                                    By: ____________________________________
                                    Name: __________________________________
                                    Title: ___________________________________

                                                                     EXHIBIT I

                    FORM OF INVESTOR REPRESENTATION LETTER

                                                          ______________, 20__

Residential Asset Securities Corporation
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN  55437

U.S. Bank National Association
EP-MN-WS3D
60 Livingston Avenue
St. Paul, MN 55107
Attn: Structured Finance/RASC 2006-EMX9

Residential Funding Company, LLC
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN  55437

Attention:  Residential Funding Company, LLC Series 2006-EMX9

      Re:   Home Equity Mortgage Asset-Backed Pass-Through Certificates,
            Series 2006-EMX9, Class [SB] [R]

Ladies and Gentlemen:

      _________________________  (the  "Purchaser")  intends to purchase  from
___________________________  (the "Seller") $_____________ Initial Certificate
Principal   Balance  of  Home  Equity   Mortgage   Asset-Backed   Pass-Through
Certificates,  Series  2006-EMX9,  Class [SB]  [R-[__]] (the  "Certificates"),
issued  pursuant to the Pooling and  Servicing  Agreement  (the  "Pooling  and
Servicing  Agreement"),  dated as of October 27, 2006 among  Residential Asset
Securities  Corporation,  as depositor (the "Depositor"),  Residential Funding
Company,  LLC, as master  servicer  (the  "Master  Servicer"),  and U.S.  Bank
National  Association,  as trustee (the "Trustee").  All terms used herein and not  otherwise  defined  shall have the  meanings set forth in the Pooling and
Servicing Agreement.  The Purchaser hereby certifies,  represents and warrants to, and covenants  with,  the Depositor,  the Trustee and the Master  Servicer that:

1.    The Purchaser  understands that (a) the  Certificates  have not been and will not be registered or qualified  under the  Securities  Act of
            1933, as amended (the "Act") or any state  securities law, (b) the
            Depositor   is  not   required  to  so  register  or  qualify  the
            Certificates,   (c)  the   Certificates  may  be  resold  only  if
            registered and qualified  pursuant to the provisions of the Act or
            any  state   securities   law,  or  if  an  exemption   from  such
            registration and  qualification is available,  (d) the Pooling and
            Servicing Agreement contains  restrictions  regarding the transfer of the Certificates  and (e) the  Certificates  will bear a legend to the foregoing effect.

2.    The  Purchaser is  acquiring  the  Certificates  for its own account for investment  only and not with a view to or for sale in  connection with any  distribution  thereof in any manner  that would  violate the Act or any applicable state securities laws.

3.    The  Purchaser  is  (a)  a  substantial,   sophisticated   institutional
            investor  having such  knowledge  and  experience in financial and business matters,  and, in particular,  in such matters related to securities  similar to the  Certificates,  such that it is capable
            of   evaluating   the  merits  and  risks  of  investment  in  the
            Certificates,  (b)  able to bear  the  economic  risks  of such an investment and (c) an "accredited  investor" within the meaning of
            Rule 501(a) promulgated pursuant to the Act.

4.    The Purchaser has been  furnished  with,  and has had an  opportunity to review  (a) [a copy of the  Private  Placement  Memorandum,  dated
            ___________________,  20__,  relating to the  Certificates  (b)] a copy of the  Pooling  and  Servicing  Agreement  and [b] [c]  such other information concerning the Certificates,  the Mortgage Loans and the Depositor as has been  requested by the Purchaser from the
            Depositor  or the  Seller  and  is  relevant  to  the  Purchaser's decision to purchase the  Certificates.  The Purchaser has had any questions  arising from such review  answered by the  Depositor or
            the  Seller  to  the  satisfaction  of  the  Purchaser.   [If  the
            Purchaser  did not  purchase the  Certificates  from the Seller in connection with the initial  distribution of the  Certificates and was provided with a copy of the Private Placement  Memorandum (the
            "Memorandum")  relating to the original sale (the "Original Sale")
            of the Certificates by the Depositor,  the Purchaser  acknowledges that such  Memorandum  was provided to it by the Seller,  that the
            Memorandum  was  prepared  by  the  Depositor  solely  for  use in connection  with  the  Original  Sale  and the  Depositor  did not participate  in or  facilitate  in any  way  the  purchase  of the
            Certificates  by the Purchaser from the Seller,  and the Purchaser agrees  that it will  look  solely  to the  Seller  and not to the
            Depositor with respect to any damage, liability,  claim or expense arising out of,  resulting from or in connection with (a) error or
            omission,   or  alleged  error  or  omission,   contained  in  the
            Memorandum,  or (b) any information,  development or event arising after the date of the Memorandum.]

5.    The  Purchaser  has not and  will not nor has it  authorized  or will it authorize  any person to (a) offer,  pledge,  sell,  dispose of or
            otherwise   transfer   any   Certificate,   any  interest  in  any
            Certificate  or any other  similar  security  to any person in any manner,  (b)  solicit  any  offer to buy or to  accept  a  pledge, disposition of other transfer of any Certificate,  any interest in any  Certificate or any other similar  security from any person in any manner,  (c) otherwise  approach or negotiate  with respect to any  Certificate,  any  interest in any  Certificate  or any other similar  security  with any  person  in any  manner,  (d) make any general  solicitation  by means of general  advertising  or in any other manner or (e) take any other action,  that (as to any of (a)
            through  (e)  above)  would   constitute  a  distribution  of  any
            Certificate  under the Act, that would render the  disposition  of any  Certificate  a violation of Section 5 of the Act or any state
            securities   law,   or  that   would   require   registration   or
            qualification  pursuant  thereto.  The Purchaser  will not sell or otherwise  transfer any of the Certificates,  except in compliance with the provisions of the Pooling and Servicing Agreement.

6.    The  Purchaser  hereby  certifies,   represents  and  warrants  to,  and
            covenants with the Depositor,  the Trustee and the Master Servicer that the following statements in (a) or (b) are correct:

                        (a)   The  Purchaser  is not an employee  benefit plan
                  or  other  plan or  arrangement  subject  to the  prohibited transaction  provisions  of the Employee  Retirement  Income
                  Security Act of 1974, as amended ("ERISA"),  or Section 4975 of the  Internal  Revenue  Code of  1986,  as  amended  (the
                  "Code"),  or any  person  (including  an  insurance  company investing  its general  account,  an investment  manager,  a named  fiduciary or a trustee of any such plan) who is using
                  "plan  assets" of any such plan to effect  such  acquisition
                  (each of the foregoing, a "Plan Investor"); or

                        (b)   the  Purchaser  has provided  the  Trustee,  the
                  Depositor  and  the  Master  Servicer  with  an  Opinion  of
                  Counsel   acceptable   to  and   in   form   and   substance
                  satisfactory  to the Trustee,  the  Depositor and the Master
                  Servicer  to the  effect  that the  purchase  or  holding of
                  Certificates is permissible  under  applicable law, will not
                  constitute   or   result   in  any   non-exempt   prohibited
                  transaction  under  Section 406 of ERISA or Section  4975 of
                  the  Code  (or  comparable   provisions  of  any  subsequent
                  enactments),   and  will  not  subject  the   Trustee,   the
                  Depositor  or  the  Master  Servicer  to any  obligation  or liability (including  obligations or liabilities under ERISA
                  or  Section   4975  of  the  Code)  in   addition  to  those
                  undertaken  in the Pooling and  Servicing  Agreement,  which
                  Opinion of Counsel  shall not be an expense of the  Trustee, the Depositor or the Master Servicer.

      In addition,  the Purchaser  hereby  certifies,  represents and warrants to, and covenants  with,  the Depositor,  the Trustee and the Master  Servicer that the Purchaser  will not transfer such  Certificates  to any Plan Investor or person unless  either such Plan  Investor or person meets the  requirements set forth in either (a) or (b) above.

                                          Very truly yours,

                                          ___________________________________
                                          (Purchaser)

                                          By:_________________________________
                                          Name:_______________________________
                                          Title:______________________________

                                                                   EXHIBIT J

                   FORM OF TRANSFEROR REPRESENTATION LETTER

                                                          ______________, 20__

Residential Asset Securities Corporation
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota 55437

U.S. Bank National Association
EP-MN-WS3D
60 Livingston Avenue
St. Paul, MN 55107
Attn: Structured Finance/RASC 2006-EMX9

Attention: Residential Funding Company, LLC Series 2006-EMX9

      Re:   Home Equity Mortgage Asset-Backed  Pass-Through Certificates,
            Series 2006-EMX9, Class [SB] [R]

Ladies and Gentlemen:

            In  connection  with  the sale by  __________  (the  "Seller")  to
__________ (the  "Purchaser")  of $__________  Initial  Certificate  Principal
Balance of Home  Equity  Mortgage  Asset-  Backed  Pass-Through  Certificates,
Series 2006-EMX9,  Class [SB] [R-[__]] (the  "Certificates"),  issued pursuant
to  the  Pooling  and   Servicing   Agreement   (the  "Pooling  and  Servicing
Agreement"),  dated as of October 27, 2006 among  Residential Asset Securities
Corporation,  as depositor (the  "Depositor"),  Residential  Funding  Company,
LLC, as master servicer,  and U.S. Bank National Association,  as trustee (the
"Trustee").  The Seller  hereby  certifies,  represents  and  warrants to, and covenants with, the Depositor and the Trustee that:

            Neither  the  Seller  nor  anyone  acting  on its  behalf  has (a)
offered,  pledged, sold, disposed of or otherwise transferred any Certificate, any interest in any  Certificate  or any other similar  security to any person in any  manner,  (b) has  solicited  any  offer to buy or to  accept a pledge, disposition  or  other  transfer  of  any  Certificate,  any  interest  in any
Certificate or any other similar  security from any person in any manner,  (c)
has otherwise  approached or negotiated with respect to any  Certificate,  any interest in any  Certificate or any other similar  security with any person in any  manner,  (d) has  made any  general  solicitation  by  means  of  general advertising  or in any other manner,  or (e) has taken any other action,  that
(as to any of (a) through (e) above) would  constitute a  distribution  of the
Certificates  under the Securities Act of 1933 (the "Act"),  that would render the  disposition of any Certificate a violation of Section 5 of the Act or any state  securities  law, or that would require  registration  or  qualification pursuant  thereto.  The  Seller  will not act,  in any manner set forth in the foregoing  sentence  with respect to any  Certificate.  The Seller has not and will  not  sell or  otherwise  transfer  any of the  Certificates,  except  in compliance with the provisions of the Pooling and Servicing Agreement.

                                          Very truly yours,

                                          ____________________________________
                                          (Purchaser)

                                          By:_________________________________
                                          Name:_______________________________
                                          Title:______________________________

                                                                     EXHIBIT K

                  TEXT OF AMENDMENT TO POOLING AND SERVICING
                 AGREEMENT PURSUANT TO SECTION 11.01(e) FOR A
                               LIMITED GUARANTY

                                 ARTICLE XIII

           Subordinate Certificate Loss Coverage; Limited Guaranty

      Section  13.01.   Subordinate   Certificate  Loss  Coverage;   Limited
Guaranty.  (a)  Subject to  subsection  (c)  below,  prior to the later of the
third   Business  Day  prior  to  each   Distribution   Date  or  the  related
Determination  Date,  the Master  Servicer shall  determine  whether it or any
Subservicer will be entitled to any reimbursement  pursuant to Section 3.10 on such Distribution Date for Advances or Subservicer  Advances  previously made,
(which  will not be  Advances  or  Subservicer  Advances  that  were made with respect to  delinquencies  which  were  subsequently  determined  to be Excess
Special  Hazard  Losses,  Excess Fraud  Losses,  Excess  Bankruptcy  Losses or
Extraordinary  Losses) and, if so, the Master  Servicer  shall demand  payment from  Residential  Funding of an amount equal to the amount of any Advances or
Subservicer  Advances  reimbursed pursuant to Section 3.10, to the extent such
Advances or  Subservicer  Advances have not been included in the amount of the
Realized Loss in the related  Mortgage Loan, and shall  distribute the same to the Class SB  Certificateholders  in the same manner as if such amount were to be distributed pursuant to Section 4.02.

            (b)   Subject to subsection  (c) below,  prior to the later of the
third   Business  Day  prior  to  each   Distribution   Date  or  the  related
Determination  Date, the Master Servicer shall determine  whether any Realized
Losses (other than Excess  Special Hazard Losses,  Excess  Bankruptcy  Losses,
Excess  Fraud  Losses  and  Extraordinary  Losses)  will be  allocated  to the
Class SB  Certificates  on such  Distribution  Date  pursuant to Section 4.05, and, if so, the Master Servicer shall demand payment from Residential  Funding of the  amount  of such  Realized  Loss and shall  distribute  the same to the
Class SB  Certificateholders  in the same  manner as if such amount were to be distributed  pursuant to Section 4.02; provided,  however,  that the amount of such demand in respect of any  Distribution  Date shall in no event be greater than the sum of  (i) the  additional  amount of Accrued  Certificate  Interest that  would  have  been  paid  for  the  Class SB  Certificateholders  on such
Distribution  Date had such Realized Loss or Losses not occurred plus (ii) the amount of the reduction in the Certificate  Principal Balances of the Class SB
Certificates  on such  Distribution  Date due to such Realized Loss or Losses.
Notwithstanding  such payment,  such  Realized  Losses shall be deemed to have been borne by the  Certificateholders  for  purposes of Section  4.05.  Excess
Special  Hazard  Losses,  Excess Fraud Losses,  Excess  Bankruptcy  Losses and
Extraordinary  Losses  allocated  to the  Class SB  Certificates  will  not be covered by the Subordinate Certificate Loss Obligation.

            (c)   Demands for payments  pursuant to this Section shall be made prior to the later of the third Business Day prior to each  Distribution  Date or the related  Determination  Date by the Master Servicer with written notice thereof to the Trustee.  The maximum amount that Residential  Funding shall be required  to pay  pursuant  to this  Section  on any  Distribution  Date  (the
"Amount  Available")  shall be equal to the lesser of (X)  ________  minus the sum of (i) all previous  payments  made under  subsections  (a) and (b) hereof and (ii) all draws under the Limited  Guaranty  made in lieu of such  payments as described below in subsection (d) and (Y) the then outstanding  Certificate
Principal Balances of the Class SB  Certificates,  or such lower amount as may be established pursuant to Section 13.02.  Residential  Funding's  obligations as  described  in this  Section  are  referred  to herein as the  "Subordinate
Certificate Loss Obligation."

            (d)   The Trustee will promptly  notify GMAC LLC of any failure of
Residential  Funding to make any payments  hereunder and shall demand  payment pursuant to the limited  guaranty (the "Limited  Guaranty"),  executed by GMAC
LLC, of  Residential  Funding's  obligation to make payments  pursuant to this
Section,  in an amount  equal to the  lesser of (i) the Amount  Available  and
(ii) such required  payments,  by delivering to GMAC LLC a written  demand for payment by wire transfer,  not later than the second Business Day prior to the
Distribution Date for such month, with a copy to the Master Servicer.

            (e)   All payments made by  Residential  Funding  pursuant to this
Section  or  amounts  paid  under  the  Limited  Guaranty  shall be  deposited directly in the Certificate  Account,  for  distribution  on the  Distribution
Date for such month to the Class SB Certificateholders.

            (f)   The   Depositor   shall  have  the   option,   in  its  sole
discretion,  to substitute  for either or both of the Limited  Guaranty or the
Subordinate  Certificate Loss Obligation  another  instrument in the form of a corporate guaranty,  an irrevocable letter of credit, a surety bond, insurance policy  or  similar  instrument  or a  reserve  fund;  provided  that  (i) the
Depositor  obtains  (subject to the  provisions of Section  10.01(f) as if the
Depositor was  substituted  for the Master Servicer solely for the purposes of such  provision)  an  Opinion  of  Counsel  (which  need not be an  opinion of independent  counsel) to the effect that obtaining such  substitute  corporate guaranty,  irrevocable  letter of credit,  surety  bond,  insurance  policy or similar  instrument  or reserve fund will not cause either (a) any federal tax to be imposed on the Trust Fund,  including  without  limitation,  any federal tax imposed on "prohibited  transactions"  under Section  860(F)(a)(1)  of the
Code or on "contributions  after the startup date" under Section  860(G)(d)(1)
of the Code or (b) the Trust  Fund to fail to  qualify  as a REMIC at any time that any Certificate is outstanding,  and (ii) no such  substitution  shall be made unless (A) the substitute  Limited  Guaranty or  Subordinate  Certificate
Loss  Obligation  is for an  initial  amount  not less  than the then  current
Amount  Available and contains  provisions  that are in all material  respects equivalent to the original  Limited  Guaranty or Subordinate  Certificate Loss
Obligation  (including  that no portion of the fees,  reimbursements  or other obligations  under any such instrument  will be borne by the Trust Fund),  (B)
the long  term debt  obligations  of any  obligor  of any  substitute  Limited
Guaranty or Subordinate  Certificate  Loss Obligation (if not supported by the
Limited  Guaranty) shall be rated at least the lesser of (a) the rating of the long  term  debt  obligations  of GMAC LLC as of the date of  issuance  of the
Limited  Guaranty and (b) the rating of the long term debt obligations of GMAC
LLC at the date of such  substitution  and (C) if the  Class  SB  Certificates have been rated, the Depositor  obtains written  confirmation from each Rating
Agency that rated the Class SB  Certificates  at the request of the  Depositor
that  such   substitution   shall  not  lower  the  rating  on  the   Class SB
Certificates  below the lesser of (a) the then-current  rating assigned to the
Class SB  Certificates  by such  Rating  Agency  and (b) the  original  rating assigned to the Class SB  Certificates by such Rating Agency.  Any replacement of the Limited Guaranty or Subordinate  Certificate  Loss Obligation  pursuant to this Section shall be  accompanied  by a written  Opinion of Counsel to the substitute  guarantor  or obligor,  addressed  to the Master  Servicer and the
Trustee,  that  such  substitute  instrument  constitutes  a legal,  valid and binding  obligation of the  substitute  guarantor or obligor,  enforceable  in accordance  with its terms,  and  concerning  such other matters as the Master
Servicer and the Trustee  shall  reasonably  request.  Neither the  Depositor, the Master  Servicer nor the Trustee shall be obligated to  substitute  for or replace the Limited Guaranty or Subordinate  Certificate Loss Obligation under any circumstance.

            Section  13.02.  Amendments  Relating  to  the  Limited  Guaranty.
Notwithstanding  Sections  11.01 or 13.01:  (i) the provisions of this Article
XIII may be  amended,  superseded  or deleted,  (ii) the  Limited  Guaranty or
Subordinate  Certificate Loss Obligation may be amended,  reduced or canceled, and  (iii)  any  other  provision  of  this  Agreement  which  is  related  or incidental  to the matters  described  in this  Article XIII may be amended in any manner;  in each case by written  instrument  executed or  consented to by the  Depositor  and  Residential  Funding  but  without  the  consent  of  any
Certificateholder  and  without  the  consent  of the Master  Servicer  or the
Trustee being required  unless any such amendment  would impose any additional obligation  on, or otherwise  adversely  affect the  interests  of, the Master
Servicer or the Trustee,  as  applicable;  provided that the  Depositor  shall also  obtain  a letter  from  each  Rating  Agency  that  rated  the  Class SB
Certificates  at  the  request  of  the  Depositor  to the  effect  that  such amendment,  reduction,  deletion or cancellation  will not lower the rating on the  Class SB  Certificates  below the lesser of (a) the  then-current  rating assigned  to the  Class SB  Certificates  by such  Rating  Agency  and (b) the original rating  assigned to the Class SB  Certificates by such Rating Agency, unless  (A) the Holder of 100% of the  Class SB  Certificates  is  Residential
Funding  or an  Affiliate  of  Residential  Funding,  or (B)  such  amendment, reduction,  deletion  or  cancellation  is made  in  accordance  with  Section
11.01(e)  and,  provided  further that the Depositor  obtains  (subject to the provisions of Section  10.01(f) as if the Depositor  was  substituted  for the
Master Servicer solely for the purposes of such  provision),  in the case of a material  amendment  or  supersession  (but not a reduction,  cancellation  or
deletion  of  the  Limited  Guaranty  or  the  Subordinate   Certificate  Loss
Obligation),  an  Opinion  of  Counsel  (which  need  not  be  an  opinion  of independent  counsel) to the effect that any such  amendment  or  supersession will not cause  either (a) any  federal  tax to be imposed on the Trust  Fund,
including  without   limitation,   any  federal  tax  imposed  on  "prohibited
transactions" under Section 860F(a)(1) of the Code or on "contributions  after the startup date" under  Section  860G(d)(1) of the Code or (b) the Trust Fund to  fail  to  qualify  as  a  REMIC  at  any  time  that  any  Certificate  is outstanding.  A copy of any such  instrument  shall be provided to the Trustee and the  Master  Servicer  together  with an  Opinion  of  Counsel  that  such amendment complies with this Section 13.02.

                                                                     EXHIBIT L

                           FORM OF LIMITED GUARANTY
                   RESIDENTIAL ASSET SECURITIES CORPORATION

         Home Equity Mortgage Asset-Backed Pass-Through Certificates
                               Series 2006-EMX9

                                                              __________, 20__

U.S. Bank National Association
EP-MN-WS3D
60 Livingston Avenue
St. Paul, MN 55107
Attn: Structured Finance/RASC 2006-EMX9

Ladies and Gentlemen:

            WHEREAS,  Residential  Funding  Company,  LLC, a Delaware  limited
liability   company   ("Residential   Funding"),   an  indirect   wholly-owned
subsidiary of GMAC LLC, a Delaware limited liability  company ("GMAC"),  plans to incur certain  obligations as described  under Section 13.01 of the Pooling and  Servicing  Agreement  dated  as  of  October  27,  2006  (the  "Servicing
Agreement"),    among   Residential   Asset   Securities    Corporation   (the
"Depositor"),  Residential  Funding and U.S.  Bank National  Association  (the
"Trustee")  as amended by  Amendment  No. ___  thereto,  dated as of ________,
with   respect  to  the  Home  Equity   Mortgage   Asset-Backed   Pass-Through
Certificates, Series 2006-EMX9 (the "Certificates"); and

            WHEREAS,  pursuant to Section  13.01 of the  Servicing  Agreement,
Residential  Funding  agrees to make  payments to the Holders of the  Class SB
Certificates  with  respect  to  certain  losses  on  the  Mortgage  Loans  as described in the Servicing Agreement; and

            WHEREAS, GMAC desires to provide certain assurances with respect to the ability of Residential Funding to secure sufficient funds and faithfully to perform its Subordinate Certificate Loss Obligation;

            NOW THEREFORE,  in  consideration of the premises herein contained and certain  other good and  valuable  consideration,  the receipt of which is hereby acknowledged, GMAC agrees as follows:

1.    Provision  of Funds.  (a) GMAC agrees to  contribute  and deposit in the
Certificate  Account on behalf of Residential Funding (or otherwise provide to
Residential  Funding,  or  to  cause  to  be  made  available  to  Residential
Funding),  either  directly or through a subsidiary,  in any case prior to the related  Distribution  Date,  such moneys as may be  required  by  Residential
Funding to perform its  Subordinate  Certificate  Loss  Obligation when and as the  same  arises  from  time  to time  upon  the  demand  of the  Trustee  in accordance with Section 13.01 of the Servicing Agreement.

            (b)   The agreement  set forth in the  preceding  clause (a) shall be absolute,  irrevocable and  unconditional  and shall not be affected by the transfer  by GMAC  or any  other  person  of all or any  part of its or  their interest in Residential  Funding, by any insolvency,  bankruptcy,  dissolution or other proceeding affecting  Residential Funding or any other person, by any defense or right of  counterclaim,  set-off or  recoupment  that GMAC may have against  Residential  Funding  or any other  person  or by any  other  fact or circumstance.  Notwithstanding the foregoing,  GMAC's obligations under clause
(a) shall  terminate  upon the earlier of  (x) substitution  for this  Limited
Guaranty pursuant to Section 13.01(f) of the Servicing  Agreement,  or (y) the
termination of the Trust Fund pursuant to the Servicing Agreement.

2.    Waiver.  GMAC  hereby  waives  any  failure  or  delay  on the  part  of
Residential  Funding,  the  Trustee  or  any  other  person  in  asserting  or enforcing  any  rights  or in making  any  claims or  demands  hereunder.  Any defective or partial  exercise of any such rights shall not preclude any other or further  exercise  of that or any other such  right.  GMAC  further  waives demand, presentment,  notice of default, protest, notice of acceptance and any other  notices  with  respect to this  Limited  Guaranty,  including,  without limitation,  those of action or non-action on the part of Residential  Funding or the Trustee.

3.    Modification,  Amendment and  Termination.  This Limited Guaranty may be
modified,  amended or terminated only by the written agreement of GMAC and the
Trustee and only if such  modification,  amendment or termination is permitted under  Section  13.02 of the  Servicing  Agreement.  The  obligations  of GMAC under this  Limited  Guaranty  shall  continue and remain in effect so long as the  Servicing  Agreement  is not  modified  or  amended in any way that might affect the obligations of GMAC under this Limited  Guaranty  without the prior written consent of GMAC.

4.    Successor.   Except  as  otherwise   expressly   provided  herein,   the
guarantee  herein  set forth  shall be  binding  upon GMAC and its  respective successors.

5.    Governing  Law. This Limited  Guaranty  shall be governed by the laws of the State of New York.

6.    Authorization  and  Reliance.  GMAC  understands  that  a copy  of  this
Limited  Guaranty  shall be  delivered to the Trustee in  connection  with the execution  of  Amendment  No. __ to the  Servicing  Agreement  and GMAC hereby authorizes  the  Depositor  and  the  Trustee  to rely  on the  covenants  and agreements set forth herein.

7.    Definitions.  Capitalized  terms used but not otherwise  defined  herein shall have the meaning given them in the Servicing Agreement.

8.    Counterparts.  This  Limited  Guaranty  may be executed in any number of counterparts,  each of  which  shall  be  deemed  to be an  original  and such counterparts shall constitute but one and the same instrument.

            IN WITNESS  WHEREOF,  GMAC has caused this Limited  Guaranty to be executed and delivered by its respective  officers  thereunto duly  authorized as of the day and year first above written.

                                          GMAC LLC

                                          By:_________________________________
                                          Name:_______________________________
                                          Title:______________________________

Acknowledged by:

U.S. BANK NATIONAL ASSOCIATION,
  as Trustee

By:_________________________________
Name:_______________________________
Title:______________________________

RESIDENTIAL ASSET SECURITIES
CORPORATION

By:_________________________________
Name:_______________________________
Title:______________________________

                                                                     EXHIBIT M

         FORM OF LENDER CERTIFICATION FOR ASSIGNMENT OF MORTGAGE LOAN

                                                              __________, 20__

Residential Asset Securities Corporation
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota  55437

U.S. Bank National Association
EP-MN-WS3D
60 Livingston Avenue
St. Paul, MN 55107
Attn: Structured Finance/RASC 2006-EMX9

      Re:   Home Equity Mortgage Asset-Backed Pass-Through Certificates,
            Series 2006-EMX9 Assignment of Mortgage Loan

Ladies and Gentlemen:

      This letter is delivered to you in  connection  with the  assignment  by
U.S Bank National Association (the "Trustee") to _______________________  (the
"Lender")  of  _______________  (the  "Mortgage  Loan")  pursuant  to  Section
3.13(d) of the Pooling and  Servicing  Agreement  (the  "Pooling and Servicing
Agreement"),  dated as of October 27, 2006 among  Residential Asset Securities
Corporation,  as depositor (the  "Depositor"),  Residential  Funding  Company,
LLC,  as master  servicer,  and the  Trustee.  All terms  used  herein and not otherwise  defined  shall  have the  meanings  set  forth in the  Pooling  and
Servicing  Agreement.  The Lender hereby  certifies,  represents  and warrants to, and covenants with, the Master Servicer and the Trustee that:

(ii)  the  Mortgage  Loan  is  secured  by  Mortgaged  Property  located  in a jurisdiction  in which an  assignment in lieu of  satisfaction  is required to preserve  lien  priority,  minimize  or  avoid  mortgage  recording  taxes  or otherwise  comply with, or facilitate a  refinancing  under,  the laws of such jurisdiction;

(iii) the  substance  of  the   assignment  is,  and  is  intended  to  be,  a
refinancing  of such Mortgage Loan and the form of the  transaction  is solely to comply with, or facilitate the transaction under, such local laws;

(iv)  the Mortgage Loan following the proposed  assignment will be modified to have a rate of  interest  at least  0.25  percent  below or above  the rate of interest on such Mortgage Loan prior to such proposed assignment; and

(v)   such  assignment  is at the  request of the  borrower  under the related
Mortgage Loan.

                                          Very truly yours,

                                          ____________________________________
                                          (Lender)

                                          By:_________________________________
                                          Name:_______________________________
                                          Title:______________________________

                                                                     EXHIBIT N

                 FORM OF RULE 144A INVESTMENT REPRESENTATION

           Description of Rule 144A Securities, including numbers:
               _______________________________________________
               _______________________________________________
               _______________________________________________
               _______________________________________________

            The  undersigned  seller,  as  registered  holder (the  "Seller"),
intends  to  transfer  the  Rule  144A  Securities   described  above  to  the
undersigned buyer (the "Buyer").

1.    In connection  with such transfer and in accordance  with the agreements pursuant to which the Rule 144A  Securities  were  issued,  the Seller  hereby certifies  the  following  facts:  Neither the Seller nor anyone acting on its behalf has offered,  transferred,  pledged,  sold or otherwise disposed of the
Rule 144A  Securities,  any interest in the Rule 144A  Securities or any other similar  security  to, or  solicited  any  offer to buy or accept a  transfer, pledge or other  disposition of the Rule 144A Securities,  any interest in the
Rule  144A  Securities  or any  other  similar  security  from,  or  otherwise approached  or  negotiated  with  respect  to the Rule  144A  Securities,  any interest in the Rule 144A  Securities or any other similar  security with, any person in any  manner,  or made any general  solicitation  by means of general advertising  or in any other  manner,  or taken any other  action,  that would constitute a  distribution  of the Rule 144A  Securities  under the Securities
Act  of  1933,  as  amended  (the  "1933  Act"),  or  that  would  render  the disposition  of the Rule 144A  Securities a violation of Section 5 of the 1933
Act or  require  registration  pursuant  thereto,  and that the Seller has not offered  the Rule  144A  Securities  to any  person  other  than the  Buyer or another  "qualified  institutional  buyer" as  defined  in Rule 144A under the
1933 Act.

2.    The  Buyer,  pursuant  to  Section  5.02 of the  Pooling  and  Servicing
Agreement (the  "Agreement"),  dated as of October 27, 2006 among  Residential
Funding Company, LLC, as master servicer (the "Master Servicer"),  Residential
Asset Securities  Corporation,  as depositor (the "Depositor"),  and U.S. Bank
National  Association,  as trustee (the "Trustee") warrants and represents to, and  covenants  with,  the  Seller,  the  Trustee  and the Master  Servicer as
follows:

a.    The  Buyer  understands  that the  Rule  144A  Securities  have not been registered under the 1933 Act or the securities laws of any state.

b.    The Buyer considers  itself a substantial,  sophisticated  institutional investor  having such knowledge and experience in financial and business matters  that it is  capable  of  evaluating  the  merits  and  risks of investment in the Rule 144A Securities.

c.    The Buyer has been  furnished  with all  information  regarding the Rule
      144A  Securities  that it has requested from the Seller,  the Trustee or the Servicer.

d.    Neither  the  Buyer  nor  anyone  acting  on  its  behalf  has  offered, transferred,  pledged,  sold or  otherwise  disposed  of the  Rule  144A
      Securities,  any  interest  in the Rule  144A  Securities  or any  other similar  security  to,  or  solicited  any  offer  to  buy or  accept  a transfer,  pledge or other disposition of the Rule 144A Securities,  any interest  in the Rule  144A  Securities  or any other  similar  security from, or otherwise  approached  or  negotiated  with respect to the Rule
      144A  Securities,  any interest in the Rule 144A Securities or any other similar  security  with,  any person in any manner,  or made any general solicitation by means of general  advertising or in any other manner, or taken any other  action,  that would  constitute a  distribution  of the
      Rule  144A  Securities  under  the 1933  Act or that  would  render  the disposition of the Rule 144A  Securities a violation of Section 5 of the
      1933 Act or require registration  pursuant thereto, nor will it act, nor has it  authorized  or will it  authorize  any  person  to act,  in such manner with respect to the Rule 144A Securities.

e.    The Buyer is a "qualified  institutional  buyer" as that term is defined in Rule 144A  under the 1933 Act and has  completed  either of the forms of  certification  to that  effect  attached  hereto as Annex I or Annex
      II.  The Buyer is aware  that the sale to it is being  made in  reliance on Rule 144A.  The Buyer is acquiring the Rule 144A  Securities  for its own account or the  accounts of other  qualified  institutional  buyers, understands  that such Rule 144A  Securities  may be resold,  pledged or transferred only (i) to a person  reasonably  believed to be a qualified institutional  buyer  that  purchases  for  its own  account  or for the account of a qualified  institutional buyer to whom notice is given that the  resale,  pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from  registration  under the 1933
      Act.

3.    The Buyer of Class SB Certificates or Class R Certificates

a.    is not an employee benefit plan or other plan or arrangement  subject to the  prohibited  transaction  provisions of ERISA or Section 4975 of the
      Code,  or any person  (including  an  insurance  company  investing  its general account,  an investment  manager, a named fiduciary or a trustee of any such plan) who is using "plan  assets" of any such plan to effect such acquisition; or

b.    has provided the Trustee,  the  Depositor  and the Master  Servicer with
      the  Opinion  of  Counsel   described  in  Section   5.02(e)(i)  of  the
      Agreement,  which  shall  be  acceptable  to and in form  and  substance satisfactory to the Trustee,  the Depositor,  and the Master Servicer to
      the  effect  that  the  purchase  or  holding  of  this  Certificate  is permissible  under  applicable law, will not constitute or result in any non-exempt prohibited  transaction under Section 406 of ERISA or Section
      4975  of  the  Code  (or   comparable   provisions  of  any   subsequent
      enactments),  and will not subject the Trustee,  the  Depositor,  or the
      Master  Servicer to any obligation or liability  (including  obligations or  liabilities  under ERISA or Section 4975 of the Code) in addition to those  undertaken in the  Agreement,  which Opinion of Counsel shall not be an expense of the Trustee, the Depositor or the Master Servicer.

4.    This  document  may be executed in one or more  counterparts  and by the different  parties  hereto on separate  counterparts,  each of which,  when so executed,  shall be deemed to be an  original;  such  counterparts,  together, shall constitute one and the same document.

      IN WITNESS  WHEREOF,  each of the parties has executed  this document as of the date set forth below.

______________________________           ______________________________
Print Name of Seller                     Print Name of Purchaser

By:___________________________________   By: ___________________________________
   Name:                                     Name:
   Title:                                    Title:

Taxpayer Identification:                 Taxpayer Identification:

No.___________________________________   No.____________________________________

Date:_________________________________   Date:__________________________________

                                                          ANNEX I TO EXHIBIT N

           QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

           [For Buyers Other Than Registered Investment Companies]

      The undersigned  hereby certifies as follows in connection with the Rule
144A Investment Representation to which this Certification is attached:

1.____As indicated  below,  the undersigned is the President,  Chief Financial
Officer, Senior Vice President or other executive officer of the Buyer.

2.    In  connection  with  purchases by the Buyer,  the Buyer is a "qualified institutional  buyer"  as  that  term  is  defined  in  Rule  144A  under  the
Securities  Act of 1933  ("Rule  144A")  because  (i) the Buyer  owned  and/or invested  on  a  discretionary  basis  $______________________  in  securities
(except for the  excluded  securities  referred to below) as of the end of the
Buyer's most recent  fiscal year (such amount being  calculated  in accordance with Rule 144A) and (ii) the Buyer  satisfies  the  criteria  in the  category marked below.

      ___   Corporation,  etc. The Buyer is a corporation  (other than a bank,
            savings   and   loan   association   or   similar    institution),
            Massachusetts   or  similar   business  trust,   partnership,   or
            charitable  organization  described  in Section  501(c)(3)  of the
            Internal Revenue Code.

      ___   Bank.  The Buyer (a) is a  national  bank or  banking  institution organized  under the laws of any State,  territory or the District of Columbia,  the business of which is  substantially  confined to banking  and is  supervised  by the State or  territorial  banking commission or similar  official or is a foreign bank or equivalent institution,  and  (b)  has  an  audited  net  worth  of at  least
            $25,000,000  as  demonstrated  in  its  latest  annual   financial
            statements, a copy of which is attached hereto.

      ___   Savings   and  Loan.   The  Buyer  (a)  is  a  savings   and  loan
            association,  building  and loan  association,  cooperative  bank, homestead association or similar institution,  which is supervised and examined by a State or Federal  authority  having  supervision over  any  such  institutions  or is a  foreign  savings  and loan association or equivalent  institution  and (b) has an audited net worth  of at  least  $25,000,000  as  demonstrated  in its  latest annual financial statements.

      ___   Broker-Dealer.  The  Buyer  is a  dealer  registered  pursuant  to
            Section 15 of the Securities Exchange Act of 1934.

      ___   Insurance  Company.  The  Buyer  is  an  insurance  company  whose primary  and  predominant  business  activity  is the  writing  of insurance or the  reinsuring  of risks  underwritten  by insurance companies  and which is subject to  supervision  by the  insurance commissioner  or a  similar  official  or  agency  of a  State  or territory or the District of Columbia.

      ___   State  or  Local  Plan.  The  Buyer  is  a  plan  established  and maintained by a State, its political  subdivisions,  or any agency or  instrumentality  of the State or its  political  subdivisions, for the benefit of its employees.

      ___   Investment   Adviser.   The   Buyer  is  an   investment   adviser
            registered under the Investment Advisers Act of 1940.

      ___   SBIC. The Buyer is a Small Business  Investment  Company  licensed by the U.S. Small Business  Administration under Section 301(c) or
            (d) of the Small Business Investment Act of 1958.

      ___   Business   Development   Company.   The   Buyer   is  a   business
            development  company  as  defined  in  Section  202(a)(22)  of the
            Investment Advisers Act of 1940.

      ___   Trust Fund.  The Buyer is a trust fund whose  trustee is a bank or trust company and whose  participants  are  exclusively  (a) plans
            established   and   maintained   by   a   State,   its   political
            subdivisions,  or any  agency or  instrumentality  of the State or its political  subdivisions,  for the benefit of its employees, or
            (b)  employee  benefit  plans within the meaning of Title I of the
            Employee  Retirement  Income  Security  Act of 1974,  but is not a
            trust fund that  includes as  participants  individual  retirement accounts or H.R. 10 plans.

3.    The term  "securities" as used herein does not include (i) securities of issuers that are affiliated  with the Buyer,  (ii) securities that are part of an  unsold  allotment  to or  subscription  by the  Buyer,  if the  Buyer is a dealer,  (iii) bank  deposit  notes and  certificates  of  deposit,  (iv) loan participations,  (v) repurchase agreements,  (vi) securities owned but subject to a repurchase  agreement  and (vii)  currency,  interest  rate and commodity swaps.

4.    For purposes of  determining  the aggregate  amount of securities  owned and/or  invested  on a  discretionary  basis by the Buyer,  the Buyer used the cost  of  such  securities  to  the  Buyer  and  did  not  include  any of the securities  referred to in the preceding  paragraph.  Further,  in determining such  aggregate  amount,  the  Buyer  may have  included  securities  owned by subsidiaries  of the Buyer,  but only if such  subsidiaries  are  consolidated with  the  Buyer in its  financial  statements  prepared  in  accordance  with generally  accepted  accounting  principles  and if the  investments  of  such
subsidiaries  are  managed  under  the  Buyer's   direction.   However,   such
securities  were not included if the Buyer is a  majority-owned,  consolidated subsidiary  of  another  enterprise  and the Buyer is not  itself a  reporting company under the Securities Exchange Act of 1934.

5.    The  Buyer   acknowledges  that  it  is  familiar  with  Rule  144A  and
understands   that  the  seller  to  it  and  other  parties  related  to  the
Certificates  are relying and will  continue  to rely on the  statements  made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

____       ___      Will the Buyer be purchasing the Rule 144A
Yes        No       Securities for the Buyer's own account?

6.    If the answer to the foregoing  question is "no", the Buyer agrees that, in  connection  with any  purchase  of  securities  sold to the  Buyer for the account of a third party (including any separate  account) in reliance on Rule
144A,  the Buyer will only  purchase  for the account of a third party that at the time is a  "qualified  institutional  buyer"  within  the  meaning of Rule
144A.  In  addition,  the  Buyer  agrees  that the  Buyer  will  not  purchase securities  for a  third  party  unless  the  Buyer  has  obtained  a  current representation  letter from such third party or taken other  appropriate steps contemplated  by Rule 144A to  conclude  that such third  party  independently meets the  definition  of  "qualified  institutional  buyer" set forth in Rule
144A.

7.    The Buyer will notify  each of the  parties to which this  certification is made of any changes in the information and conclusions  herein.  Until such notice is given,  the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification as of the date of such purchase.

                                    __________________________________________
                                    Print Name of Buyer

                                    By:   ____________________________________
                                          Name:
                                          Title:

                                    Date: ____________________________________

                                                         ANNEX II TO EXHIBIT N

           QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

            [For Buyers That Are Registered Investment Companies]

      The undersigned  hereby certifies as follows in connection with the Rule
144A Investment Representation to which this Certification is attached:

8.    As indicated  below,  the undersigned is the President,  Chief Financial
Officer  or  Senior  Vice  President  of  the  Buyer  or,  if the  Buyer  is a
"qualified  institutional  buyer" as that term is  defined  in Rule 144A under the  Securities Act of 1933 ("Rule 144A") because Buyer is part of a Family of
Investment Companies (as defined below), is such an officer of the Adviser.

9.    In  connection  with  purchases  by  Buyer,  the  Buyer is a  "qualified institutional  buyer" as defined in SEC Rule 144A  because (i) the Buyer is an investment  company  registered under the Investment  Company Act of 1940, and
(ii) as marked  below,  the Buyer alone,  or the Buyer's  Family of Investment
Companies,  owned at least $100,000,000 in securities (other than the excluded securities  referred to below) as of the end of the Buyer's most recent fiscal year.  For  purposes  of  determining  the amount of  securities  owned by the
Buyer  or the  Buyer's  Family  of  Investment  Companies,  the  cost  of such securities was used.

      ____  The Buyer owned  $___________________  in  securities  (other than the  excluded  securities  referred to below) as of the end of the
            Buyer's most recent  fiscal year (such amount being  calculated in accordance with Rule 144A).

      ____  The Buyer is part of a Family of Investment  Companies which owned in the aggregate  $______________  in  securities  (other than the excluded  securities  referred  to  below)  as of  the  end of the
            Buyer's most recent  fiscal year (such amount being  calculated in accordance with Rule 144A).

10.   The term "Family of  Investment  Companies"  as used herein means two or more  registered  investment  companies (or series thereof) that have the same investment  adviser or investment  advisers that are  affiliated (by virtue of
being  majority  owned   subsidiaries  of  the  same  parent  or  because  one
investment adviser is a majority owned subsidiary of the other).

11.   The term  "securities" as used herein does not include (i) securities of issuers that are  affiliated  with the Buyer or are part of the Buyer's Family of Investment Companies,  (ii) bank deposit notes and certificates of deposit,
(iii) loan participations,  (iv) repurchase  agreements,  (v) securities owned but subject to a repurchase  agreement  and (vi)  currency,  interest rate and commodity swaps.

12.   The Buyer is familiar  with Rule 144A and  understands  that each of the parties to which this  certification  is made are relying and will continue to rely on the  statements  made  herein  because  one or more sales to the Buyer will be in reliance on Rule 144A.  In addition,  the Buyer will only  purchase for the Buyer's own account.

13.   The  undersigned   will  notify  each  of  the  parties  to  which  this
certification  is made  of any  changes  in the  information  and  conclusions herein.  Until such notice,  the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this  certification by the undersigned as of the date of such purchase.

                                    __________________________________________
                                    Print Name of Buyer

                                    By:   ____________________________________
                                          Name:
                                          Title:

                                    IF AN ADVISER:

                                    Print Name of Buyer

                                    Date: ____________________________________

                                                                     EXHIBIT O

                                  [RESERVED]

                                                                     EXHIBIT P

                     FORM OF ERISA REPRESENTATION LETTER

                                                              __________, 20__

Residential Asset Securities Corporation
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota 55437

U.S. Bank National Association
EP-MN-WS3D
60 Livingston Avenue
St. Paul, MN 55107
Attn: Structured Finance/RASC 2006-EMX9

Residential Funding Company, LLC
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota 55437

Re:   Home Equity Mortgage Asset-Backed Pass-Through
      Certificates,
      Series 2006-EMX9, Class SB

Ladies and Gentlemen:

      [____________________________________]   (the  "Purchaser")  intends  to
purchase from  [______________________________] (the "Seller") $[____________]
Initial  Certificate  Principal  Balance of Home Equity Mortgage  Asset-Backed
Pass-Through Certificates,  Series 2006-EMX9, Class ____ (the "Certificates"),
issued  pursuant to the Pooling and  Servicing  Agreement  (the  "Pooling  and
Servicing  Agreement"),  dated as of October 27, 2006 among  Residential Asset
Securities  Corporation,  as  the  depositor  (the  "Depositor"),  Residential
Funding  Company,  LLC, as master  servicer (the "Master  Servicer")  and U.S.
Bank National Association,  as trustee (the "Trustee").  All terms used herein and not  otherwise  defined  shall have the  meanings set forth in the Pooling and  Servicing  Agreement.  The Purchaser  hereby  certifies,  represents  and warrants to, and covenants  with,  the  Depositor,  the Trustee and the Master
Servicer that:

            (a)   The Purchaser is not an employee  benefit plan or other plan or arrangement subject to the prohibited  transaction  provisions of the
      Employee  Retirement Income Security Act of 1974, as amended  ("ERISA"), or Section  4975 of the Internal  Revenue Code of 1986,  as amended (the
      "Code"),  or any person  (including an insurance  company  investing its general account,  an investment  manager, a named fiduciary or a trustee of any such plan) who is using "plan  assets" of any such plan to effect such acquisition (each of the foregoing, a "Plan Investor"); or

            (b)   The  Purchaser  has provided the Trustee,  the Depositor and the Master  Servicer  with the Opinion of Counsel  described  in Section
      5.02(e)(i)  of the  Agreement,  which shall be acceptable to and in form and substance  satisfactory to the Trustee, the Depositor and the Master
      Servicer to the effect that the purchase or holding of  Certificates  is permissible  under  applicable law, will not constitute or result in any non-exempt prohibited  transaction under Section 406 of ERISA or Section
      4975  of  the  Code  (or   comparable   provisions  of  any   subsequent
      enactments),  and will not subject the  Trustee,  the  Depositor  or the
      Master  Servicer to any obligation or liability  (including  obligations or  liabilities  under ERISA or Section 4975 of the Code) in addition to those undertaken in the Pooling and Servicing  Agreement,  which Opinion of Counsel shall not be at the expense of the Trustee,  the Depositor or the Master Servicer.

      In addition,  the Purchaser  hereby  certifies,  represents and warrants to, and covenants  with,  the Depositor,  the Trustee and the Master  Servicer that the Purchaser  will not transfer such  Certificates  to any Plan Investor or person  unless such Plan  Investor  or person  meets the  requirements  set forth in either (a) or (b) above.

                                    Very truly yours,

                                    _______________________________________
                                    (Purchaser)

                                    By: ____________________________________
                                    Name: __________________________________
                                    Title: ___________________________________

                                                                     EXHIBIT Q

                                  [RESERVED]

                                                                     EXHIBIT R

                             ASSIGNMENT AGREEMENT

                          [ON FILE WITH THE TRUSTEE]

                                                                     EXHIBIT S

        SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

      The assessment of compliance to be delivered by the Trustee shall address, at a minimum, the criteria identified as below as "Applicable
Servicing Criteria":

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                                                                APPLICABLE
                                                                 SERVICING
                     SERVICING CRITERIA                          CRITERIA
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------------------------------------------------------------------------------
  REFERENCE                      CRITERIA
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                     GENERAL SERVICING CONSIDERATIONS
------------------------------------------------------------------------------
------------------------------------------------------------------------------
1122(d)(1)(i) Policies and procedures are instituted to
              monitor any performance or other triggers and
              events of default in accordance with the
              transaction agreements.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
1122(d)(1)(ii)If any material servicing activities are
              outsourced to third parties, policies and
              procedures are instituted to monitor the third
              party's performance and compliance with such
              servicing activities.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
1122(d)(1)(iiiAny requirements in the transaction agreements to maintain a back-up servicer for the pool
              assets are maintained.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
1122(d)(1)(iv)A fidelity bond and errors and omissions
              policy is in effect on the party participating
              in the servicing function throughout the
              reporting period in the amount of coverage
              required by and otherwise in accordance with
              the terms of the transaction agreements.
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------------------------------------------------------------------------------
                    CASH COLLECTION AND ADMINISTRATION
------------------------------------------------------------------------------
------------------------------------------------------------------------------
1122(d)(2)(i) Payments on pool assets are deposited into the    |X| (as to
              appropriate custodial bank accounts and           accounts held
              related bank clearing accounts no more than       by Trustee)
              two business days following receipt, or such
              other number of days specified in the
              transaction agreements.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
1122(d)(2)(ii)Disbursements made via wire transfer on behalf    |X| (as to
              of an obligor or to an investor are made only   investors only)
              by authorized personnel.
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------------------------------------------------------------------------------
1122(d)(2)(iii)Advances of funds or guarantees regarding
              collections, cash flows or distributions, and
              any interest or other fees charged for such
              advances, are made, reviewed and approved as
              specified in the transaction agreements.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
              The related accounts for the transaction, such
              as cash reserve accounts or accounts
              established as a form of                          |X| (as to
              overcollateralization, are separately            accounts held
              maintained (e.g., with respect to commingling     by Trustee)
              of cash) as set forth in the transaction
1122(d)(2)(iv)agreements.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
1122(d)(2)(v) Each custodial account is maintained at a
              federally insured depository institution as
              set forth in the transaction agreements. For
              purposes of this criterion, "federally insured
              depository institution" with respect to a
              foreign financial institution means a foreign
              financial institution that meets the
              requirements of Rule 13k-1(b)(1) of the
              Securities Exchange Act.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
1122(d)(2)(vi)Unissued checks are safeguarded so as to
              prevent unauthorized access.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
1122(d)(2)(vii)Reconciliations are prepared on a monthly
              basis for all asset-backed securities related
              bank accounts, including custodial accounts
              and related bank clearing accounts. These
              reconciliations are (A) mathematically
              accurate; (B) prepared within 30 calendar days
              after the bank statement cutoff date, or such
              other number of days specified in the
              transaction agreements; (C) reviewed and
              approved by someone other than the person who
              prepared the reconciliation; and (D) contain
              explanations for reconciling items. These
              reconciling items are resolved within 90
              calendar days of their original
              identification, or such other number of days
              specified in the transaction agreements.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
                    INVESTOR REMITTANCES AND REPORTING
------------------------------------------------------------------------------
------------------------------------------------------------------------------
1122(d)(3)(i) Reports to investors, including those to be
              filed with the Commission, are maintained in
              accordance with the transaction agreements and
              applicable Commission requirements.
              Specifically, such reports (A) are prepared in
              accordance with timeframes and other terms set
              forth in the transaction agreements; (B)
              provide information calculated in accordance
              with the terms specified in the transaction
              agreements; (C) are filed with the Commission
              as required by its rules and regulations; and
              (D) agree with investors' or the trustee's
              records as to the total unpaid principal
              balance and number of pool assets serviced by
              the servicer.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
1122(d)(3)(ii)Amounts due to investors are allocated and            |X|
              remitted in accordance with timeframes,
              distribution priority and other terms set
              forth in the transaction agreements.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
              Disbursements made to an investor are posted
              within two business days to the servicer's
              investor records, or such other number of days        |X|
1122(d)(3)(iii)specified in the transaction agreements.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
              Amounts remitted to investors per the investor
              reports agree with cancelled checks, or other         |X|
1122(d)(3)(iv)form of payment, or custodial bank statements.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
                         POOL ASSET ADMINISTRATION
------------------------------------------------------------------------------
------------------------------------------------------------------------------
1122(d)(4)(i) Collateral or security on pool assets is
              maintained as required by the transaction
              agreements or related asset pool documents.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
              Pool assets and related documents are
              safeguarded as required by the transaction
1122(d)(4)(ii)agreements
------------------------------------------------------------------------------
------------------------------------------------------------------------------
1122(d)(4)(iii)Any additions, removals or substitutions to
              the asset pool are made, reviewed and approved
              in accordance with any conditions or
              requirements in the transaction agreements.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
1122(d)(4)(iv)Payments on pool assets, including any
              payoffs, made in accordance with the related
              pool asset documents are posted to the
              servicer's obligor records maintained no more
              than two business days after receipt, or such
              other number of days specified in the
              transaction agreements, and allocated to
              principal, interest or other items (e.g.,
              escrow) in accordance with the related pool
              asset documents.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
1122(d)(4)(v) The servicer's records regarding the pool
              assets agree with the servicer's records with
              respect to an obligor's unpaid principal
              balance.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
1122(d)(4)(vi)Changes with respect to the terms or status of an obligor's pool asset  (e.g., loan
              modifications or re-agings) are made, reviewed
              and approved by authorized personnel in
              accordance with the transaction agreements and
              related pool asset documents.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
1122(d)(4)(vii)Loss mitigation or recovery actions (e.g.,
              forbearance plans, modifications and deeds in
              lieu of foreclosure, foreclosures and
              repossessions, as applicable) are initiated,
              conducted and concluded in accordance with the
              timeframes or other requirements established
              by the transaction agreements.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
1122(d)(4)(vii)Records documenting collection efforts are
              maintained during the period a pool asset is
              delinquent in accordance with the transaction
              agreements. Such records are maintained on at
              least a monthly basis, or such other period
              specified in the transaction agreements, and
              describe the entity's activities in monitoring
              delinquent pool assets including, for example,
              phone calls, letters and payment rescheduling
              plans in cases where delinquency is deemed
              temporary (e.g., illness or unemployment).
------------------------------------------------------------------------------
------------------------------------------------------------------------------
1122(d)(4)(ix)Adjustments to interest rates or rates of
              return for pool assets with variable rates are
              computed based on the related pool asset
              documents.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
1122(d)(4)(x) Regarding any funds held in trust for an
              obligor (such as escrow accounts): (A) such
              funds are analyzed, in accordance with the
              obligor's pool asset documents, on at least an
              annual basis, or such other period specified
              in the transaction agreements; (B) interest on
              such funds is paid, or credited, to obligors
              in accordance with applicable pool asset
              documents and state laws; and (C) such funds
              are returned to the obligor within 30 calendar
              days of full repayment of the related pool
              asset, or such other number of days specified
              in the transaction agreements.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
1122(d)(4)(xi)Payments made on behalf of an obligor (such as tax or insurance payments) are made on or
              before the related penalty or expiration
              dates, as indicated on the appropriate bills
              or notices for such payments, provided that
              such support has been received by the servicer
              at least 30 calendar days prior to these
              dates, or such other number of days specified
              in the transaction agreements.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
1122(d)(4)(xii)Any late payment penalties in connection with any payment to be made on behalf of an obligor
              are paid from the servicer's funds and not
              charged to the obligor, unless the late
              payment was due to the obligor's error or
              omission.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
              Disbursements made on behalf of an obligor are
              posted within two business days to the
              obligor's records maintained by the servicer,
              or such other number of days specified in the
1122(d)(4)(xii)transaction agreements.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
1122(d)(4)(xiv)Delinquencies, charge-offs and uncollectible
              accounts are recognized and recorded in
              accordance with the transaction agreements.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
              Any external enhancement or other support,
              identified in Item 1114(a)(1) through (3) or
              Item 1115 of Regulation AB, is maintained as          |X|
1122(d)(4)(xv)set forth in the transaction agreements.
------------------------------------------------------------------------------
------------------------------------------------------------------------------

------------------------------------------------------------------------------

                                                                   EXHIBIT T-1

                       FORM OF FORM 10-K CERTIFICATION

      I, [identify the certifying individual], certify that:

1.    I have  reviewed  the  annual  report on Form 10-K for the  fiscal  year
[____],  and all  reports on Form 8-K  containing  distribution  or  servicing reports  filed in  respect  of periods  included  in the year  covered by that annual report,  of the trust (the "Trust") created pursuant to the Pooling and
Servicing  Agreement dated as of October 27, 2006 (the "P&S Agreement")  among
Residential  Asset  Securities  Corporation  (the  "Depositor"),   Residential
Funding  Company,   LLC  (the  "Master   Servicer")  and  U.S.  Bank  National
Association (the "Trustee");

2.    Based on my knowledge,  the  information  in these  reports,  taken as a whole,  does not contain any untrue  statement  of a material  fact or omit to state a material fact necessary to make the  statements  made, in light of the circumstances  under which such statements were made, not misleading as of the last day of the period covered by this annual report;

3.    Based  on  my  knowledge,  the  servicing  information  required  to  be provided to the Trustee by the Master  Servicer  under the P&S  Agreement  for inclusion in these reports is included in these reports;

4.    I am responsible  for reviewing the  activities  performed by the Master
Servicer  under the P&S  Agreement  and based upon my knowledge and the annual compliance  review required under the P&S Agreement,  and, except as disclosed in the reports,  the Master Servicer has fulfilled its  obligations  under the
P&S Agreement; and

5.    The  reports  disclose  all  significant  deficiencies  relating  to the
Master Servicer's  compliance with the minimum servicing  standards based upon the report provided by an independent  public  accountant,  after conducting a review in compliance with the Uniform Single Attestation  Program for Mortgage
Bankers as set forth in the P&S Agreement, that is included in these reports.

      In giving the  certifications  above,  I have  reasonably  relied on the information  provided  to me  by  the  following  unaffiliated  parties:  [the
Trustee].

      IN  WITNESS  WHEREOF,  I  have  duly  executed  this  certificate  as of
_________, 20__.

                                                ____________________________
                                                Name:
                                                Title:

* to be signed by the senior  officer in charge of the servicing  functions of the Master Servicer

                                                                   EXHIBIT T-2

            FORM OF BACK-UP CERTIFICATE TO FORM 10-K CERTIFICATION

      The undersigned, a Responsible Officer of [______________] (the
"Trustee") certifies that:

1.    The Trustee has performed all of the duties specifically  required to be performed by it pursuant to the  provisions of the Pooling and Servicing
      Agreement  dated as of October 27, 2006 (the  "Agreement")  by and among
      Residential  Asset  Securities  Corporation,  as depositor,  Residential
      Funding Company, LLC, as master servicer,  and the Trustee in accordance with the standards set forth therein.

2.    Based on my knowledge,  the list of  Certificateholders  as shown on the
      Certificate  Register  as of the  end of  each  calendar  year  that  is provided by the Trustee pursuant to  Section 4.03(e)(I) of the Agreement is accurate as of the last day of the 20[  ] calendar year.

      Capitalized  terms used and not defined  herein  shall have the meanings given such terms in the Agreement.

      IN  WITNESS  WHEREOF,  I  have  duly  executed  this  certificate  as of
_________, 20__.

                                                ____________________________
                                                Name:
                                                Title:

                                                                     EXHIBIT U

   INFORMATION TO BE PROVIDED BY THE MASTER SERVICER TO THE RATING AGENCIES
                RELATING TO REPORTABLE MODIFIED MORTGAGE LOANS

Account number
Transaction Identifier
Unpaid Principal Balance prior to Modification
Next Due Date
Monthly Principal and Interest Payment
Total Servicing Advances
Current Interest Rate
Original Maturity Date
Original Term to Maturity (Months)
Remaining Term to Maturity (Months)
Trial Modification Indicator
Mortgagor Equity Contribution
Total Servicer Advances
Trial Modification Term (Months)
Trial Modification Start Date
Trial Modification End Date
Trial Modification Period Principal and Interest Payment
Trial Modification Interest Rate
Trial Modification Term
Rate Reduction Indicator
Interest Rate Post Modification
Rate Reduction Start Date
Rate Reduction End Date
Rate Reduction Term
Term Modified Indicator
Modified Amortization Period
Modified Final Maturity Date
Total Advances Written Off
Unpaid Principal Balance Written Off
Other Past Due Amounts Written Off
Write Off Date
Unpaid Principal Balance Post Write Off
Capitalization Indicator
Mortgagor Contribution
Total Capitalized Amount
Modification Close Date
Unpaid Principal Balance Post Capitalization Modification
Next Payment Due Date per Modification Plan
Principal and Interest Payment Post Modification
Interest Rate Post Modification
Payment Made Post Capitalization
Delinquency Status to Modification Plan